                                                                   EXHIBIT 10.40

                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                                      among

                              AVONDALE MILLS, INC.

                             The Banks Listed Herein

                                       and

                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                                    as Agent

                           Dated as of March 28, 2003

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                                TABLE OF CONTENTS

                                CREDIT AGREEMENT

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                                                                                                                   Page
                                                                                                                   ----
ARTICLE I             DEFINITIONS...............................................................................     1
         Section 1.01          Definitions......................................................................     1
         Section 1.02          Accounting Terms and Determinations..............................................    23
         Section 1.03          References.......................................................................    23
         Section 1.04          Use of Defined Terms.............................................................    23
         Section 1.05          Terminology......................................................................    23
ARTICLE II            THE CREDITS...............................................................................    23
         Section 2.01          Commitments to Lend..............................................................    23
         Section 2.02          Method of Borrowing..............................................................    25
         Section 2.03          Notes............................................................................    27
         Section 2.04          Maturity of Loans................................................................    28
         Section 2.05          Interest Rates...................................................................    28
         Section 2.06          Fees.............................................................................    30
         Section 2.07          Optional Termination or Reduction of Commitments.................................    31
         Section 2.08          Certain Mandatory Prepayments; Mandatory Reduction
                               and Termination of Commitments...................................................    31
         Section 2.09          Optional Prepayments.............................................................    32
         Section 2.10          Other Mandatory Prepayments on Revolver Loans....................................    32
         Section 2.11          General Provisions as to Payments................................................    32
         Section 2.12          Computation of Interest and Fees.................................................    37
         Section 2.13          Letter of Credit Provisions......................................................    37
         Section 2.14          No Novation......................................................................    42
ARTICLE III           CONDITIONS TO BORROWINGS..................................................................    42
         Section 3.01          Conditions to First Borrowing and Effectiveness of this
                               Agreement........................................................................    42
         Section 3.02          Conditions to All Borrowings.....................................................    46
ARTICLE IV            REPRESENTATIONS AND WARRANTIES............................................................    47
         Section 4.01          Corporate Existence and Power....................................................    47
         Section 4.02          Corporate and Governmental Authorization; No Contravention.......................    47
         Section 4.03          Binding Effect...................................................................    47
         Section 4.04          Financial Information............................................................    48
         Section 4.05          No Litigation....................................................................    48
         Section 4.06          Compliance with ERISA............................................................    48
         Section 4.07          Compliance with Laws; Payment of Taxes...........................................    49
         Section 4.08          Subsidiaries.....................................................................    49
         Section 4.09          Investment Company Act...........................................................    49
         Section 4.10          Public Utility Holding Company Act...............................................    49
         Section 4.11          Ownership of Property; Liens.....................................................    49
         Section 4.12          No Default.......................................................................    49
         Section 4.13          Full Disclosure..................................................................    50
         Section 4.14          Environmental Matters............................................................    50

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

         Section 4.15          Capital Stock....................................................................    50
         Section 4.16          Margin Stock.....................................................................    51
         Section 4.17          Insolvency.......................................................................    51
ARTICLE V             COVENANTS.................................................................................    51
         Section 5.01          Information......................................................................    51
         Section 5.02          Inspection of Property, Books and Records; Field Audits; and
                               Appraisals.......................................................................    54
         Section 5.03          Fixed Charge Coverage Ratio......................................................    56
         Section 5.04          Minimum Consolidated Cash Flow...................................................    56
         Section 5.05          Intentionally Omitted............................................................    56
         Section 5.06          Total Debt to Cash Flow Ratio....................................................    56
         Section 5.07          Restricted Payments..............................................................    56
         Section 5.08          Senior Debt to Cash Flow.........................................................    57
         Section 5.09          Loans or Advances................................................................    57
         Section 5.10          Investments......................................................................    58
         Section 5.11          Negative Pledge..................................................................    58
         Section 5.12          Maintenance of Existence.........................................................    59
         Section 5.13          Dissolution......................................................................    59
         Section 5.14          Consolidations, Mergers and Sales of Assets......................................    59
         Section 5.15          Use of Proceeds..................................................................    60
         Section 5.16          Compliance with Laws; Payment of Taxes...........................................    60
         Section 5.17          Insurance........................................................................    60
         Section 5.18          Change in Fiscal Year............................................................    61
         Section 5.19          Maintenance of Property..........................................................    61
         Section 5.20          Environmental Notices............................................................    61
         Section 5.21          Environmental Matters............................................................    61
         Section 5.22          Environmental Release............................................................    61
         Section 5.23          Additional Consolidated Senior Debt; Debt of Receivables
                               Subsidiary.......................................................................    61
         Section 5.24          Transactions with Affiliates.....................................................    62
         Section 5.25          Collateral.......................................................................    62
         Section 5.26          Subordinated Debt................................................................    63
ARTICLE VI            DEFAULTS..................................................................................    64
         Section 6.01          Events of Default................................................................    64
         Section 6.02          Notice of Default................................................................    66
ARTICLE VII           THE AGENT.................................................................................    66
         Section 7.01          Appointment; Powers and Immunities...............................................    66
         Section 7.02          Reliance by Agent................................................................    67
         Section 7.03          Defaults.........................................................................    67
         Section 7.04          Rights of Agent as a Bank........................................................    67
         Section 7.05          Indemnification..................................................................    68
         Section 7.06          CONSEQUENTIAL DAMAGES............................................................    68
         Section 7.07          Payee of Note Treated as Owner...................................................    68
         Section 7.08          Nonreliance on Agent and Other Banks.............................................    68
         Section 7.09          Failure to Act...................................................................    69
         Section 7.10          Resignation or Removal of Agent..................................................    69

ARTICLE VIII          CHANGE IN CIRCUMSTANCES; COMPENSATION.....................................................    69
         Section 8.01          Basis for Determining Interest Rate Inadequate or Unfair.........................    69
         Section 8.02          Illegality.......................................................................    70
         Section 8.03          Increased Cost and Reduced Return................................................    70
         Section 8.04          Base Rate Loans or Other Fixed Rate Loans Substituted for
                               Affected Fixed Rate Loans........................................................    72
         Section 8.05          Compensation.....................................................................    72
ARTICLE IX            MISCELLANEOUS.............................................................................    73
         Section 9.01          Notices..........................................................................    73
         Section 9.02          No Waivers.......................................................................    73
         Section 9.03          Expenses; Documentary Taxes......................................................    73
         Section 9.04          Indemnification..................................................................    73
         Section 9.05          Setoff; Sharing of Setoffs.......................................................    74
         Section 9.06          Amendments and Waivers...........................................................    75
         Section 9.07          No Margin Stock Collateral.......................................................    75
         Section 9.08          Successors and Assigns...........................................................    76
         Section 9.09          Confidentiality..................................................................    79
         Section 9.10          Representation by Banks..........................................................    79
         Section 9.11          Obligations Several..............................................................    79
         Section 9.12          Georgia Law......................................................................    79
         Section 9.13          Severability.....................................................................    79
         Section 9.14          Interest.........................................................................    79
         Section 9.15          Interpretation...................................................................    80
         Section 9.16          Waiver of Jury Trial; Consent to Jurisdiction....................................    80
         Section 9.17          Counterparts.....................................................................    80
         Section 9.18          Release of Receivables Program Assets............................................    80

EXHIBIT A-1.......         Form of Revolver Loan Note
EXHIBIT A-2.......         Form of Swing Loan Note
EXHIBIT B-1.......         Form of Opinion of Georgia Counsel for the Borrower and the Parent
EXHIBIT B-2.......         Form of Local Counsel Opinion as to Mortgage
EXHIBIT C.........         Form of Opinion of Special Counsel for the Agent
EXHIBIT D.........         Form of Assignment and Acceptance
EXHIBIT E.........         Form of Notice of Borrowing
EXHIBIT F-1.......         Form of Compliance Certificate
EXHIBIT F-2.......         Form of Asset Coverage Base Certificate
EXHIBIT G.........         Form of Closing Certificate
EXHIBIT H.........         Form of Mortgage
EXHIBIT I.........         Form of Amended and Restated Parent Guaranty
EXHIBIT J.........         Form of Amended and Restated Security Agreement
EXHIBIT K.........         Intentionally Omitted
EXHIBIT L.........         Form of Amended and Restated Stock Pledge Agreement
EXHIBIT M.........         Form of Receivables Intercreditor Agreement
EXHIBIT N.........         Form of Borrower Pledge Agreement
EXHIBIT O.........         AMGF Guaranty
EXHIBIT P.........         Security Agreement (Avondale Mills Graniteville Fabrics, Inc.)

EXHIBIT Q.........         Mortgage and Assignment of Leases, Rents and Profits
EXHIBIT R.........         Form of Notice of Letter of Credit
EXHIBIT S.........         Form of Required Assignment and Assumption Agreement
EXHIBIT T.........         Form of Global Amendment Agreement
EXHIBIT U.........         Form of Contribution Agreement
Schedule 4.05.....         Litigation
Schedule 4.08.....         Subsidiaries
Schedule 4.14.....         Environmental Matters
Schedule 5.11.....         Existing Liens
Schedule 5.17.....         Description of Insurance
Schedule 5.25.....         Plants

                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT dated as of March 28, 2003, among AVONDALE MILLS, INC., the BANKS listed on the signature pages hereof, and WACHOVIA BANK, NATIONAL ASSOCIATION (successor by merger to Wachovia Bank of Georgia, N.A., Wachovia Bank, N.A., First Union National Bank, and First Union National Bank of Georgia), as Agent.

                  The Borrower has requested amendments to the Original Credit Agreement in order, among other things, to extend the Termination Date as set forth in the definition of "Termination Date," to provide for general working capital needs and to provide for the refinancing of the Obligations outstanding under the Original Credit Agreement through the amendment and restatement of the Original Credit Agreement, and the Banks are willing to provide such financing pursuant to the terms and conditions set forth in this Agreement, which is an amendment and restatement of, and which replaces, the Original Credit Agreement.

                  The parties hereto agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

                  Section 1.01 Definitions. The terms as defined in this Section
1.01 shall, for all purposes of this Agreement and any amendment hereto (except as herein otherwise expressly provided or unless the context otherwise requires), have the meanings set forth herein:

                  "Acceptable Refinancing" means a refinancing of the 10.25% Subordinated Notes which meets each of the following criteria:

                  (a) The proceeds of such refinancing shall be sufficient to repay all of the Borrower's then-outstanding obligations under the 10.25% Subordinated Notes, and, upon consummation of such refinancing, all of such obligations shall, in fact, be fully paid;

                  (b) The earliest date of mandatory repayment of the Borrower's obligations under such refinancing shall be September 22, 2006;

                  (c) The Borrower's obligations under such refinancing shall be subordinated to the Obligations pursuant to subordination terms not materially less favorable to the Banks than the subordination terms provided in the Indenture governing the 10.25% Subordinated Notes, and otherwise on terms reasonably acceptable to the Agent and the Required Banks; and

                  (d) The agreements, instruments, and other documents evidencing such refinancing (i) do not contain terms or covenants materially more restrictive than the agreements, instruments, and other documents evidencing the 10.25% Subordinated Notes and (ii) are otherwise reasonably acceptable to the Agent and the Required Banks.

                  "Accounts Receivable Collateral" has the meaning set forth in the Security Agreement.

                  "Adjusted London Interbank Offered Rate" has the meaning set forth in Section 2.05(c).

                  "Affiliate" of any Person means (i) any Person that directly, or indirectly through one or more intermediaries, controls such Person (a "Controlling Person"), (ii) any other Person which is controlled by or is under common control with such Person, or (iii) any other Person of which such Person owns, directly or indirectly, 20% or more of the common stock or equivalent equity interests. As used herein, the term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

                  "Agent" means Wachovia Bank, National Association (successor by merger to Wachovia Bank of Georgia, N.A., Wachovia Bank, N.A., and First Union National Bank, and First Union National Bank of Georgia), a national banking association organized under the laws of the United States of America, in its capacity as administrative and syndication agent for the Banks hereunder, and its successors and permitted assigns in such capacity.

                  "Agent's Letter Agreement" means the letter agreement dated as of February 12, 2003, between the Borrower, the Agent, and Wachovia Securities, Inc., and any amendments, supplements, and modifications thereto.

                  "Aggregate Commitment" means the sum of all the Commitments.

                  "Aggregate Unused Commitment" means the sum of all the Unused Commitments.

                  "Agreement" means this Third Amended and Restated Credit Agreement (which amends, restates and replaces the Original Credit Agreement), together with all amendments and supplements hereto.

                  "AMGF" means Avondale Mills Graniteville Fabrics, Inc., a Delaware corporation which is a Wholly Owned Subsidiary and which formerly was known as Camp Helen Co.

                  "AMGF Distribution Facility Lease" means the Lease Agreement dated May 16, 1997, between Graniteville, L.L.C., as "Lessor", and AMGF, as "Lessee", pursuant to which the "Lessor" will construct a 254,774 square foot distribution facility on premises located on Bettis Academy Road, Sage Mill Industrial Park, Aiken County, South Carolina, and AMGF will lease such distribution facility for a term of 10 years, commencing November 15, 1997, for a monthly base rent of $58,385 on a "triple net" basis.

                  "AMGF Documents" means the AMGF Guaranty, the AMGF Mortgage and the AMGF Security Agreement, or any one, or more, or all of them, as the context shall require.

                  "AMGF/Graniteville Transaction" means the transaction which includes the following related events: (i) the transfer by the Borrower, as an additional equity capital contribution, of the Graniteville Indigo Dyeing Facility (having a book value of approximately $6,300,000) to AMGF; (ii) the loan by the Borrower to AMGF of up to $40,000,000 (or such amount in excess thereof as to which the consent of the Required Banks has been obtained) to construct and equip a weave room addition to the Graniteville Indigo Dyeing Facility and to equip the facility leased under the AMGF Distribution Facility Lease; (iii) the release by the Agent of the Graniteville Indigo and Dyeing Facility from the Mortgage and the Security Agreement; and
(iv) the execution and delivery by AMGF of the AMGF Documents pursuant to the Second Amendment, as described in Section 5.25(e).

                  "AMGF Guaranty" means the Limited Guaranty Agreement dated as of the date of the Second Amendment, substantially in the form of Exhibit O, executed by AMGF in favor of the Agent, for the benefit of the Banks, unconditionally Guaranteeing the payment of all of the Obligations, as amended by the Global Amendment Agreement (which, among other things, deleted the limitations on liability contained in Section 15 thereof, and deleted such
Section 15), together with all amendments and supplements thereto.

                  "AMGF Mortgage" means the Mortgage and Assignment of Leases, Rents and Profits executed by AMGF dated as of the date of the Second Amendment, substantially in the form of Exhibit Q, conveying a first priority security title to and Lien on the real property and improvements at the AMGF Plant to the Agent, for the benefit of the Banks, subject only to the Permitted Encumbrances applicable thereto, as security for the obligations of AMGF pursuant to the AMGF Guaranty, together with all amendments and supplements thereto.

                  "AMGF Plant" means the Graniteville Indigo Dyeing Facility and all equipment now or hereafter located thereon or used in connection therewith, including, without limitation, all property added in connection with the construction of a weave room addition pursuant to the AMGF/Graniteville Transaction, and all replacements thereof and substitutions therefor.

                  "AMGF Pledged Stock" means the capital stock in AMGF owned by the Borrower and described in and pledged pursuant to the Borrower Pledge Agreement.

                  "AMGF Security Agreement" means the Security Agreement executed by AMGF dated as of August 29, 1997, substantially in the form of Exhibit P, granting to the Agent, for the benefit of the Banks, a first priority security interest in all accounts, inventory, general intangibles, documents and equipment of AMGF, including without limitation, the personal property at the AMGF Plant and at the facility leased under the AMGF Distribution Facility Lease, together with all proceeds of all of the foregoing, subject only to the Permitted Encumbrances, as amended by the Global Amendment Agreement, together with all amendments and supplements thereto.

                  "Anniversary Date" means the last day of each 12 month period, commencing on the Closing Date.

                  "Applicable Margin" has the meaning set forth in Section 2.05(a).

                  "Approved Equipment Financing" means the $20,000,000 equipment financing provided to the Borrower by The CIT Group/Equipment Financing, Inc., pursuant to the terms of a Master Security Agreement by and between such parties dated July 26, 2002, as the same may be amended, restated, supplemented, or otherwise modified from time to time to the extent permitted under the terms of the Approved Equipment Financing Intercreditor Agreement.

                  "Approved Equipment Financing Intercreditor Agreement" means that certain Intercreditor Agreement by and among the Borrower, The CIT Group/Equipment Financing, Inc., and Wachovia (as "Bank Agent" therein) dated as of July 26, 2002, as the same may be amended, restated, supplemented, or otherwise modified from time to time.

                  "Asset Coverage Base" means, at any given time, the sum of (a) the book value of the Parent and its Consolidated Subsidiaries' inventory, times 0.40, plus (b) the lesser of (i) net book value (after depreciation) of the Parent and its Consolidated Subsidiaries' plants, machinery, and equipment, times 0.30, and (ii) $30,000,000, as duly reported in the most recently delivered Asset Coverage Base Certificate; provided, however, that the Asset Coverage Base for the period commencing on the Closing Date and ending upon Agent's receipt of the first Asset Coverage Base Certificate after the Closing Date shall be $66,344,000.

                  "Asset Coverage Base Certificate" has the meaning set forth in
Section 5.01(k).

                  "Assignee" has the meaning set forth in Section 9.08(c).

                  "Assignment and Acceptance" means an Assignment and Acceptance executed in accordance with Section 9.08(c) in the form attached hereto as Exhibit D.

                  "Audit/Appraisal Right Event" has the meaning set forth in
Section 5.02(c).

                  "Authority" has the meaning set forth in Section 8.02.

                  "Bank" means each bank or commercial finance company listed on the signature pages hereof as having a Commitment, and its successors and assigns.

                  "Base Rate" means for any Base Rate Loan for any day, the rate per annum equal to the higher as of such day of (i) the Prime Rate, and (ii) one-half of one percent above the Federal Funds Rate. For purposes of determining the Base Rate for any day, changes in the Prime Rate shall be effective on the date of each such change.

                  "Base Rate Loan" means a Loan which bears or is to bear interest at a rate based upon the Base Rate.

                  "Bill and Hold" means an arrangement confirmed in writing in which the Borrower or its Subsidiary invoices the customer for goods but retains possession of such goods for a period of time; provided, that all of the following requirements are satisfied:

                  (a) title to, and the risk of loss of, the goods is transferred to the customer, and the Borrower's or Subsidiary's inventory records are marked to indicate that title has passed;

                  (b) the Borrower's or Subsidiary's records are adequate to enable the Borrower or Subsidiary or a third-party to identify the goods subject to such arrangement as separate from the Borrower's or Subsidiary's own inventory at any time; and

                  (c) the related invoice is payable on the normal due date for similar Receivables of the Borrower or Subsidiary that do not arise from a Bill and Hold arrangement.

                  "Borrower" means Avondale Mills, Inc., an Alabama corporation, and its successors and its permitted assigns.

                  "Borrower Pledge Agreement" means a Stock Pledge Agreement, in substantially the form of Exhibit N, by the Borrower in favor of the Agent, for the benefit of the Banks, pledging all of the Receivables Subsidiary Pledged Stock to secure the payment of all of the Obligations, pursuant to the provisions of Section 9.18, as amended by the Global Amendment Agreement (which, among other things, includes the pledging of the AMGF Pledged Stock to secure the payment of all of the Obligations), together with all amendments and supplements thereto.

                  "Borrowing" means a borrowing hereunder consisting of Revolver Loans or Swing Loans. A Borrowing is a "Domestic Borrowing" if such Loans are Domestic Loans or a "Euro-Dollar Borrowing" if such Loans are Euro-Dollar Loans. A Domestic Borrowing is a "Set Rate Borrowing" if such Domestic Loans are Set Rate Loans or a "Base Rate Borrowing" if such Domestic Loans are Base Rate Loans.

                  "Capital Expenditures" means for any period the sum of all capital expenditures incurred during such period by the Parent and its Consolidated Subsidiaries, as determined in accordance with GAAP, but in any event including expenditures for assets acquired under Capitalized Leases.

                  "Capital Stock" means any nonredeemable capital stock of the Parent or any Consolidated Subsidiary (to the extent issued to a Person other than the Parent), whether common or preferred.

                  "Capitalized Lease" means any lease which is required to be capitalized on a consolidated balance sheet of the lessee and its subsidiaries in accordance with GAAP.

                  "Capitalized Rentals" of any Person means as of the date of any determination thereof the amount at which the aggregate Rentals due and to become due under all Capitalized Leases under which such Person is a lessee would be reflected as a liability on a consolidated balance sheet of such Person in accordance with GAAP.

                  "Casualty" means any act or occurrence of any kind or nature that results in damage, loss or destruction to the Collateral.

                  "CERCLA" means the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. Section 9601 et. seq. and its implementing regulations and amendments.

                  "CERCLIS" means the Comprehensive Environmental Response Compensation and Liability Inventory System established pursuant to CERCLA.

                  "Change of Law" shall have the meaning set forth in Section 8.02.

                  "Closing Certificate" has the meaning set forth in Section 3.01(b)(ii).

                  "Closing Date" means March 28, 2003.

                  "Code" means the Internal Revenue Code of 1986, as amended, or any successor Federal tax code.

                  "Collateral" means (i) the personal property in which the Agent is granted a security interest pursuant to the Security Agreement and the AMGF Security Agreement, respectively, (ii) the Plants and the AMGF Plant conveyed to the Agent pursuant to the Operative Mortgages, (iii) the Pledged Stock pledged to the Agent pursuant to the Pledge Agreement and (iv) the Receivables Subsidiary Pledged Stock and the AMGF Pledged Stock pledged pursuant to the Borrower Pledge Agreement; provided, however, that all references to Collateral shall exclude the Receivables Program Assets, but shall include the Receivables Subsidiary Pledged Stock and the Purchase Money Note.

                  "Commitment" refers to a commitment of a Bank to make Revolver Loans and means, with respect to each Bank, the amount set forth opposite the name of such Bank on the signature pages hereof, as such amount may be reduced from time to time pursuant to Sections 2.07 and 2.08.

                  "Compliance Certificate" has the meaning set forth in Section 5.01(c).

                  "Condemnation" means any taking of title, of use, or of any other property interest under the exercise of the power of eminent domain, whether temporarily or permanently, by any governmental authority or by any Person acting under governmental authority.

                  "Condemnation Awards" means any and all judgments, awards of damages (including, but not limited to, severance and consequential damages), payments, proceeds, settlements, amounts paid for a taking in lieu of Condemnation, or other compensation, including interest thereon, and the right to receive the same, as a result of, or in connection with, any Condemnation or threatened Condemnation.

                  "Consolidated Cash Flow" means for any period, for the Parent and its Consolidated Subsidiaries, determined on a consolidated basis in accordance with GAAP, and calculated for the Fiscal Quarter just ended and the immediately preceding 3 Fiscal Quarters, Consolidated Net Income, plus (i) Net Interest Expense (including interest on the Subordinated Debt), plus (ii) income taxes, plus (iii) depreciation, plus (iv) amortization, plus or minus, as the case may be, (v) LIFO Adjustments and plus (vi) the amount of any non-cash write-offs of obsolete or surplus equipment, spare parts or real property, up to but not in excess of $10,000,000 during any period of 4 consecutive Fiscal Quarters.

                  "Consolidated Net Income" means, for any period, the Net Income of the Parent and its Consolidated Subsidiaries determined on a consolidated basis, but excluding (i) extraordinary items and (ii) any equity interests of the Parent or any Subsidiary in the unremitted earnings of any Person that is not a Subsidiary. For purposes of clause (i), extraordinary items shall include termination and severance payments to employees, and costs and expenses incurred or accrued in connection with the closing of facilities, relating to or as a result of the acquisition of the Graniteville Assets, but, as to cash items, only to the extent of such cash items which are paid or incurred prior to the end of the first Fiscal Quarter of the 1997 Fiscal Year and in an aggregate amount not exceeding $5,000,000.

                  "Consolidated Senior Debt" means Consolidated Total Funded Debt, excluding, however, the Subordinated Debt.

                  "Consolidated Subsidiary" means at any date any Subsidiary or other entity the accounts of which, in accordance with GAAP, would be consolidated with those of the Parent in its consolidated financial statements as of such date.

                  "Consolidated Total Funded Debt" means at any date the Funded Debt of the Parent and its Consolidated Subsidiaries, determined on a consolidated basis as of such date.

                  "Contribution Agreement" means the Contribution Agreement of even date herewith in substantially the form of Exhibit U to be executed by the Parent, the Borrower and AMGF.

                  "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Parent, are treated as a single employer under Section 414 of the Code.

                  "Current Maturities of Long Term Debt" means all principal payments in respect of Long Term Debt (other than the Working Capital Obligations and payments under Subordinated Debt) that are required to be made within one year from the date of determination, whether or not the obligation to make such payments would constitute a current liability of the obligor under GAAP.

                  "Debt" of any Person means at any date, without duplication,
(i) all obligations of such Person for borrowed money (including, without limitation, the Working Capital Obligations), (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee under Capitalized Leases, (v) all obligations of such Person to reimburse any bank or other Person in respect of amounts payable under a banker's acceptance, (vi) all Redeemable Preferred Stock of such Person (in the event such Person is a corporation),
(vii) all obligations of such Person to reimburse any bank or other Person in respect of amounts paid or to be paid under a letter of credit or similar instrument (including, without limitation, all Letter of Credit Obligations),
(viii) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, (ix) all Debt of others Guaranteed by such Person, (x) all principal amounts outstanding and owed to parties other than the Borrower or any Subsidiary under the items described in clause (a) of the definition of Receivables Program Obligations, and (xi) all amounts owing by Borrower under or in connection with the Approved Equipment Financing; provided, however, that the AMGF Distribution Facility Lease shall not constitute Debt for any purpose under this Agreement.

                  "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

                  "Default Rate" means, with respect to any Loan, on any day, the sum of (i) 2% plus (ii) the interest rate (including the Applicable Margin) then in effect for such Loan; provided, however, that for any Fixed Rate Loan the rate under this clause (ii) shall not be less than the rate for Base Rate Loans after the end of the Interest Period applicable thereto.

                  "Departing Banks" means each of Bank of America, N.A., and Branch Banking and Trust Company.

                  "Dividends" means any dividend or other distribution paid in respect of any Capital Stock and Redeemable Preferred Stock (other than dividends paid or payable in the form of additional Capital Stock or Redeemable Preferred Stock).

                  "Dollars" or "$" means dollars in lawful currency of the United States of America.

                  "Domestic Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in Georgia are authorized by law to close.

                  "Domestic Loans" means Set Rate Loans or Base Rate Loans or both, as the context shall require.

                  "Employee Restricted Stock" means the 179,026 shares of Class A common stock of the Parent held by certain officers of the Parent and/or the Borrower and subject to the terms of certain stock transfer and repurchase agreements with such officers.

                  "Environmental Authority" means any foreign, federal, state, local or regional government that exercises any form of jurisdiction or authority under any Environmental Requirement.

                  "Environmental Authorizations" means all licenses, permits, orders, approvals, notices, registrations or other legal prerequisites for conducting the business of the Borrower or any Subsidiary required by any Environmental Requirement.

                  "Environmental Judgments and Orders" means all judgments, decrees or orders arising from or reasonably related to any Environmental Requirements, whether or not entered upon consent, or written agreements with an Environmental Authority or other entity arising from or reasonably related to any Environmental Requirement, whether or not incorporated in a judgment, decree or order.

                  "Environmental Liabilities" means any liabilities, whether accrued, contingent or otherwise, arising from or reasonably related to any Environmental Requirements.

                  "Environmental Notices" means written notice from any Environmental Authority or by any other person or entity, of possible or alleged noncompliance with or liability under any Environmental Requirement, including without limitation any complaints, citations, written demands or requests from any Environmental Authority or from any other person or entity for correction of any violation of any Environmental Requirement or any investigations concerning any violation of any Environmental Requirement.

                  "Environmental Proceedings" means any judicial or administrative proceedings arising from or reasonably related to any Environmental Requirement.

                  "Environmental Releases" means releases as defined in CERCLA or under any applicable state or local environmental law or regulation.

                  "Environmental Requirements" means any legal requirement relating to health, safety or the environment and applicable to the Parent, any Subsidiary or the Properties, including but not limited to any such requirement under CERCLA or similar state legislation and all federal, state and local laws, ordinances, regulations, orders, writs and decrees.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor law. Any reference to any provision of ERISA shall also be deemed to be a reference to any successor provision or provisions thereof.

                  "Euro-Dollar Business Day" means any Domestic Business Day on which dealings in Dollar deposits are carried out in the London interbank market.

                  "Euro-Dollar Loan" means a Loan to be made as a Euro-Dollar Loan pursuant to the applicable Notice of Borrowing.

                  "Euro-Dollar Reserve Percentage" has the meaning set forth in
Section 2.05(c).

                  "Event of Default" has the meaning set forth in Section 6.01.

                  "Excluded Receivables Assets" has the meaning set forth in the Receivables Intercreditor Agreement.

                  "Facility Documents" means any one, or more, or all, as the context shall require, of the Loan Documents, the Parent Documents and the AMGF Documents.

                  "Federal Funds Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the next higher 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day, provided that (i) if the day for which such rate is to be determined is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate charged to the Agent on such day on such transactions, as determined by the Agent.

                  "Fiscal Quarter" means any fiscal quarter of the Parent.

                  "Fiscal Year" means any fiscal year of the Parent. Any reference to Fiscal Year together with a specific year (e.g., "1996 Fiscal Year") refers to the Fiscal Year ending on the last Friday of August in such specific year.

                  "Fixed Charge Coverage Ratio" means, on a consolidated basis for the Parent and its Consolidated Subsidiaries, the ratio of (i) Consolidated Cash Flow, less Dividends paid and Capital Expenditures made, for the Fiscal Quarter just ended and the immediately preceding 3 Fiscal Quarters, to (ii) the sum of Net Interest Expense for the Fiscal Quarter just ended and the immediately preceding 3 Fiscal Quarters and Current Maturities of Long Term Debt, calculated at the end of the Fiscal Quarter just ended.

                  "Fixed Rate Borrowing" means a Set Rate Borrowing or a Euro-Dollar Borrowing, or both, as the context shall require.

                  "Fixed Rate Loans" means Set Rate Loans or Euro-Dollar Loans, or both, as the context shall require.

                  "Funded Debt" of any Person shall mean all Debt of such Person of the types described in clauses (i) through (vi), inclusive, and clause (x) of the definition of Debt, regardless of the maturity thereof.

                  "GAAP" means generally accepted accounting principles applied on a basis consistent with those which, in accordance with Section 1.02, are to be used in making the calculations for purposes of determining compliance with the terms of this Agreement.

                  "Global Amendment Agreement" means a Global Amendment Agreement by and among the Agent, the Parent, the Borrower, and AMGF, substantially in the form of Exhibit T hereto and dated as of the Closing Date, as the same may be amended, restated, supplemented, or otherwise modified from time to time, which Global Amendment Agreement amends the AMGF Security Agreement, the Borrower Pledge Agreement, the Pledge Agreement, the Security Agreement and the AMGF Guaranty.

                  "Graniteville Assets" means the assets acquired by the Borrower from Graniteville Company pursuant to the Graniteville Asset Purchase Agreement, which included all of the "Assets," but exclude all of the "Excluded Assets," as those terms were defined therein.

                  "Graniteville Asset Purchase Agreement" means the Asset Purchase Agreement dated March 31, 1996, as amended or supplemented from time to time prior to the Original Closing Date, by and among the Borrower, as Purchaser, the Parent, Graniteville Company, a South Carolina corporation, as Seller, and Triarc Companies, Inc., a Delaware corporation.

                  "Graniteville Indigo Dyeing Facility" means the approximately 130,000 square foot indigo dyeing facility of the Borrower located in Graniteville, South Carolina, the real property on which it is located and all personal property located thereon or used in connection therewith.

                  "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to secure, purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to provide collateral security, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

                  "Hazardous Materials" includes, without limitation, (a) solid or hazardous waste, as defined in the Resource Conservation and Recovery Act of 1980, 42 U.S.C. Section 6901 et seq. and its implementing regulations and amendments, or in any comparable state or local law or regulation, (b) "hazardous substance", "pollutant", or "contaminant" as defined in CERCLA, or in any applicable state or local law or regulation, (c) gasoline, or any other petroleum product or by-product, including, crude oil or any fraction thereof, or (d) pesticides, as defined in the Federal Insecticide, Fungicide, and Rodenticide Act of 1975, or in any comparable state or local law or regulation, as each such Act, statute or regulation may be amended from time to time.

                  "Interest Period" means:

                  (a) with respect to each Euro-Dollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the first, second, third or sixth month thereafter, as the Borrower may elect in the applicable Notice of Borrowing; provided that:

                           (i)      any Interest Period (subject to paragraph
(iii) below) which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day,

                           (ii)     any Interest Period which begins on the last
Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall, subject to paragraph (c) below, end on the last Euro-Dollar Business Day of the appropriate subsequent calendar month, and

                           (iii)    no Interest Period may be selected which
begins before the Termination Date and would otherwise end after the Termination Date; and

                  (b) with respect to each Set Rate Borrowing, any period not exceeding 30 days mutually agreeable to the Borrower and the Agent which ends on or prior to the Termination Date.

                  "Interest Rate Protection Agreement" means an interest rate hedging or protection agreement entered into by and between the Borrower and a Bank or other financial institution, together with all exhibits, schedules, extensions, renewals, amendments, substitutions and replacements thereto and thereof.

                  "Investment" means any investment in any Person, whether by means of purchase or acquisition of obligations, securities or a substantial part of the assets of such Person, capital contribution to such Person, loan or advance to such Person, making of a time deposit with such Person, Guarantee or assumption of any obligation of such Person or otherwise.

                  "Knowledge" means, with reference to any Person, the knowledge of such Person after due inquiry.

                  "Lending Office" means, as to each Bank, its office located at its address set forth on the signature pages hereof (or identified on the signature pages hereof as its Lending Office or such other office as such Bank may hereafter designate as its Lending Office) by notice to the Borrower and the Agent.

                  "Letter of Credit" means (i) letters of credit issued under the Original Credit Agreement and (ii) any other letter of credit issued pursuant to Section 2.13.

                  "Letter of Credit Application Agreement" means, with respect to any Letter of Credit, such form of application therefor (whether in a single or several documents) as the Agent may employ in the ordinary course of business for its own account, whether or not providing for collateral security, with such modifications thereto as may by agreed upon by the Agent and the Borrower and are not materially adverse to the interests of the Banks; provided, however, that in the event of any conflict between the terms of any Letter of Credit Application Agreement and this Agreement, the terms of this Agreement shall control.

                  "Letter of Credit Obligations" means, at any particular time, the sum, without duplication, of (a) the Reimbursement Obligations at such time, and (b) the aggregate maximum amount available for drawing under the Letters of Credit at such time.

                  "Lien" means, with respect to any asset, any mortgage, deed to secure debt, deed of trust, lien, pledge, charge, security interest, security title, preferential arrangement which has the practical effect of constituting a security interest or encumbrance, or encumbrance or servitude of any kind in respect of such asset to secure or assure payment of a Debt or a Guarantee, whether by consensual agreement or by operation of statute or other law, or by any agreement, contingent or otherwise, to provide any of the foregoing. For the purposes of this Agreement, the Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset; provided, however, that the property leased by AMGF pursuant to the AMGF Distribution Facility Lease shall not, solely by virtue of the AMGF Distribution Facility Lease, constitute property of AMGF subject to a Lien for any purpose under this Agreement.

                  "LIFO Adjustments" means adjustments to cost of goods sold attributable to adjusting the carrying value of inventory under the last-in, first-out method of accounting.

                  "Loan" means a Domestic Loan or a Euro-Dollar Loan or a Swing Loan and "Loans" means Domestic Loans or Euro-Dollar Loans or Swing Loans, or any or all of them, as the context shall require.

                  "Loan Documents" means this Agreement, the Notes, the Security Agreement, the Mortgages, each Letter of Credit Application Agreement, the Borrower Pledge Agreement, any other document evidencing, relating to or securing the Loans, each Letter of Credit, and any other document or instrument delivered from time to time in connection with this Agreement, the Notes, the Loans, the Letters of Credit, each Letter of Credit Application Agreement, as such documents and instruments may be amended or supplemented from time to time.

                  "London Interbank Offered Rate" has the meaning set forth in
Section 2.05(c).

                  "Long Term Debt" means at any date any Consolidated Total Funded Debt which matures (or the maturity of which may at the option of the Parent or any Consolidated Subsidiary be extended such that it matures) more than one year after such date.

                  "Margin Stock" means "margin stock" as defined in Regulations T, U or X.

                  "Material Adverse Effect" means, with respect to any event, act, condition or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences, whether or not related, a material adverse change in, or a material adverse effect upon, any of
(a) the financial condition, operations or properties of the Parent and its Consolidated Subsidiaries taken as a whole, (b) the rights and remedies of the Agent or the Banks under the Principal Documents, the Parent Documents, or the AMGF Documents, or the ability of the Borrower to perform its obligations under the Principal Documents to which it is a party or the Parent to perform its obligations under the Parent Documents, as applicable, or (c) the legality, validity or enforceability of any Parent Document, Principal Document, or AMGF Document.

                  "Material Subsidiary" means any Subsidiary which has, on the date of determination, assets with a book value of $500,000 or more or which has gross revenues in any year of $1,000,000 or more.

                  "Mortgage" means any one, or more, or all, as the context shall require, of the Master Mortgage, Deed of Trust, Leasehold Deed of Trust, Deed to Secure Debt, Leasehold Deed to Secure Debt, Uniform Commercial Code Security Agreement and Assignment of Leases, Rents and Profits of the Borrower substantially in the form of Exhibit H, conveying a first priority (except with respect to certain Plants which, at the time the Agent's Lien attached, were subject to other Liens referred to in the Original Credit Agreement but which are no longer effective) security title to and Lien on the Plant or Plants described therein (or, with respect to the Bon Air and Walton Plants, in the Borrower's leasehold interests therein and option to acquire fee title thereto) to the Agent, for the benefit of the Banks, subject only to the Permitted Encumbrances applicable thereto, as security for payment of the Obligations, together with all amendments and supplements thereto.

                  "MPPAA" means the Multiemployer Pension Plan Amendments Act of 1980, amending Title IV of ERISA.

                  "Multiemployer Plan" shall have the meaning set forth in
Section 4001(a)(3) of ERISA.

                  "Net Cash Proceeds" shall mean, in each case as set forth in a statement in reasonable detail delivered to the Agent, with respect to the disposition of assets (including any disposition pursuant to the Receivables Securitization Program or by Casualty or Condemnation) by the Parent or any of its Subsidiaries (other than the Receivables Subsidiary), the excess, if any, of
(i) the cash received in connection with such disposition over (ii) the sum of
(A) the principal amount of any Debt (other than the Obligations) which is secured by such asset and which is required to be repaid in connection with the disposition thereof, plus (B) the reasonable out-of-pocket expenses incurred by the Parent or such Subsidiary, as the case may be, in connection with such disposition, plus (C) provision for taxes, including income taxes, attributable to the disposition of such asset.

                  "Net Income" means, as applied to any Person for any period, the aggregate amount of net income of such Person, after taxes, for such period, as determined in accordance with GAAP.

                  "Net Interest Expense" means, for any period, interest expense (including capitalized interest, to the extent capitalized interest exceeds $50,000 in any Fiscal Year, including interest, yield, discount or similar amounts paid under the Receivables Securitization Program) in respect of Debt, less interest income.

                  "Notes" means the Revolver Loan Notes and the Swing Loan Note, or any one, or more, or all of them, as the context shall require, together with all amendments, consolidations, modifications, renewals, and supplements thereto.

                  "Notice of Borrowing" has the meaning set forth in Section
2.02.

                  "Obligations" means all indebtedness, liabilities and obligations of the Borrower (i) to the Agent and the Banks incurred or arising from time to time under this Agreement and each of the Principal Documents, including principal, interest, fees, costs and indemnification amounts, and any extensions or renewals thereof in whole or in part, (ii) to the Agent incurred or arising from time to time under any Letter of Credit Application Agreement, including all of the Reimbursement Obligations, and any extensions or renewals thereof in whole or in part, and (iii) to any Bank or Affiliate thereof under any Interest Rate Protection Agreement with any such Bank, limited, however, as to this clause (iii), to a maximum aggregate principal amount of $3,000,000 (prorated among all Interest Rate Protection Agreements, if there are more than one, based on the actual (as distinguished from notional) liability thereunder).

                  "Operative Mortgages" means each Mortgage and/or AMGF Mortgage which the Agent has filed for record in the appropriate filing office pursuant to the provisions of Section 5.25.

                  "Original Credit Agreement" means the Amended and Restated Credit Agreement dated as of April 29, 1996 (which amended and restated the Credit Agreement dated March 29, 1994, as amended prior to April 29, 1996), as amended by First Amendment to Credit Agreement dated as of March 20, 1997, Second Amendment to Credit Agreement dated as of August 29, 1997, Third Amendment to Credit Agreement dated as of August 27, 1999, and Fourth Amendment to Credit Agreement dated as of April 1, 2000, as amended and restated by Second Amended and Restated Credit Agreement dated September 28, 2000, as amended by First Amendment to Second Amended and Restated Credit Agreement dated August 30, 2001, Second Amendment to Second Amended and Restated Credit Agreement dated February 6, 2002, Third Amendment to Second Amended and Restated Credit Agreement dated May 1, 2002, Fourth Amendment to Second Amended and Restated Credit Agreement dated May 24, 2002, and Fifth Amendment to Second Amended and Restated Credit Agreement dated August 30, 2002, by and among the Borrower, Wachovia Bank, N.A. (successor by merger to Wachovia Bank of Georgia, N.A., Wachovia Bank, N.A., First Union National Bank, and First Union National Bank of Georgia), as Agent and as a Bank, Bank One, N.A. (formerly The First National Bank of Chicago), as Documentation Agent and as a Bank, Bank of America, N.A. (formerly NationsBank, N.A.), and Regions Bank (formerly First Alabama Bank).

                  "Original Closing Date" means April 29, 1996.

                  "Parent" means Avondale Incorporated, a Georgia corporation, and its successors and permitted assigns.

                  "Parent Documents" means the Parent Guaranty and the Pledge Agreement, or either of them, as the context shall require.

                  "Parent Guaranty" means the Amended and Restated Guaranty Agreement dated as of even date herewith, substantially in the form of Exhibit I, executed by the Parent in favor of the Agent, for the benefit of the Banks, unconditionally Guaranteeing the payment of all of the Obligations.

                  "Participant" has the meaning set forth in Section 9.08(b).

                  "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

                  "Performance Pricing Determination Date" has the meaning set forth in Section 2.05(a).

                  "Permitted Encumbrances" means, , (i) as to the Collateral described in the Security Agreement and the AMGF Security Agreement, the encumbrances expressly permitted by the Security Agreement (including, without limitation, liens and encumbrances related to the Approved Equipment Financing to the extent contemplated by the Approved Equipment Financing Intercreditor Agreement) or the AMGF Security Agreement, as the case may be, and (ii) as to each Plant and the AMGF Plant (including, without limitation, liens and encumbrances related to the Approved Equipment Financing to the extent contemplated by the Approved Equipment Financing Intercreditor Agreement), the encumbrances expressly permitted by the

Mortgage and the AMGF Mortgage with respect to such Plant or the AMGF Plant, as the case may be.

                  "Person" means an individual, a corporation, a limited liability company, a partnership, an unincorporated association, a trust or any other entity or organization, including, but not limited to, a government or political subdivision or an agency or instrumentality thereof.

                  "Plan" means at any time an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and is either (i) maintained by a member of the Controlled Group for employees of any member of the Controlled Group or
(ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding 5 plan years made contributions.

                  "Plants" means any one, or more, or all, as the context shall require, of the Plants described in Schedule 5.25, as it may be supplemented from time to time pursuant to Section 5.25, including as to each such Plant the Property on which it is located and the buildings, fixtures and other improvements located thereon.

                  "Pledge Agreement" means the Amended and Restated Stock Pledge Agreement executed pursuant to the Original Credit Agreement, substantially in the form of Exhibit L, executed by the Parent in favor of the Agent, for the benefit of the Banks, pledging the Pledged Stock to secure the payment of all of the Obligations, as amended by the Global Amendment Agreement, together with all amendments and supplements thereto.

                  "Pledged Stock" means the capital stock in the Borrower owned by the Parent and described in and pledged pursuant to the Pledge Agreement.

                  "Prime Rate" refers to that interest rate so denominated and set by Wachovia from time to time as an interest rate basis for borrowings. The Prime Rate is but one of several interest rate bases used by Wachovia. Wachovia lends at interest rates above and below the Prime Rate.

                  "Principal Documents" means this Agreement, the Notes, each Letter of Credit Application Agreement, the Security Agreement, the Operative Mortgages and the Borrower Pledge Agreement.

                  "Properties" means all real property owned, leased or otherwise used or occupied by the Borrower or any Subsidiary, wherever located.

                  "Purchase Money Note" means a promissory note evidencing the obligation of the Receivables Subsidiary to pay to the Borrower or any of its Subsidiaries the purchase price for Receivables in connection with the Receivables Securitization Program, which note shall be repaid from cash available to the Receivables Subsidiary, other than cash required to be held as reserves pursuant to Receivables Documents, amounts paid in respect of interest, principal and other amounts owing under Receivables Documents and amounts paid in connection with the purchase of additional Receivables.

                  "Real Property Documentation" shall mean the instruments, documents and agreements executed and/or delivered by Borrower or AMGF to the Agent (if applicable) pursuant to Section 5.25 in connection with each Operative Mortgage in order to convey to the Agent (or a trustee for the benefit of the Agent with respect to property in North Carolina) for the benefit of the Banks a first priority (except for certain Plants which, at the time the Agent's Lien attached, were subject to other Liens referred to in the Original Credit Agreement but which are no longer effective) security interest in, lien on and security title (subject to Permitted Encumbrances) to the right, title and interest of Borrower in the Plant or Plants described therein or in the AMGF Plant, as the case may be, and other rights ancillary thereto, all in form and substance reasonably satisfactory to the Agent, after consultation with the Borrower or AMGF, as the case may be. The Real Property Documentation may include, without limitation, the following as to each Plant or AMGF Plant and the Property on which it is located:

                  (i) an owner's/lessee's affidavit for each parcel or tract of such Property;

                  (ii) mortgagee title insurance binders and policies for each tract or parcel of such Property;

                  (iii) such consents, acknowledgments, intercreditor or attornment and subordination agreements as the Agent may require from any Third Parties with respect to any portion of such Property;

                  (iv) a current survey of each parcel or tract of such Property;

                  (v) a certificate as to the insurance required by the related Mortgage or AMGF Mortgage, to the extent not furnished pursuant to Section 5.17;

                  (vi) a report of a licensed engineer detailing an environmental inspection of such Property;

                  (vii) an indemnification agreement regarding hazardous materials for such Property;

                  (viii) an appraisal of such Property, prepared by an appraiser satisfactory to the Agent and engaged by and on behalf of the Agent and the Banks;

                  (ix) any revenue ruling or similar assurance from the department or revenue or taxation requested by the Agent with respect to any stamp, intangible or other taxes payable in connection with the filing for record of any of the Mortgages or the AMGF Mortgage, as the case may be; and

                  (x) with respect to the AMGF Plant, a sewer easement satisfactory to the Agent pertaining to the adjacent land owned by the Borrower.

                  "Receivables" means all rights of the Borrower or its Subsidiary to payment, whether constituting an account, chattel paper, instrument, general intangible or otherwise, arising from the sale of goods or services (including rights under Bill and Hold arrangements) by the Borrower or its Subsidiary (and including the right to payment of any interest or finance charges and other obligations with respect thereto).

                  "Receivables Documents" means (x) a receivables purchase agreement, pooling and servicing agreement, credit agreement, agreements to acquire undivided interests or other agreement to transfer, or create a security interest in, Receivables Program Assets, in each case as amended, modified, supplemented or restated and in effect from time to time entered into by the Borrower and/or its Subsidiaries (including the Receivables Subsidiary), and (y) each other instrument, agreement and other document entered into by the Borrower or its Subsidiaries (including the Receivables Subsidiary) relating to the transactions contemplated by the items referred to in clause (x) above, in each case as amended, modified, supplemented or restated and in effect from time to time.

                  "Receivables Intercreditor Agreement" means the Intercreditor Agreement substantially in the form of Exhibit M, between the Agent and the Administrative Agent and Receivables Collateral Agent under the Receivables Securitization Program described therein that replaced the initial Receivables Securitization Program entered into pursuant to the Original Credit Agreement or, in respect of any Replacement Program (as defined in Section 2.08(b)), any other intercreditor agreement between an administrative agent, receivables collateral agent, trustee or similar party and the Agent, in each case as amended from time to time.

                  "Receivables Program Assets" means (a) all Receivables which are described as being transferred by the Borrower or its Subsidiaries (including the Receivables Subsidiary) pursuant to the Receivables Documents; provided, however, that the term "Receivables" shall not include any Excluded Receivables Assets, (b) all Receivables Related Assets, and (c) all collections (including recoveries) and other proceeds of the assets described in the foregoing clauses (a) and (b).

                  "Receivables Program Obligations" means (a) notes, trust certificates, undivided interests, partnership interests or other interests representing the right to be paid a specified principal amount from the Receivables Program Assets, and (b) related obligations of the Borrower and/or its Subsidiaries (including, without limitation, rights in respect of interest or yield, breach of warranty claims and expense reimbursement and indemnity provisions) and other Standard Securitization Undertakings.

                  "Receivables Related Assets" means (i) any rights arising under the documentation governing or relating to Receivables (including rights in respect of liens securing such Receivables and other credit support in respect of such Receivables), (ii) any proceeds of such Receivables and any lockboxes or accounts in which such proceeds are deposited, (iii) spread accounts and other similar accounts (and any amount on deposit therein) established in connection with the Receivables Securitization Program, (iv) any warranty, indemnity, dilution and other intercompany claim arising out of Receivables Documents and (v) all other property included in the definition of "Specified Assets" contained in the Receivables Intercreditor Agreement; provided, however, that the term "Receivables Related Assets" shall not include any Excluded Receivables Assets.

                  "Receivables Securitization Program" means any transaction or series of transactions that may be entered into by the Borrower and its Subsidiaries pursuant to which the Borrower and/or its Subsidiaries may sell, convey or otherwise transfer to the Receivables Subsidiary and (in the case of a transfer by the Receivables Subsidiary) any other Person, or may grant a security interest in, any Receivables Program Assets (whether now existing or arising in the future); provided that:

                  (a) no portion of the indebtedness or any other obligations (contingent or otherwise) of a Receivables Subsidiary or Special Purpose Vehicle (i) is guaranteed by the Borrower or its Subsidiaries (other than the Receivables Subsidiary and excluding guarantees of obligations pursuant to Standard Securitization Undertakings), (ii) is recourse to or obligates the Borrower or its Subsidiaries (other than the Receivables Subsidiary) for payment other than pursuant to Standard Securitization Undertakings or (iii) subjects any property or asset of the Borrower or its Subsidiaries (other than the Receivables Subsidiary), directly or indirectly, contingently or otherwise, to the satisfaction of obligations incurred in such transactions, other than pursuant to Standard Securitization Undertakings,

                  (b) the Borrower and its Subsidiaries (other than the Receivables Subsidiary) do not have any obligation to maintain or preserve the financial condition of a Receivables Subsidiary or a Special Purpose Vehicle or cause such entity to achieve certain levels of operating results, and

                  (c) the scheduled maturity of any Receivables Program Obligations of the type described in clause (a) of the definition of "Receivables Program Obligations" is no earlier than November 15, 2002.

                  "Receivables Subsidiary" means a special purpose corporation that is a Wholly Owned Subsidiary of the Borrower, created for the sole purpose of, and whose only business shall be, acquisition of the Receivables Program Assets pursuant to the Receivables Securitization Program and those activities incidental to the Receivables Securitization Program.

                  "Receivables Subsidiary Pledged Stock" means the capital stock in the Receivables Subsidiary owned by the Borrower and described in and pledged pursuant to the Borrower Pledge Agreement.

                  "Redeemable Preferred Stock" of any Person means any preferred stock issued by such Person which is either (i) mandatorily redeemable (by sinking fund or similar payments or otherwise) or (ii) redeemable at the option of the holder thereof.

                  "Refunding Loan" means a new Loan made on the day on which an outstanding Loan is maturing or a Base Rate Borrowing for a Loan is being converted to a Fixed Rate Borrowing, if and to the extent that the proceeds thereof are used entirely for the purpose of paying such maturing Loan or Loan being converted, excluding any difference between the amount of such maturing Loan or Loan being converted and any greater amount being borrowed on such day and actually either being made available to the Borrower pursuant to Section 2.02(c) or remitted to the Agent as provided in Section 2.11, in each case as contemplated in Section 2.02(d).

                  "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

                  "Regulation T" means Regulation T of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

                  "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

                  "Regulation X" means Regulation X of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

                  "Register" has the meaning set forth in Section 9.08(c).

                  "Reimbursement Obligations" means the reimbursement or repayment obligations of the Borrower to the Agent pursuant to Section 2.13 with respect to any Letter of Credit.

                  "Required Assignment and Assumption Agreement" means an Assignment and Assumption Agreement by and among the Banks, the Departing Banks, the Agent, the Borrower, and the Parent, substantially in the form of Exhibit S hereto and dated the Closing Date, as the same may be amended, restated, supplemented, or otherwise modified from time to time.

                  "Required Banks" means at any time Banks having at least 66 2/3% of the aggregate amount of the sum of the Commitments or, if the Commitments are no longer in effect, Banks holding at least 66 2/3% of the sum of the aggregate outstanding principal amount of the Revolver Loan Notes.

                  "Restricted Payment" means (i) any Dividends paid by the Parent and (ii) any payment on account of the purchase, redemption, retirement or acquisition of (a) any Capital Stock (except shares acquired upon the conversion thereof into other shares of Capital Stock) or (b) any option, warrant or other right to acquire shares of Capital Stock, other than (i) up to $5,000,000 in payments with respect to the Employee Restricted Stock and (ii) any payments made in respect of shares of Capital Stock of the Parent owned by
G. Stephen Felker pursuant to an existing repurchase arrangement, to the extent such payments are made from the proceeds of insurance on his life.

                  "Revolver Loan" means a Loan made at the same time by the Banks as a Revolver Loan pursuant to Section 2.01(a) and the other applicable provisions of Article II, which may be a Base Rate Loan or a Euro-Dollar Loan, subject to the provisions of Article II.

                  "Revolver Loan Notes" means promissory notes of the Borrower, substantially in the form of Exhibit A-1, evidencing the obligation of the Borrower to repay the Revolver Loans, together with all amendments, consolidations, modifications, renewals, and supplements thereto.

                  "Rolling Stock" means all tractors, trailers and other motor vehicles of the Debtor, title to which is registered under the Alabama Certificate of Title and Antitheft Act (Ala. Code 32-8-1, et seq.), which term does not include any motor vehicles listed on Exhibit B to the Security Agreement.

                  "Second Amendment and Restatement Effective Date" means September 28, 2000.

                  "Security Agreement" means the Amended and Restated Security Agreement executed pursuant to the Original Credit Agreement, substantially in the form of Exhibit J, granting to the Agent, for the benefit of the Banks, a first priority (except with respect to certain equipment which, at the time the Agent's Lien attached, was subject to other Liens which are no longer effective) security interest in the personal property described therein, subject only to the Permitted Encumbrances, as amended in that certain Fourth Amendment to Second Amended and Restated Credit Agreement described in the definition of "Original Credit Agreement" and by the Global Amendment Agreement, together with all amendments and supplements thereto.

                  "Senior Debt to Cash Flow Ratio" means the ratio of Consolidated Senior Debt to Consolidated Cash Flow, calculated at the end of each Fiscal Quarter.

                  "Set Rate" means a fixed rate per annum, for a specified principal amount of the Swing Loans and for a specified Interest Period, set and established from time to time by the Borrower and Wachovia pursuant to Section 2.01(b)(ii).

                  "Set Rate Loan" means a Loan to be made as a Set Rate Loan pursuant to Section 2.01(b)(ii).

                  "Set Rate Request" has the meaning set forth in Section 2.01(b)(ii).

                  "Special Purpose Vehicle" means a trust, partnership or other special purpose Person established by the Borrower to implement the Receivables Securitization Program.

                  "Standard Securitization Undertakings" means representations, warranties, covenants and indemnities entered into by the Borrower or its Subsidiaries (other than the Receivables Subsidiary) that are reasonably customary in accounts receivable securitization transactions, as determined in good faith by the Agent.

                  "Stockholders' Equity" means, at any time, the shareholders' equity of the Parent and its Consolidated Subsidiaries, as set forth or reflected on the most recent consolidated balance sheet of the Parent and its Consolidated Subsidiaries prepared in accordance with GAAP, but excluding any Redeemable Preferred Stock of the Parent or any of its Consolidated Subsidiaries. Shareholders' equity generally would include, but not be limited to (i) the par or stated value of all outstanding Capital Stock, (ii) capital surplus, (iii) retained earnings, and (iv) various deductions such as (A) purchases of treasury stock, (B) valuation allowances, (C) receivables due from an employee stock ownership plan, (D) employee stock ownership plan debt guarantees, and (E) translation adjustments for foreign currency transactions.

                  "Subordinated Debt" means (i) the 10.25% Subordinated Notes and any Acceptable Refinancing which replaces them and (ii) any other Debt, the payment of which has been expressly subordinated to payment of the Obligations pursuant and subject to documents containing terms and conditions reasonably satisfactory to the Agent and which has a maturity no earlier than September 29, 2006.

                  "Subsidiary" means any corporation or other entity (other than a Special Purpose Vehicle) of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Parent.

                  "Swing Loan" means a Loan made by Wachovia pursuant to Section 2.01(b), which may be a Base Rate Loan or a Set Rate Loan, subject to the provisions of Section 2.01(b)(ii).

                  "Swing Loan Note" means the promissory note of the Borrower, substantially in the form of Exhibit A-2, evidencing the obligation of the Borrower to repay the Swing Loans, together with all amendments, consolidations, modifications, renewals, and supplements thereto.

                  "10.25% Subordinated Notes" means the Senior Subordinated Notes due 2006, issued by the Borrower on the Original Closing Date, as amended, modified, renewed or supplemented from time to time, subject to the provisions of Section 5.26.

                  "Termination Date" means March 27, 2006; provided, however, that if an Acceptable Refinancing is not consummated on or before November 1, 2005, the "Termination Date" shall automatically become November 1, 2005.

                  "Third Parties" means all mortgagees, lessees, sublessees, tenants, licensees and other users of the Properties, excluding those users of the Properties in the ordinary course of the Borrower's business and on a temporary basis.

                  "Total Debt to Cash Flow Ratio" means the ratio of Consolidated Total Funded Debt to Consolidated Cash Flow, calculated at the end of each Fiscal Quarter.

                  "Transferor Certificate" means, (i) with respect to the Receivables Securitization Program closed on the Original Closing Date, the "Transferor Certificate" described in Section 4.1 of the Avondale Receivables Master Trust Pooling and Servicing Agreement dated on or about the Original Closing Date among the Receivables Subsidiary, the Borrower and Manufacturers and Traders Trust Company, as trustee, and (ii) as to any other Receivables Securitization Program, any similar instrument evidencing the interest of the Receivables Subsidiary in respect of the Receivables transferred in the Receivables Securitization Program.

                  "Transferee" has the meaning set forth in Section 9.08(d).

                  "Unused Commitment" means at any date, with respect to any Bank, an amount equal to its Commitment less the aggregate outstanding principal amount of its Loans, other than, with respect to Wachovia, the Swing Loan, and less the amount of its share of risk in the Letter of Credit Obligations.

                  "Wachovia" means Wachovia Bank, National Association (successor by merger to Wachovia Bank of Georgia, N.A., Wachovia Bank, N.A., First Union National Bank, and First Union National Bank of Georgia), a national banking association, and its successors.

                  "Wholly Owned Subsidiary" means any Subsidiary all of the shares of capital stock or other ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by the Parent.

                  "Working Capital Obligations" means the aggregate principal amount of Revolver Loans and Swing Loans plus the amount of the Letter of Credit Obligations outstanding at any time.

                  Section 1.02 Accounting Terms and Determinations. Unless otherwise specified herein, all terms of an accounting character used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared, in accordance with GAAP, applied on a basis consistent (except for changes concurred in by the Parent's independent public accountants or otherwise required by a change in GAAP) with the most recent audited consolidated financial statements of the Parent and its Consolidated Subsidiaries delivered to the Banks unless with respect to any such change concurred in by the Parent's independent public accountants or required by GAAP, in determining compliance with any of the provisions of this Agreement or any of the other Loan Documents:
(i) the Borrower shall have objected to determining such compliance on such basis at the time of delivery of such financial statements, or (ii) the Required Banks shall so object in writing within 30 days after the delivery of such financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made (which, if objection is made in respect of the first financial statements delivered under
Section 5.01 hereof, shall mean the financial statements referred to in Section 4.04).

                  Section 1.03 References. Unless otherwise indicated, references in this Agreement to "Articles", "Exhibits", "Schedules", "Sections" and other subdivisions are references to articles, exhibits, schedules, sections and other subdivisions hereof.

                  Section 1.04 Use of Defined Terms. All terms defined in this Agreement shall have the same defined meanings when used in any of the other Loan Documents, unless otherwise defined therein or unless the context shall require otherwise.

                  Section 1.05 Terminology. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and the plural shall include the singular. Titles of Articles and Sections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

                                   ARTICLE II

                                   THE CREDITS

                  Section 2.01 Commitments to Lend.

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

                  (a) Revolver Loans. Each Bank severally agrees, on the terms and conditions set forth herein, to make Revolver Loans to the Borrower from time to time before the Termination Date; provided that, immediately after each such Revolver Loan is made, (i) the aggregate outstanding principal amount of Revolver Loans made by such Bank shall not exceed the amount of its Commitment and (ii) the Working Capital Obligations (plus, for purposes of this calculation, the face amount of each Letter of Credit, the issuance of which has been requested by the Borrower and authorized by the Agent but which has not yet, in fact, been issued) shall not exceed the lesser of (A) the Aggregate Commitment and (B) the Asset Coverage Base. Revolver Loans may be Base Rate Loans or Euro-Dollar Loans. Each Revolver Loan Borrowing under this Section 2.01(a) shall be in an aggregate principal amount of $5,000,000 or any larger multiple of $500,000 (except that any such Borrowing may be in the amount of the Aggregate Unused Commitments) and shall be made from the several Banks ratably in proportion to their respective Commitments. Within the foregoing limits, the Borrower may borrow under this Section 2.01(a), repay or, to the extent permitted by Section 2.09, prepay Revolver Loans and reborrow under this Section 2.01(a) at any time before the Termination Date.

                  (b)      Swing Loans.

                           (i) In addition to the foregoing, Wachovia shall from time to time, upon the request of the Borrower, if the applicable conditions precedent in Article III have been satisfied, make Swing Loans to the Borrower in an aggregate principal amount at any time outstanding not exceeding $10,000,000; provided that, immediately after such Swing Loan is made, the Working Capital Obligations (plus, for purposes of this calculation, the face amount of each Letter of Credit, the issuance of which has been requested by the Borrower and authorized by the Agent but which has not yet, in fact, been issued) shall not exceed the lesser of (A) the Aggregate Commitment and (B) the Asset Coverage Base. Each Swing Loan Borrowing which is a Base Rate Borrowing under this Section 2.01(b)(i) shall be in an aggregate principal amount of $100,000 or any larger multiple of $25,000. Within the foregoing limits, the Borrower may borrow under this Section 2.01(b), prepay and reborrow under this Section 2.01(b) at any time before the Termination Date. Swing Loans shall be included in the calculation of "Working Capital Obligations" hereunder, but shall not be considered a utilization of the Commitment of Wachovia or any other Bank hereunder. All Swing Loans shall be made as Base Rate Loans, except that Swing Loans may be made as Set Rate Loans subject and pursuant to the provisions of clause (ii) below. At any time, upon the request of Wachovia, each Bank other than Wachovia shall, on the third Domestic Business Day after such request is made, purchase a participating interest in Swing Loans (including those that are Base Rate Loans and those that are Set Rate Loans) in an amount equal to its ratable share (based upon its respective Commitment) of such Swing Loans. On such third Domestic Business Day, each Bank will immediately transfer to Wachovia, in immediately available funds, the amount of its participation. Whenever, at any time after Wachovia has received from any such Bank its participating interest in a Swing Loan, the Agent receives any payment on account thereof, the Agent will distribute to such Bank its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Bank's participating interest was outstanding and funded); provided, however, that in the event that such payment received by the Agent is required to be returned, such Bank will return to the Agent any portion thereof previously distributed by the Agent to it. Each Bank's obligation to purchase such participating interests shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation: (i) any set-off, counterclaim, recoupment, defense or other right which such Bank or any other Person may have against Wachovia requesting such purchase or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default or the termination of the Commitments; (iii) any adverse change in the condition (financial or otherwise) of the Borrower, the Parent or any other Person; (iv) any breach of this Agreement by the Borrower or any other Bank; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

                           (ii) Swing Loans may be Set Rate Loans, if the Agent shall have determined that such Set Rate Loan, including the principal amount thereof, the Interest Period and the Set Rate applicable thereto, has been expressly agreed to by the Borrower and Wachovia (such agreement may be obtained by telephone, confirmed promptly to the Agent in writing) pursuant to the following procedures. Each Swing Loan Borrowing which is a Set Rate Borrowing under this
         Section 2.01(b)(ii) shall be in an aggregate principal amount of $1,000,000 or any larger multiple of $100,000. No more than 2 Set Rate Loans may be outstanding at any one time. If the Borrower desires a Set Rate Loan, (aa) the Borrower shall provide the Agent and Wachovia with notice of a request (a "Set Rate Request") for a quote for a Set Rate Borrowing prior to 11:00 a.m. (Atlanta, Georgia time) 1 Domestic Business Day before the day of the proposed Set Rate Borrowing (which must be a Domestic Business Day), which Set Rate Request shall include the principal amount and proposed Interest Period of the relevant Set Rate Borrowing, (bb) prior to 2:30 p.m. (Atlanta, Georgia time) on the date on which Wachovia receives the Set Rate Request, Wachovia shall apprise the Agent and the Borrower of its rate quote (a "Set Rate Quote") via facsimile transmission, (cc) prior to 11:00 a.m. on the date of the proposed Set Rate Borrowing, the Borrower shall inform the Agent and Wachovia of its decision as to whether to accept a Set Rate Borrowing at such Set Rate (which may be done by telephone and promptly confirmed in writing), (dd) if the Borrower does desire a Set Rate Borrowing at such Set Rate, then by 1:00 p.m. (Atlanta, Georgia time) on the date of such decision, Wachovia shall make such Set Rate Borrowing, with interest accruing thereon at the Set Rate, available to the Borrower.

                  Section 2.02 Method of Borrowing. This Section 2.02 shall apply to all Borrowings other than Set Rate Borrowings, as to which only Section 2.01(b)(ii) shall apply.

                  (a) The Borrower shall give the Agent notice (a "Notice of Borrowing"), which shall be substantially in the form of Exhibit E, prior to 11:00 a.m. (Atlanta, Georgia time) on the Domestic Business Day of a Base Rate Borrowing and at least 3 Euro-Dollar Business Days before each Euro-Dollar Borrowing, specifying:

                           (i)      the date of such Borrowing, which shall be a
Domestic Business Day in the case of a Domestic Borrowing or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing,

                           (ii)     the aggregate amount of such Borrowing,

                           (iii)    whether such Borrowing is to be a Swing Loan
Borrowing or a Revolver Loan Borrowing, and if a Revolver Loan Borrowing, whether it is to be a Base Rate Borrowing or a Euro-Dollar Borrowing, and

                           (iv)     in the case of a Euro-Dollar Borrowing, the
duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period; provided, that if an Anniversary Date is scheduled to occur during the Interest Period so selected, and as a result thereof (but for this proviso) the Borrower shall become obligated to prepay or repay all or any portion of the Loans of any type on such Anniversary Date pursuant to Section 2.08(b), then a portion of such Euro-Dollar Borrowing which is equal to the amount of the Loans of such type that would otherwise be so prepaid or repaid on any such Anniversary Date either (A) shall have applicable thereto an Interest Period or Interest Periods, as selected by the Borrower, ending on or before the Anniversary Date on which Loans of such type corresponding in amount to such portion would otherwise be prepaid or repaid, or
(B) shall instead be made as a Base Rate Borrowing.

                  (b) Upon receipt of a Notice of Borrowing, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such Borrowing (unless it is a Swing Loan Borrowing) and such Notice of Borrowing shall not thereafter be revocable by the Borrower.

                  (c) Not later than 11:00 a.m. (2:00 p.m. in the case of a Base Rate Borrowing) (Atlanta, Georgia time) on the date of each Revolver Loan Borrowing, each Bank shall (except as provided in paragraph (d) of this Section) make available its ratable share of such Revolver Loan Borrowing, in Federal or other funds immediately available in Atlanta, Georgia, to the Agent at its address referred to in Section 9.01. Unless the Agent determines that any applicable condition specified in Article III has not been satisfied, the Agent will make the funds so received from the Banks available to the Borrower at the Agent's aforesaid address. Unless the Agent receives notice from a Bank, at the Agent's address referred to in or specified pursuant to Section 9.01, no later than 4:00 p.m. (local time at such address) on the Domestic Business Day before the date of a Revolver Loan Borrowing stating that such Bank will not make a Loan in connection with such Revolver Loan Borrowing, the Agent shall be entitled to assume that such Bank will make a Loan in connection with such Revolver Loan Borrowing and, in reliance on such assumption, the Agent may (but shall not be obligated to) make available such Bank's ratable share of such Revolver Loan Borrowing to the Borrower for the account of such Bank. If the Agent makes such Bank's ratable share available to the Borrower and such Bank does not in fact make its ratable share of such Revolver Loan Borrowing available on such date, the Agent shall be entitled to recover such Bank's ratable share from such Bank or the Borrower (and for such purpose shall be entitled to charge such amount to any account of the Borrower maintained with the Agent), together with interest thereon for each day during the period from the date of such Revolver Loan Borrowing until such sum shall be paid in full at a rate per annum equal to the rate at which the Agent determines that it obtained (or could have obtained) overnight Federal funds to cover such amount for each such day during such period, provided that any such payment by the Borrower of such Bank's ratable share and interest thereon shall be without prejudice to any rights that the Borrower may have against such Bank. If the Agent does not exercise its option to advance funds for the account of such Bank, it shall forthwith notify the Borrower of such decision. Unless the Agent determines that any applicable condition specified in Article III has not been satisfied, Wachovia will make available to the Borrower at Wachovia's Lending Office the amount of any such Borrowing which is a Swing Loan Borrowing.

                  (d) If any Bank makes a new Revolver Loan hereunder on a day on which the Borrower is to repay all or any part of an outstanding Revolver Loan from such Bank, such Bank shall apply the proceeds of its new Loan to make such repayment as a Refunding Loan and only an amount equal to the difference (if any) between the amount being borrowed and the amount of such Refunding Loan shall be made available by such Bank to the Agent as provided in paragraph (c) of this Section, or remitted by the Borrower to the Agent as provided in Section 2.11, as the case may be.

                  (e) Notwithstanding anything to the contrary contained in this Agreement, no Fixed Rate Borrowing may be made if there shall have occurred a Default or an Event of Default, which Default or Event of Default shall not have been cured or waived.

                  (f) In the event that a Notice of Borrowing fails to specify whether the Loans comprising such Borrowing are to be Base Rate Loans or Euro-Dollar Loans, such Loans shall be made as Base Rate Loans. If the Borrower is otherwise entitled under this Agreement to repay any Loans maturing at the end of an Interest Period applicable thereto with the proceeds of a new Borrowing, and the Borrower fails to repay such Loans using its own moneys and fails to give a Notice of Borrowing in connection with such new Borrowing, a new Borrowing shall be deemed to be made on the date such Loans mature in an amount equal to the principal amount of the Loans so maturing, and the Loans comprising such new Borrowing shall be Base Rate Loans.

                  (g) Notwithstanding anything to the contrary contained herein, there shall not be more than 10 Fixed Rate Loans outstanding at any given time.

                  Section 2.03 Notes.

                  (a) The Revolver Loans of each Bank shall be evidenced by a single Revolver Loan Note payable to the order of such Bank for the account of its Lending Office in an amount equal to the original principal amount of such Bank's Commitment. The Swing Loans shall be evidenced by a single Swing Loan Note payable to the order of Wachovia in the original principal amount of $10,000,000.

                  (b) Upon receipt of each Bank's Revolver Loan Note pursuant to Section 3.01, the Agent shall deliver such Note to such Bank. Each Bank (or Wachovia, with respect to the Swing Loan Note) shall record, and prior to any transfer of its Note shall endorse on the schedule forming a part thereof appropriate notations to evidence the date, amount and maturity of each Loan made by it, the date and amount of each payment of principal made by the Borrower with respect thereto and, with respect to a Revolver Loan, whether such Loan is a Base Rate Loan or Euro-Dollar Loan (and as to Swing Loans, whether such Loans are Base Rate Loans or Set Rate Loans), and such schedule shall constitute rebuttable presumptive evidence of the principal amount owing and unpaid on such Bank's (or Wachovia's) Notes; provided that the failure of any Bank (or Wachovia) to make any such recordation or endorsement shall not affect the obligation of the Borrower hereunder or under the Notes or the ability of any Bank (or Wachovia) to assign its Notes. Each Bank (and Wachovia) is hereby irrevocably authorized by the Borrower so to endorse its Notes and to attach to and make a part of any Note a continuation of any such schedule as and when required.

                  Section 2.04 Maturity of Loans.

                  (a) Each Loan included in any Fixed Rate Borrowing shall mature, and the principal amount thereof shall be due and payable, on the last day of the Interest Period applicable to such Borrowing.

                  (b) Notwithstanding the foregoing, the outstanding principal amount of the Revolver Loans and Swing Loans, if any, together with all accrued but unpaid interest thereon, if any, shall be due and payable on the Termination Date.

                  Section 2.05 Interest Rates.

                  (a) "Applicable Margin" means, from and after the Closing Date (including for Loans outstanding on such date): (i) (A) until the first Performance Pricing Determination Date, for any Revolver Loan which is a Base Rate Loan, 1.250%, and for any Revolver Loan which is a Euro-Dollar Loan, 2.750%, and (B) thereafter, for any Revolver Loan which is a Base Rate Loan and for any Revolver Loan which is a Euro-Dollar Loan, with respect to each Performance Pricing Determination Date, the percentage determined as of the end of the Fiscal Quarter or Fiscal Year just ended by reference to the percentage shown in the following schedule for such type of Loan, depending on the level of the Total Debt to Cash Flow Ratio as of the end of such Fiscal Quarter or Fiscal Year, as determined pursuant hereto.

                                 LEVEL I               LEVEL II                     LEVEL III              LEVEL IV
------------------------   --------------------  --------------------------    -------------------------  ---------------------
   Total Debt to Cash                            > then = to  2.00:1.00 but    > then = to 2.50:1.00 but
          Flow                 < 2.00:1.00               <2.50:1.00                    <3.00:1.00         > then = to 3.00:1.00
------------------------   --------------------  --------------------------    -------------------------  ---------------------
  Base Rate Applicable
         Margin                   0.750%                   1.000%                        1.250%                  1.500%
------------------------   --------------------  --------------------------    -------------------------  ---------------------
      Euro-Dollar
   Applicable Margin              2.250%                   2.500%                        2.750%                  3.000%
------------------------   --------------------  --------------------------    -------------------------  ---------------------

                  In determining interest for purposes of this Section 2.05 and fees pursuant to Section 2.06(a) (except for the period from the Closing Date until the first Performance Pricing Determination Date), the Borrower and the Banks shall refer to the Parent's most recent consolidated quarterly and annual (as the case may be) financial statements delivered pursuant to Section 5.01(a) or (b), as the case may be. If such financial statements require a change in interest pursuant to this Section 2.05 or fees pursuant to Section 2.06(a), the Borrower shall deliver to the Agent, along with such financial statements, a notice to that effect, which notice shall set forth in reasonable detail the calculations establishing the required change. Each date which is 10 Domestic Business Days after receipt by the Agent of such financial statements and notice, commencing with the financial statements for the second Fiscal Quarter of the 2003 Fiscal Year, is a "Performance Pricing Determination Date." Any such required change in interest and fees shall become effective on such Performance Pricing Determination Date, and shall be in effect until the next Performance Pricing Determination Date, provided, however, that: (i) for Euro-Dollar Loans, changes in interest shall only be effective for Interest Periods commencing on or after the Performance Pricing Determination Date; and (ii) no interest or fees shall be decreased pursuant to this Section
2.05 or Section 2.06(a) if, on the Performance Pricing Determination Date, (A) an Event of Default is in existence, or (B) a Default is in existence which on such date is not an Event of Default but which becomes an Event of Default; provided, however, that if an Event of Default exists on the Performance Pricing Determination Date, or a Default exists and subsequently becomes an Event of Default, any such decrease shall take effect upon the cure of any such Event of Default.

                  (b) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the Base Rate for such day plus the Applicable Margin. Such interest shall be payable on the first day of each calendar month, commencing April 1, 2003. Any overdue principal of and, to the extent permitted by applicable law, overdue interest on any Base Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

                  (c) Each Euro-Dollar Loan and Set Rate Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to (i) as to Euro-Dollar Loans, the sum of the Applicable Margin plus the applicable Adjusted London Interbank Offered Rate for such Interest Period, and (ii) as to Set Rate Loans, the Set Rate applicable thereto. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period for Euro-Dollar Loans is longer than 3 months, at intervals of 3 months after the first day thereof. Any overdue principal of and, to the extent permitted by law, overdue interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

                  The "Adjusted London Interbank Offered Rate" applicable to any Interest Period means a rate per annum equal to the quotient obtained (rounded upwards, if necessary, to the next higher 1/100th of 1%) by dividing (i) the applicable London Interbank Offered Rate for such Interest Period by (ii) 1.00 minus the Euro-Dollar Reserve Percentage.

                  The "London Interbank Offered Rate" applicable to any Euro-Dollar Loan means for the Interest Period of such Euro-Dollar Loan, the rate per annum determined on the basis of the offered rate for deposits in Dollars of amounts equal or comparable to the principal amount of such Euro-Dollar Loan offered for a term comparable to such Interest Period, which rates appear on the Telerate Screen Page 3750 as of 11:00 a.m., London time, 2 Euro-Dollar Business Days prior to the first day of such Interest Period, provided that if no such offered rates appear on such page, the "London Interbank Offered Rate" for such Interest Period will be the arithmetic average (rounded upward, if necessary, to the next higher 1/100th of 1%) of rates quoted by not less than 2 major banks in New York City, selected by the Agent, at approximately 10:00 a.m., New York City time, 2 Euro-Dollar Business Days prior to the first day of such Interest Period, for deposits in Dollars offered to leading European banks for a period comparable to such Interest Period in an amount comparable to the principal amount of such Euro-Dollar Loan.

                  "Euro-Dollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents). The Adjusted London Interbank Offered Rate shall be adjusted automatically on and as of the effective date of any change in the Euro-Dollar Reserve Percentage.

                  (d) The Agent shall determine each interest rate applicable to the Loans hereunder. The Agent shall give prompt notice to the Borrower and the Banks by telecopier of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

                  (e) After the occurrence and during the continuance of an Event of Default, the principal amount of the Loans (and, to the extent permitted by applicable law, all accrued and past due interest thereon) may, at the election of the Required Banks, bear interest at the Default Rate, effective from and after the date such Event of Default occurred.

                  Section 2.06 Fees.

                  (a) The Borrower shall pay to the Agent for the ratable account of each Bank, a commitment fee, which shall accrue from and including the Closing Date to but excluding the Termination Date and shall be payable on each April 1, July 1, October 1 and January 1 and on the Termination Date, commencing April 1, 2003, for the quarterly period ending immediately prior to such date (except that the payment on April 1, 2003, shall be for the period from the Closing Date through March 31, 2003, and the Borrower also shall pay on such date the commitment fee payable under the Original Credit Agreement for the period from January 1, 2003, through the Closing Date at the rate provided in the Original Credit Agreement). The commitment fee shall be calculated on the average daily principal amount of such Bank's Unused Commitment during such period at the rate per annum (expressed below as a decimal) of: (A) until the first Performance Pricing Determination Date, 0.500%, and (B) thereafter, with respect to each Performance Pricing Determination Date, the percentage determined as of the end of the Fiscal Quarter or Fiscal Year just ended by reference to the percentage shown in the following schedule, depending on the level of the Total Debt to Cash Flow Ratio as of the end of such Fiscal Quarter or Fiscal Year, as determined pursuant hereto.

                                LEVEL I                  LEVEL II                 LEVEL III              LEVEL IV
------------------------  --------------------  -------------------------  ----------------------  --------------------
   Total Debt to Cash                           > then = to 2.00:1.00 but  > then = 2.50:1.00 but
          Flow                < 2.00:1.00             <2.50:1.00                  <3.00:1.00        > then = 3.00:1.00
------------------------  --------------------  -------------------------  ----------------------  --------------------
     Commitment Fee              0.325%                  0.500%                     0.500%                0.500%
------------------------  --------------------  -------------------------  ----------------------  --------------------

                  (b) The Borrower shall pay to the Agent, for the account and sole benefit of the Agent and Wachovia Securities, Inc., as applicable, such fees and other amounts at such times as set forth in the Agent's Letter Agreement.

                  Section 2.07 Optional Termination or Reduction of Commitments. The Borrower may, upon at least 3 Domestic Business Days' notice to the Agent, terminate at any time, or proportionately reduce the Unused Commitments from time to time by an aggregate amount of at least $5,000,000 or any larger multiple of $1,000,000. If the Commitments are terminated in their entirety, all accrued fees (as provided under Section 2.06) shall be due and payable on the effective date of such termination.

                  Section 2.08 Certain Mandatory Prepayments; Mandatory Reduction and Termination of Commitments.

                  (a) The Commitments shall terminate on the Termination Date and any Loans then outstanding (together with accrued interest thereon) shall be due and payable on such date.

                  (b) The Borrower shall make mandatory prepayments from the sources and in the amounts set forth below:

                           (i)      100% of the Net Cash Proceeds (rounded to
the nearest $500,000) of any sale, transfer, or other disposition disposition (excluding any disposition by Casualty or Condemnation) of assets in excess of $5,000,000 of any individual sale of assets, and in excess of $10,000,000 in the aggregate for all sales of assets during any Fiscal Year, by the Parent or any of the Subsidiaries, but excluding (A) sales of inventory in the ordinary course of business, (B) sales of equipment in the ordinary course of business, if and to the extent of Net Cash Proceeds used within a reasonable time to purchase equipment in replacement thereof, (C) sales of Receivables pursuant to a Receivables Securitization Program (which shall be subject to clause (ii) below); and

                           (ii)     100% of the Net Cash Proceeds (rounded to
the nearest $500,000) of the initial sale of Receivables to the Receivables Subsidiary pursuant to any Receivables Securitization Program implemented after (but not on or before) the Original Closing Date, as in existence on the date of implementation thereof, provided, that (1) with respect to any increase (including, but not limited to a new series) in an existing Receivables Securitization Program or any Receivables Securitization Program which is additional to an existing Receivables Securitization Program (each an "Incremental Program"), the foregoing shall apply only to the extent of the amount of the Net Cash Proceeds from the initial sale under the Incremental Program, and (2) with respect to any Receivables Securitization Program which is a replacement (a "Replacement Program") for another Receivables Securitization Program (a "Replaced Program"), the foregoing shall apply only to the extent of the amount, if any, by which the Net Cash Proceeds from the initial sale under the Replacement Program exceeds the Net Cash Proceeds from the initial sale under the Replaced Program.

                  (c) Each prepayment under this Section 2.08 shall be applied in accordance with Section 2.11 and, to the extent any such prepayments are applied to the Loans pursuant thereto, shall also reduce the Commitments of the several Banks ratably. No optional reduction of the Aggregate Commitment pursuant to Section 2.07 shall reduce the amount of any subsequent mandatory prepayment pursuant to Section 2.08(b) or mandatory reduction pursuant to this paragraph (c).

                  Section 2.09 Optional Prepayments.

                  (a) The Borrower may, upon at least 1 Domestic Business Days' notice to the Agent, prepay any Base Rate Borrowing in whole at any time, or from time to time in part in amounts aggregating at least $5,000,000 and any larger multiple of $500,000 (or $100,000 and any larger multiple of $25,000 as to Swing Loans which are Base Rate Loans, and $1,000,000 and any larger multiple of $100,000 as to Swing Loans which are Set Rate Loans), by paying the principal amount to be prepaid. Each such optional prepayment shall be applied to prepay ratably the Base Rate Loans of the several Banks (or of Wachovia, in the case of Swing Loans) included in such Base Rate Borrowing.

                  (b) The Borrower may, with 3 Euro-Dollar Business Days' notice to the Agent, prepay any Fixed Rate Borrowing; provided, however, that such prepayment shall be for all, but not less than all, of such Fixed Rate Borrowing, all interest accrued thereon, and any amount due under Section 8.05). Each such optional prepayment shall be applied to prepay ratably the Fixed Rate Loans of the several Banks (or of Wachovia, in the case of Swing Loans) included in such Fixed Rate Borrowing.

                  (c) Upon receipt of a notice of prepayment pursuant to this Section 2.09, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such prepayment and such notice shall not thereafter be revocable by the Borrower.

                  Section 2.10 Other Mandatory Prepayments on Revolver Loans. In addition to mandatory prepayments pursuant to Section 2.08(b):

                  (a) On each date on which the Commitments are reduced pursuant to Section 2.07 or Section 2.08, the Borrower shall repay or prepay such principal amount of the outstanding Revolver Loans, first, and Swing Loans, second (together, in each case, with interest accrued thereon and any amount due under Section 8.05), as may be necessary so that after such payment the Working Capital Obligations do not exceed the Aggregate Commitment as then reduced; provided, however, that if, after paying all outstanding obligations with respect to the Revolving Loans and Swing Loans, the Letter of Credit Obligations remain in excess of the Aggregate Commitment, then the Borrower shall be obligated to deposit with the Agent cash collateral in an amount equal to 100% of such excess; and

                  (b) On each date on which the Working Capital Obligations exceed the Asset Coverage Base, the Borrower shall repay or prepay such principal amount of the outstanding Loans (together, in each case, with interest accrued thereon and any amount due under Section 8.05), as may be necessary so that after such payment the Working Capital Obligations do not exceed the Asset Coverage Base; provided, however, that if, after paying all outstanding obligations with respect to the Loans, the Letter of Credit Obligations remain in excess of the Asset Coverage Base, then the Borrower shall be obligated to deposit with the Agent cash collateral in an amount equal to 100% of such excess.

                  Section 2.11 General Provisions as to Payments.

                  (a) The Borrower shall make each payment of principal of, and interest on, the Loans and of fees hereunder, not later than 11:00 a.m. (Atlanta, Georgia time) on the date when due, in Federal or other funds immediately available, without setoff, counterclaim or other deduction, in Atlanta, Georgia, to the Agent at its address referred to in Section 9.01. The Agent will promptly distribute to Wachovia each such payment received by the Agent on account of the Swing Loans, and to each Bank its ratable share of each such payment received by the Agent for the account of the Banks.

                  (b) Whenever any payment of principal of, or interest on, the Domestic Loans or of fees hereunder shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of or interest on, the Euro-Dollar Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day.

                  (c) All payments of principal, interest, fees and other amounts to be made by the Borrower pursuant to this Agreement with respect to any Loan or fee relating thereto shall be paid without deduction for, and free from, any taxes, imposts, levies, deductions, or withholdings now or hereafter imposed by any governmental authority or by any taxing authority thereof or therein, excluding in the case of each Bank (1) any taxes imposed by the United States or any political subdivision thereof on the effectively connected net income of any Bank or any Bank's Lending Office or any franchise taxes imposed by such jurisdiction, (2) taxes imposed on the net income of, or franchise taxes imposed upon, any Bank by the jurisdiction under the laws of which such Bank is organized or by any political subdivision thereof, (3) taxes imposed on the net income of such Bank's Lending Office, and franchise taxes imposed on it, by the jurisdiction of such Bank's Lending Office, or any political subdivision thereof, (4) any taxes imposed on any Bank by Section 884(a) of the Internal Revenue Code of 1986, as amended (and any successor statute to Section 884(a)), and (5) any United States withholding tax payable with respect to any payments to such Bank under the laws (including, without limitation, any treaty, ruling, judicial or administrative determination or regulation) in effect on the "Initial Date" (as hereinafter defined) or as a result of the Bank having voluntarily changed the jurisdiction of its Lending Office from a jurisdiction in which payments made to such Bank are exempt from United States withholding tax to a jurisdiction in which such payments are not so exempt, but not excluding any United States withholding tax payable or increased as a result of any change in any law, treaty, ruling, judicial or administrative determination or regulation, or interpretation thereof occurring after the Initial Date (all such non-excluded taxes, levies, imposts, deductions, and withholdings hereinafter referred to as "Taxes"). For purposes hereof, the term "Initial Date" shall mean, in the case of each Bank party hereto on the date hereof, the Closing Date, and in the case of each other Bank, the effective date of the Assignment and Acceptance pursuant to which it became a Bank hereunder.

                  In the event that the Borrower is required by applicable law to make any such withholding or deduction of Taxes with respect to any Loan or fee or other amount, the Borrower shall pay such deduction or withholding to the applicable taxing authority, shall promptly furnish to any Bank in respect of which such deduction or withholding to the applicable taxing authority, shall promptly furnish to any Bank in respect of which such deduction or withholding is made all receipts and other documents evidencing such payment, and shall pay to such Bank additional amounts as may be necessary in order that the amount received by such Bank after the required withholding or other payment shall equal the amount such Bank would have received had no such withholding or other payment been made. If no withholding or deduction of Taxes are payable in respect to any Loan or fee relating thereto, the Borrower shall furnish any Bank, at such Bank's written request, a certificate from each applicable taxing authority or an opinion of counsel reasonably acceptable to such Bank, in either case stating that such payments are exempt from or not subject to withholding or deduction of Taxes. If the Borrower fails to provide such original or certified copy of a receipt evidencing payment of Taxes or certificate(s) or opinion of counsel described in the preceding sentence, the Borrower hereby agrees to compensate such Bank for, and indemnify it with respect to, the tax consequences of the Borrower's failure to provide evidence of tax payments or tax exemption; provided, however, that the Borrower shall not be obligated to indemnify any party for penalties, additions to tax, interest or expenses associated with the payment of Taxes if the Bank's liability for such Taxes has arisen as a result of the fault of such Bank; and provided, further, that the Borrower shall not be obligated to indemnify any Bank for Taxes, penalties, additions to tax, interest or expenses incurred as a result of such Bank having voluntarily changed its Lending Office from a jurisdiction in which payments made to such Bank are exempt from United States withholding tax to a jurisdiction in which such payments are not so exempt. Such compensation or indemnification payment shall be made within 30 days from the date such Bank makes written request therefor. Any such request shall be made within 90 days after the date on which such payment of Taxes was made. Each such request shall be accompanied by a copy of the statement from the taxing authority demanding payment by such Bank of such Taxes or by a certificate from such Bank which certificate shall set forth in reasonable detail the basis for any additional amount payable to such party under this
Section 2.11 (together with reasonable evidence of payment of such Taxes).

                  Any Bank entitled to claim any additional amounts payable pursuant to this Section 2.11 shall use its best efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its Lending Office if the making of such change would avoid the need for, or reduce the amount of, any such additional amounts which may thereafter accrue and the making of such a change would not, in the reasonable judgment of such Bank, be otherwise materially disadvantageous to such Bank.

                  Each Bank agrees, as soon as practicable after receipt by it of a request by the Borrower to do so, to file all appropriate forms and take other appropriate action to obtain a certificate or other appropriate document from the appropriate governmental authority in the jurisdiction imposing the relevant taxes, establishing that it is entitled to receive payments of principal and interest under this Agreement and the Notes without deduction and free from withholding of any Taxes imposed by such jurisdiction; provided, that, if it is unable, for any reason, to establish such exemption, or to file such forms and, in any event, during such period of time as such request for exemption is pending, the Borrower shall nonetheless remain obligated under the terms of the immediately preceding paragraph.

                  In the event any Bank receives a refund of any Taxes paid by the Borrower pursuant to this Section 2.11, it will pay to the Borrower the amount of such refund promptly upon receipt thereof; provided, however, if at any time thereafter it is required to return such refund, the Borrower shall promptly repay to it the amount of such refund.

                  Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower and the Banks contained in this Section 2.11 shall be applicable with respect to any Assignee, and any calculations required by such provisions (i) shall be made based upon the circumstances of such Assignee, and (ii) constitute a continuing agreement and shall survive the termination of this Agreement and the payment in full or cancellation of the Notes.

                  (d) Prior to the existence of a Default or Event of Default, unless some other application of such monies is specifically provided for elsewhere in this Agreement, all monies to be applied to the Obligations, whether such monies represent voluntary payments by the Borrower, Net Cash Proceeds, or are received from any disposition of Collateral or for any other reason, shall be allocated among the Agent and such of the Banks as are entitled thereto (and, with respect to monies allocated to the Banks, pro rata according to their respective Commitments, or if the Commitments have been terminated, according to their respective shares in the outstanding Loans, unless otherwise provided herein) in the following order (in each case, until all Obligations within each category itemized in this paragraph (d) are fully paid):

                           (i)      first, to the Agent for the benefit of the
Banks in payment of accrued interest then due and payable in respect of the Loans;

                           (ii)     second, to Wachovia toward payment of
principal of Swing Loans (to be shared with any Bank that has purchased a participating interest therein pursuant to Section 2.01(b)(i));

                           (iii)    third, ratably, to payment of principal of
(A) the Revolving Loans and (B) the Reimbursement Obligations owing to the Agent;

                           (iv)     fourth, to the Banks for any amounts owed
under indemnification obligations that they have paid to the Agent and for any expenses that they have reimbursed to the Agent;

                           (v)      fifth, to the Agent to pay any amounts owed
under indemnification obligations that have not been paid to Agent by the Banks or the Borrower, together with interest accrued thereon;

                           (vi)     sixth, to the Agent to pay any fees due and
payable to Agent;

                           (vii)    seventh, to the Agent first, and then to the
Banks, to pay the amount of expenses that have not been reimbursed, respectively, to the Agent or the Banks by the Borrower (or the other Banks, as applicable) in accordance with the terms of this Agreement, together with any interest accrued thereon;

                           (viii)   eighth, to the payment of fees payable with
respect to any outstanding Letter of Credit Obligations then due and owing;

                           (ix)     ninth, to the Banks in payment of accrued
interest then due and payable in respect of any Obligations other than the Loans then outstanding;

                           (x)      tenth, to any other Obligations then due and
payable, other than as provided in clauses (xi) and (xii) below;

                           (xi)     eleventh, as cash collateral for any
outstanding Letter of Credit Obligations equal to 105% of the undrawn amount thereof; and

                           (xii)    lastly, to any obligations owing to any Bank
with respect to any Interest Rate Protection Agreements.

                  (e) During the existence of a Default or Event of Default and at all times after the Obligations have become due and payable, all monies to be applied to the Obligations, whether such monies represent voluntary payments by the Borrower, Net Cash Proceeds, or are received pursuant to acceleration of the Loans, realized from any disposition of Collateral, or received for any other reason, shall be allocated among the Agent and such of the Banks as are entitled thereto (and, with respect to monies allocated to the Banks, pro rata according to their respective Commitments (or if the Commitments have been terminated, according to their respective shares in the outstanding Loans), unless otherwise provided herein) in the following order (in each case, until all Obligations within each category itemized in this paragraph (e) below are fully paid):

                           (i)      first, to the Agent to pay principal and
accrued interest on any Reimbursement Obligations and any portion of the Loans which Agent may have advanced on behalf of any Banks and for which Agent has not been reimbursed by such Bank or the Borrower;

                           (ii)     second, to Wachovia to pay the principal and
accrued interest on any portion of the Swing Loans outstanding (to be shared with any Bank that has purchased a participating interest therein pursuant to
Section 2.01(b)(i));

                           (iii)    third, to the Agent first, and then to the
Banks, to pay the amount of expenses that have not been reimbursed, respectively, to the Agent or the Banks by the Borrower (or the other Banks, as applicable) in accordance with the terms of this Agreement, together with any interest accrued thereon;

                           (iv)     fourth, to the Agent to pay any amounts owed
under indemnification obligations that have not been paid to Agent by the Banks or the Borrower, together with interest accrued thereon;

                           (v)      fifth, to the Agent to pay any fees due and
payable to Agent;

                           (vi)     sixth, to the Banks for any amounts owed
under indemnification obligations that they have paid to the Agent and for any expenses that they have reimbursed to the Agent;

                           (vii)    seventh, to the payment of fees payable with
respect to Letter of Credit Obligations;

                           (viii)   eighth, as cash collateral for any Letter of
Credit Obligations equal to 105% of the undrawn amount thereof

                           (ix)     ninth, to the Banks in payment of accrued
interest then due and payable in respect of the Loans;

                           (x)      tenth, ratably, ratably, to payment of
principal of (A) the Revolving Loans, (B) the Reimbursement Obligations owing to the Agent, and (C) any obligations owing to any Bank with respect to any Interest Rate Protection Agreements, up to the limit set forth in clause (iii) of the definition of "Obligations"; and

                           (xi)     lastly, to any other Obligations then due
and payable.

         The allocations set forth in this Section 2.11(e) are solely to determine the rights and priorities of Agent and Banks as among themselves and may be changed by Agent and Banks without notice to or the consent or approval of the Borrower or any other Person.

                  Section 2.12 Computation of Interest and Fees. Interest on Domestic Loans based on the Base Rate shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day). Interest on Domestic Loans based on the Set Rate and interest on Euro-Dollar Loans shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed, calculated as to each Interest Period from and including the first day thereof to but excluding the last day thereof. Commitment fees and any other fees payable hereunder shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

                  Section 2.13 Letter of Credit Provisions

                  (a)      Commitment to and Issuance of Letters of Credit.

                           (i) Commitment to Issue Letters of Credit. Subject to the terms and conditions of this Agreement and of the applicable Letter of Credit Application Agreements, and in reliance upon the representations and warranties of the Borrower herein and therein set forth, the Agent shall issue for the account of the Borrower, one or more Letters of Credit denominated in Dollars, in accordance with this Section 2.13, from time to time during the period commencing on the Closing Date and ending on the Domestic Business Day 30 days prior to the Termination Date.

                           (ii) Types and Amounts. All Letters of Credit shall be standby (not trade or other commercial) letters of credit. The Agent shall have no obligation to issue any Letter of Credit at any time:

                                    (A)      if the aggregate maximum amount
                  then available for drawing under all Letters of Credit, after giving effect to the issuance of the requested Letter of Credit, shall exceed any limit imposed by law or regulation upon the Agent;

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

                                    (B)      if, after giving effect to the
                  issuance of the requested Letter of Credit, (i) the aggregate Letter of Credit Obligations would exceed $10,000,000, or (ii) the Working Capital Obligations (plus, for purposes of this calculation and without duplication, the face amount of each Letter of Credit, the issuance of which has been requested by the Borrower and authorized by the Agent but which has not yet, in fact, been issued) would exceed the lesser of (1) the Aggregate Commitment and (2) the Asset Coverage Base;

                                    (C)      which has an expiration date (i)
                  later than 13 months after the issuance date (but which may be subject to an automatic renewal feature satisfactory to the Agent); or (ii) after the Termination Date.

                           (iii) Other Conditions. In addition to being subject to the satisfaction of the conditions contained in clause (ii) above and in Article III, the obligation of the Agent to issue any Letter of Credit is subject to the satisfaction in full of the following conditions:

                                    (A)      the Borrower shall have delivered
                  to the Agent at such times and in such manner as the Agent may prescribe, an Letter of Credit Application Agreement and such other documents and materials as may reasonably be required pursuant to the terms thereof all reasonably satisfactory in form and substance to the Agent and the terms of the proposed Letter of Credit shall be reasonably satisfactory in form and substance to the Agent;

                                    (B)      as of the date of issuance no
                  order, judgment or decree of any court, arbitrator or Authority shall purport by its terms to enjoin or restrain the Agent from issuing the Letter of Credit and no law, rule or regulation applicable to the Agent and no request or directive (whether or not having the force of law) from any Authority with jurisdiction over the Agent shall prohibit or request that the Agent refrain from the issuance of letters of credit generally or the issuance of that Letter of Credit; and

                                    (C)      the Unused Commitment shall not be
                  less than the amount of the requested Letter of Credit.

                           (iv)     Issuance of Letters of Credit.

                                    (A)      Request for Issuance. At least 2
                  Domestic Business Days before the effective date for any Letter of Credit, the Borrower shall give the Agent a written notice containing the original signature of an authorized officer or employee of the Borrower. Such notice shall be irrevocable and shall specify the original face amount of the Letter of Credit requested (which original face amount shall not be less than $100,000), the effective date (which day shall be a Domestic Business Day) of issuance of such requested Letter of Credit, the date on which such requested Letter of Credit is to expire, the amount of then outstanding Letter of Credit Obligations, the purpose for which such Letter of Credit is to be issued, whether such Letter of Credit may be drawn in single or partial draws and the person for whose benefit the requested Letter of Credit is to be issued.

                                    (B)      Issuance; Notice of Issuance. If
                  the original face amount of the requested Letter of Credit is less than or equal to the Unused Commitment at such time and the other applicable conditions set forth in this Agreement are satisfied, the Agent shall issue the requested Letter of Credit. The Agent shall give each Bank written or telex notice in substantially the form of Exhibit R, or telephonic notice confirmed promptly thereafter in writing, of the issuance of an Letter of Credit and shall deliver to each Bank in connection with such notice a copy of the Letter of Credit issued by the Agent.

                                    (C)      No Extension or Amendment. The
                  Agent shall not extend or amend any Letter of Credit if the issuance of a new Letter of Credit having the same terms as such Letter of Credit as so amended or extended would be prohibited by clause (iii) of paragraph (a) of this Section 2.13.

                  (b) Payment of Reimbursement Obligations by Revolver Loans. Upon a draw under any Letter of Credit, the Reimbursement Obligations arising therefrom shall be immediately payable in full by the Borrower, together with interest until paid, at the same rate as Base Rate Loans determined pursuant to Section 2.05 hereof, provided that unless the Agent is immediately reimbursed by the Borrower or has previously submitted a Set Rate Loan Request or Notice of Borrowing as contemplated in the immediately succeeding sentence, the Borrower irrevocably authorizes the Agent to treat such draw as a Notice of Borrowing and to cause Revolver Loans (or a Swing Loan, if the amount of such draw, when added to the amount of Swing Loans then outstanding, would not exceed the maximum amount of Swing Loans) to be made to pay such Reimbursement Obligations, without regard to (i) requirements for funding of specified multiple amounts in Section 2.01 or 2.02 or (ii) satisfaction or non-satisfaction of the conditions set forth in Section 3.02. Such Revolver Loans shall be made as Base Rate Loans, unless the Borrower has actually submitted a Notice of Borrowing therefor within the time permitted by and pursuant to Section 2.01(a) or 2.02, as applicable or unless a Set Rate Request has been submitted for a Swing Loan at the Set Rate pursuant to Section 2.01(b)(ii) and a Set Rate has been established pursuant thereto. The Agent shall notify the Banks of any such Revolver Loans and each Bank's share thereof and each of the Banks shall make available its ratable share thereof pursuant to
Section 2.02(c). The amount of any Swing Loans or Revolver Loans made pursuant hereto shall be applied by the Agent to repay such Reimbursement Obligations.

                  (c) Duties of the Agent. Any action taken or omitted to be taken by the Agent in connection with any Letter of Credit, if taken or omitted in the absence of willful misconduct or gross negligence, shall not put the Agent under any resulting liability to any Bank. In determining whether to pay under any drawing under any Letter of Credit, the Agent shall have no obligation relative to the Banks other than to confirm that any documents required to have been delivered under such Letter of Credit appear to comply on their face with the requirements of such Letter of Credit.

                  (d) Purchase of Participations. Immediately upon issuance by the Agent of any Letter of Credit in accordance with this Agreement, each Bank shall be deemed to have irrevocably and unconditionally purchased and received from the Agent, without recourse or warranty, an undivided interest and participation, to the extent of such Bank's ratable share of the Aggregate Commitment, in such Letter of Credit.

                  (e) Sharing of Letter of Credit Payments. If for any reason the Agent has not been reimbursed the amount of any Reimbursement Obligation as required by paragraph (b) above and no Swing Loans or Revolver Loans can be made with respect thereto pursuant to such paragraph, the Agent shall promptly notify each Bank of such fact and each Bank shall make available to the Agent its ratable share thereof in same day funds on the date of such notice, if the Agent gives such notice prior to 2:00 P.M. (Atlanta, Georgia time) on a Domestic Business Day, or on the next Domestic Business Day if such notice is given after such time.

                  (f)      Intentionally Omitted.

                  (g) Obligations Irrevocable. The obligations of the Banks to make Revolver Loans for payment of Reimbursement Obligations arising with respect to a Letter of Credit, and of the Borrower to repay such Revolver Loans, shall be irrevocable, not subject to any qualification or exception whatsoever and shall be made in accordance with, but not subject to, the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

                           (i)      any lack of validity or enforceability of
this Agreement or any of the other Facility Documents;

                           (ii)     the existence of any claim, set-off, defense
or other right which the Borrower may have at any time against any beneficiary of any Letter of Credit or any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting) or against the Agent, any Bank or any other Person, whether in connection with any of the Facility Documents or the transactions contemplated herein or therein or any unrelated transactions;

                           (iii)    any draft, certificate or any other document
presented under any Letter of Credit proves to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect;

                           (iv)     the surrender or impairment of any security
for the performance or observance of any of the terms of any of the Facility Documents;

                           (v)      payment by the Agent under any Letter of
Credit against presentation of any draft or certificate that is insufficient or otherwise does not comply with the terms of such Letter of Credit, except payment resulting from the gross negligence or willful misconduct of the Agent; or

                           (vi)     any other circumstances or happenings
whatsoever, whether or not similar to any of the foregoing, except circumstances or happenings resulting from the gross negligence or willful misconduct of the Agent.

                  (h) Recovery or Avoidance of Payments. In the event any payment by or on behalf of the Borrower received by the Agent with respect to any Letter of Credit (including on account of any Revolver Loans made to pay the resulting Reimbursement Obligations) and distributed by the Agent to the Banks on account of their participations in such Letter of Credit is thereafter set aside, avoided or recovered from the Agent in connection with any receivership, liquidation or bankruptcy proceeding, each Bank that received such distribution shall, upon demand by such Agent, contribute such Bank's ratable share of the amount set aside, avoided or recovered together with interest at the rate required to be paid by the Agent upon the amount required to be repaid by it.

                  (i) Issuance Fee and Letter of Credit Fee. The Borrower shall pay to the Agent with respect to each Letter of Credit (i) annually, on the date of issuance of such Letter of Credit and on each anniversary thereof, for its own account, a fronting fee in an amount equal to the product of (x) the maximum aggregate amount available to be drawn under the terms of such Letter of Credit on or after such date, multiplied by (y) one-eighth of one percent (1/8%), multiplied by (z) a percentage equal to the ratable share of the Aggregate Commitments held by Banks other than the Agent (in its capacity as a Bank), and (ii) the date of issuance of each Letter of Credit, and quarterly thereafter (or at some other interval agreed upon by the Borrower and the Agent), a letter of credit fee for each Letter of Credit, for the ratable account of the Banks, in each case in an amount equal to the Applicable Margin for Euro-Dollar Loans (expressed as a percentage) times the maximum aggregate amount available to be drawn under the terms of such Letter of Credit. Promptly upon receipt of any Letter of Credit Fee, the Agent shall distribute to each Bank its ratable share thereof.

                  (j) Agent Charges. The Borrower shall pay to the Agent, solely for its own account, the charges assessed by the Agent in connection with
(i) the issuance and payment of the Letter of Credit, which charges shall be those set forth in the relevant Letter of Credit Application Agreement and (ii) the amendment or cancellation of any Letter of Credit, which charges shall be those typically charged by the Agent to its customers generally having credit and other characteristics similar to the Borrower, as determined in good faith by the Agent.

                  (k)      Intentionally Omitted.

                  (l) Assumption of Risk by Borrower. As between the Borrower, the Agent and the Bank, the Borrower assumes all risks of the acts and omissions of, or misuse of any Letter of Credit by, the beneficiary of any Letter of Credit. In furtherance and not in limitation of the foregoing, the Agent and the Banks shall not be responsible for (i) the validity, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, inaccurate, fraudulent or forged, (ii) the validity of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason, (iii) failure of the beneficiary of any Letter of Credit to comply duly with conditions required in order to draw upon such Letter of Credit, (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher, for errors in interpretation of technical terms, (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit or of the proceeds thereof, (vii) the misapplication by any beneficiary of any Letter of Credit of the proceeds of any drawing under such Letter of Credit; and (viii) any consequences arising from causes beyond the control of the Agent and the Banks.

                  (m) Exoneration. In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by the Agent under or in connection with the Letters of Credit or any related certificates if taken or omitted in good faith and with reasonable care, shall not put the Agent or any Bank under any resulting liability to the Borrower or relieve the Borrower of any of its obligations hereunder to any such Person.

                  Section 2.14 No Novation. Each of the Agent, the Banks, the Borrower, and the Parent acknowledges and agrees that this Agreement is an amendment and restatement of the Original Credit Agreement, and no novation of any indebtedness and other obligations under the Original Credit Agreement is intended, nor shall any such novation be deemed to have occurred.

                                  ARTICLE III

                            CONDITIONS TO BORROWINGS

                  Section 3.01 Conditions to First Borrowing and Effectiveness of this Agreement.

                  (a) Conditions to First Borrowing. The obligation of each Bank to make a Loan on the occasion of the first Borrowing under the Original Credit Agreement (or any amendment thereof, as applicable) was satisfied by the satisfaction of each of the conditions set forth in Section 3.02 on the date of such first Borrowing (or amendment) and receipt by the Agent of the documents described below in this paragraph (a):

                           (i)      from each of the parties to the Original
Credit Agreement of either (1) a duly executed counterpart of the Original Credit Agreement signed by such party or (2) a facsimile transmission of a duly executed signature page of this Agreement (with the original thereof to be sent by overnight courier to the counsel for the Agent), and a duly executed Consent and Reaffirmation of Guarantors as attached hereto following the signatures of the parties hereto, duly executed by the Guarantors;

                           (ii)     a duly executed Revolver Loan Note under the
Original Credit Agreement for the account of each Bank (which was in the amount of each Bank's Commitment at the time of the Original Credit Agreement), and a duly executed Swing Loan Note under the Original Credit Agreement (which was in the amount of $5,000,000) for the account of Wachovia, in each case complying with the provisions of Section 2.03;

                           (iii)    a duly executed Parent Guaranty, a duly
executed Pledge Agreement, a duly executed Security Agreement, duly executed Mortgages (in such number of counterparts as the Agent may request), and duly executed UCC-1 financing statements pertaining to the Security Agreement and the Mortgages and UCC-2 Notices pertaining to the real property located in Georgia;

                           (iv)     a duly executed intercreditor agreement and
related documents which are no longer relevant;

                           (v)      such releases and termination statements as
the Agent may request from The CIT Group/Commercial Services, Inc., Wachovia Bank of South Carolina, N.A. and First Union National Bank of Georgia as to the Graniteville Assets and payment in full of all amounts payable to such lenders and termination of the loan and security documents with them;

                           (vi)     lien and title searches satisfactory to the
Agent (1) pertaining to the Collateral described in the Security Agreement (including, without limitation, the personal property portions of the Graniteville Assets), indicating that, upon execution and delivery of this Agreement and the Security Agreement, the filing of releases and termination statements referred to in paragraph (e) above and of the UCC-1 financing statements pertaining to such Collateral in the appropriate filing offices, and the satisfaction of all other conditions in this Section 3.01, the Agent will have a first priority (except with respect to certain equipment which, at the time the Agent's Lien attached, was subject to other Liens which are no longer effective) security interest in such Collateral, except for the Permitted Encumbrances and (2) pertaining to the real property portions of the Graniteville Assets, showing that there are no encumbrances on such property other than Permitted Encumbrances;

                           (vii)    receipt by the Borrower of not less than
$39,000,000 in cash proceeds from the issuance of additional Capital Stock of the Parent;

                           (viii)   an opinion letter (1) of King & Spalding,
counsel for the Borrower and the Parent, dated as of the Original Closing Date, substantially in the form of Exhibit B-1, (2) of Bradley Arant Rose & White LLP, Alabama counsel to the Borrower, addressing certain matters referred to in the opinion of King & Spalding, and (3) of local counsel to the Agent in the States of Alabama, North Carolina and South Carolina dated as of the Original Closing Date, substantially in the form of Exhibit B-2 regarding the Mortgage as to any Plant located in the state in which such counsel is located;

                           (ix)     an opinion of Jones, Day, Reavis & Pogue,
special counsel for the Agent, dated as of the Original Closing Date, substantially in the form of Exhibit C;

                           (x)      a certificate substantially in the form of
Exhibit G), dated as of the Original Closing Date, signed by a principal financial officer of the Borrower, to the effect that (1) no Default had occurred and was continuing on the date of the first Borrowing and (2) the representations and warranties of the Borrower contained in Article IV were true on and as of the date of the first Borrowing under the Original Credit Agreement;

                           (xi)     all documents which the Agent reasonably
requested relating to the existence of the Borrower and the Parent, respectively, the corporate authority for and the validity of the Original Credit Agreement and the other Loan Documents and the Parent Documents, and any other matters relevant thereto, all in form and substance satisfactory to the Agent, including, without limitation, a certificate of incumbency of the Borrower and the Parent, respectively, signed by the Secretary or an Assistant Secretary of the Borrower and the Parent, respectively, certifying as to the names, true signatures and incumbency of the officer or officers of the Borrower or the Parent, as applicable, authorized to execute and deliver the Loan Documents or the Parent Documents, and certified copies of the following items as to each of the Borrower and the Parent: (1) its Certificate of Incorporation, (2) its Bylaws, (3) a certificate of the Secretary of State of the State of Alabama (as to the Borrower) and Georgia (as to the Parent) as to its good standing as an Alabama or Georgia corporation, respectively, together with a certificate of good standing or valid existence from the Secretaries of State of the States of North Carolina, South Carolina and Georgia as to the good standing of the Borrower as a foreign corporation qualified to do business in such States and (4) the action taken by its Board of Directors authorizing the execution, delivery and performance of the Original Credit Agreement and the other Loan Documents, or the Parent Documents, as applicable;

                           (xii)    a Notice of Borrowing;

                           (xiii)   receipt of the fees of the Agent pursuant to
Section 2.06(b) of the Original Credit Agreement;

                           (xiv)    receipt of a certified copy of the executed
Graniteville Asset Purchase Agreement, including any amendments or supplements prior to the Original Closing Date with such different or additional material terms or conditions were reasonably satisfactory to the Agent;

                           (xv)     closing of the purchase of the Graniteville
Assets pursuant to the Graniteville Asset Purchase Agreement and the Agent's reasonable satisfaction with all material aspects of such purchase and the Graniteville Assets acquired and liabilities assumed in connection therewith;

                           (xvi)    receipt of opinion letters (or reliance
letters with respect thereto) from counsel for Graniteville Company pertaining to the closing of the purchase of the Graniteville Assets pursuant to the Graniteville Asset Purchase Agreement and matters related thereto;

                           (xvii)   receipt of the audited balance sheet of the
Graniteville Assets as of January 2, 1994, January 1, 1995 and December 31, 1995 and any unaudited interim statements that were available for subsequent periods, and audited statements of income, stockholders equity and cash flows with respect to the Graniteville Assets for the 10 month period ended January 2, 1994 and the Fiscal years ended January 1, 1995 and December 31, 1995 and any unaudited interim statements which were available for subsequent periods;

                           (xviii)  receipt of financial information reasonably
satisfactory to the Agent as to the Receivables to be transferred to the Receivables Subsidiary pursuant to the Receivables Securitization Program to be closed on the Original Closing Date.

                  (b) Conditions to Effectiveness of this Agreement. The effectiveness of this Agreement is subject to the satisfaction of the conditions set forth below in this paragraph (b) (as to the items described in clauses (i), (v) and (vi), in sufficient number of counterparts for delivery of a counterpart to each Bank and retention of one counterpart by the Agent).

                           (i)      from each of the parties to this Agreement
and the Consent and Reaffirmation of Guarantors at the end hereof of either (A) a duly executed counterpart of this Agreement and the Consent and Reaffirmation of Guarantors, as applicable, signed by such party or (B) a facsimile transmission of a duly executed signature page of this Agreement and the Consent and Reaffirmation of Guarantors, as applicable (with the originals thereof to be sent by overnight courier to the counsel for the Agent).

                           (ii)     a certificate (the "Closing Certificate")
substantially in the form of Exhibit G), dated as of the Closing Date, signed by a principal financial officer of the Borrower, to the effect that (A) no Default has occurred and is continuing on the Closing Date and (B) the representations and warranties of the Borrower contained in Article IV are true on and as of the Closing Date;

                           (iii)    all documents which the Agent may reasonably
request relating to the existence of the Borrower, the Parent and Avondale Mills Graniteville Fabrics, Inc., respectively, the corporate authority for and the validity of this Agreement and the other Loan Documents or the Consent and Reaffirmation of Guarantors, as applicable, and any other matters relevant hereto, all in form and substance satisfactory to the Agent, including, without limitation, a certificate of incumbency of the Borrower, the Parent and Avondale Mills Graniteville Fabrics, Inc., respectively, signed by the Secretary or an Assistant Secretary of the Borrower, the Parent and Avondale Mills Graniteville Fabrics, Inc., respectively, certifying as to the names, true signatures and incumbency of the officer or officers of the Borrower, the Parent or Avondale Mills Graniteville Fabrics, Inc., as applicable, authorized to execute and deliver the Loan Documents, or the Consent and Reaffirmation of Guarantors, as applicable, and certified copies of the following items as to each of the Borrower, the Parent and Avondale Mills Graniteville Fabrics, Inc.: (A) any amendments to its Certificate of Incorporation or its Bylaws since the Second Amendment and Restatement Effective Date (or as to Avondale Mills Graniteville Fabrics, Inc., since it became a Guarantor), (B) a certificate of the Secretary of State of the State of Alabama (as to the Borrower), Georgia (as to the Parent) and Delaware (as to Avondale Mills Graniteville Fabrics, Inc.) as to its good standing as an Alabama, Georgia or Delaware corporation, respectively, together with a certificate of good standing or valid existence from the Secretaries of State of the States of North Carolina, South Carolina and Georgia as to the good standing of the Borrower as a foreign corporation qualified to do business in such States, and of South Carolina as to the good standing of Avondale Mills Graniteville Fabrics, Inc. as a foreign corporation qualified to do business in such State and (C) the action taken by its Board of Directors authorizing the execution, delivery and performance of this Agreement and the other Loan Documents, or the Consent and Reaffirmation of Guarantors, as applicable;

                           (iv)     execution and delivery of any amendments to
the Facility Documents as may reasonably be requested by the Agent;

                           (v)      if requested by Agent, opinions of local
counsel in the states of Alabama, Georgia, North Carolina, and South Carolina in the form of Exhibit B-2 to the Credit Agreement, as to the Mortgages, updating the opinions of such type which were delivered on the Original Closing Date (which opinions as to the Mortgages in Alabama and Georgia can be included in the opinions described in clause (vi) below to be delivered by Bradley Arant Rose & White LLP and King & Spalding LLP) to reflect, as reasonably necessary, any amendments to any Mortgage, as such Mortgage may have been amended since the date it was executed and delivered to Agent;

                  (vi) an opinion letter (A) of King & Spalding LLP, counsel for the Parent, the Borrower, and the Guarantors, dated as of the Closing Date, substantially in the form of Exhibit B-1, but updated and addressing only this Agreement, the replacement Notes, the Consent and Reaffirmation of Guarantors at the end hereof, any amendments to the Facility Documents (including, without limitation, the Global Amendment Agreement), and covering such additional matters relating to the transactions contemplated hereby as the Agent may reasonably request and (B) of Bradley Arant Rose & White LLP, Alabama counsel to the Borrower, addressing certain matters referred to in the opinion of King & Spalding LLP, and in each case including customary opinions as to perfection of personal property security interests pursuant to the Uniform Commercial Code;

                  (vii) an opinion of Jones Day, special counsel for the Agent, dated as of the Closing Date, substantially in the form of Exhibit C, but updated and addressing only this Agreement and the replacement Notes, and covering such additional matters relating to the transactions contemplated hereby as the Agent may reasonably request;

                  (viii) a duly executed replacement Revolver Loan Note for the account of each Bank and a duly executed replacement Swing Loan Note;

                  (ix) receipt by the Agent of a fully executed Required Assignment and Assumption Agreement and the Global Amendment Agreement;

                  (x) receipt by the Agent, for the ratable account of the Banks, of an upfront fee in an amount equal to 0.25% of the Aggregate Commitment as of the Closing Date; and

                  (xi) payment of the fees payable on the Closing Date to the Agent or Wachovia Securities, Inc., as applicable, pursuant to the Agent's Letter Agreement, and payment of the Agent's reasonable costs and expenses for the initial field audit conducted by the Agent prior to the Closing Date with respect to the inventory of the Borrower and AMGF.

         Section 3.02 Conditions to All Borrowings. The obligation of the Agent to issue a Letter of Credit and of each Bank to make a Loan on the occasion of each Borrowing, other than a Borrowing which consists solely of a Refunding Loan and other than as provided in Section 2.13 with respect to Borrowings to repay Reimbursement Obligations, is subject to the satisfaction of the following conditions:

         (a)      receipt by the Agent of a Notice of Borrowing or a Set Rate
Request;

         (b) the fact that, immediately before and after such Borrowing, no Default shall have occurred and be continuing;

         (c) the fact that the representations and warranties of the Borrower contained in Article IV of this Agreement shall be true on and as of the date of such Borrowing, except for events which have been disclosed in writing to the Banks and which are described in any of Sections 4.04, 4.06(a), 4.07 (except the first sentence), 4.14(b) and
(c) or 4.15; and

         (d) the fact that, immediately after such Borrowing, (i) the Working Capital Obligations will not exceed the lesser of (A) the Aggregate Commitment and (B) the Asset Coverage Base and (ii) with respect to any Letter of Credit, the other conditions set forth in Section 2.13 have been satisfied.

Each Borrowing hereunder, other than a Borrowing which consists solely of a Refunding Loan, shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing as to the truth and accuracy of the facts specified in paragraphs (b), (c) and (d) of this Section.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         The Borrower and (by execution and delivery of the Parent Guaranty and the Consent and Reaffirmation of the Guarantors at the end hereof) the Parent represent and warrant that:

         Section 4.01 Corporate Existence and Power. Each of the Parent and the Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary, and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except for failures which have not had and would not reasonably be expected to have or cause a Material Adverse Effect.

         Section 4.02 Corporate and Governmental Authorization; No Contravention. The execution, delivery and performance by the Borrower of this Agreement, the Notes, the Security Agreement, the Mortgages and the other Loan Documents, by the Parent of the Parent Documents and by AMGF of the AMGF Documents (i) are within the corporate powers of the Parent and the Borrower, respectively, (ii) have been duly authorized by all necessary corporate action,
(iii) require no action by or in respect of or filing with, any governmental body, agency or official, (iv) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Borrower or the Parent of any material agreement, judgment, injunction, order, decree or other instrument binding upon the Parent, the Borrower or any of the Subsidiaries, and (v) do not result in the creation or imposition of any Lien on any asset of the Parent, the Borrower or any of the Subsidiaries, except in favor of the Agent.

         Section 4.03 Binding Effect. This Agreement constitutes a valid and binding agreement of the Borrower enforceable in accordance with its terms, and the Facility Documents, when executed and delivered in accordance with this Agreement, will constitute valid and binding obligations of the Borrower, the Parent and AMGF, as applicable, enforceable in accordance with their respective terms, provided that the enforceability hereof and thereof is subject in each case to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights generally.

         Section 4.04 Financial Information.

         (a) The consolidated balance sheet of the Parent and its Consolidated Subsidiaries as of August 30, 2002, and the related consolidated statements of income, shareholders' equity and cash flows for the Fiscal Year then ended, reported on by Crisp Hughes Evans LLP, copies of which have been delivered to each of the Banks, and the unaudited consolidated financial statements (with consolidating schedule) of the Parent for the interim period ended November 29, 2002, copies of which have been delivered to each of the Banks, fairly present in all material respects, in conformity with GAAP (except for customary exceptions for unaudited statements in accordance with the Parent's practices existing on the Closing Date), the consolidated financial position of the Parent and its Consolidated Subsidiaries as of such dates and their consolidated results of operations and cash flows for such periods stated.

         (b) Since August 30, 2002, there has been no event, act, condition or occurrence having or which reasonably could be expected to have or cause a Material Adverse Effect, except for matters disclosed in the financial statements for the interim period ended November 29, 2002.

         Section 4.05 No Litigation. Except as described on Schedule 4.05 or
Schedule 4.14, there is no action, suit or proceeding pending, or to the Knowledge of the officers of the Parent or the Borrower, overtly threatened, against or affecting the Parent or the Borrower or any of the Subsidiaries or with respect to which any of them may become subject as a result of the acquisition of the Graniteville Assets, before any court or arbitrator or any governmental body, agency or official which has not previously been disclosed pursuant to Section 5.01(i) and which has or would reasonably be expected to have or cause a Material Adverse Effect or which in any manner draws into question the validity of or which has impaired or would reasonably be expected to impair the ability of the Borrower or the Parent, respectively, to perform its obligations under, this Agreement, or any of the other Facility Documents to which it is a party.

         Section 4.06 Compliance with ERISA.

         (a) The Borrower (i) terminated its only Plan on or about October 31, 1986 pursuant to the termination procedures under Section 4041 of ERISA and received all necessary approvals for such termination; (ii) has distributed all vested benefits under such Plan, and the assets of such Plan so distributed exceeded the amount of such vested benefits; and (iii) is not required pursuant to the terms of any applicable collective bargaining agreement to pay or accrue any contributions with respect to any plan which is a Multiemployer Plan and there has been no complete or partial withdrawal by the Borrower from any such Multiemployer Plan as provided by MPPAA.

         (b)      No non-exempt "prohibited transaction" within the meaning of
Section 4975 of the Internal Revenue Code or Section 406 of ERISA has occurred with respect to any

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

"employee benefit plan," as defined in Section 3 of ERISA, maintained by the Borrower and which has had or would reasonably be expected to have or cause a Material Adverse Effect.

         Section 4.07 Compliance with Laws; Payment of Taxes. The Parent, the Borrower and the Material Subsidiaries are in compliance with all applicable laws, regulations and similar requirements of governmental authorities, except where such compliance is being contested in good faith through appropriate proceedings or where failure to comply would not have or reasonably be expected to have or cause a Material Adverse Effect. There have been filed on behalf of the Parent, the Borrower and the Material Subsidiaries all Federal, state and local income, excise, property and other tax returns which to the Knowledge of its officers are required to be filed by them and all taxes due pursuant to such returns or pursuant to any assessment received by or on behalf of the Parent, the Borrower or any Material Subsidiary have been paid, except for taxes which are being contested in good faith through appropriate proceedings and for which reasonable reserves have been established in accordance with GAAP. The charges, accruals and reserves on the books of the Parent, the Borrower and the Material Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Parent and Borrower, adequate. United States income tax returns of the Parent, the Borrower and the Material Subsidiaries have been closed through the 1999 Fiscal Year.

         Section 4.08 Subsidiaries. Each of the Material Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary, and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except where failure of any of the foregoing would not have or reasonably be expected to have or cause a Material Adverse Effect. The Parent has no Subsidiaries except for the Borrower and those Subsidiaries listed on
Schedule 4.08, as such schedule is supplemented from time to time, which accurately sets forth each such Subsidiary's complete name and jurisdiction of incorporation.

         Section 4.09 Investment Company Act. Neither the Parent, the Borrower nor any of the Material Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         Section 4.10 Public Utility Holding Company Act. Neither the Parent, the Borrower nor any of the Material Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

         Section 4.11 Ownership of Property; Liens. Each of the Parent, the Borrower and the Material Subsidiaries has title to its properties sufficient for the conduct of its business, and none of such property is subject to any Lien except as permitted in Section 5.11.

         Section 4.12 No Default. Neither the Parent, the Borrower nor any of the Material Subsidiaries is, to the Knowledge of their respective officers, in default under or with respect to any agreement, instrument or undertaking to which it is a party or by which it or any of its property is bound which has had or reasonably would be expected to have or cause a Material Adverse Effect. No Default or Event of Default has occurred and is continuing, except as previously disclosed pursuant to Section 5.01(e).

         Section 4.13 Full Disclosure. All information heretofore furnished by the Parent and the Borrower to the Agent or any Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Parent and the Borrower to the Agent or any Bank will be, to the Knowledge of their respective officers, true, accurate and complete in every material respect or based on reasonable estimates on the date as of which such information is stated or certified. The Parent and the Borrower have disclosed to the Banks in writing any and all facts which have had or would reasonably be expected to have or cause a Material Adverse Effect.

         Section 4.14 Environmental Matters.

         (a)      Except as set forth on Schedule 4.14, or disclosed pursuant to
Section 5.01(j), to the Knowledge of their respective officers and Plant managers, (i) neither the Parent, the Borrower nor any Material Subsidiary is subject, or may become subject as a result of the acquisition of the Graniteville Assets, to any Environmental Liability which has had or would reasonably be expected to have or cause a Material Adverse Effect and neither the Parent, the Borrower nor any Material Subsidiary has been designated as a potentially responsible party under CERCLA or under any state statute similar to CERCLA, and (ii) none of the Properties has been identified on any current or proposed (A) National Priorities List under 40 C.F.R. Section 300, (B) CERCLIS list or (C) any list arising from a state statute similar to CERCLA.

         (b) To the Knowledge of their respective officers and Plant managers of the Borrower, no Hazardous Materials have been or are being used, produced, manufactured, processed, treated, recycled, generated, stored, disposed of, managed or otherwise handled at, or shipped or transported to or from the Properties or are otherwise present at, on, in or under the Properties or the Graniteville Assets, or, at or from any adjacent site or facility (except for Hazardous Materials, such as cleaning solvents, pesticides and other materials used or otherwise handled in the ordinary course of business in material compliance with all applicable Environmental Requirements) that would reasonably be expected to lead to any material Environmental Liabilities.

         (c) To the Knowledge of their respective officers and Plant managers, the Parent, Borrower, and each of the Material Subsidiaries and their respective Affiliates, has procured all Environmental Authorizations necessary for the conduct of its business (after giving effect to the acquisition of the Graniteville Assets), and is in material compliance with all Environmental Requirements in connection with the operation of the Properties and their respective businesses (after giving effect to the acquisition of the Graniteville Assets), except where failure to so procure or comply would not reasonably be expected to lead to any material Environmental Liabilities.

         Section 4.15 Capital Stock. All Capital Stock, debentures, bonds, notes and all other securities of the Parent, the Borrower and the Material Subsidiaries presently issued and outstanding are validly and properly issued in all material respects in accordance with all applicable laws, including, but not limited to, the "Blue Sky" laws of all applicable states and the federal securities laws. The issued shares of capital stock of the Wholly Owned Subsidiaries are owned by the Parent free and clear of any Lien or adverse claim. At least a majority of the issued shares of capital stock of each of the Parent's other Subsidiaries (other than Wholly Owned Subsidiaries) is owned by the Parent free and clear of any Lien or adverse claim, except any which are permitted under Section 5.11.

         Section 4.16 Margin Stock. Neither the Parent, the Borrower nor any of the Subsidiaries is engaged principally, or as one of its important activities, in the business of purchasing or carrying any Margin Stock, and no part of the proceeds of any Loan will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock, or be used for any purpose which violates, or which is inconsistent with, the provisions of Regulation X.

         Section 4.17 Insolvency. After giving effect to the execution and delivery of the Facility Documents and the making of the Loans under this Agreement, neither the Parent, the Borrower nor AMGF will be "insolvent," within the meaning of such term as used in O.C.G.A. Section 18-2-22 or as defined in
Section 101 of Title 11 of the United States Code or Section 2 of the Uniform Fraudulent Transfer Act, or any other applicable state law pertaining to fraudulent transfers, as each may be amended from time to time, or be unable to pay its debts generally as such debts become due, or have an unreasonably small capital to engage in any business or transaction, whether current or contemplated.

                                    ARTICLE V

                                    COVENANTS

         Each of the Borrower and (by execution and delivery of the Parent Guaranty and the Consent and Reaffirmation of Guarantors at the end hereof) the Parent agrees that, so long as any Bank has any Commitment hereunder or any amount payable hereunder or under any Note remains unpaid:

         Section 5.01 Information. The Parent and the Borrower will deliver to each of the Banks:

         (a)      (i)      as soon as available and in any event within 90 days
after the end of each Fiscal Year, a consolidated balance sheet of the Parent and the Consolidated Subsidiaries as of the end of such Fiscal Year and the related consolidated statements of income, shareholders' equity and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all certified by Crisp Hughes Evans LLP or other independent public accountants of nationally recognized standing, with such certification to be free of exceptions and qualifications not acceptable to the Required Banks, together with unaudited consolidating statements for: (A) each Material Subsidiary (other than the Borrower), except for any Material Subsidiary as to which there has been no change in excess of $100,000 in its assets, liabilities or shareholders' equity since the immediately preceding Fiscal Quarter; and (B) the Parent during any period in which: (1) the Borrower is not the sole direct Subsidiary of the Parent; (2) the Parent has assets (other than the stock of the

Borrower) having a book value in excess of $1,000,000; or (3) the Parent has direct Debt (other than in connection with (x) Guarantees of Debt of the Borrower or a Subsidiary of the Borrower and (y) Debt to a Subsidiary) in excess of $1,000,000; and

                  (ii) at the written request of the Required Banks, as soon as practicable, and in any event within 90 days after the end of each Fiscal Year in which either (a) the assets of the Borrower and its consolidated Subsidiaries comprise less than 90% of the consolidated assets of the Parent and the Consolidated Subsidiaries as of the end of such Fiscal Year, or (b) the consolidated revenues of the Borrower and its consolidated Subsidiaries comprise less than 90% of the consolidated revenues of the Parent and the Consolidated Subsidiaries, furnish to the Agent the annual consolidated audit report of the Borrower and its consolidated Subsidiaries, including a balance sheet, income statement and statement of cash flow, together with the certification of the above-described accounting firm, with such certification to be free of exceptions and qualifications not acceptable to the Required Banks, prepared in accordance with the standards set forth above with respect to the audit report of the Parent; and

         (b) as soon as available and in any event within 45 days after the end of each of the first 3 Fiscal Quarters of each Fiscal Year, a consolidated balance sheet of the Parent and the Consolidated Subsidiaries as of the end of such Fiscal Quarter and the related statement of income and statement of cash flows for such Fiscal Quarter and for the portion of the Fiscal Year ended at the end of such Fiscal Quarter, setting forth in each case in comparative form the figures for the corresponding portion of the previous Fiscal Year, all certified (subject to normal year-end adjustments) as to fairness of presentation, GAAP and consistency by the chief financial officer or the chief accounting officer of the Borrower, together with unaudited consolidating statements for: (i) each Material Subsidiary (other than the Borrower), except for any Material Subsidiary as to which there has been no change in excess of $100,000 in its assets, liabilities or shareholders' equity since the immediately preceding Fiscal Quarter; and (ii) the Parent during any period in which: (A) the Borrower is not the sole direct Subsidiary of the Parent; (B) the Parent has assets (other than the stock of the Borrower) having a book value in excess of $1,000,000; or (C) the Parent has direct Debt in excess of $1,000,000 (other than Debt of the type excluded in Section 5.01(a)(i)(B)(3));

         (c) simultaneously with the delivery of each set of financial statements referred to in paragraphs (a) and (b) above, a certificate, substantially in the form of Exhibit F-1 (a "Compliance Certificate"), of the chief financial officer or the chief accounting officer (i) of the Parent, setting forth in reasonable detail the calculations required to establish whether there was compliance with the requirements of Sections 5.03, 5.04, and
5.06 through 5.11, inclusive, on the date of such financial statements as of the end of the Fiscal Quarter most recently ended, (ii) of the Borrower, stating whether, to the Knowledge of such officer, any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto, (iii) identifying by name each Consolidated Subsidiary, and
(iv) identifying by name any Material Subsidiary (other than the Borrower) as to which there has been a change in excess of $100,000 in its assets, liabilities or shareholders' equity since the immediately preceding Fiscal Quarter;

         (d) simultaneously with the delivery of each set of annual financial statements referred to in paragraph (a) above, a statement of the firm of independent public accountants which reported on such statements to the effect that nothing has come to their attention to cause them to believe that any Default existed on the date of such financial statements under any of Sections 5.03, 5.04, and 5.06 through 5.09, inclusive;

         (e) within 5 Domestic Business Days after any officer of the Parent or the Borrower becomes aware of the occurrence of any Default, a certificate of the chief financial officer or the chief accounting officer of the Parent or the Borrower setting forth the details thereof and the action which the Parent or the Borrower is taking or proposes to take with respect thereto;

         (f) promptly upon the mailing thereof to the shareholders of the Parent generally, copies of all financial statements, reports and proxy statements so mailed;

         (g) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and annual, quarterly or monthly reports which the Parent or the Borrower shall have filed with the Securities and Exchange Commission;

         (h) from and after the adoption of any Plan, if and when any member of the Controlled Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC;
(ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA, a copy of such notice; or (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate or appoint a trustee to administer any Plan, a copy of such notice;

         (i) within 5 Domestic Business Days after any officer of the Parent or the Borrower becomes aware of any action, suit or proceeding pending or overtly threatened, against or affecting the Parent or the Borrower or any of the Subsidiaries or with respect to which any of them may become subject as a result of the acquisition of the Graniteville Assets, before any court or arbitrator or any governmental body, agency or official which has or would reasonably be expected to have or cause a Material Adverse Effect or which in any manner draws into question the validity of or which has impaired or would reasonably be expected to impair the ability of the Borrower or the Parent, respectively, to perform its obligations under this Agreement or any of the other Facility Documents to which it is a party, a certificate of the chief financial officer or the chief accounting officer of the Parent or the Borrower setting forth the details thereof and the action which the Parent or the Borrower is taking or proposes to take with respect thereto;

         (j) within 5 Domestic Business Days after any officer of the Parent or the Borrower becomes aware (1) of any Environmental Liability to which the Parent, the Borrower or any Material Subsidiary is subject, or may become subject as a result of the acquisition of the Graniteville Assets, which has had or would reasonably be expected to have or cause a Material

Adverse Effect, or that the Parent, the Borrower or any Material Subsidiary has been designated as a potentially responsible party under CERCLA or under any state statute similar to CERCLA, a certificate of the chief financial officer or the chief accounting officer of the Parent or the Borrower setting forth the details thereof and the action which the Parent or the Borrower is taking or proposes to take with respect thereto;

         (k) simultaneously with the delivery of each set of financial statements referred to in paragraphs (a) and (b) above, and within 20 Business Days after the last day of any fiscal month if an Audit/Appraisal Right Event occurs at any time during such fiscal month, a certificate substantially in the form of Exhibit F-2 (an "Asset Coverage Base Certificate") of the chief financial officer or the chief accounting officer (i) of the Parent, setting forth in reasonable detail the calculations required to determine the Asset Coverage Base as of the end of such Fiscal Quarter or fiscal month, as applicable, and (ii) certifying as to the accuracy of the information used to calculate the Asset Coverage Base; and

         (l) from time to time such additional information regarding the financial position or business of the Parent, the Borrower and the Subsidiaries as the Agent, at the request of any Bank, may reasonably request.

         Section 5.02 Inspection of Property, Books and Records; Field Audits; and Appraisals.

         (a) The Parent and the Borrower will keep, and cause each Subsidiary to keep, proper books of record and account in which full, true and correct entries to permit preparation of financial statements in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities.

         (b) The Parent and Borrower will permit, and cause each Subsidiary to permit, the Agent or any Bank, or the agents of the Agent or any such Bank, upon reasonable prior notice given by or through the Agent and with such frequency as the Agent and the Banks may reasonably desire, to visit and conduct reasonable inspections of any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, and, in coordination with such officers, employees and independent public accountants, to inspect any and all of the Collateral, and to conduct field audits of the Borrower's, the Parent's, and their respective Subsidiaries' inventory (and all books, records, journals, orders, receipts, correspondence, and other data related thereto). Any such visitations, inspections and field audits shall be conducted during normal business hours with due regard for safety policies and practices of the Borrower and the security of all personnel and facilities, and with minimum interruption and disruption of the operations at such facilities.

         (c) In addition to the rights granted to the Agent and the Banks elsewhere in this Section 5.02, the Parent and the Borrower agree that, if: (1) either the Working Capital Obligations ever exceed $40,000,000 or the Asset Coverage Base is less than $25,000,000 for a period of 5 consecutive business days (either such event being an "Audit/Appraisal Right Event"), or (2) an Event of Default occurs and is continuing, the Agent shall (unless directed not to do so by the Required Banks) conduct, or have conducted by agents or certified public accountants of the Agent's choosing, after consultation with the Borrower and the Banks, but in the Agent's sole determination, an additional field audit of the Parent's, the Borrower's, and their respective Subsidiaries' inventory and all books, records, journals, orders, receipts, correspondence, and other data related thereto; provided, however, that if an Audit/Appraisal Right Event has occurred and, during a period of 60 consecutive days after the occurrence of such Audit/Appraisal Right Event, the Working Capital Obligations at no time exceed $40,000,000 and the Asset Coverage Base is at no time less than $25,000,000, and so long as no Event of Default has occurred and is continuing, the Agent shall have no further right to conduct such additional field audit pursuant to this Section 5.02(c) as a result of such Audit/Appraisal Right Event (but such rights are reserved with respect to any subsequent Audit/Appraisal Right Event). The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Agent in connection with such additional field audit.

         (d) In addition to the rights granted to the Agent and the Banks elsewhere in this Section 5.02, the Parent and the Borrower agree that the Borrower shall pay for all reasonable out-of-pocket expenses incurred by the Agent in conducting, or having conducted by agents or certified public accountants of the Agent's choosing, addressed to the Agent and upon which the Agent is expressly entitled to rely, after consultation with the Borrower and the Banks, but in the Agent's sole determination, any follow-on field audits of inventory and all books, records, journals, orders, receipts, correspondence, and other data related thereto, that the Agent reasonably deems necessary to resolve material discrepancies or other material incongruent data (as compared to the Borrower's representations to the Agent and the Banks as to the inventory included in the Asset Coverage Base), whether such follow-on audit relates to the initial field audit referred to in Section 3.01(b)(xi) or a field audit conducted pursuant to Section 5.02(c).

         (e) In addition to the rights granted to the Agent and the Banks elsewhere in this Section 5.02, the Parent and the Borrower agree that, if either an Audit/Appraisal Right Event occurs or an Event of Default occurs and is continuing, the Agent shall (unless directed not to do so by the Required Banks) conduct, or have conducted by a professional appraiser of the Agent's choosing, after consultation with the Borrower and the Banks (which consultation shall include the identity and order of properties to be appraised so as to minimize the cost thereof), but in the Agent's sole determination, an appraisal, addressed to the Agent and upon which the Agent is expressly entitled to rely, of the Company's property, plant and equipment; provided, however, that if an Audit/Appraisal Right Event has occurred, so long as an Event of Default has not occurred and is continuing, such appraisal shall be limited to so much of the Borrower's property, plant, and equipment as is necessary for the orderly liquidation value of such assets (as determined by such appraiser) to equal $30,000,000 (appraising the equipment first in order to determine whether such threshold has been satisfied), and that the Borrower shall pay the Agent for all reasonable out-of-pocket expenses incurred by the Agent on account of such appraisal; and provided, further, however, that if an Audit/Appraisal Right Event has occurred and, during a period of 60 consecutive days after the occurrence of such Audit/Appraisal Right Event, the Working Capital Obligations at no time exceed $40,000,000 and the Asset Coverage Base at no time is less than $25,000,000, and so long as no Event of Default has occurred and is continuing, the Agent shall have no further right to conduct such additional appraisal pursuant to this Section 5.02(e) as a result of such Audit/Appraisal Right Event (but such rights are reserved with respect to any subsequent Audit/Appraisal Right Event).

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

The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Agent in connection with such appraisal.

         (f) Each of the Parent and the Borrower agrees to cooperate and assist in any visits, inspections, field audits, and appraisals provided for this Section 5.02, so that such visits, inspections, field audits, and appraisals may be conducted and performed in accordance with the provisions of
Section 5.02(b) without unnecessary or unreasonable hindrance and delay. Nothing contained in Sections 5.02(c), (d), or (e) shall prohibit the Agent or the Banks from conducting inspections, field audits, or appraisals respecting the Parent, the Borrower, or their respective Subsidiaries at their own expense and in accordance with the provisions of Section 5.02(b). The Agent agrees to provide the Borrower and the Banks a summary of all field audit reports and appraisals conducted pursuant to Section 5.02(c), (d) and (e) promptly upon the Agent's receipt or preparation thereof, as the case may be; provided, that the Agent shall have no obligation to provide to the Borrower any summaries of such field audits, reports and appraisals obtained by it during the existence of an Event of Default.

         Section 5.03 Fixed Charge Coverage Ratio. The Fixed Charge Coverage Ratio, calculated at the end of each Fiscal Quarter, shall not be less than (a) if the average daily principal balance of the Working Capital Obligations during such Fiscal Quarter equals or exceeds $10,000,000, 1.65 to 1.00, and (b) in all other cases, 1.25 to 1.0.

         Section 5.04 Minimum Consolidated Cash Flow. Consolidated Cash Flow, calculated at the end of each Fiscal Quarter, for the Fiscal Quarter just ended and the immediately preceding 3 Fiscal Quarters, shall equal or exceed $63,000,000.

         Section 5.05 Intentionally Omitted.

         Section 5.06 Total Debt to Cash Flow Ratio. The Total Debt to Cash Flow Ratio, calculated at the end of each Fiscal Quarter, shall not be greater than the ratio set forth below for such Fiscal Quarter:

------------------------------------------------------
FOR FISCAL QUARTERS ENDING:                  RATIO
------------------------------------------------------
On or after the Closing Date, but on or   3.50 to 1.00
before August 27, 2004
------------------------------------------------------
On or after August 28, 2004, but on or    3.25 to 1.00
before August 26, 2005
------------------------------------------------------
On or after August 27, 2005               3.00 to 1.00
------------------------------------------------------

         Section 5.07 Restricted Payments.

         (a) The Parent and the Borrower shall not make any Restricted Payments, except that Parent and the Borrower may, subject to the provisions of paragraphs (b) and (c), below, make Restricted Payments (i) during the Fiscal Year ending August 29, 2003, in an aggregate amount not to exceed $12,000,000, and (ii) during each Fiscal Year thereafter, in an aggregate amount for such Fiscal Year not to exceed $12,000,000, plus the amount (if any) carried forward from the immediately preceding Fiscal Year, as such amount carried forward is determined in accordance with paragraph (b), below.

         (b) The amount by which $12,000,000 exceeds the aggregate Restricted Payments made by the Parent and the Borrower during one Fiscal Year may be carried forward to the next succeeding Fiscal Year, but to no Fiscal Years thereafter; provided, however, that the amount to be carried forward from one Fiscal Year to the next shall not exceed $4,000,000. For purposes of calculating any amount to be carried forward, all Restricted Payments made during one Fiscal Year shall be first applied against the standard $12,000,000 limit applicable to such Fiscal Year.

         (c) Any of the foregoing to the contrary notwithstanding, neither the Borrower nor the Parent shall make any Restricted Payment if at the time such Restricted Payment is to be made a Default shall have occurred and be continuing or, after giving effect thereto, a Default shall occur.

         Section 5.08 Senior Debt to Cash Flow. The Senior Debt to Cash Flow Ratio, calculated at the end of each Fiscal Quarter, shall not be greater than
2.00 to 1.00.

         Section 5.09 Loans or Advances. Neither the Parent, the Borrower nor any of the Material Subsidiaries shall make loans or advances to any Person except, so long as no Event of Default is in existence:

                  (A) (i) loans or advances to employees not exceeding $2,000,000 in the aggregate principal amount outstanding at any time, in each case made in the ordinary course of business and consistent with practices existing on August 25, 1995; (ii) deposits required by government agencies or public utilities; and (iii) loans or advances to Wholly Owned Subsidiaries (other than from the Parent to the Borrower or as provided in Section 5.09(B) or (C)) not exceeding $1,000,000 in the aggregate outstanding; provided that after giving effect to the making of any loans, advances or deposits permitted by this
Section 5.09(A), the aggregate of all loans and advances permitted in this
Section 5.09(A) does not exceed $4,000,000;

                  (B) loans or advances from the Parent to the Borrower or from the Borrower to the Parent, or from the Borrower to AMGF (i) pursuant to the AMGF/Graniteville Transaction and within the limits contained in the definition thereof and (ii) otherwise to fund the ongoing working capital needs and capital expenditures of AMGF in the ordinary course of business;

                  (C) loans or advances to the Receivables Subsidiary evidenced by a Purchase Money Note; and

                  (D) other loans or advances (not including any loans and advances of the types described in clauses (A), (B) or (C) above) in an aggregate amount, together with Investments permitted by clause (viii) of
Section 5.10, not exceeding the sum of $10,000,000.

         Section 5.10 Investments. Neither the Parent, the Borrower nor any of the Consolidated Subsidiaries shall make Investments in any Person except as permitted by Section 5.09 and except Investments in (i) direct obligations of the United States Government maturing within one year, (ii) certificates of deposit issued by a commercial bank whose credit is satisfactory to the Agent,
(iii) commercial paper rated A1 or the equivalent thereof by Standard & Poor's Corporation or P1 or the equivalent thereof by Moody's Investors Service, Inc. and in either case maturing within 6 months after the date of acquisition, (iv) tender bonds the payment of the principal of and interest on which is fully supported by a letter of credit issued by a United States bank whose long-term certificates of deposit are rated at least AA or the equivalent thereof by Standard & Poor's Corporation and Aa or the equivalent thereof by Moody's Investors Service, Inc., (v) Investments by Borrower in the Receivables Subsidiary and obligations consisting of Standard Securitization Undertakings,
(vi) Investments by the Receivables Subsidiary in a Special Purpose Vehicle and obligations consisting of Standard Securitization Undertakings, (vii) loans and advances permitted by Section 5.09, and Investments in the Borrower and AMGF (x) pursuant to the AMGF/Graniteville Transaction and within the limits contained in the definition thereof and (y) otherwise to fund the ongoing working capital needs and capital expenditures of AMGF in the ordinary course of business and
(viii) other Investments in an aggregate amount on and after the Closing Date, together with Investments permitted by clause (D) of Section 5.09, not exceeding the sum of $10,000,000.

         Section 5.11 Negative Pledge. Neither the Parent, the Borrower nor any Consolidated Subsidiary will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except: (i) as to the Collateral, Liens securing the Obligations and the Permitted Encumbrances, and (ii) as to other assets:

         (a) Liens existing on the date of this Agreement securing Debt outstanding on the Original Closing Date and described on Schedule 5.11;

         (b) any Lien existing on any asset of any Person at the time such Person becomes a Consolidated Subsidiary and not created in contemplation of such event;

         (c) any Lien on any asset securing Debt incurred or assumed for the purpose of financing all or any part of the cost of acquiring or constructing such asset, provided that such Lien attaches to such asset concurrently with or within 18 months after the acquisition or completion of construction thereof;

         (d) any Lien on any asset of any Person existing at the time such Person is merged or consolidated with or into the Borrower or a Consolidated Subsidiary and not created in contemplation of such event;

         (e) any Lien existing on any asset prior to the acquisition thereof by the Borrower or a Consolidated Subsidiary and not created in contemplation of such acquisition;

         (f)      Liens securing Debt owing by any Subsidiary to the Borrower;

         (g) any Lien arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing paragraphs of this Section, provided that (i) such Debt is not secured by any additional assets, and (ii) the amount of such Debt secured by any such Lien is not increased;

         (h) Liens incidental to the conduct of its business or the ownership of its assets which (i) do not secure Debt and (ii) do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operation of its business;

         (i)      any Lien on Margin Stock;

         (j) Liens on Receivables Program Assets pursuant to a Receivables Securitization Program and Liens securing the Borrower's obligations respecting an Approved Equipment Financing to the extent contemplated by the Approved Equipment Financing Intercreditor Agreement; and

         (k) Liens (other than on the Transferor Certificate) not otherwise permitted by the foregoing paragraphs of this Section securing Debt (other than indebtedness represented by the Notes) in an aggregate principal amount at any time outstanding not to exceed $3,000,000;

Provided Liens permitted by the foregoing paragraphs (b) through (e) inclusive, and (i) shall at no time secure Debt in an aggregate amount greater than $4,000,000.

         Section 5.12 Maintenance of Existence. The Parent and the Borrower shall, and shall cause each Material Subsidiary to, maintain its existence and carry on its business in substantially the same manner and in substantially the same fields as such business is now carried on and maintained, except as permitted by Section 5.14.

         Section 5.13 Dissolution. Neither the Parent, the Borrower nor any of the Material Subsidiaries shall suffer or permit dissolution or liquidation either in whole or in part or redeem or retire any shares of its own stock or that of any Subsidiary, except as permitted by Section 5.07 or through merger or reorganization to the extent permitted by Section 5.14.

         Section 5.14 Consolidations, Mergers and Sales of Assets. The Parent and the Borrower will not, nor will it permit any Subsidiary to, consolidate or merge with or into, or sell, lease or otherwise transfer all or any substantial part of its assets to, any other Person (including in a sale and leaseback transaction, but excluding sales of inventory in the ordinary course of business), or discontinue or eliminate any business line or segment, provided that (a) the Borrower may merge with another Person if (i) such Person was organized under the laws of the United States of America or one of its states,
(ii) the Borrower is the corporation surviving such merger and (iii) immediately after giving effect to such merger, no Default shall have occurred and be continuing, (b) Subsidiaries other than the Borrower may merge with one another, or with and into the Parent, with the Parent being the surviving corporation, and (c) the foregoing limitation on the sale, lease or other transfer of assets and on the discontinuation or elimination of a business line or segment shall not prohibit, (1) any transfers of Receivables Program Assets pursuant to a Receivables Securitization Program prior to termination of such program, the transfer of the Graniteville Indigo Dyeing Facility to AMGF pursuant to the AMGF/Graniteville Transaction, or the transfer of raw materials, supplies, inventory and similar production-related items between the Borrower and AMGF in the ordinary course of business, or (2) during any Fiscal Year, any other transfer of assets (other than the Transferor Certificate, which may not be transferred) for 100% cash consideration or the discontinuance or elimination of a business line or segment (in a single transaction or in a series of related transactions) unless the aggregate assets to be so transferred or utilized in a business line or segment to be so discontinued, when combined with all other assets transferred, and all other assets utilized in all other business lines or segments discontinued, during such Fiscal Year exceeds $10,000,000, but in any event subject to the provisions of Section 2.08(b)(i).

         Section 5.15 Use of Proceeds. The proceeds of the Loans will be used
(i) for working capital and general business purposes of the Parent, the Borrower or, to the extent permitted herein, any Subsidiaries and (ii) to refinance certain Obligations existing under the Original Credit Agreement through the amendment and restatement of the Original Credit Agreement, but for no other purpose. No portion of the proceeds of the Loans will be used by the Borrower or any Subsidiary (A) in connection with, whether directly or indirectly, any tender offer for, or other acquisition of, stock of any corporation with a view towards obtaining control of such other corporation, except in a negotiated transaction, (B) directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any Margin Stock, or (C) for any purpose in violation of any applicable law or regulation.

         Section 5.16 Compliance with Laws; Payment of Taxes. The Parent and the Borrower will, and will cause each Subsidiary and each member of the Controlled Group to, comply with applicable laws (including but not limited to, from and after the adoption of a Plan, ERISA), regulations and similar requirements of governmental authorities (including but not limited to PBGC), except where the necessity of such compliance is being contested in good faith through appropriate proceedings, or has not had and would not reasonably be expected to have or cause of Material Adverse Effect. The Parent and the Borrower will, and will cause each Subsidiary to, pay promptly when due all taxes, assessments, governmental charges, claims for labor, supplies, rent and other obligations which, if unpaid, would become a lien against the property of the Parent, the Borrower or any Subsidiary, except liabilities being contested in good faith and against which, if required, the Borrower will set up reserves in accordance with GAAP.

         Section 5.17 Insurance.

         (a) The Parent and the Borrower will maintain, and will cause each Material Subsidiary to maintain (either in the name of the Parent or the Borrower or in such Subsidiary's own name), with financially sound and reputable insurance companies, insurance on all its property, or self insurance, in each case consistent with practices existing on the Original Closing Date, all as described on Schedule 5.17.

         (b) Net Cash Proceeds received from any Casualty or Condemnation must be applied to either (i) the payment of the Obligations (pursuant to Section 2.11), or (ii) the repair, replacement, and/or restoration of the Collateral as provided in this section. If an Event of Default has occurred and is continuing, then, in such event, the Agent, at the direction of the Required Banks (acting in their sole discretion), shall determine whether such Net Cash Proceeds will be applied to the Obligations (pursuant to Section 2.11(e)) or the repair, replacement, and/or restoration of the Collateral. If no Event of Default has occurred, the Borrower shall determine whether such Net Cash Proceeds will be applied to the Obligations (pursuant to Section 2.11(d)) or the repair, replacement, and/or restoration of the Collateral.

         Section 5.18 Change in Fiscal Year. The Parent and the Borrower will not, and will not permit any Material Subsidiary to, change its Fiscal Year without the consent of the Required Banks.

         Section 5.19 Maintenance of Property. The Parent and the Borrower shall, and shall cause each Material Subsidiary to, maintain all of its properties and assets in good condition, repair and working order, ordinary wear and tear excepted and subject to prudent business practices.

         Section 5.20 Environmental Notices. The Parent and the Borrower shall furnish to the Agent prompt written notice of all material Environmental Liabilities, pending, threatened or anticipated Environmental Proceedings, Environmental Notices, Environmental Judgments and Orders, and, to the Knowledge of their respective officers and Plant managers, Environmental Releases at, on, in, under or in any way affecting the Properties or any adjacent property, and all facts, events, or conditions, that would reasonably be anticipated to lead to any material Environmental Liabilities.

         Section 5.21 Environmental Matters. The Parent and the Borrower and its Subsidiaries will not knowingly, and will not knowingly permit any Third Party to, use, produce, manufacture, process, treat, recycle, generate, store, dispose of, manage at, or otherwise handle, or ship or transport to or from the Properties any Hazardous Materials (except for Hazardous Materials such as cleaning solvents, pesticides and other similar materials used or otherwise handled in the ordinary course of business in material compliance with all applicable Environmental Requirements) that would reasonably be expected to lead to any material Environmental Liabilities.

         Section 5.22 Environmental Release. Each of the Parent and the Borrower agrees that upon the occurrence of any material Environmental Release known to any of their respective officers or Plant managers at or on any of the Properties it will act immediately to investigate the extent of, and to take appropriate remedial action with respect to such Environmental Release, whether or not ordered or otherwise directed to do so by any Environmental Authority.

         Section 5.23 Additional Consolidated Senior Debt; Debt of Receivables Subsidiary. Neither the Parent nor the Borrower shall incur or permit to exist, or permit any Consolidated Subsidiary other than the Receivables Subsidiary to incur or permit to exist, any Consolidated Senior Debt not in existence on the Original Closing Date, and extensions, renewals, refinancings or refundings thereof (provided that the amount of such Consolidated Senior Debt is not increased), other than (i) the Obligations; (ii) Debt permitted to be secured by Liens permitted by Section 5.11; (iii) Debt of the types described in clause
(vii) of the definition of Debt which is incurred in the ordinary course of business in connection with the sale or purchase of goods or to assure performance of an obligation to a utility or a governmental entity or a worker's compensation obligation; (iv) Receivables Program Obligations; (v) Debt permitted by Section 5.09; and (vi) other Debt in an aggregate amount outstanding at any time not exceeding $4,000,000. Nothing in the foregoing shall prohibit the Borrower from incurring obligations incurred in connection with Interest Rate Protection Agreements. The Borrower

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

shall not permit the Receivables Subsidiary to incur any Debt or other liabilities other than in connection with the Receivables Securitization Program.

         Section 5.24 Transactions with Affiliates. Neither the Borrower nor any of its Subsidiaries shall enter into, or be a party to, any transaction with any Affiliate of the Borrower or such Subsidiary (which Affiliate is not the Borrower, the Parent or a Subsidiary and in any event excluding the Receivables Securitization Program), except as permitted by law and in the ordinary course of business and pursuant to reasonable terms which are no less favorable to Borrower, the Parent or such Subsidiary than would be obtained in a comparable arm's length transaction with a Person which is not an Affiliate. Upon request of the Agent, the Borrower shall fully disclose the terms of any such transaction.

         Section 5.25 Collateral.

         (a)      All manufacturing plants of the Borrower are listed on
Schedule 5.25, which shows, as to each Plant: (i) the City, Town or other local jurisdiction, and County and State of its location; (ii) whether the Property on which such Plant is located is owned or leased by the Borrower, and if leased, the name and address of the owner; (iii) all Liens (other than Permitted Encumbrances) on the Property on which such Plant is located; and (iv) the name, address and type of interest of any Third Party whose consent is required in connection with the execution, delivery, recording and performance of a Mortgage as to such Plant or related Property, and whether such consent has been obtained. If the Borrower opens any additional manufacturing plants, it shall promptly furnish to the Agent and the Banks a supplement to Schedule 5.25 including such additional plant and a Mortgage and appropriate UCC-1 financing statements requested by the Agent with respect thereto.

         (b) It is the intent of the parties hereto that the Obligations shall be secured by the Collateral (including the Rolling Stock, if notice is given by the Agent pursuant to the provisions of Section 9.7 of the Security Agreement), subject to the provisions of Section 9.18 regarding the release of the Receivables Program Assets. At the Original Closing Date, the Borrower and the Parent, as applicable, executed and delivered to the Agent (i) the Security Agreement and UCC-1 financing statements relating to the personal property included in the Graniteville Assets, (ii) the Pledge Agreement, (iii) the Mortgages (undated) and UCC-1 financing statements relating to the fixtures located at the premises described therein and (iv) the Borrower Pledge Agreement, the Receivables Subsidiary Pledged Stock and the Purchase Money Note, and the Agent has released the Receivables Program Assets pursuant to such
Section 9.18. The Mortgages as to the Plants were dated on or about August 30, 2001, filed between September 10, 2001, and October 23, 2001, approximately, and became Operative Mortgages, and UCC-1 financing statements related to the fixtures located at the premises described therein were filed by the Agent in accordance with revised Article 9 of the Uniform Commercial Code, as in effect at the time of filing in the state where such premises are located. The Borrower agrees that it shall, upon Agent's request, amend the Mortgages and financing statements to the extent necessary to reflect any relevant amendments to the Original Credit Agreement occurring since the Mortgages were executed and delivered by the Borrower and re-execute such Mortgages. The Borrower shall pay all recording fees and costs and stamp, intangible or other taxes payable in connection with the filing for record of the Mortgages, the financing statements, and any amendments thereto (collectively, the "Recording Expenses").

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

         (c) Following the recording of a Mortgage as to any Plant pursuant to paragraph (b) above, the Borrower will, from time to time as to individual Plants, at the request of the Agent, deliver to the Agent at the earliest practicable time all of the Real Property Documentation relating to such Plant.

         (d) As a condition to the effectiveness of the Second Amendment, AMGF was required to execute and deliver to the Agent the AMGF Documents. For all purposes under paragraphs (b) through (c), inclusive, of Section 5.25 (other than the requirement for execution and delivery on the Original Closing Date), and the rights of the Agent and the Banks thereunder: (i) the AMGF Security Agreement shall be subject to the same terms and provisions thereof as apply to the Security Agreement, as if it were the Security Agreement; (ii) the AMGF Mortgage shall be subject to the same terms and provisions thereof as apply to the Mortgages, as if it were a Mortgage; and (iii) the AMGF Plant shall be subject to the same terms and provisions thereof as apply to the Plants, as if it were a Plant. Pursuant to this Agreement and the Global Amendment Agreement, the Borrower Pledge Agreement was amended to add the pledge of the AMGF Pledged Stock.

         (e) To the extent requested by the Agent after the Closing Date, the Borrower agrees to (i) execute and deliver such amendments to the Mortgages as the Agent may reasonably request to reflect the terms and conditions hereof, and to pay the cost of recordation of any such amendments, and (ii) pay the costs of title examinations of up to all parcels of real property that are subject to the Lien of the Operative Mortgages, such examinations to be performed by examiners selected by the Agent after consultation with the Borrower.

         Section 5.26 Subordinated Debt.

         (a) So long as any Obligations remain outstanding and the Commitments have not been terminated, the Borrower will not, except in connection with an Acceptable Refinancing: (i) make any prepayments (whether optional or mandatory) of principal of or other amounts under the 10.25% Subordinated Notes or any other obligations constituting Subordinated Debt, or purchase or make any deposits for the defeasance of the 10.25% Subordinated Notes or any other obligations constituting Subordinated Debt; or (ii) amend or modify any of the documents pertaining to the Subordinated Debt to (1) shorten the maturity thereof, (2) raise the interest rate, fees or other amounts payable with respect thereto, (3) change any of the subordination provisions thereof or
(4) make any of the covenants contained therein more restrictive. The Agent shall furnish to the Banks, promptly after receipt by the Agent, copies of any drafts received by it of (A) any proposed amendments to the documents pertaining to the 10.25% Subordinated Notes and (B) documents pertaining to any Subordinated Debt proposed to be issued after the Closing Date.

         (b) The Borrower agrees that, contemporaneously with the consummation of any Acceptable Refinancing, (i) any and all of Borrower's obligations related to such Acceptable Refinancing shall, regardless of the terms thereof, constitute "Subordinated Debt" for all purposes of the Loan Documents and (ii) the terms of Section 5.26(a) shall apply with equal force to the Borrower's obligations under such Acceptable Refinancing, all to the same extent such terms currently apply to the 10.25% Subordinated Notes.

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

                                   ARTICLE VI

                                    DEFAULTS

         Section 6.01 Events of Default. If one or more of the following events ("Events of Default") shall have occurred and be continuing:

         (a) (i) the Borrower shall fail to pay when due any principal of any Loan or Reimbursement Obligation or shall fail to pay any interest on any Loan or Reimbursement Obligation within 5 Domestic Business Days after such interest shall become due, or the Borrower, the Parent or AMGF shall fail to pay any fee or other amount payable hereunder or under any of the other Facility Documents to which it is a party within 5 Domestic Business Days after the later of (A) the date such fee or other amount becomes due; or

         (b) the Borrower or the Parent shall fail to observe or perform any covenant contained in Sections 5.01(j), 5.02(b), 5.03, 5.04, 5.06 to 5.08, inclusive, Sections 5.11 or 5.18; or

         (c) any of the Borrower, the Parent, or AMGF, respectively, shall fail to observe or perform any covenant or agreement contained in this Agreement or any other Facility Document to which it is a party (other than those covered by paragraph (a) or (b) above) and such failure shall not have been cured within 30 days after the earlier to occur of (i) written notice thereof has been given to the Borrower by the Agent at the request of any Bank or (ii) an officer of the Borrower, the Parent or AMGF otherwise becomes aware of any such failure; or

         (d) any representation, warranty, certification or statement made by the Borrower, the Parent, or AMGF, respectively, in Article IV of this Agreement or in any other Facility Document to which it is a party, or in any certificate, financial statement or other document delivered pursuant to this Agreement or any other Facility Document shall prove to have been incorrect or misleading in any material respect when made (or deemed made); or

         (e) the Borrower or any Material Subsidiary shall fail to make any payment in respect of Debt outstanding (other than the Notes) in an amount in excess of $2,000,000 when due or within any applicable grace period; or

         (f) any event or condition shall occur which results in the acceleration of the maturity of Debt outstanding of the Parent, the Borrower or any Material Subsidiary (including, without limitation, any required mandatory prepayment or "put" of such Debt to the Parent, the Borrower or any Material Subsidiary) or enables (or, with the giving of notice or lapse of time or both, would enable) the holders of such Debt or any Person acting on such holders' behalf to accelerate the maturity thereof (including, without limitation, any required mandatory prepayment or "put" of such Debt to the Parent, the Borrower or any Material Subsidiary, if in any of the foregoing events the amount of Debt involved is in excess of $2,000,000; or

         (g) the Parent, the Borrower or any Material Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing; or

         (h) an involuntary case or other proceeding shall be commenced against the Parent, the Borrower or any Material Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Parent, the Borrower or any Material Subsidiary under the federal bankruptcy laws as now or hereafter in effect; or

         (i) the Parent, the Borrower or any member of the Controlled Group shall fail to pay when due any material amount which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan or Plans shall be filed under Title IV of ERISA by the Borrower, any member of the Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any such Plan or Plans or a proceeding shall be instituted by a fiduciary of any such Plan or Plans to enforce Section 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within 30 days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any such Plan or Plans must be terminated; provided, in each case, that the effect of any of the foregoing would reasonably be expected to result in an unfunded liability in excess of $2,000,000; or

         (j) one or more judgments or orders for the payment of money in an aggregate amount in excess of $1,000,000 (exclusive of amounts covered by insurance) shall be rendered against the Parent, the Borrower or any Material Subsidiary and such judgment or order shall continue unsatisfied and unstayed for a period of 30 days; or

         (k) a federal tax lien for an amount in excess of $2,000,000 shall be filed against the Borrower or any Subsidiary under Section 6323 of the Code or a lien of the PBGC shall be filed against the Borrower or any Subsidiary under Section 4068 of ERISA and in either case such lien shall remain undischarged for a period of 25 days after the date of filing; or

         (l) G. Stephen Felker or his estate shall cease to maintain voting control over more than 50% of the Capital Stock of the Parent, or the Borrower shall cease to be a Wholly Owned Subsidiary; or

         (m) the occurrence of any event, act, occurrence, or condition which the Required Banks reasonably determine either has or is likely to have or cause a Material Adverse Effect;

         (n) (i) the Security Agreement, the Pledge Agreement, any Operative Mortgage, the Parent Guaranty, any of the AMGF Documents or the Borrower Pledge Agreement, shall cease, for any reason, to be in full force and effect or any party thereto (other than the Agent or the Banks) shall so assert in writing; or (ii) the Security Agreement, the Pledge Agreement, any Operative Mortgage, the AMGF Security Agreement or the Borrower Pledge Agreement shall cease to be effective to grant a Lien on the Collateral described therein with the priority purported to be created thereby;

Then, and in every such event, the Agent shall: (i) if requested by the Required Banks, by notice to the Borrower terminate the Commitments and they shall thereupon terminate; (ii) if requested by the Required Banks, by notice to the Borrower declare the Revolver Loan Notes (together with accrued interest thereon) to be, and the Notes (including the Swing Loan Note) shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower together with interest at the Default Rate accruing on the principal amount thereof from and after the date of such Event of Default; provided that if any Event of Default specified in paragraph (g) or (h) above occurs with respect to the Borrower, without any notice to the Borrower or any other act by the Agent or the Banks, the Commitments shall thereupon terminate and the Notes (together with accrued interest thereon) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower together with interest thereon at the Default Rate accruing on the principal amount thereof from and after the date of such Event of Default; (iii) exercise any rights, powers or remedies under any one, or more, or all of the Facility Documents. In addition to the foregoing, if an Event of Default shall have occurred and be continuing, the Borrower shall be obligated to deposit with the Agent cash collateral in an amount equal to 100% of the Letter of Credit Obligations. Notwithstanding the foregoing, the Agent shall have available to it all other remedies at law or equity, and shall exercise any one or all of them at the request of the Required Banks.

         Section 6.02 Notice of Default. The Agent shall give notice to the Borrower of any Default under Section 6.01(c) promptly upon being requested to do so by any Bank and shall thereupon notify all the Banks thereof.

                                   ARTICLE VII

                                    THE AGENT

         Section 7.01 Appointment; Powers and Immunities. Each Bank hereby irrevocably appoints and authorizes the Agent to act as its agent hereunder and under the other Facility Documents, and as collateral agent under the Mortgage and with respect to any Interest Rate Protection Agreement to which such Bank is a party, with such powers as are specifically delegated to the Agent by the terms hereof and thereof, together with such other powers as are reasonably incidental thereto. The Agent: (a) shall have no duties or responsibilities except as expressly set forth in this Agreement and the other Facility Documents, and shall not by reason of this Agreement or any other Facility Document be a trustee for any Bank; (b) shall not be responsible to the Banks for any recitals, statements, representations or warranties contained in this Agreement or any other Facility Document, or in any certificate or other document referred to or provided for in, or received by any Bank under, this Agreement or any other Facility

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Document, or for the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Facility Document or any other document referred to or provided for herein or therein or for any failure by the Borrower to perform any of its obligations hereunder or thereunder; (c) shall not be required to initiate or conduct any litigation or collection proceedings hereunder or under any other Facility Document except to the extent requested by the Required Banks, and then only on terms and conditions satisfactory to the Agent, and (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other Facility Document or any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or willful misconduct. The Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The provisions of this
Article VII are solely for the benefit of the Agent and the Banks, and the Borrower shall not have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement and under the other Facility Documents, the Agent shall act solely as agent of the Banks and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for the Borrower. The duties of the Agent shall be ministerial and administrative in nature, and the Agent shall not have by reason of this Agreement or any other Facility Document a fiduciary relationship in respect of any Bank.

         Section 7.02 Reliance by Agent. The Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telefax, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants or other experts selected by the Agent. As to any matters not expressly provided for by this Agreement or any other Facility Document, the Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and thereunder in accordance with instructions signed by the Required Banks, and such instructions of the Required Banks in any action taken or failure to act pursuant thereto shall be binding on all of the Banks.

         Section 7.03 Defaults. The Agent shall not be deemed to have knowledge of the occurrence of a Default or an Event of Default (other than the nonpayment of principal of or interest on the Loans) unless the Agent has received notice from a Bank or the Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that the Agent receives such a notice of the occurrence of a Default or an Event of Default, the Agent shall give prompt notice thereof to the Banks. The Agent shall give each Bank prompt notice of each nonpayment of principal of or interest on the Loans whether or not it has received any notice of the occurrence of such nonpayment. The Agent shall (subject to Section 9.06) take such action hereunder with respect to such Default or Event of Default as shall be directed by the Required Banks, provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Banks.

         Section 7.04 Rights of Agent as a Bank. With respect to the Loans made by it, Wachovia, in its capacity as a Bank hereunder shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not acting as the Agent, and the

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term "Bank" or "Banks" shall, unless the context otherwise indicates, include
Wachovia, in its individual capacity. The Agent may (without having to account therefor to any Bank) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Borrower (and any of its Affiliates) as if it were not acting as the Agent, and the Agent may accept fees and other consideration from the Borrower (in addition to any agency fees and arrangement fees heretofore agreed to between the Borrower and the Agent) for services in connection with this Agreement or any other Facility Document or otherwise without having to account for the same to the Banks.

         Section 7.05 Indemnification. Each Bank severally agrees to indemnify the Agent, to the extent the Agent shall not have been reimbursed by the Borrower, ratably in accordance with its Commitment, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, counsel fees and disbursements) or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement or any other Facility Document or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (excluding, unless an Event of Default has occurred and is continuing, the normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or any such other documents; provided, however that no Bank shall be liable for any of the foregoing to the extent they arise from the gross negligence or wilful misconduct of the Agent. If any indemnity furnished to the Agent for any purpose shall, in the opinion of the Agent, be insufficient or become impaired, the Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished.

         Section 7.06 CONSEQUENTIAL DAMAGES. THE AGENT SHALL NOT BE RESPONSIBLE OR LIABLE TO ANY BANK, THE BORROWER OR ANY OTHER PERSON OR ENTITY FOR ANY PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF THIS AGREEMENT, THE OTHER FACILITY DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

         Section 7.07 Payee of Note Treated as Owner. The Agent may deem and treat each Person in whose name a Loan is registered as the owner thereof as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Agent and the provisions of Section 9.08(c) have been satisfied. Any requests, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of that Note or of any Note or Notes issued in exchange therefor or replacement thereof.

         Section 7.08 Nonreliance on Agent and Other Banks. Each Bank agrees that it has, independently and without reliance on the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower and decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it

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shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Facility Documents. The Agent shall not be required to keep itself informed as to the performance or observance by the Borrower of this Agreement or any of the other Facility Documents or any other document referred to or provided for herein or therein or to inspect the properties or books of the Borrower or any other Person. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Agent hereunder or under the other Facility Documents, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition or business of the Borrower or any other Person (or any of their Affiliates) which may come into the possession of the Agent.

         Section 7.09 Failure to Act. Except for action expressly required of the Agent hereunder or under the other Facility Documents, the Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction by the Banks of their indemnification obligations under Section 7.05 against any and all liability and expense which may be incurred by the Agent by reason of taking, continuing to take, or failing to take any such action.

         Section 7.10 Resignation or Removal of Agent. Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by giving notice thereof to the Banks and the Borrower and the Agent may be removed at any time with or without cause by the Required Banks. Upon any such resignation or removal, the Required Banks shall have the right to appoint a successor Agent, provided that the Borrower shall have the right to consent to any such successor Agent which is not a Bank, which consent shall not be unreasonably withheld or delayed. If no successor Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within 30 days after the retiring Agent's notice of resignation or the Required Banks' removal of the retiring Agent, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent. Any successor Agent shall be a bank or commercial finance company which has a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article VII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent hereunder.

                                  ARTICLE VIII

                      CHANGE IN CIRCUMSTANCES; COMPENSATION

         Section 8.01 Basis for Determining Interest Rate Inadequate or Unfair. If on or prior to the first day of any Interest Period:

         (a) the Agent determines that deposits in Dollars (in the applicable amounts) are not being offered in the relevant market for such Interest Period, or

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         (b)      the Required Banks advise the Agent that the London Interbank
Offered Rate as determined by the Agent will not adequately and fairly reflect the cost to such Banks of funding Euro-Dollar Loans for such Interest Period,

the Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the obligations of the Banks to make Euro-Dollar Loans shall be suspended. Unless the Borrower notifies the Agent at least 2 Domestic Business Days before the date of any Borrowing of Euro-Dollar Loans for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, such Borrowing shall instead be made as a Base Rate Borrowing.

         Section 8.02 Illegality. If, after the date hereof, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof (any such agency being referred to as an "Authority" and any such event being referred to as a "Change of Law"), or compliance by any Bank (or its Lending Office) with any request or directive issued after the date hereof (whether or not having the force of law) of any Authority shall make it unlawful or impossible for any Bank (or its Lending Office) to make, maintain or fund its Euro-Dollar Loans and such Bank shall so notify the Agent, the Agent shall forthwith give notice thereof to the other Banks and the Borrower, whereupon until such Bank notifies the Borrower and the Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Euro-Dollar Loans shall be suspended. Before giving any notice to the Agent pursuant to this Section, such Bank shall designate a different Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise materially disadvantageous to such Bank. If such Bank shall determine that it may not lawfully continue to maintain and fund any of its outstanding Euro-Dollar Loans to maturity and shall so specify in such notice, the Borrower shall immediately prepay in full the then outstanding principal amount of each Euro-Dollar Loan of such Bank, together with accrued interest thereon. Concurrently with prepaying each such Euro-Dollar Loan, the Borrower shall borrow a Base Rate Loan in an equal principal amount from such Bank (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans of the other Banks), and such Bank shall make such a Base Rate Loan.

         Section 8.03 Increased Cost and Reduced Return

         (a) If after the date hereof, a Change of Law or compliance by any Bank (or its Lending Office) with any request or directive issued after the date hereof (whether or not having the force of law) of any Authority:

                  (i) shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding, with respect to any Euro-Dollar Loan, any such requirement included in an applicable Euro-Dollar Reserve Percentage) against letters of credit (or risk participations therein) or assets of, deposits with or for the account of, or credit extended by, any Bank (or its Lending Office); or

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                  (ii)     shall impose on any Bank (or its Lending Office) or
on the London interbank market any other condition affecting its Euro-Dollar Loans, its Notes, its obligation to make Euro-Dollar Loans or its obligation to maintain the Letter of Credit or its risk participation therein;

and the result of any of the foregoing is to increase the cost to such Bank (or its Lending Office) of making or maintaining any Fixed Rate Loan or maintaining the Letter of Credit or its risk participation therein, or to reduce the amount of any sum received or receivable by such Bank (or its Lending Office) under this Agreement or under its Notes with respect thereto, by an amount deemed by such Bank to be material, then, within 15 days after demand by such Bank (with a copy to the Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction; provided, that the Borrower shall have no liability hereunder for amounts which were incurred or accrued prior to a date which is more than 180 days before the Borrower's receipt of the notice pertaining thereto given pursuant to paragraph
(c) below.

         (b) If any Bank shall have determined that after the date hereof the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof, or compliance by any Bank (or its Lending Office) with any request or directive issued after the date hereof regarding capital adequacy (whether or not having the force of law) of any Authority, has or would have the effect of reducing the rate of return on such Bank's capital as a consequence of its obligations hereunder to a level below that which such Bank could have achieved but for such adoption, change or compliance (taking into consideration such Bank's policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank, the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such reduction; provided, that the Borrower shall have no liability hereunder for amounts which were incurred or accrued prior to a date which is more than 180 days before the Borrower's receipt of the notice given pursuant to paragraph (c) below.

         (c) Each Bank will promptly notify the Borrower and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise materially disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder, containing in reasonable detail the calculations therefor, shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods generally employed in determining compensation of such type with respect to its other borrowers.

         (d) Notwithstanding the foregoing, in the event the Borrower is required to pay any Bank amounts pursuant to Section 2.11(c) or to this Section
8.03 and the designation of a different Lending Office pursuant to Section 2.11(c) or Section 8.03(c) will not avoid the need for compensation to such Bank (an "Affected Bank"), the Borrower may give notice to such Affected Bank (with copies to the Agent) that it wishes to seek one or more assignees (which

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may be one or more of the Banks) to assume the Commitment of such Affected Bank and to purchase its outstanding Loans and Notes; provided, that if there is more than one Affected Bank which has requested substantially and proportionally equal compensation hereunder, the Borrower shall elect to seek an assignee to assume the Commitments of all such Affected Banks. Each Affected Bank agrees to sell its Commitment, Loans, Notes and interest in this Agreement in accordance with Section 9.08(c) to any such assignee for an amount equal to the sum of the outstanding unpaid principal of and accrued interest on such Loans and Notes, plus all other fees and amounts (including, without limitation, any compensation claimed by such Affected Banks under Section 2.11(c) or this Section 8.03 due such Affected Bank hereunder calculated, in each case, to the date such Loans, Notes and interest are purchased. Upon such sale or prepayment, each such Affected Bank shall have no further commitment or other obligation to the Borrower hereunder or under any Note.

         (e)      Subject to Section 9.08(e), the provisions of this Section
8.03 shall be applicable with respect to any Transferee, and any calculations required by such provisions shall be made based upon the circumstances of such Transferee.

         Section 8.04 Base Rate Loans or Other Fixed Rate Loans Substituted for Affected Fixed Rate Loans. If (i) the obligation of any Bank to make or maintain any type of Fixed Rate Loans has been suspended pursuant to Section 8.02 or (ii) any Bank has demanded compensation under Section 8.03, and the Borrower shall, by at least 5 Euro-Dollar Business Days' prior notice to such Bank through the Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer apply:

         (a) all Loans which would otherwise be made by such Bank as Set Rate Loans or Euro-Dollar Loans, as the case may be, shall, subject to the terms and conditions relating thereto, be made instead either (A) as Base Rate Loans, or (B) if such demand for compensation relates to Set Rate Loans, but not Euro-Dollar Loans, as Euro-Dollar Loans, as the Borrower may elect in the notice to such Bank through the Agent referred to hereinabove (in all cases interest and principal on such Loans shall be payable contemporaneously with the related Fixed Rate Loans of the other Banks), and

         (b) after each of its Set Rate Loans or Euro-Dollar Loans, as the case may be, has been repaid, all payments of principal which would otherwise be applied to repay such Fixed Rate Loans shall be applied to repay its Base Rate Loans instead.

         Section 8.05 Compensation. Upon the request of any Bank, delivered to the Borrower and the Agent, the Borrower shall pay to such Bank such amount or amounts as shall compensate such Bank for any loss, cost or expense incurred by such Bank, as determined by it in good faith, using reasonable allocation and attribution methods, as a result of:

         (a) any payment or prepayment (pursuant to Section 2.09, 2.10, 6.01, 8.02 or otherwise) of a Fixed Rate Loan on a date other than the last day of an Interest Period for such Fixed Rate Loan; or

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         (b)      any failure by the Borrower to borrow a Fixed Rate Loan on the date for the Fixed Rate Borrowing of which such Fixed Rate Loan is a part specified in the applicable Notice of Borrowing delivered pursuant to Section
2.02 or failure to borrow a Set Rate Borrowing pursuant to Section 2.01.

                                   ARTICLE IX

                                  MISCELLANEOUS

         Section 9.01 Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telecopier or similar writing) and shall be given to such party at its address or telecopier number set forth on the signature pages hereof or such other address or telecopier number as such party may hereafter specify for the purpose by notice to each other party. Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in this Section and the appropriate confirmation is received, (ii) if given by mail, 3 Domestic Business Days after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Agent under
Article II or Article VIII shall not be effective until received.

         Section 9.02 No Waivers. No failure or delay by the Agent or any Bank in exercising any right, power or privilege hereunder or under any Note or other Facility Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         Section 9.03 Expenses; Documentary Taxes. The Borrower shall pay (i) all out-of-pocket expenses of the Agent, including reasonable fees and disbursements actually incurred of special counsel for the Agent, in connection with the preparation of this Agreement and the other Facility Documents, any waiver or consent hereunder or thereunder or any amendment hereof or thereof or any Default or alleged Default hereunder or thereunder and (ii) if a Default occurs, all reasonable out-of-pocket expenses actually incurred by the Agent and the Banks, including reasonable fees and disbursements actually incurred of counsel, in connection with such Default and collection and other enforcement proceedings resulting therefrom, including reasonable out-of-pocket expenses actually incurred in enforcing this Agreement and the other Facility Documents. The Borrower shall indemnify the Agent and each Bank against any transfer taxes, documentary taxes, assessments or charges made by any Authority by reason of the execution and delivery of this Agreement or the other Facility Documents.

         Section 9.04 Indemnification. The Borrower shall indemnify the Agent and the Banks and each affiliate thereof and their respective directors, officers, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, claims or damages to which any of them may become subject, insofar as such losses, liabilities, claims or damages arise out of or result from any actual or proposed use by the Borrower of the proceeds of any extension of credit by any Bank hereunder or breach by the Borrower of this Agreement or any

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

other Facility Document or from any investigation, litigation or other proceeding (including, without limitation, any threatened investigation or proceeding) relating to the foregoing, and the Borrower shall reimburse the Agent and each Bank, and each affiliate thereof and their respective directors, officers, employees and agents, upon demand for any reasonable expenses (including, without limitation, reasonable legal fees) actually incurred in connection with any such investigation or proceeding; but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified.

         Section 9.05 Setoff; Sharing of Setoffs.

         (a) The Borrower agrees that the Agent and each Bank, and Wachovia as to the Swing Loan Note, shall have a lien for all indebtedness and obligations owing to them from the Borrower upon, except to the extent any such property is Receivables Program Assets, all deposits or deposit accounts, of any kind, or any interest in any deposits or deposit accounts thereof, now or hereafter pledged, mortgaged, transferred or assigned to the Agent or any such Bank or otherwise in the possession or control of the Agent or any such Bank for any purpose for the account or benefit of the Borrower and including any balance of any deposit account or of any credit of the Borrower with the Agent or any such Bank, whether now existing or hereafter established hereby authorizing the Agent and each Bank at any time or times with or without prior notice to apply such balances or any part thereof to such of the indebtedness and obligations owing by the Borrower to the Banks and/or the Agent then past due and in such amounts as they may elect, and whether or not the collateral, if any, or the responsibility of other Persons primarily, secondarily or otherwise liable may be deemed adequate. For the purposes of this paragraph, all remittances and property shall be deemed to be in the possession of the Agent or any such Bank as soon as the same may be put in transit to it by mail or carrier or by other bailee.

         (b) Each Bank agrees that if it shall, by exercising any right of setoff or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest owing with respect to the Revolver Loan Note held by it which is greater than the proportion received by any other Bank in respect of the aggregate amount of all principal and interest owing with respect to the Revolver Loan Note held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Revolver Loan Notes held by the other Banks owing to such other Banks, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Revolver Loan Notes held by the Banks owing to such other Banks shall be shared by the Banks pro rata; provided that
(i) nothing in this Section shall impair the right of any Bank to exercise any right of setoff or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than its indebtedness under the Revolver Loan Notes, and (ii) if all or any portion of such payment received by the purchasing Bank is thereafter recovered from such purchasing Bank, such purchase from each other Bank shall be rescinded and such other Bank shall repay to the purchasing Bank the purchase price of such participation to the extent of such recovery together with an amount equal to such other Bank's ratable share (according to the proportion of (x) the amount of such other Bank's required repayment to (y) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in

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respect of the total amount so recovered. The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Note, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of setoff or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrower in the amount of such participation.

         Section 9.06 Amendments and Waivers.

         (a) Any provision of this Agreement, the Notes or any other Facility Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Banks (and, if the rights or duties of the Agent are affected thereby, by the Agent); provided that, no such amendment or waiver shall, unless signed by all Banks,
(i) change the Commitment of any Bank or subject any Bank to any additional obligation, (ii) change the principal of or rate of interest on any Loan or any fees hereunder, (iii) change the Termination Date or the date fixed for any payment of principal of or interest on any Loan or any fees hereunder, (iv) change the amount of principal, interest or fees due on any date fixed for the payment thereof, (v) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the percentage of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement, (vi) change the manner of application of any payments made under this Agreement or the Notes, (vii) release or substitute all or any substantial part of the Collateral, except (A) for the release of the Receivables Program Assets pursuant to Section 9.18 and
(B) that no consent shall be required for the sale or other disposition of assets permitted under Section 5.14 and Agent shall release any Collateral so sold or disposed without consent of any Banks, provided that any payment required to be made to the Agent by Section 2.08(b)(i) has been made, (viii) release any Guarantee given to support payment of the Loans, or (ix) amend this
Section 9.06(a).

         (b) The Borrower will not solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of this Agreement unless each Bank shall be informed thereof by the Borrower and shall be afforded an opportunity of considering the same and shall be supplied by the Borrower with sufficient information to enable it to make an informed decision with respect thereto. Executed or true and correct copies of any waiver or consent effected pursuant to the provisions of this Agreement shall be delivered to each Bank forthwith following the date on which the same shall have been executed and delivered by the requisite percentage of Banks. The Borrower will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any Bank (in its capacity as such) as consideration for or as an inducement to the entering into by such Bank of any waiver or amendment of any of the terms and provisions of this Agreement unless such remuneration is concurrently paid, on the same terms, ratably to all such Banks.

         Section 9.07 No Margin Stock Collateral. Each of the Banks represents to the Agent and each of the other Banks that it in good faith is not, directly or indirectly (by negative pledge or otherwise), relying upon any Margin Stock as collateral in the extension or maintenance of the credit provided for in this Agreement.

         Section 9.08 Successors and Assigns.

         (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Bank (and any attempted assignment or transfer by the Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Related Parties of each of the Agent and the Banks) any legal or equitable right, remedy or claim under or by reason of this Agreement.

         (b) Any Bank may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that
(i) except in the case of an assignment of the entire remaining amount of the assigning Bank's Commitment and the Loans at the time owing to it or in the case of an assignment to a Bank or an Affiliate of a Bank or an Approved Fund with respect to a Bank, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) of the assigning Bank subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Agent) shall not be less than $5,000,000, in the case of any assignment of a Revolving Loan, unless each of the Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consent (each such consent not to be unreasonably withheld or delayed), (ii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Bank's rights and obligations under this Agreement with respect to the Loan or the Commitment assigned, except that this clause (ii) shall not prohibit any Bank from assigning all or a portion of its rights and obligations pertaining to Revolver Loans on a non-pro rata basis, (iii) the parties to each assignment shall execute and deliver to the Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500, and the Eligible Assignee, if it shall not be a Bank, shall deliver to the Agent an administrative questionnaire in a form supplied by the Agent, and (iv) each such Eligible Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank and agrees to be bound by all of the terms and provisions of the Credit Agreement (including, without limitation, the provision of Section 9.18) and the Receivables Intercreditor Agreement (including, without limitation, the obligations and agreements contained in Sections 2.19, 2.20, and 3.3 thereof). Subject to acceptance and recording thereof by the Agent pursuant to paragraph
(c) of this Section, from and after the effective date specified in each Assignment and Acceptance, the Eligible Assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Bank under this Agreement, and the assigning Bank thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Bank's rights and obligations under this Agreement and the other Facility Documents, such Bank shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 8.03, 9.03 and 9.04). Any assignment or transfer by a Bank of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Bank of a participation in such rights and obligations in accordance with paragraph
(d) of this Section.

         (c) The Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at one of its offices in Georgia or North Carolina a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Banks, and the Commitments of, and principal amount of the Loans owing to, each Bank pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrower, the Agent and the Banks may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Bank hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Bank, at any reasonable time and from time to time upon reasonable prior notice.

         (d) Any Bank may, without the consent of, or notice to, the Borrower or the Agent, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Bank's rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Bank's obligations under this Agreement shall remain unchanged, (ii) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Agent and the other Banks shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Bank sells such a participation shall provide that such Bank shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Bank will not, without the consent of the Participant, agree to any amendment, modification or waiver which would (i) change any date fixed for any scheduled payment of principal of or interest on the related loan or loans, (ii) change the amount of any principal, interest or fees due on any date fixed for the payment thereof with respect to the related loan or loans, (iii) change the principal of the related loan or loans, (iv) decrease the rate at which either interest is payable thereon or (if the Participant is entitled to any part thereof) fee payable hereunder from the rate at which the Participant is entitled to receive interest or fee (as the case may be) in respect of such participation, (v) release or substitute all or any substantial part of the Collateral, except the release of the Receivables Program Assets pursuant to Section 9.18, or (vi) release the Parent Documents that affects such Participant. Subject to paragraph (e) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.11(c) and Article VIII to the same extent as if it were a Bank and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.05(a) as though it were a Bank, provided such Participant agrees to be subject to Section 9.05(b) as though it were a Bank.

         (e) A Participant shall not be entitled to receive any greater payment under Section 2.11(c) or Article VIII than the applicable Bank would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that is not organized under the laws of the United States of America or a state, territory or possession thereof shall not be entitled to the benefits of Section 2.11(c) unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with the provisions of the fourth paragraph of Section 2.11(c) as though it were a Bank.

         (f) Any Bank may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Bank, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment of a security interest shall release a Bank from any of its obligations hereunder or substitute any such pledgee or assignee for such Bank as a party hereto.

         For purposes of this Section 9.08, the following terms have the following meanings.

         "Eligible Assignee" means (a) a Bank; (b) an Affiliate of a Bank; (c) an Approved Fund; and (d) any other Person (other than a natural Person) approved by the Agent and, unless (x) such Person is taking delivery of an assignment in connection with physical settlement of a credit derivatives transaction or (y) an Event of Default has occurred and is continuing, the Borrower (each such approval not to be unreasonably withheld or delayed). If the consent of the Borrower to an assignment or to an Eligible Assignee is required hereunder (including a consent to an assignment which does not meet the minimum assignment thresholds specified in paragraph (b)(i) of this Section), the Borrower shall be deemed to have given its consent five Business Days after the date notice thereof has been delivered to the Borrower by the assigning Bank (through the Agent) unless such consent is expressly refused by the Borrower prior to such fifth Business Day.

         "Fund" means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

         "Approved Fund" means any Fund that is administered or managed by (a) a Bank, (b) an Affiliate of a Bank or (c) an entity or an Affiliate of an entity that administers or manages a Bank.

         Section 9.09 Confidentiality. Each Bank agrees to exercise reasonable efforts to keep any information delivered or made available by the Borrower to it confidential from anyone other than persons employed or retained by such Bank who are or are expected to become engaged in evaluating, approving, structuring or administering the Loans; provided, however that nothing herein shall prevent any Bank from disclosing such information (i) to any other Bank, (ii) upon the order of any court or administrative agency, (iii) upon the request or demand of any regulatory agency or authority having jurisdiction over such Bank, (iv) which has been publicly disclosed by or on behalf of the Borrower, (v) to the extent reasonably required in connection with any litigation to which the Agent, any Bank or their respective Affiliates may be a party, (vi) to the extent reasonably required in connection with the exercise of any remedy hereunder,
(vii) to such Bank's legal counsel and independent auditors and (viii) to any actual or proposed Participant, Assignee or other Transferee of all or part of its rights hereunder which has agreed in writing to be bound by the provisions of this Section 9.09; provided, that, should disclosure of any such confidential information be required by virtue of either clause (ii) or (iii) of the immediately preceding sentence, any relevant Bank shall promptly notify the Borrower of same so as to allow the Borrower to seek a protective order or to take any other appropriate action; provided, further, that, no Bank shall be required to delay compliance with any directive to disclose any such information so as to allow the Borrower to effect any such action.

         Section 9.10 Representation by Banks. Each Bank hereby represents that it is a commercial lender or financial institution which makes Loans in the ordinary course of its business or a Related Fund and that it will make its Loans hereunder for its own account in the ordinary course of such business; provided, however that, subject to Section 9.08, the disposition of the Note or Notes held by that Bank shall at all times be within its exclusive control.

         Section 9.11 Obligations Several. The obligations of each Bank hereunder are several, and no Bank shall be responsible for the obligations or commitment of any other Bank hereunder. Nothing contained in this Agreement and no action taken by the Banks pursuant hereto shall be deemed to constitute the Banks to be a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Bank shall be a separate and independent debt, and each Bank shall be entitled to protect and enforce its rights arising out of this Agreement or any other Facility Document and it shall not be necessary for any other Bank to be joined as an additional party in any proceeding for such purpose.

         Section 9.12 Georgia Law. This Agreement and each Note shall be construed in accordance with and governed by the law of the State of Georgia.

         Section 9.13 Severability. In case any one or more of the provisions contained in this Agreement, the Notes or any of the other Facility Documents should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby and shall be enforced to the greatest extent permitted by law.

         Section 9.14 Interest. In no event shall the amount of interest due or payable hereunder or under the Notes exceed the maximum rate of interest allowed by applicable law, and in the event any such payment is inadvertently made to any Bank by the Borrower or inadvertently received by any Bank, then such excess sum shall be credited as a payment of principal, unless the Borrower shall notify such Bank in writing that it elects to have such excess sum returned forthwith. It is the express intent hereof that the Borrower not pay and the Banks not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may legally be paid by the Borrower under applicable law.

         Section 9.15 Interpretation. No provision of this Agreement or any of the other Facility Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

         Section 9.16 Waiver of Jury Trial; Consent to Jurisdiction. THE BORROWER (A) AND EACH OF THE BANKS AND THE AGENT IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF THIS AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, (B) SUBMITS TO THE NONEXCLUSIVE PERSONAL JURISDICTION IN THE STATE OF GEORGIA, THE COURTS THEREOF AND THE UNITED STATES DISTRICT COURTS SITTING THEREIN, FOR THE ENFORCEMENT OF THIS AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS, (C) WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAW OF ANY JURISDICTION TO OBJECT ON ANY BASIS (INCLUDING, WITHOUT LIMITATION, INCONVENIENCE OF FORUM) TO JURISDICTION OR VENUE WITHIN THE STATE OF GEORGIA FOR THE PURPOSE OF LITIGATION TO ENFORCE THIS AGREEMENT, THE NOTES OR THE OTHER LOAN DOCUMENTS, AND (D) AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN THE MANNER PRESCRIBED IN SECTION 9.01 FOR THE GIVING OF NOTICE TO THE BORROWER. NOTHING HEREIN CONTAINED, HOWEVER, SHALL PREVENT THE AGENT FROM BRINGING ANY ACTION OR EXERCISING ANY RIGHTS AGAINST ANY SECURITY AND AGAINST THE BORROWER PERSONALLY, AND AGAINST ANY ASSETS OF THE BORROWER, WITHIN ANY OTHER STATE OR JURISDICTION.

         Section 9.17 Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         Section 9.18 Release of Receivables Program Assets. Contemporaneously with the closing of the Receivables Securitization Program described in Exhibit M, upon the written request of the Borrower, the Agent shall execute and deliver the Receivables Intercreditor Agreement (which releases the security interest in Receivables Program Assets) and such other instruments as the Borrower or the Administrative Agent or Receivables Collateral Agent under the Receivables Program Documents reasonably request, releasing and terminating the security interest in the Receivables Program Assets of the Agent pursuant to the Security Agreement and the UCC-1 financing statements related thereto, and the Borrower shall execute and deliver the Borrower Pledge Agreement; and deliver in pledge to the Agent, for the ratable benefit of the Banks, all of the Receivables Subsidiary Pledged Stock and any Purchase Money Note, to secure payment of the Obligations. Each of the Banks hereby (a) authorizes the Agent to execute, deliver and perform the Receivables Intercreditor Agreement and (b) agrees to be bound by the terms and provisions thereof, including, without limitation, the provisions of Sections 2.19, 2.20 and 3.3 thereof. The Borrower agrees that, so long as any Obligations or Commitments remain outstanding, it will not exercise its right to continue to make sales of Receivables under (i) the Purchase Agreement (as defined in the Receivables Intercreditor Agreement) at a time when sales otherwise would automatically terminate under Section 9.01 thereof, or (ii) under any comparable agreement under any other Receivables Securitization Program under comparable circumstances.

                       [SIGNATURES COMMENCE ON NEXT PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, under seal, by their respective authorized officers as of the day and year first above written.

                                       AVONDALE MILLS, INC.              (SEAL)

                                       By: _____________________________________
                                           Title:
                                       Avondale Mills, Inc.
                                       506 South Broad Street
                                       Monroe, Georgia 30655
                                       Attention:  Vice Chairman and Chief
                                                   Financial Officer
                                       Telecopier number: 770-267-2543
                                       Confirmation number: 770-267-2226

COMMITMENTS                            WACHOVIA BANK, NATIONAL ASSOCIATION
                                       (successor by merger to Wachovia Bank of
$25,000,000                            Georgia, N.A., Wachovia Bank, N.A., First
                                       Union National Bank, and First Union
                                       National Bank of Georgia), as Agent and
                                       as a Bank                          (SEAL)

                                       By: _____________________________________
                                           Title:

                                       Lending Office
                                       Wachovia Bank, National Association
                                       301 South College Street
                                       Charlotte, North Carolina 28288
                                       Attention: David C. Hauglid
                                       Telecopier number: 704-374-6319
                                       Confirmation number: 704-383-3544

$25,000,000                            THE CIT GROUP/COMMERCIAL SERVICES, INC.
                                                                          (SEAL)

                                       By: _____________________________________
                                           Title:

                                       Lending Office
                                       The CIT Group/Commercial Services, Inc.
                                       Two Wachovia Center, 25th Floor
                                       301 South Tryon Street
                                       Charlotte, North Carolina 28202
                                       Attention: Regional Credit Manager
                                       Telecopier number: 704-339-2910
                                       Confirmation number: 704-339-2902

$12,000,000                            REGIONS BANK                       (SEAL)

                                       By: _____________________________________
                                           Title:

                                       Lending Office
                                       Regions Bank
                                       417 N. 20th Street
                                       Birmingham, Alabama  35203
                                       Attention: Mark Howze
                                       Telecopier number: 205-326-7739
                                       Confirmation number: 205-326-7193

TOTAL COMMITMENTS:

$62,000,000

                     CONSENT AND REAFFIRMATION OF GUARANTORS

         The undersigned (i) acknowledges receipt of the foregoing Third Amended and Restated Credit Agreement (the "Amended Credit Agreement"), (ii) consents to the execution and delivery of the Amended Credit Agreement by the parties thereto and (iii) reaffirms all of its obligations and covenants under (as applicable) the Amended and Restated Parent Guaranty dated as of April 29, 1996, executed by Avondale Incorporated, and the AMGF Guaranty (as defined in the Amended Credit Agreement, executed by Avondale Mills Graniteville Fabrics, Inc., and agrees that, except for the amendments to the AMGF Guaranty pursuant to the Global Amendment Agreement (as defined in the Amended Credit Agreement) none of such obligations and covenants shall be affected by the execution and delivery of the Amended Credit Agreement.

AVONDALE INCORPORATED                  AVONDALE MILLS GRANITEVILLE FABRICS, INC.

By: ______________________________     By: _____________________________________
    Title:                                 Title:

                                                                     EXHIBIT A-1

                 SECOND AMENDED AND RESTATED REVOLVER LOAN NOTE

                                Atlanta, Georgia
                                 March 28, 2003

         For value received, AVONDALE MILLS, INC., an Alabama corporation (the "Borrower"), promises to pay to the order of___________________________________, a ____________________ (the "Bank"), for the account of its Lending Office, the principal sum of ___________________________________ and No/100 Dollars
($________), or such lesser amount as shall equal the unpaid principal amount of each Revolver Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Note on the dates and at the rate or rates provided for in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank, National Association, 301 South College Street, Charlotte, North Carolina 28288, or such other address as may be specified from time to time pursuant to the Credit Agreement.

         All Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

         This Second Amended and Restated Revolver Loan Note is one of the Revolver Loan Notes referred to in the Third Amended and Restated Credit Agreement dated March 28, 2003, among the Borrower, the Banks listed on the signature pages thereof, and Wachovia Bank, National Association, as Agent (as so amended, and as the same may hereafter be amended and modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof.

         IN WITNESS WHEREOF, the Borrower has caused this Second Amended and Restated Revolver Loan Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                                       AVONDALE MILLS, INC.               (SEAL)

                                       By: ____________________________________
                                           Title:

                         LOANS AND PAYMENTS OF PRINCIPAL

       Base Rate or   Amount   Amount of
       Euro-Dollar      of     Principal   Maturity   Notation
Date      Loan         Loan     Repaid       Date     Made By

--------------------------------------------------------------

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

                                                                     EXHIBIT A-2

                   SECOND AMENDED AND RESTATED SWING LOAN NOTE

                                Atlanta, Georgia
                                 March 28, 2003

         For value received, AVONDALE MILLS, INC., an Alabama corporation (the "Borrower"), promises to pay to the order of WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association (the "Bank"), for the account of its Lending Office, the principal sum of Ten Million and No/100 Dollars ($10,000,000), or such lesser amount as shall equal the unpaid principal amount of each Swing Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Swing Loan Note at the rate provided for Base Rate Loans or as otherwise provided in the Credit Agreement, in all cases on the dates provided for in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank, National Association, 301 South College Street, Charlotte, North Carolina 28288, or such other address as may be specified from time to time pursuant to the Credit Agreement.

         All Swing Loans made by the Bank, the respective maturities thereof, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

         This Second Amended and Restated Swing Loan Note is the Swing Loan Note referred to in the Third Amended and Restated Credit Agreement dated March 28, 2003, among the Borrower, the Banks listed on the signature pages thereof, and Wachovia Bank, National Association, as Agent (as so amended, and as the same may hereafter be amended and modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof.

         IN WITNESS WHEREOF, the Borrower has caused this Second Amended and Restated Swing Loan Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                                       AVONDALE MILLS, INC.               (SEAL)

                                       By: _____________________________________
                                           Title:

                         LOANS AND PAYMENTS OF PRINCIPAL

       Amount of   Base Rate or    Principal              Notation
Date     Loan      Set Rate Loan    Repaid     Maturity   Made By

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

                                                                     EXHIBIT B-1

                                   OPINION OF
                            COUNSEL FOR THE BORROWER

              [TO BE UPDATED, ADDRESSED TO WACHOVIA BANK, NATIONAL
                ASSOCIATION, AND REVISED TO DELETE REFERENCES TO
                 DOCUMENTATION AGENT AND ADDRESS ONLY THE THIRD
               AMENDED AND RESTATED CREDIT AGREEMENT, REPLACEMENT
               NOTES, CURRENT PERFECTION OF PERSONAL PROPERTY, AND
                     OTHER MATTERS REQUIRED BY SECTION 3.02]

                                 April 29, 1996

To the Banks and the Agent
Referred to Below
c/o Wachovia Bank of Georgia, N.A.,
as Agent
191 Peachtree Street, N.E.
Atlanta, Georgia 30303-1757

                  Re: Amended and Restated Credit Agreement dated as of April 29, 1996, Among Avondale Mills, Inc., the Banks listed on the signature pages thereof, Wachovia Bank of Georgia, N.A., as Agent for such Banks and The First National Bank of Chicago, as Documentation Agent (the "Credit Agreement")

         We have acted as Georgia counsel for Avondale Mills, Inc., an Alabama corporation (the "Borrower"), in connection with the above-referenced Credit Agreement. Capitalized terms used in this opinion letter and not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement. We have also acted as Georgia counsel for the Parent, Avondale Incorporated, a Georgia corporation, in connection with the Parent Guaranty and Pledge Agreement.

         In connection with the opinions expressed in this letter, we have examined each of the following documents dated as of April 29, 1996, as executed by the Borrower and the Parent, as the case may be (collectively, the "Transaction Documents"):

                  (1)      the Credit Agreement;

                  (2)      the Notes;

                  (3)      the Security Agreement;

                  (4)      the Mortgage;

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                  (5)      the Borrower Pledge Agreement;

                  (6)      the Parent Guaranty; and

                  (7)      the Pledge Agreement.

The Transaction Documents described in items (1) through (5) above are herein sometimes collectively referred to as the "Borrower Transaction Documents"; the Transaction Documents described in items (6) and (7) above are herein sometimes collectively referred to as the "Parent Transaction Documents."

         We have also reviewed such other documents and given consideration to such matters of law and fact as we have deemed appropriate, in our professional judgment, to render the opinions expressed in this letter. The documents so reviewed have included the originals or copies, certified or otherwise identified to our satisfaction, of certain corporate records and documents of the Borrower and the Parent, the certificates delivered on behalf of the Borrower and the Parent to you on this date pursuant to the requirements of the Transaction Documents, and the certificate delivered on behalf of the Borrower and the Parent to us on this date (the "Officer's Certificate"), and we have relied on the accuracy and completeness of all factual matters set forth in such corporate records, documents, and certificates, as well as the representations and warranties as to factual matters set forth in the Transaction Documents. In rendering the opinions set forth in paragraphs 1 and 2 below with respect to the current status of the Borrower and the Parent in the specified jurisdictions, we have relied solely on the certificates issued with respect to the Borrower or the Parent, as the case may be, by the Secretary of State of the respective jurisdictions, copies of which have been delivered to you, and we have assumed that all such certificates were properly given and remain accurate as of the date of this letter.

         For purposes of the opinions expressed herein, we have assumed (i) the genuineness of all signatures (other than signatures on behalf of the Borrower and the Parent) on all documents submitted to us as originals, (ii) the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as copies, (iii) the absence of duress, fraud, or mutual mistake of material facts on the part of the parties to the Transaction Documents, (iv) that the Borrower has rights in or title to the Collateral described in the Security Agreement and the Mortgage [and the Borrower Pledge Agreement and is the sole legal and beneficial owner of the Receivables Subsidiary Pledged Stock], and (v) that the Parent is the sole legal and beneficial owner of the Pledged Stock.

         We have further assumed that (i) the Agent and the Banks have all requisite power and authority to enter into and perform their respective obligations under the Transaction Documents, (ii) the Credit Agreement, the Security Agreement and the Pledge Agreement have been duly authorized, executed and delivered by the Banks and the Agent, respectively, and constitute their legal, valid and binding obligations, and (iii) to the extent applicable law requires that the Banks or the Agent act in accordance with applicable duties of good faith or fair dealing, in a commercially reasonable manner, or otherwise in compliance with applicable legal requirements in exercising their respective rights and remedies under the Transaction Documents, the Banks and the Agent will fully comply with such legal requirements, notwithstanding any provisions of the Transaction Documents that purport to grant the Banks or the Agent the right to act or fail to act in a manner contrary to such legal requirements, or based on its sole judgment or in its sole discretion or provisions of similar import. We have also assumed that under no circumstances, whether by reason of prepayment, acceleration or otherwise, will the rate of interest payable by the Borrower or the Parent, including without limitation, expenses of the Banks or the Agent chargeable to the Borrower or the Parent, and other fees and charges for the use of money, whether or not denominated as interest, exceed five percent (5%) per month.

         We have further assumed, with your permission, the accuracy of each of the matters set forth below, and we have made no independent inquiry or investigation with respect thereto:

         (1) That the Borrower is a corporation duly incorporated and validly existing under the laws of the State of Alabama;

         (2) That the Borrower has the corporate power and authority to carry on its business as now conducted and to execute, deliver and perform its obligations under the Borrower Transaction Documents;

         (3) That the Borrower has taken all necessary corporate and shareholder action to authorize the execution and delivery of, and performance of its obligations under, the Borrower Transaction Documents; and

         (4) That the execution, delivery and performance by the Borrower of the Borrower Transaction Documents (i) require no approval, authorization, consent, adjudication or order of any governmental authority of the State of Alabama which has not been obtained, (ii) do not violate any provision of applicable law or regulation of the State of Alabama, or of any judgment, injunction, order, or decree issued by any judicial or administrative authority of the State of Alabama which is binding on the Borrower, and (iii) do not contravene or constitute a default under the articles of incorporation or by-laws of the Borrower.

With respect to the matters described in paragraphs (1) through (4) above, we understand that you have received the opinion of Bradley, Arant, Rose & White dated April 29, 1996 (the "Bradley, Arant Opinion"). We know of no reason why you and we would not be entitled to rely on the Bradley, Arant Opinion in connection with the transactions contemplated by the Borrower Transaction Documents.

         Whenever any opinion or confirmation of fact set forth in this letter is qualified by the words "to our knowledge", "known to us" or other words of similar meaning, such words mean the current actual knowledge of lawyers in the Primary Lawyer Group (defined below) of factual matters such lawyers recognize as being relevant to the opinion or confirmation so qualified. "Primary Lawyer Group" means the lawyer who signs this opinion letter on behalf of this firm and, solely as to information relevant to an opinion or confirmation issue addressed herein, each lawyer in this firm who is primarily responsible for providing the response concerning the particular issue. Except as may be expressly described herein, we have not undertaken any investigation to determine the existence or absence of facts and no inference as to our knowledge of the existence or absence of facts should be drawn from our serving as counsel for the Borrower or the Parent on other matters.

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

         The opinions expressed herein are limited to the laws of the State of Georgia and applicable United States federal law, and we express no opinion as to the laws of any other jurisdiction or the effect any such laws may have on the matters set forth herein.

         Based on the foregoing, it is our opinion that:

1. The Borrower is a corporation in corporate good standing under the laws of the State of Alabama, and is in corporate good standing as a foreign corporation qualified to do business in the States of Georgia, South Carolina, and North Carolina.

2. The Parent is a corporation duly incorporated, validly existing and in corporate good standing under the laws of Georgia, and has all corporate power required to carry on its business as now conducted.

3. The execution, delivery and performance by the Borrower of the Borrower Transaction Documents (i) require no approval, authorization, consent, adjudication or order of any governmental authority of the State of Georgia or of the United States of America which has not been obtained, (ii) do not violate any law or regulation of the State of Georgia or the United States of America binding on the Borrower that would (A) either prohibit performance by the Borrower under the Borrower Transaction Documents or subject the Borrower to a fine, penalty, or other similar sanction, and (B) which a lawyer, using customary professional diligence, would reasonably recognize as applicable to the Borrower and the transactions contemplated by the Borrower Transaction Documents, (iii) insofar as is known to us, do not violate any order, writ, judgment, injunction, decree or award binding on the Borrower or its properties,
(iv) will not breach or cause a default under any of the "material agreements" identified as such in the Officer's Certificate, and (v) insofar as is known to us, except as provided in the Borrower Transaction Documents, will not result in the creation or imposition of any Lien on any assets of the Borrower or any of its Subsidiaries.

4. The execution, delivery and performance by the Parent of the Parent Transaction Documents (i) are within the Parent's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) require no approval, authorization, consent, adjudication or order of any governmental authority of the State of Georgia or of the United States of America, which has not been obtained, (iv) do not contravene any provision of the articles of incorporation or by-laws of the Parent, (v) do not violate any law or regulation of the State of Georgia or of the United States of America binding on the Parent which (A) either prohibit performance by the Parent under the Parent Guaranty or subject the Parent to a fine, penalty or other similar sanction, and (B) which a lawyer, using customary professional diligence, would reasonably recognize as applicable to the Parent in the transactions contemplated by the Parent Guaranty, (vi) insofar as is known to us, do not violate any order, writ, judgment, injunction, decree or award binding on the Parent or its properties,
(vii) will not breach or constitute a default under any of the "material agreements" identified as such in the Officer's Certificate, and (viii) insofar as is known to us, do not result in the creation or imposition of any Lien on any assets of the Parent or any of its Subsidiaries.

5. Each of the Transaction Documents has been duly executed and delivered (in the case of the Mortgage, subject to the provisions of Section 5.25 of the Credit Agreement) on behalf of the Borrower or the Parent, as the case may be.

6. Each of the Transaction Documents other than the Mortgage constitutes, and if on the date hereof the Mortgage had been duly and properly completed, delivered, recorded (including payment of any applicable filing fees and intangibles recording taxes), and indexed in the real estate records of the Offices of the Clerks of the Superior Courts of Walton and Tift Counties, Georgia (the "Georgia Filing Offices"), the Mortgage would constitute, the valid and binding obligation of the Borrower or the Parent, as the case may be, enforceable against it in accordance with its terms, except:

                  (a) As enforceability thereof may be limited by the effect of (i) bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights and remedies of creditors (including, without limitation, matters of contract rejection, fraudulent conveyances and obligations, turn-over, preference, equitable subordination, automatic stay, and substantive consolidation under federal bankruptcy laws, as well as state laws regarding fraudulent transfers, obligations, and conveyances, and state receivership laws), and (ii) general principles of equity, whether applied by a court of law or equity (including, without limitation, principles governing the availability of specific performance, injunctive relief or other traditional equitable remedies, principles affording traditional equitable defenses such as waiver, laches and estoppel, and legal standards requiring reasonableness or materiality of breach for exercise of remedies or providing for defenses based on impracticability or impossibility of performance or on obstruction or failure to perform or otherwise act in accordance with an agreement by a party thereto other than the Borrower or the Parent);

                  (b) That no opinion is expressed with respect to the validity, binding effect, or enforceability of:

                           (i)      those provisions of the Transaction
                  Documents requiring indemnification for, or providing exculpation, release, or exemption from liability for, any action or inaction by any other person or entity, to the extent such action or inaction involves negligence or willful misconduct on the part of any such person or entity or to the extent otherwise contrary to public policy;

                           (ii)     those provisions of the Transaction
                  Documents providing for payment of interest on unpaid interest, or imposing increased interest rates or late payment charges upon delinquency in payment or other default or providing for liquidated damages or for premiums on prepayment, acceleration, or termination, to the extent any such provisions may be deemed to be penalties or forfeitures;

                           (iii)    those provisions of the Transaction
                  Documents that have the effect of waiving the right of jury trial, statutes of limitation, marshalling of assets or similar requirements, or consenting or waiving objections to the jurisdiction of certain courts or the venue or forum for judicial actions;

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

                           (iv)     those provisions of the Transaction
                  Documents providing that waivers or consents by a party may not be given effect unless in writing or in compliance with particular requirements, or that a party's course of dealing, course of performance, or the like or failure or delay in taking action may not constitute a waiver of related rights or provisions, or that one or more waivers may not under certain circumstances constitute a waiver of other matters of the same kind;

                           (v)      those provisions of the Transaction
                  Documents providing that a party has the right to pursue multiple remedies without regard to other remedies elected or that all remedies are cumulative;

                           (vi)     those provisions of the Transaction
                  Documents purporting to require payment by the Parent or the Borrower of any Bank's or Agent's attorneys' fees without compliance with the applicable requirements of O .C .G.A.
                  Section 13-1-11;

                           (vii)    those provisions of the Transaction
                  Documents providing that modifications to such documents may only be made in writing or that the provisions of such documents are severable;

                           (viii)   those provisions of the Transaction
                  Documents purporting to permit the exercise, under certain circumstances, of rights or remedies without notice or without providing opportunity to cure failures to perform;

                           (ix)     those provisions of the Transaction
                  Documents purporting to grant rights of setoff otherwise than in accordance with applicable law;

                           (x)      those provisions of the Transaction
                  Documents purporting to require a waiver of defenses, setoffs, or counterclaims against the Banks or the Agent;

                           (xi) those provisions of the Security Agreement, the Pledge Agreement, or the Mortgage with respect to the Agent's or any Bank's right to collect a deficiency except upon compliance with applicable law;

                           (xii)    Section 9.14 of the Credit Agreement;
                  Section 8.3 of the Security Agreement; the penultimate sentence of Section 12(a) and Sections 22 and 23 of the Pledge Agreement; and Sections 3.12 and 4.3 through 4.5 of the Mortgage;

                           (xiii)   those provisions of the Transaction
                  Documents purporting to require the Borrower or the Parent to waive various rights, claims, and defenses, or to provide certain remedies in favor of the Agent or the Banks, to the extent any such waivers or remedial provisions may not be valid, binding or enforceable under applicable law; provided, however, in our opinion, the inclusion of such waivers and remedial provisions does not render any Transaction Document invalid as a whole, and each Transaction Document otherwise contains remedies adequate for the practical. realization of the benefits intended to be provided

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

                  thereby assuming compliance by the Agent and the Banks with applicable legal requirements and procedures of the State of Georgia; or

                           (xiv) those provisions of the Security Agreement and the Mortgage providing for the exercise of rights or remedies with respect to any portion of the "Collateral" as described in the Security Agreement, or "Premises" as described in the Mortgage, located outside the State of Georgia; and

                  (c) That no opinion is expressed herein with respect to any of the following matters:

                           (i) the adequacy or sufficiency of any of the legal descriptions of the "Premises" as defined in the Mortgage;

                           (ii) the status of the Borrower's or the Parent's title to, or rights in, any of the "Collateral" as described in the Security Agreement or the Pledge Agreement [or the Borrower Pledge Agreement], or any of the "Premises" as described in the Mortgage, or the perfection or priority of any security interest or security title in and to any of such "Collateral" pursuant to the Security Agreement or such "Premises" pursuant to the Mortgage;

                           (iii) with respect to the Mortgage, the effect on the opinions rendered herein of the delay of the Mortgage becoming an Operative Mortgage as provided in the Credit Agreement and the delay in the recordation, indexing and cross-indexing thereof in the Georgia Filing Offices;

                           (iv)     whether the Mortgage secures any
                  indebtedness, obligations, or liabilities of the Borrower under an Interest Rate Protection Agreement that may subsequently be in effect between the Borrower and any of the Banks;

                           (v) the validity of any security interest in any portion of the "Collateral" as described in the Security Agreement, or the "Premises" as described in the Mortgage, that is or purports to be nonassignable or nontransferable;

                           (vi) in the case of any property that becomes collateral for the Obligations after the date hereof, the effect that Section 552 of the Federal Bankruptcy Code would have on the extent to which property acquired by a debtor after the commencement of a case under the Federal Bankruptcy Code may be subject to a security agreement entered into by the debtor before the commencement of such case;

                           (vii) the enforceability against the government of the United States of any assignment or security interest in any portion of the Collateral described in the Security Agreement constituting accounts or other claims against the government of the United States subject to the Federal Assignment of Claims Act; or

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

                           (viii) the validity of any conveyance of security title or security interest in any of the Collateral described in the Security Agreement or the Premises described in the Mortgage to the extent that such matters are now or hereafter governed by or subject to the law of any jurisdiction other than the State of Georgia.

7. Neither the Parent nor the Borrower is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

8. Neither the Parent nor the Borrower is a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

9. Insofar as is known to us, there is no action, suit or proceeding pending or overtly threatened against or affecting the Parent, the Borrower, or any other Subsidiaries of the Parent before any court or arbitrator or any governmental body, agency or official in which (i) the monetary relief sought against any of such parties is in excess of $500,000, or (ii) in any manner questions the validity or enforceability of the Transaction Documents, except for those actions, suits or proceedings listed on Schedule 4.05 to the Credit Agreement.

         This opinion letter is provided to you for your exclusive use solely in connection with the transactions contemplated by the Credit Agreement and may not be relied upon by any other person or for any other purpose without our prior written consent. The opinions and confirmation of facts expressed in this letter are strictly limited to the matters stated in this letter as of the date hereof, and no other opinions or confirmations of fact are to be implied or inferred. We undertake no obligation to advise you or any other person or entity of changes of law or fact that occur after the date of this letter, whether or not such change may affect any of the opinions expressed herein.

                                        Yours very truly,

                                        KING & SPALDING LLP

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

                                                                     EXHIBIT B-2

[Subject to revision to comport with
law and practice in each location]

                            OPINION OF LOCAL COUNSEL
                               AS TO THE MORTGAGE

                                            [Dated as provided in
                                            Section 3.01 of the Credit
                                            Agreement]

To the Banks and the Agent
Referred to Below
c/o Wachovia Bank of Georgia, N.A.,
as Agent
191 Peachtree Street, N.E.
Atlanta, Georgia 30303-1757
Attn:

Dear Sirs:

                  We have acted as local counsel in the State of [Alabama] [North Carolina] [South Carolina] (the "State") for Wachovia Bank of Georgia, N.A., as Agent (the "Agent") in connection with the Amended and Restated Credit Agreement (the "Credit Agreement") dated as of April 29, 1996, among Avondale Mills, Inc., an Alabama corporation (the "Borrower"), the banks listed on the signature pages thereof, the Agent and The First National Bank of Chicago, as Documentation Agent. Terms defined in the Credit Agreement are used herein as therein defined.

                  We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion. We have assumed for purposes of our opinions set forth below that the execution and delivery of each Mortgage pertaining to a Plant located in the State (each such Mortgage being a "State Mortgage") by the Borrower has been duly authorized by the Borrower and that the execution and delivery of the Credit Agreement by each Bank and by the Agent have been duly authorized by each Bank and by the Agent.

                  Upon the basis of the foregoing, we are of the opinion that each State Mortgage will create a valid and perfected [mortgage] [deed of trust] Lien upon such of the "Premises" (as defined in the State Mortgage) as is located in the State and constitutes real property under the law of the State (the "State Real Property") in favor of the Agent for the ratable benefit of the Banks and securing the "Secured Obligations" (as defined in the State Mortgage), upon (i) the completion by the Agent of the acts described in clauses (i), (ii) and (iii) of Section 5.25(d) of the

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

Credit Agreement, to the extent applicable, (ii) the proper filing, indexing and recordation thereof in the real estate deed records (the "Real Estate Records") maintained by and in the offices designated in Schedule A hereto and payment of all fees, taxes and other charges payable in connection with recording the State Mortgage, and (iii) the proper cross-indexing of the State Mortgage in the Uniform Commercial Code filing offices designated in Schedule B hereto. The filing of the State Mortgage in the offices designated in Schedule A and Schedule B hereto are the only filings, recordings and registrations necessary to perfect, publish notice of and preserve the Lien of and security interest in the State Real Property created by the State Mortgage. The Liens created by the State Mortgage on or in the State Real Property will validly secure the payment of all future advances pursuant to the Credit Agreement, whether or not at the time such advances are made an Event of Default or other event not within the control of the Banks has relieved or may relieve the Banks from their obligations to make such advances. The priority of the Liens created by the State Mortgage will be the same with respect to (i) Loans made or deemed made pursuant to the Credit Agreement and (ii) Obligations of the Borrower to any Bank with respect to any Interest Rate Protection Agreement (up to the maximum amount for all such Interest Rate Protection Agreements of $7,000,000) incurred after the date hereof as with respect to any such Loans made or Obligations with respect to such Interest Rate Protection Agreements incurred on the date hereof, except to the extent that any priority may be affected by any Lien imposed by law in favor of any government or governmental authority or agency.

                  We are qualified to practice in the State and do not purport to be experts on any laws other than the laws of the United States and the State and this opinion is rendered only with respect to such laws. We have made no independent investigation of the laws of any other jurisdiction.

                  This opinion is delivered to you in connection with the transaction referenced above and may only be relied upon by you, any Transferee under the Credit Agreement, and Jones, Day, Reavis & Pogue without our prior written consent.

                                                                       EXHIBIT C

                                   OPINION OF
                   JONES, DAY, REAVIS & POGUE, SPECIAL COUNSEL
                    FOR THE AGENT AND THE DOCUMENTATION AGENT

              [TO BE UPDATED, ADDRESSED TO WACHOVIA BANK, NATIONAL
                ASSOCIATION, AND REVISED TO DELETE REFERENCES TO
                 DOCUMENTATION AGENT AND ADDRESS ONLY THE THIRD
               AMENDED AND RESTATED CREDIT AGREEMENT, REPLACEMENT
             NOTES AND OTHER MATTERS AS MAY BE REQUIRED BY SECTION
                                     3.02]

                                                    [Dated as provided in
                                                    Section 3.01 of the Credit
                                                    Agreement]

To the Banks and the Agent
Referred to Below
c/o Wachovia Bank of Georgia, N.A.,
as Agent
191 Peachtree Street, N.E.
Atlanta, Georgia 30303-1757
Attn:

Dear Sirs:

                  We have participated in the preparation of the Amended and Restated Credit Agreement (the "Credit Agreement") dated as of April 29, 1996, among Avondale Mills, Inc., an Alabama corporation (the "Borrower"), the banks listed on the signature pages thereof (the "Banks"), Wachovia Bank of Georgia, N.A., as Agent (the "Agent") and The First National Bank of Chicago, as Documentation Agent (the "Documentation Agent"), and have acted as special counsel for the Agent for the purpose of rendering this opinion pursuant to
Section 3.01(d) of the Credit Agreement. Terms defined in the Credit Agreement are used herein as therein defined.

                  This opinion letter is limited by, and is in accordance with, the January 1, 1992 edition of the Interpretive Standards applicable to Legal Opinions to Third Parties in Corporate Transactions adopted by the Legal Opinion Committee of the Corporate and Banking Law Section of the State Bar of Georgia which Interpretive Standards are incorporated herein by this reference.

                  We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.

                  Upon the basis of the foregoing, and assuming the due authorization, execution and delivery of the Credit Agreement, the Security Agreement and each of the Notes by or on behalf of the Borrower, we are of the opinion that each of the Credit Agreement and the Security Agreement constitutes a valid and binding agreement of the Borrower and each Note constitutes valid and binding obligations of the Borrower, in each case enforceable in accordance with its terms.

                  We express no opinion as to the effect of the compliance or noncompliance of the Agent or any of the Banks with any state or federal laws or regulations applicable to the Agent or any of the Banks by reason of the legal or regulatory status or the nature of the business of the Agent or any of the Banks.

                  This opinion is delivered to you in connection with the transaction referenced above and may only be relied upon by you and any Transferee under the Credit Agreement without our prior written consent.

                                      Very truly yours,

                                                                       EXHIBIT D

                            ASSIGNMENT AND ACCEPTANCE
                         Dated _____________ ___ , 200_

                  Reference is made to the Third Amended and Restated Credit Agreement dated as of March 28, 2003 (together with all amendments and modifications thereto, the "Credit Agreement"), among Avondale Mills, Inc., an Alabama corporation (the "Borrower"), the Banks (as defined in the Credit Agreement), and Wachovia Bank, National Association, as Agent (the "Agent"). Terms defined in the Credit Agreement are used herein with the same meaning.

                  _____________________________________ (the "Assignor") and
_____________________________________ (the "Assignee") agree as follows:

                  1. The Assignor hereby sells and assigns to the Assignee, without recourse to the Assignor, and the Assignee hereby purchases and assumes from the Assignor, a _________% interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the Effective Date (as defined below) (including, without limitation, a __________% interest (which on the Effective Date hereof is $__________) in the Assignor's Commitment and a ________ interest (which on the Effective Date hereof is $__________) in the Loans owing to the Assignor and a __________% interest in the Note[s] held by the Assignor (which on the Effective Date hereof is $__________).

                  2. The Assignor (i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder, that such interest is free and clear of any adverse claim and that as of the date hereof its Commitment (without giving effect to assignments thereof which have not yet become effective) is $__________ and the aggregate outstanding principal amount of Loans owing to it (without giving effect to assignments thereof which have not yet become effective) is $_______; (ii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto; and (iii) attaches the Note[s] referred to in paragraph 1 above and requests that the Agent exchange such Note[s] for [a new Note dated_______, ____ in the principal amount of $__________ payable to the order of the Assignee] [new Notes as follows: a Note dated_______, ____ in the principal amount of $___________ payable to the order of the Assignor and a Note dated , in the principal amount of $___________ payable to the order of the Assignee].

                  3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 4.04(a) thereof (or any more recent financial statements of the Borrower delivered pursuant to Section 5.01(a) or (b) thereof) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is a bank, financial institution or commercial finance company; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto;
(v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank and agrees to be bound by all of the terms and provisions of the Credit Agreement (including, without limitation, the provisions of Section 9.18) and the Receivables Intercreditor Agreement (including, without limitation, the obligations and agreements contained in Sections 2.19, 2.20, and 3.3 thereof); (vi) specifies as its Lending Office (and address for notices) the office set forth beneath its name on the signature pages hereof, (vii) represents and warrants that the execution, delivery and performance of this Assignment and Acceptance are within its corporate powers and have been duly authorized by all necessary corporate action, (viii) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of confirming exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement and the Notes or such other documents as are necessary to indicate that no such payments are subject to such taxes, and (ix) represents and warrants that, as of the Effective Date, the Assignee is not entitled to any compensation pursuant to Section 8.03 or entitled to any suspension of its obligations to make Euro-Dollar Loans pursuant to Section 8.02.

                  4. The Effective Date for this Assignment and Acceptance shall be __________, 200__ (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for execution and acceptance by the Agent and to the Borrower for execution by the Borrower.

                  5. Upon such execution and acceptance by the Agent [and execution by the Borrower if the Assignee is not a Bank prior to the Effective Date], from and after the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent rights and obligations have been transferred to it by this Assignment and Acceptance, have the rights and obligations of a Bank thereunder and (ii) the Assignor shall, to the extent its rights and obligations have been transferred to the Assignee by this Assignment and Acceptance, relinquish its rights (other than under Sections 8.03, 9.03 and 9.04 of the Credit Agreement) and be released from its obligations under the Credit Agreement.

                  6. Upon such execution and acceptance by the Agent [and execution by the Borrower if the Assignee is not a Bank prior to the Effective Date], from and after the Effective Date, the Agent shall make all payments in respect of the interest assigned hereby to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments for periods prior to such acceptance by the Agent directly between themselves.

                  7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of Georgia.

                                     [NAME OF ASSIGNOR]

                                     By: _______________________________________
                                          Title:

                                     [NAME OF ASSIGNEE]

                                     By: _______________________________________
                                          Title:

                                     Lending Office:
                                     [Address]

                                     WACHOVIA BANK, NATIONAL
                                     ASSOCIATION, As Agent

                                     By: _______________________________________
                                          Title:

                                     AVONDALE MILLS, INC.

                                     If the Assignee is not a Bank or Affiliate thereof prior to the Effective Date and no Event of Default is in existence.

                                     By: _______________________________________
                                          Title:

                                                                       EXHIBIT E

                               NOTICE OF BORROWING

                     ______________________________, 200___

         Wachovia Bank, National Association, as Agent
         301 South College Street, Charlotte
         North Carolina 28288
         Attention:  David C. Hauglid

Re: Third Amended and Restated Credit Agreement dated as of March 28, 2003 (as the same may be amended, restated, supplemented, or otherwise modified from time to time, the "Credit Agreement"), by and among Avondale Mills, Inc., the Banks from time to time parties thereto, and Wachovia Bank, National Association, as Agent.

         Gentlemen:

                  Unless otherwise defined herein, capitalized terms used herein shall have the meanings attributable thereto in the Credit Agreement.

                  This Notice of Borrowing is delivered to you pursuant to
         Section 2.02 of the Credit Agreement.

                  The Borrower hereby requests a [Euro-Dollar Borrowing] [Base Rate Borrowing] [Swing Loan Borrowing] [which is a Revolver Loan Borrowing] in the aggregate principal amount of $_________ to be made on ________, 200__, and for interest to accrue thereon at the rate established by the Credit Agreement for [Euro-Dollar Loans] [Base Rate Loans].(1) [The duration of the Interest Period with respect thereto shall be] [1 month] [2 months] [3 months] [6 months].

                  The Borrower has caused this Notice of Borrowing to be executed and delivered by its duly authorized officer this _________ day of ________, 200__.

                                             AVONDALE MILLS, INC.

                                             By: _______________________________

---------------------------
(1) Swing Loans must be Base Rate Loans.

                                                                     EXHIBIT F-1

                             COMPLIANCE CERTIFICATE

                  Reference is made to the Third Amended and Restated Credit Agreement dated as of March 28, 2003 (as the same may be amended, restated, supplemented, or otherwise modified from time to time, the "Credit Agreement"), among Avondale Mills, Inc., the Banks from time to time parties thereto, and Wachovia Bank, National Association, as Agent. Capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

                  Pursuant to Section 5.01(c) of the Credit Agreement, (i) ____________________, the duly authorized ____________________ of Avondale
Incorporated, hereby certifies to the Agent and the Banks that the information contained in the Compliance Check List attached hereto is true, accurate and complete as of _______________, ______, and (ii) ____________________, the duly authorized ____________________ of Avondale Mills, Inc. hereby (A) certifies to the Agent and the Banks that to the Knowledge of such officer, no Default is in existence on and as of the date hereof and (B) restates and reaffirms that to the Knowledge of such officer, the representations and warranties contained in
Article IV of the Credit Agreement are true on and as of the date hereof as though restated on and as of this date, except for events which have been disclosed in writing to the Banks and which are described in any of Sections 4.04, 4.06(a), 4.07 (except the first sentence), 4.14(b) and (c) or 4.15.

                  Dated: ____________, 200__.

                                     AVONDALE INCORPORATED

                                     By: _______________________________________
                                           Title:

                                     AVONDALE MILLS, INC.

                                     By: _______________________________________
                                           Title:

                              COMPLIANCE CHECK LIST

                              Avondale Incorporated

                               __________________

                            _________________, ______

1.       Fixed Charge Coverage Ratio (Section 5.03)

         The Fixed Charge Coverage Ratio, calculated at the end of each Fiscal Quarter, shall not be less than (a) if the average daily principal balance of the Working Capital Obligations during such Fiscal Quarter equals or exceeds $10,000,000, 1.65 to 1.00, and (b) in all other cases, 1.25 to 1.0.

         (a)      Consolidated Net Income--Schedule 1              $__________

         (b)      Net Interest Expense--Schedule 1                 $__________

         (c)      Income taxes--Schedule 1                         $__________

         (d)      Depreciation--Schedule 1                         $__________

         (e)      Amortization--Schedule 1                         $__________

         (f)      Dividends--Schedule 1                            $__________

         (g)      Capital Expenditures--Schedule 1                 $__________

         (h)      LIFO Adjustments--Schedule 1                     $__________

         (i)      Non-cash write-offs of obsolete or surplus       $__________
                  equipment, spare parts or real property Schedule
                  1(2)

         (j)      Sum of (a) plus (b) plus (c) plus (d) plus       $__________
                  (e) less (f) less (g), less or plus (h), as applicable, plus (i)

         (k)      Current Maturities of Long Term Debt--Schedule 1 $__________

         (l)      Net Interest Expense                             $__________

         (m)      Sum of (k) plus (l)                              $__________

         (n)      Average daily principal balance of Working
                  Capital Obligations during the most recently

----------------------------------
(2)      Not to exceed $10,000,000 during any period of 4 consecutive Fiscal
         Quarter

                              COMPLIANCE CHECK LIST

                              Avondale Incorporated

                               __________________

                            _________________, ______

                  ended Fiscal Quarter:                            $__________

         Ratio of (j) to (m):                                      ___________

         Requirement:

         If (n) is greater than or equal to $10,000,000:           1.65 to 1.00

         If (n) is less than $10,000,000:                          1.25 to 1.00

                              COMPLIANCE CHECK LIST

                              Avondale Incorporated

                               __________________

                            _________________, ______

2.       Consolidated Cash Flow (Section 5.04)

         Consolidated Cash Flow, calculated at the end of each Fiscal Quarter, for the Fiscal Quarter just ended and the immediately preceding 3 Fiscal Quarters, shall equal or exceed $63,000,000.

        (a)  Consolidated Cash Flow (from paragraph 1(j),     $__________
             above)

         Requirement:                                         > than = to
                                                              $63,000,000

3.       Total Debt to Cash Flow (Section 5.06)

                  Section 5.06 Total Debt to Cash Flow Ratio. The Total Debt to Cash Flow Ratio, calculated at the end of each Fiscal Quarter, shall be less than the ratio set forth below for such Fiscal Quarter:

           FOR FISCAL QUARTERS ENDING:                               RATIO
--------------------------------------------------------------------------------
On or after the Closing Date, but on or before
August 30, 2004                                                  3.50 to 1.00
--------------------------------------------------------------------------------
On or after September 1, 2004, but on or before
August 30, 2005                                                  3.25 to 1.00
--------------------------------------------------------------------------------
On or after September 1, 2005                                    3.00 to 1.00
--------------------------------------------------------------------------------

         (a)      Consolidated Total Funded Debt--Schedule 2      $__________

         (b)      Consolidated Cash Flow (from paragraph 1(j),    $__________
                  above)

         Ratio of (a) to (b):                                     ___________

         Requirement:                                             <[3.50 to 1.0]
                                                                  <[3.25 to 1.0]
                                                                  <[3.00 to 1.0]

                              COMPLIANCE CHECK LIST

                              Avondale Incorporated

                               __________________

                            _________________, ______

4.       Restricted Payments (Section 5.07)

         (a) The Parent and the Borrower shall not make any Restricted Payments, except that Parent and the Borrower may, subject to the provisions of paragraphs (b) and (c), below, make Restricted Payments (i) during the Fiscal Year ending December 31, 2003, in an aggregate amount not to exceed $12,000,000, and (ii) during each Fiscal Year thereafter, in an aggregate amount for such Fiscal Year not to exceed $12,000,000, plus the amount (if any) carried forward from the immediately preceding Fiscal Year, as such amount carried forward is determined in accordance with paragraph (b), below.

         (b) The amount by which $12,000,000 exceeds the aggregate Restricted Payments made by the Parent and the Borrower during one Fiscal Year may be carried forward to the next succeeding Fiscal Year, but to no Fiscal Years thereafter; provided, however, that the amount to be carried forward from one Fiscal Year to the next shall not exceed $4,000,000. For purposes of calculating any amount to be carried forward, all Restricted Payments made during one Fiscal Year shall be first applied against the standard $12,000,000 limit applicable to such Fiscal Year.

         (c) Any of the foregoing to the contrary notwithstanding, neither the Borrower nor the Parent shall make any Restricted Payment if at the time such Restricted Payment is to be made a Default shall have occurred and be continuing or, after giving effect thereto, a Default shall occur.

         (a)      $12,000,000                                    $12,000,000

         (b)      Amount of Restricted Payment availability      $__________
                  (if any) carried forward from Fiscal
                  Year [____](3)

         (c)      Sum of (a) and (b)                             $__________

         (d)      Aggregate Restricted Payments made during
                  Fiscal Year [____]                             $__________

         Limitation: (d) may not exceed (c)

5.       Senior Debt to Cash Flow Ratio (Section 5.08)

         The Senior Debt to Cash Flow Ratio, calculated at the end of each Fiscal Quarter, shall not be greater than 2.00 to 1.00.

         (a)      Consolidated Senior Debt--Schedule 2           $__________

         (b)      Consolidated Cash Flow (from paragraph
                  1(j), above)                                   $__________

---------------------------
(3) Limited to $4,000,000 per Fiscal Year; there is no carry forward into Fiscal Year 2003

                              COMPLIANCE CHECK LIST

                              Avondale Incorporated

                               __________________

                            _________________, ______

                  above)

         Ratio of (a) to (b):                           _________________

         Requirement:                                   < than = to 2.00 to 1.00

6.       Loans and Advances (Section 5.09)

         Neither the Parent, the Borrower nor any of the Material Subsidiaries shall make loans or advances to any Person except, so long as no Event of Default is in existence:

                  (A)(i) loans or advances to employees not exceeding $2,000,000 in the aggregate principal amount outstanding at any time, in each case made in the ordinary course of business and consistent with practices existing on August 25, 1995; (ii) deposits required by government agencies or public utilities; and (iii) loans or advances to Wholly Owned Subsidiaries (other than from the Parent to the Borrower or as provided in Section 5.09(C)) not exceeding $1,000,000 in the aggregate outstanding; provided that after giving effect to the making of any loans, advances or deposits permitted by this Section 5.09(A), the aggregate of all loans and advances permitted in this Section 5.09(A) does not exceed $4,000,000;

                  (B) loans or advances from the Parent to the Borrower or from the Borrower to the Parent, or from the Borrower to AMGF (i) pursuant to the AMGF/Graniteville Transaction and within the limits contained in the definition thereof and (ii) otherwise to fund the ongoing working capital needs and capital expenditures of AMGF in the ordinary course of business;

                  (C) loans or advances to the Receivables Subsidiary evidenced by a Purchase Money Note; and

                  (D) other loans or advances (not including any loans and advances of the types described in clauses (A), (B) or (C) above) in an aggregate amount, together with Investments permitted by clause (viii) of Section 5.10, not exceeding $10,000,000.

         Calculations with respect to Section 5.09(A):

         (a)      Loans and advances to employees                 $_________

                  Limitation:                                     $2,000,000

         (b)      Deposits required by government agencies or     $_________
                  public utilities

         (c) Loans or advances to Wholly Owned Subsidiaries $_________ (other than stated exceptions))

                              COMPLIANCE CHECK LIST

                              Avondale Incorporated

                               __________________

                            _________________, ______

                  Limitation:                                     $1,000,000

         (d)      Sum of (a) plus (b) plus (c)                    $_________

                  Limitation:                                     $4,000,000

         Calculations with respect to Section 5.09(D):

         (e)      Loans and advances not permitted by clauses     $__________
                  (A), (B) or (C)

         (f)      Sum of (e) and amount in paragraph 7(a)         $__________

         Limitation:  (f) may not exceed $10,000,000

7.       Investments (Section 5.10)

         Neither the Parent, the Borrower nor any of the Consolidated Subsidiaries shall make Investments in any Person except as permitted by Section 5.09 and except Investments in (i) direct obligations of the United States Government maturing within one year, (ii) certificates of deposit issued by a commercial bank whose credit is satisfactory to the Agent, (iii) commercial paper rated A1 or the equivalent thereof by Standard & Poor's Corporation or P1 or the equivalent thereof by Moody's Investors Service, Inc. and in either case maturing within 6 months after the date of acquisition, (iv) tender bonds the payment of the principal of and interest on which is fully supported by a letter of credit issued by a United States bank whose long-term certificates of deposit are rated at least AA or the equivalent thereof by Standard & Poor's Corporation and Aa or the equivalent thereof by Moody's Investors Service, Inc., (v) Investments by Borrower in the Receivables Subsidiary and obligations consisting of Standard Securitization Undertakings, (vi) Investments by the Receivables Subsidiary in a Special Purpose Vehicle and obligations consisting of Standard Securitization Undertakings, (vii) loans and advances permitted by
         Section 5.09, and Investments in the Borrower and AMGF (x) pursuant to the AMGF/Graniteville Transaction and within the limits contained in the definition thereof and (y) otherwise to fund the ongoing working capital needs and capital expenditures of AMGF in the ordinary course of business, and (viii) other Investments in an aggregate amount on and after the Closing Date, together with Investments permitted by clause
         (D) of Section 5.09, not exceeding the sum of $10,000,000.

         (a) Other Investments (not permitted by clauses (i) $__________ through (vii))

         (b)      Sum of (a) and paragraph 6(e)                   $__________

                  Limitation:  (b) may not exceed $10,000,000

                              COMPLIANCE CHECK LIST

                              Avondale Incorporated

                               __________________

                            _________________, ______

8.       Negative Pledge (Section 5.11)

         Amount of Debt secured by Liens described in Sections    $__________
         5.11(b) through 5.11(e), inclusive, and (i)--Schedule 3 and Schedule 5.11 of the Credit Agreement

         Limitation:                                              $4,000,000

         Amount of Debt secured by all Liens not permitted by     $__________
         Section 5.11(a) through 5.11(k), inclusive (Schedule 3 and Schedule 5.11 ofthe Credit Agreement)

         Limitation:                                              $4,000,000

9.       List of Consolidated Subsidiaries (Section 5.01(c)(iii))

         ________________________________

         ________________________________

         ________________________________

10. List of Material Subsidiaries (other than the Borrower), if any, as to which there has been a change in excess of $100,000 in the assets, liabilities or shareholders' equity thereof since the immediately preceding Fiscal Quarter.

         ________________________________

         ________________________________

         ________________________________

                              COMPLIANCE CHECK LIST

                              Avondale Incorporated

                               __________________

                            _________________, ______

                                                                      Schedule 1

Consolidated Net Income for:

_____ quarter 200___                        $__________
_____ quarter 200___                        $__________
_____ quarter 200___                        $__________
_____ quarter 200___                        $__________

         Total                              $__________

Net Interest Expense for:

_____ quarter 200___                        $__________
_____ quarter 200___                        $__________
_____ quarter 200___                        $__________
_____ quarter 200___                        $__________

         Total                              $__________

Income Taxes for:

_____ quarter 200___                        $__________
_____ quarter 200___                        $__________
_____ quarter 200___                        $__________
_____ quarter 200___                        $__________

         Total                              $__________

Depreciation for:

_____ quarter 200___                        $__________
_____ quarter 200___                        $__________
_____ quarter 200___                        $__________
_____ quarter 200___                        $__________

         Total                              $__________

                              COMPLIANCE CHECK LIST

                              Avondale Incorporated

                               __________________

                            _________________, ______

Amortization for:

_____ quarter 200___                        $__________
_____ quarter 200___                        $__________
_____ quarter 200___                        $__________
_____ quarter 200___                        $__________

         Total                              $__________

LIFO adjustments for:

_____ quarter 200___                        $__________
_____ quarter 200___                        $__________
_____ quarter 200___                        $__________
_____ quarter 200___                        $__________

         Total                              $__________

Dividends for:

_____ quarter 200___                        $__________
_____ quarter 200___                        $__________
_____ quarter 200___                        $__________
_____ quarter 200___                        $__________

         Total                              $__________

Capital Expenditures for:

_____ quarter 200___                        $__________
_____ quarter 200___                        $__________
_____ quarter 200___                        $__________
_____ quarter 200___                        $__________

         Total                              $__________

Non-cash write-offs of obsolete or
surplus equipment, spare parts or
real property for:

_____ quarter 200___                        $__________

                              COMPLIANCE CHECK LIST

                              Avondale Incorporated

                               __________________

                            _________________, ______

_____ quarter 200___                        $__________
_____ quarter 200___                        $__________
_____ quarter 200___                        $__________

         Total                              $__________

Current Maturities of Long Term Debt for:

_____ quarter 200___                        $__________

         Total                              $__________

                              COMPLIANCE CHECK LIST

                              Avondale Incorporated

                               __________________

                            _________________, ______

                                                                      Schedule 2

Consolidated Senior Debt and Consolidated Total Funded Debt

                                         INTEREST
                                           RATE      MATURITY      TOTAL
Secured

_________________________________      $__________

_________________________________      $__________

_________________________________      $__________

_________________________________      $__________
     Total Secured                                              $__________

Unsecured (including Capitalized Leases)

     Total Unsecured                                            $__________

Redeemable Preferred Stock             $__________
     Total                                                      $__________

Receivable Securitization Program                               $__________

Other Consolidated Senior Debt

________________________________       $__________

________________________________       $__________

________________________________       $__________

Total Consolidated Senior Debt                                  $__________

Plus Subordinated Debt                                          $__________

Total Consolidated Total Funded Debt                            $__________

                              COMPLIANCE CHECK LIST

                              Avondale Incorporated

                               __________________

                            _________________, ______

                                                                      Schedule 3

                      Liens Securing Debt In The Principal
                       Amount of $50,000 or More which are
                 Not shown on Schedule 5.11 to Credit Agreement

                                               Relevant Provision
                                                of Section 5.11
Description of Lien   Amount of Debt Secured    Permitting Same

1. _____________      $_______                 __________

2. _____________      $_______                 __________

3. _____________      $_______                 __________

4. _____________      $_______                 __________

5. _____________      $_______                 __________

6. _____________      $_______                 __________

7. _____________      $_______                 __________

8. _____________      $_______                 __________

9. _____________      $_______                 __________

                              COMPLIANCE CHECK LIST

                              Avondale Incorporated

                               __________________

                            _________________, ______

                                                                     EXHIBIT F-2

                         ASSET COVERAGE BASE CERTIFICATE

                  Reference is made to the Third Amended and Restated Credit Agreement dated as of March 28, 2003 (as the same may be amended, restated, supplemented, or otherwise modified from time to time, the "Credit Agreement"), among Avondale Mills, Inc., the Banks from time to time parties thereto, and Wachovia Bank, National Association, as Agent. Capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

                  Pursuant to Section 5.01(k) of the Credit Agreement, [_____________], the duly authorized [__________] of Avondale Incorporated, hereby certifies to the Agent and the Banks that (i) the Asset Coverage Base for the reporting period ending [_________ __], [20__], is $[_____________], as calculated on Schedule I attached hereto; and (ii) the information utilized in calculating and determining the Asset Coverage Base reported herein, including, without limitation, the information set forth on Schedule I hereto, is true, accurate, and complete in all material respects as of [___________ __], [20__].

                  Dated: ____________, 200__.

                                     AVONDALE INCORPORATED

                                     By: _______________________________________
                                         Title:

                              COMPLIANCE CHECK LIST

                              Avondale Incorporated

                               __________________

                            _________________, ______

                                   SCHEDULE I

                       TO ASSET COVERAGE BASE CERTIFICATE

                 For the period ending [___________ __], [20__]

         (a)      Book value of the Parent's consolidated
                  inventory:                                        $[_________]

         (b)      Line (a), times 0.40:                             $[_________]

         (c)      Net book value (after depreciation) of
                  Parent's consolidated plant, machinery, and
                  equipment:                                        $[_________]

         (d)      Line (c), times 0.30:                             $[_________]

         (e)      $30,000,000:                                      $30,000,000

         (f)      Lesser of lines (d) and (e):                      $[_________]

         (g)      Sum of lines (b) and (f), which amount
                  is the "Asset Coverage Base" for this
                  reporting period:                                 $[_________]

                                                                       EXHIBIT G

                              AVONDALE MILLS, INC.

                               CLOSING CERTIFICATE

         Reference is made to the Third Amended and Restated Credit Agreement (the "Credit Agreement") dated as of March 28, 2003, among Avondale Mills, Inc., the Banks listed therein, and Wachovia Bank, National Association, as Agent. Capitalized terms used herein have the meanings ascribed thereto in the Credit Agreement.

         Pursuant to Section 3.01(b)(ii) of the Credit Agreement,____________, the duly authorized _______________ of Avondale Mills, Inc., hereby certifies to the Agent and the Banks that (i) to the Knowledge of the undersigned, no Default has occurred and is continuing as of the date hereof, and (ii) the representations and warranties contained in Article IV of the Credit Agreement are true on and as of the date hereof.

         Certified as of March 28, 2003.

                                     By: _______________________________________

                                           Printed Name: _______________________

                                           Title: ______________________________

                                                                       EXHIBIT H

This Instrument Prepared By
and When Recorded Return to:

Jones, Day, Reavis & Pogue
3500 One Peachtree Center
303 Peachtree Street, N.E.
Atlanta, Georgia  30308-3242
By:  Christopher L. Carson

                       MASTER MORTGAGE,LEASEHOLD MORTGAGE,
                       DEED OF TRUST, DEED TO SECURE DEBT,
                         LEASEHOLD DEED TO SECURE DEBT,
                   UNIFORM COMMERCIAL CODE SECURITY AGREEMENT,
                                       and
                     ASSIGNMENT OF LEASES, RENTS AND PROFITS
                                      among
                              AVONDALE MILLS, INC.,
                             as Borrower and grantor

                         WACHOVIA BANK OF GEORGIA, N.A.,
                                       as
                             Agent for certain banks
                                       and

                              ________________, as

                Trustee and grantee for the benefit of the Agent,
             as beneficiary for itself and the other Banks ratably,
                   with respect to the North Carolina Premises

------------
COLLATERAL IS OR INCLUDES FIXTURES.

THIS INSTRUMENT IS ALSO TO BE INDEXED IN THE INDEX OF FINANCING STATEMENTS AS A FIXTURE FILING IN ACCORDANCE WITH THE UNIFORM COMMERCIAL CODE, INCLUDING SECTIONS 9-313 AND 9-402, AS ADOPTED IN ALABAMA, NORTH CAROLINA, SOUTH CAROLINA AND GEORGIA.

THE NAMES OF THE DEBTOR AND THE SECURED PARTY, THE MAILING ADDRESS OF THE SECURED PARTY FROM WHICH INFORMATION CONCERNING THE SECURITY INTEREST MAY BE OBTAINED, THE MAILING ADDRESS OF THE DEBTOR AND A STATEMENT INDICATING THE TYPES, OR DESCRIBING THE ITEMS, OF COLLATERAL, ARE AS DESCRIBED IN SUBSECTION
3.7.3 HEREOF.

THIS INSTRUMENT SECURES ANY CONTRACTUAL FUTURE ADVANCES HEREUNDER THAT MAY BE MADE BY THE BANKS, AS DEFINED HEREIN, TO

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BORROWER OR ANY CONTRACTUAL FUTURE OBLIGATIONS OF BORROWER TO THE "BANKS" AT ANY
TIME AND FROM TIME TO TIME DURING THE TERM HEREOF, NOT TO EXCEED, FOR PURPOSES
OF THE NORTH CAROLINA PREMISES AND THE SOUTH CAROLINA PREMISES ONLY, FIFTEEN
(15) YEARS (AS TO THE NORTH CAROLINA PREMISES) AND TEN (10) YEARS (AS TO THE SOUTH CAROLINA PREMISES) IMMEDIATELY FOLLOWING THE DATE HEREOF, IN EACH CASE IN AN AMOUNT NOT TO EXCEED AT ANY ONE TIME OUTSTANDING $225,000,000, PLUS INTEREST, COSTS OF COLLECTION (INCLUDING, BUT NOT LIMITED TO REASONABLE ACTUAL ATTORNEYS FEES, WHETHER OR NOT LITIGATION IS COMMENCED) AND SUMS ADVANCED TO PROTECT THE SECURITY OF THIS INSTRUMENT.

NOTE: INTEREST OR DISCOUNT MAY BE DEFERRED, ACCRUED OR CAPITALIZED BUT ONLY AT THE OPTION OF THE BANKS.

-------------
The amount of present obligations secured hereby is $____________, and the maximum amount of present and future obligations is $225,000,000.

*FOR NORTH CAROLINA PURPOSES, THIS INSTRUMENT SHALL CONSTITUTE A DEED OF TRUST, SECURITY AGREEMENT AND ASSIGNMENT OF LEASES, RENTS AND PROFITS AND SHALL BE INDEXED IN THE NAME OF AVONDALE MILLS, INC., AS GRANTOR, ________________, AS TRUSTEE, AND WACHOVIA BANK OF GEORGIA, N.A. AS BENEFICIARY.

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         THIS MASTER MORTGAGE, LEASEHOLD MORTGAGE, DEED OF TRUST, DEED TO SECURE
DEBT, LEASEHOLD DEED TO SECURE DEBT, UNIFORM COMMERCIAL CODE SECURITY AGREEMENT AND ASSIGNMENT OF LEASES, RENTS AND PROFITS, including the cover sheet and table of contents, made as of the __________ day of __________, 199__ by and between AVONDALE MILLS, INC., as party of the first part; and WACHOVIA BANK OF GEORGIA, N.A., as Agent for certain Banks (as hereafter defined), as party of the second part and __________________ as party of the third part.

                          W I T N E S S E T H T H A T:

         WHEREAS, on April 29, 1996 party of the first part, party of the second part and Banks entered into a certain Amended and Restated Credit Agreement regarding certain obligations of the party of the first part owed to Agent and Banks; and

         WHEREAS, to secure the repayment of such money and the performance of certain obligations, party of the first part desires to convey, grant and assign liens, security titles, security interests and collateral assignments in certain property;

         NOW THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00), the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to secure the indebtedness hereinafter described, the parties agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

         For the purpose of this Instrument, the following defined terms have the meanings set forth in this Article I:

                  "Agent" means Wachovia Bank of Georgia, N.A., in its capacity as agent for certain Banks as described in the Credit Agreement (hereinafter defined), and its permitted successors and assigns.

                  "Alabama Lease" means that certain Lease Agreement, dated as of April 1, 1992, by and between the Alabama Lessor and Borrower, as amended or modified from time to time.

                  "Alabama Lessor" means The Industrial Development Board of the Town of Bon Air.

                  "Alabama Tracts" means, individually and collectively, as the context shall require, Borrower's leasehold estate created by the Alabama Lease in that certain tract or parcel of land located in Bon Air, Talladega County, Alabama and those certain other tracts or parcels of land located in Coosa County, St. Clair County and Tallapoosa County, Alabama owned by Borrower in fee simple, all of which tracts are more particularly described on Exhibit "A" attached hereto and by this reference made a part hereof as the "Alabama Tracts".

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                  "Bank" or "Banks" means Wachovia Bank of Georgia, N.A., a
national banking association, acting as Agent hereunder and each Bank and its permitted successors and assigns as defined in the Credit Agreement.

                  "Borrower" means Avondale Mills, Inc., an Alabama corporation, and its permitted successors and assigns.

                  "Credit Agreement" means the Amended and Restated Credit Agreement dated April 29, 1996, by and between Borrower, Agent, The First National Bank of Chicago, as Documentation Agent, and Banks, together with any and all renewals, substitutions, modifications, amendments, consolidations and extensions of the Credit Agreement.

                  "Default Condition" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

                  "Easements and Appurtenances" means and include all easements, rights-of-way, strips and gores of land, vaults, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, minerals, flowers, shrubs, crops, trees, timber and other emblements now or hereafter located on the Land or under or above the same or any part or parcel thereof, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances, reversion and reversions, remainder and remainders, whatsoever, in any way belonging, relating or appertaining to the Premises or any part thereof, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Borrower.

                  "Event of Default" has the meaning set forth in Section 4.1 hereof.

                  "Fixtures" means any and all items included in Plant, Equipment and Personal Property which constitute fixtures under the law of the state in which the Premises of which they constitute a part are located and any and all other items of personal property which are physically attached to Land or buildings thereon and any and all replacements and substitutions of any of the foregoing.

                  "Georgia Lease" means that certain Lease Agreement dated June 1, 1992 between the Georgia Lessor and Borrower recorded in Deed Book 411, page 42, Walton County, Georgia Records, as amended or modified from time to time.

                  "Georgia Lessor" means the Development Authority of Walton County.

                  "Georgia Tracts" means, individually and collectively, as the context shall require, Borrower's leasehold estate created by the Georgia Lease in that certain tract or parcel of land located in Walton County, Georgia, and those certain other tracts or parcels of land located in Tift County and Richmond County, Georgia owned by Borrower in fee simple, all of which tracts are more particularly described on Exhibit "A" attached hereto and by this reference made a part hereof as the "Georgia Tracts."

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                  "Instrument" means this Master Mortgage, Deed of Trust, Deed to Secure Debt, Uniform Commercial Code Security Agreement and Assignment of Leases, Rents and Profits, together with any and all renewals, substitutions, modifications, amendments, consolidations and extensions of this Instrument.

                  "Intercreditor Agreement" means the Amended and Restated Intercreditor Agreement dated April 29, 1996 between Borrower, Agent and SunTrust Bank, Atlanta, as amended or supplemented from time to time, pertaining to the SunTrust Collateral Plants.

                  "Land" means, individually and collectively, as the context shall require, the Georgia Tracts, the Alabama Tracts, the North Carolina Tracts and the South Carolina Tracts.

                  "Leases and Rents" means and include all leases, subleases, tenant contracts and rental agreements pertaining to the Premises whether now or hereafter existing and including, without limitation, all income, rents, issues, profits and revenues of the Premises at any time and from time to time now or hereafter accruing (including, without limitation, all payments under leases or tenancies, proceeds of insurance (including, without limitation, business interruption insurance), condemnation payments with respect to such income, rents, issues, profits and revenues, tenant security deposits, whether held by Borrower or in a trust account, payments to Borrower in connection with any sale of any Premises to a tenant or customer pursuant to the provisions of any lease and escrow funds), and all the estate, right, title, interest, property, possession, claim and demand whatsoever at law, as well as in equity, of Borrower of, in and to the same whether now or hereafter existing.

                  "Notes" means, individually and collectively, as the context shall require, the Revolver Loan Notes or the Swing Loan Note (as defined in the Credit Agreement) dated April 29, 1996, made by Borrower and payable to the order of a Bank, with the final payment being due April 28, 2001 (unless extended by the Banks in their sole and absolute discretion), together with any and all renewals, modifications, amendments, replacements and extensions thereof.

                  "North Carolina Tracts" means, individually and collectively, as the contract shall require, those certain tracts or parcels of land located in Lee County and Yancey County, North Carolina being more particularly described on Exhibit "A" attached hereto and by this reference made a part hereof as the "North Carolina Tracts."

                  "Permitted Encumbrances" means, as to each of the Premises, those matters identified as to such Premises on Exhibit "B", attached hereto and by this reference made a part hereof and, subject to the provisions of Section
5.11 of the Credit Agreement, outstanding security interests in Plant, Equipment and Personal Property.

                  "Plant, Equipment and Personal Property" means and include all buildings, structures and improvements of every nature whatsoever now or hereafter situated on the Land now or hereafter owned by Borrower or in which Borrower now or hereafter has rights (to the extent of such rights), and all gas and electric fixtures, radiators, heaters, engines and machinery, boilers, ranges, elevators and motors, plumbing and heating fixtures, carpeting and other floor coverings, fire extinguishers and any other safety equipment required by governmental

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regulation or law, washers, dryers, water heaters, mirrors, mantels, air conditioning apparatus, refrigerating plants, refrigerators, cooking apparatus and appurtenances, window screens, awning and storm sashes now or hereafter owned by Borrower, which are or shall be attached to said buildings, structures or improvements and all other furnishings, furniture, fixtures, machinery, equipment, appliances, racks, forklifts, building supplies and materials, books and records, chattels, contract rights, and personal property (excluding any Receivables Program Assets) of every kind and nature whatsoever now or hereafter owned by Borrower or in which Borrower now or hereafter has rights (to the extent of such rights) and now or hereafter located in, on or about, or used or intended to be used with or in connection with the use, operation or enjoyment of the Premises, including all extensions, additions, improvements, betterments, after-acquired property, renewals, replacements and substitutions, or proceeds from a sale of any of the foregoing; and all the right, title and interest of Borrower now or hereafter in any such furnishings, furniture, fixtures, machinery, equipment, appliances and personal property subject to or covered by any prior or superior security agreement, conditional sales contract, chattel mortgage or similar lien or claim, together with the benefit of any deposits or payments now or hereafter made by Borrower or on behalf of Borrower; and all personal property constituting proceeds hereafter acquired with cash proceeds of any of the Plant, Equipment and Personal Property described hereinabove; all of which are hereby declared and shall be deemed to be fixtures (except for the purpose of the definition of "Fixtures" above), and accessions to the Land and a part of the Premises as between the parties hereto and all persons claiming by, through or under them, and which shall be deemed to be a portion of the security for the Secured Obligations; provided, that the foregoing shall not include any equipment described in Exhibit "B" to the "Security Agreement," as defined in the Credit Agreement. The location of the Plant, Equipment and Personal Property is also the location of the Land.

                  "Premises" means and includes, collectively, the related Land, the Plant, Equipment and Personal Property, the Easements and Appurtenances and the Leases and Rents. Whenever the word "Premises" is preceded by the name of a state or city, for example, "Georgia Premises", such reference shall be deemed to mean and include that portion of the Premises located in the identified state or city.

                  "Required Banks" has the meaning set forth in the Credit Agreement.

                  "Secured Obligations" means and includes the following collectively:

                  (a) Any and all indebtedness, obligations and liabilities of Borrower to Agent and/or Banks now existing pursuant to, or hereafter arising out of, or otherwise relating to the any of the Transaction Documents, including, without limitation, all "Obligations", as that term is defined in the Credit Agreement and including, to the extent provided in such definition, indebtedness, obligation and liabilities under "Interest Rate Protection Agreements," as defined in the Credit Agreement, with any of the Banks.

                  (b) Any and all indebtedness, obligations and liabilities of Borrower to Agent and/or Banks now existing or hereafter arising, in either instance, under, by virtue of or pursuant to this Instrument.

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                  (c)      Any and all advances hereafter made by Agent and/or
                           Banks at any time to protect or preserve the Premises or the lien hereof on the Premises, or for taxes, assessments, insurance premiums or other advances authorized under the terms of this Instrument (whether or not the original Borrower remains the owner of the Premises at the time of any of such advances).

                  (d) Any and all other present and future indebtedness (i) now owing or (ii) which may at any time and from time to time hereafter be owing by Borrower to Agent and/or Banks arising, in either instance, out of or otherwise relating to the Credit Agreement or the other Transaction Documents, now existing or hereafter coming into existence, however and whenever incurred or evidenced, whether express or implied, direct or indirect, absolute or contingent, or due or to become due, joint, several, joint and several, if arising from, by virtue of, evidenced by or pursuant to any of the Transaction Documents and all renewals, substitutions, modifications, amendments, consolidations and extensions and restatements thereof.

                  "South Carolina Tracts" means, individually and collectively, as the context shall require, those certain tracts or parcels of land located in Oconee County, Aiken County and Edgefield County, South Carolina being more particularly described on Exhibit "A" attached hereto and by this reference made a part hereof as the "South Carolina Tracts."

                  "Tract or "Tracts" means, individually and collectively, as the context shall require, any one or all of the Georgia Tracts, the Alabama Tracts, the North Carolina Tracts and the South Carolina Tracts.

                  "Transaction Documents" means the Credit Agreement, the Notes, this Instrument, the other "Loan Documents" (as defined in the Credit Agreement) and any other instrument, document or other writing executed on or after the date hereof on behalf of Borrower evidencing, securing or otherwise relating to any of the Secured Obligations.

                  "SunTrust Collateral Plants" means the Premises identified as the "SunTrust Collateral Plants" on Exhibit "A" attached hereto and by this reference made a part hereof. The SunTrust Collateral Plants are located in Walton County, Georgia, Lee County, North Carolina and the Town of Walhalla, South Carolina.

                  "Trustee" means ____________, a resident of ____________
County, North Carolina with respect to the North Carolina Premises, together with any successor Trustee appointed pursuant to the provisions of this Instrument.

                                   ARTICLE II.
                                GRANTING CLAUSES

                  2.1 Granting Clause. In order to secure the full and prompt payment when due, whether by acceleration or otherwise, and full and prompt performance, of the Secured Obligations in such order of priority as Agent may elect, Borrower hereby mortgages, grants,

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conveys and warrants the Premises (i) as to the North Carolina Premises, to the
Trustee, for the benefit of the Agent, as beneficiary, for itself and the other Banks ratably, and (ii) as to all other Premises, to the Agent, for the ratable benefit of the Banks, and grants (i) as to the North Carolina Premises, to the Trustee, for the benefit of the Agent, as beneficiary, for itself and the other Banks ratably, and (ii) as to all other Premises, to the Agent, for the ratable benefit of the Banks, a security interest in the Premises as more particularly set forth in this Article:

                           2.1.1 Alabama Premises. Borrower hereby does grant,
bargain, sell, assign and convey unto Agent for the ratable benefit of the Banks, the successors, successors-in-title and assigns of Agent, for the benefit of the Banks, the Alabama Tracts and all rights with respect thereto (including, without limitation, any purchase or extension options Borrower may have under the Alabama Lease including under Section 5.6 thereof), together with the Plant, Equipment and Personal Property, the Easements and Appurtenances, and the Leases and Rents pertaining to the Alabama Tract, to have and to hold forever.

                           2.1.2 Georgia Premises. Borrower hereby does grant,
bargain, sell, assign and convey unto Agent, the successors, successors-in-title and assigns of Agent, for the benefit of the Banks, the Georgia Tracts and all rights with respect thereto, (including, without limitation, any purchase or extension options Borrower may have under the Georgia Lease including under
Section 5.6 thereof), together with the Plant, Equipment and Personal Property, the Easements and Appurtenances and the Leases and Rents pertaining to each such tract, to have and to hold in fee simple forever. With respect to the Georgia Tracts, this Instrument is intended to operate and is to be construed as a deed passing title to those tracts to Agent and not as a mortgage and is made under those provisions of the existing laws of the State of Georgia relating to deeds to secure debt.

                           2.1.3 North Carolina Premises. Borrower as grantor
hereby does irrevocably grant, bargain, sell, assign and convey unto Trustee in trust with power of sale under and subject to the terms hereof, for the benefit of the Agent, as beneficiary for itself and the other Banks ratably, the North Carolina Tracts, together with the Plant, Equipment and Personal Property, the Easements and Appurtenances, and the Leases and Rents pertaining to the North Carolina Tracts, to have and hold forever.

                           2.1.4 South Carolina Premises. Borrower hereby does
grant, bargain, sell, alien, remise, release, assign, convey, transfer, mortgage, hypothecate, pledge, deliver, set over, warrant and confirm into Agent, for the benefit of the Banks and their successors or assigns, all right, title and interest of Borrower in and to the South Carolina Tracts, together with the Plant, Equipment and Personal Property, the Easements and Appurtenances, and the Leases and Rents pertaining to the South Carolina Tracts, to have and hold forever.

                  2.2 Warranty of Title. Borrower does warrant and will forever defend the title to the Premises against the claims of all persons whomsoever, except as to the Permitted Encumbrances. Borrower represents and warrants that it is lawfully seized of the Land in fee simple absolute (except for the Tracts which are leased pursuant to the Alabama Lease and the Georgia Lease), that Borrower has good right and is lawfully authorized to sell, convey or

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encumber the Premises and that the Premises are free and clear of all encumbrances except liens for real property taxes not yet due and payable and Permitted Encumbrances.

                  2.3 Defeasance. Should the Secured Obligations secured by this Instrument be paid and satisfied according to the tenor and effect thereof when the same shall become due and payable and the obligations of the Banks under the Credit Agreement be terminated in writing, then this Instrument and the conveyance effected and the liens and security interests granted hereby shall be released and terminated and shall be cancelled and surrendered. Upon payment and satisfaction of the Secured Obligations in full and the termination of the obligations of the Banks and the Agent under the Credit Agreement, Agent shall execute, in recordable form, and deliver to Borrower such instruments as are required to release and terminate of record this Instrument.

                  2.4 Future Disbursements. This Instrument secures, among other obligations, all present and future loan disbursements made by Agent and/or Banks to Borrower which are included in the Secured Obligations. The Notes evidence a revolving credit facility under the Credit Agreement and there may be advances, repayment and disbursements or readvances of principal from time to time. It is expressly agreed that the outstanding principal balance under the Notes may, from time to time, be reduced to a zero balance without such repayment operating to extinguish and release the lien, security title and security interest created by this Instrument. This Instrument shall remain in full force and effect as to any subsequent future advances made after such zero balance without loss of priority until the Secured Obligations are paid in full and satisfied and all agreements between Borrower and Banks for further advances have been terminated. Borrower waives the operation of any applicable statute, law or regulation having a contrary effect. For purposes of North Carolina law, the amount of present obligations secured hereby is $____________. For purposes of the North Carolina Premises and the South Carolina Premises only, the aggregate outstanding principal amount of such loan disbursements secured by this Instrument shall not exceed ___,000,000 and No/100 Dollars ($___,000,000); provided, however, that said maximum amount may be increased as aforesaid and by such additional sums and amounts as may be advanced by Agent and/or Banks pursuant to the provisions of this Instrument for the protection and preservation of the Premises, interest, attorneys' fees and court costs.

                                  ARTICLE III.
                              COVENANTS OF BORROWER

                  3.1 Payment of Indebtedness. Borrower will pay the Secured Obligations according to the tenor thereof and all other sums now or hereafter secured hereby promptly as the same shall become due.

                  3.2      Taxes, Liens and Other Charges.

                           3.2.1 In the event of the passage of any state,
federal, municipal or other governmental law, order, rule or regulation, subsequent to the date hereof, in any manner changing or modifying the laws now in force governing the taxation of debts secured by mortgages, deeds of trust or deeds to secure debt (not including tax on interest or fee income

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associated with such debt) or the manner of collecting taxes so as to adversely affect Agent or the Banks, Borrower will, subject to Subsection 3.2.5, promptly pay any such additional tax, except to the extent this Instrument relates to any of the SunTrust Collateral Plants.

                           3.2.2 Borrower will, subject to Subsection 3.2.5,
pay, before the same become delinquent, all taxes, liens, assessments and charges of every character including all utility charges, whether public or private, already levied or assessed or that may hereafter be levied or assessed upon or against the Premises; and upon demand will furnish Agent receipted bills evidencing such payment.

                           3.2.3 Borrower will not, subject to Subsection 3.2.5,
suffer any mechanic's, materialman's, laborer's, statutory or other lien to be created and to remain outstanding upon all or any part of the Premises, except for inchoate liens securing obligations not for borrowed money which are not yet due and payable and except for the Permitted Encumbrances.

                           3.2.4 Borrower, to the full extent permitted by
applicable law, shall, subject to Subsection 3.2.5, indemnify and hold Agent and Banks harmless from, or shall reimburse Agent and Banks for, any and all intangible tax, documentary stamp tax, mortgage tax, note tax or other like or similar tax (excluding income, franchise or capital taxes imposed on the income of Agent or Banks) imposed with respect to this Instrument or under any power of sale herein granted, any of the other Transaction Documents, or the Secured Obligations, and from any interest, charges or penalties assessed with respect thereto, except to the extent any of the foregoing relate to any of the SunTrust Collateral Plants.

                           3.2.5 The Borrower shall have the right to contest by
appropriate proceedings any taxes, liens, assessments or other charges described in Subsections 3.2.1 through 3.2.4, inclusive, provided that it has established adequate reserves therefor.

                  3.3      Insurance.

                           3.3.1 So long as any portion of the Secured
Obligations remains unpaid, Borrower, at its expense, shall procure and maintain for the benefit of Agent and Banks, insurance policies issued by such insurance companies, and in such amounts as are required by Section 5.17 of the Credit Agreement. All insurance required by this Subsection 3.3.1 which protect against physical damage to the Plant, Equipment and Personal Property shall contain a standard mortgagee clause (without contribution) in favor of Agent and Banks, shall not be terminable without thirty (30) days' prior written notice to Agent, and shall be evidenced by original policies or certified copies of policies deposited with Agent, to be held by Agent until the Secured Obligations shall have been fully paid and discharged. All other insurance policies, such as general liability policies, required by the terms of this Instrument shall be evidenced by certificates delivered to Agent and in case of cancellation, shall provide for thirty (30) days' prior written notice to Agent.

                           3.3.2 Following the occurrence and during the
continuance of an Event of Default, Agent is hereby authorized and empowered, at its option, to adjust or compromise

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any loss under any insurance policies maintained pursuant to this Section 3.3, and to collect and receive the proceeds from any such policy or policies, and each insurance company is hereby authorized and directed to make payment for all such losses directly to Agent, for the ratable benefit of the Banks, instead of to Borrower and Agent jointly. In the event any insurance company fails to disburse directly and solely to Agent but disburses instead either solely to Borrower or to Borrower and Agent jointly, Borrower agrees immediately to endorse and transfer such proceeds to Agent. Upon the failure of Borrower to endorse and transfer such proceeds as aforesaid, Agent may execute such endorsements or transfers for and in the name of Borrower and Borrower hereby irrevocably appoints Agent as Borrower's agent and attorney-in-fact so to do. After deducting from said insurance proceeds all of its expenses incurred in the collection and administration of such sums, including attorneys' fees, Agent may apply the net proceeds or any part thereof, at its option, (i) to the payment of the Secured Obligations, whether or not due and in whatever order the Required Banks elect, (ii) to the repair and/or restoration of the Premises or (iii) for any other purposes or objects for which Agent is entitled to advance funds under this Instrument; all without affecting the lien of this Instrument. Agent shall not be held responsible for any failure to collect any insurance proceeds due under the terms of any policy regardless of the cause of such failure absent gross negligence or willful misconduct. Reference is made to Subsection 3.5.3.

                           3.3.3 Not less than thirty (30) days prior to the
expiration date of each policy maintained pursuant to this Section 3.3, evidence of a renewal or replacement thereof satisfactory to Agent shall be delivered to Agent. At the request of Agent, Borrower shall deliver to Agent receipts evidencing the payment for all such insurance policies and renewals or replacements. In the event of the foreclosure of this Instrument or any other transfer of title to any of the Premises in extinguishment, in whole or in part, of the Secured Obligations, all right, title and interest of Borrower in and to all insurance policies then in force with respect to such Premises shall pass to the purchaser or grantee.

                           3.3.4 Any provision of this Instrument to the
contrary notwithstanding, this Section 3.3 and Section 3.4 and the rights and obligations of Borrower and Agent hereunder with respect to insurance and condemnation are in all respects subject to and subordinate to the Alabama Lease, the Georgia Lease and any security agreements, mortgages, deeds of trust or deeds to secure debt prior or superior to this Instrument and the rights of the lessors thereunder or parties secured thereby relating to the collection and disposition of insurance and condemnation proceeds.

                  3.4 Condemnation. Following the occurrence and during the continuance of an Event of Default, if all or any material portion of the Premises shall be damaged or taken through condemnation (the term "condemnation" when used in this Instrument shall include any damage or taking by any governmental or quasi-governmental authority and any transfer by private sale in lieu thereof), either temporarily or permanently, then the Secured Obligations shall, at the option of the Required Banks, become immediately due and payable, and Agent, for the ratable benefit of the Banks, shall be entitled to receive all compensation, awards and other payments or relief thereof. In such event, Agent is hereby authorized, at its option, to commence, appear in and prosecute, in its own or in Borrower's name, any action or proceeding relating to any condemnation, and to settle or compromise any claim in connection therewith,

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and all such compensation, awards, damages, claims, rights of action and proceeds and the right thereto are hereby assigned by Borrower to Agent, for the ratable benefit of the Banks. After deducting from said condemnation proceeds all of its expenses incurred in the collection and administration of such sums, including attorney's fees, Agent may apply the net proceeds or any part thereof, at the option of the Required Banks, (a) to the payment of the Secured Obligations, whether or not due and in whatever order the Required Banks elect,
(b) to the repair and/or restoration of the Premises, or (c) for any other purposes or objects for which Agent is entitled to advance funds under this Instrument, all without affecting the lien of this Instrument; and any balance of such moneys then remaining shall be paid to Borrower. Borrower agrees to execute such further assignment of any compensation, awards, damages, claims, rights of action and proceeds as Agent may require. If, prior to the receipt by Agent of such award or proceeds, the Premises shall have been sold on foreclosure of this Instrument, Agent, for the ratable benefit of the Bank, shall have the right to receive such award or proceeds to the extent of any unpaid Secured Obligations following such sale, with interest thereon at the "Default Rate" (as defined in the Credit Agreement), whether or not a deficiency judgment on this Instrument shall have been sought or recovered, and to the extent of reasonable actual counsel fees, costs and disbursements incurred by Agent in connection with the collection of such award or proceeds. Reference is made to Subsections 3.3.4 and 3.5.3.

                  3.5      Care of Premises.

                           3.5.1 Borrower will keep the buildings, parking
areas, roads and walkways, recreational facilities, landscaping and all other improvements of any kind now or hereafter erected on the Land or any part thereof in good condition and repair, and in substantial compliance with all applicable laws, except to the extent failure would not have a material adverse effect on the usefulness or value of the Premises, and will not commit or suffer any waste and will not do or suffer to be done anything (other than that which is inherent in the ordinary course of Borrower's business operations) which will unreasonably increase the risk of fire or other hazard to the Premises or any part thereof.

                           3.5.2 Borrower will not remove or demolish nor
materially alter the structural character of any improvement located on the Land without the written consent of the Agent (at the direction of the Required Banks) except to the extent failure would not have a material adverse effect on the usefulness or value of the Premises.

                           3.5.3 If the Premises or any part thereof is
materially damaged by fire or any other cause, or any material portion thereof is taken by condemnation, Borrower will give immediate written notice thereof to Agent. Borrower shall either (i) repair or restore such property to the extent reasonably practical, and may use the proceeds of any insurance or condemnation award for such purpose, with any amounts thereof not so used to be paid to the Agent for application to the Secured Obligations, or (ii) treat such event as a sale of assets for purposes of Sections 2.08(b) and 5.14 of the Credit Agreement. The provisions of this Subsection 3.5.3 are subject to the provisions of Subsection 3.3.2 (as to insurance) and Section 3.4 (as to condemnation) upon the occurrence and during the continuance of an Event of Default.

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                  3.6      Leases, Contracts, Etc.

                           3.6.1 As additional collateral and further security
for the Secured Obligations, Borrower does hereby assign as a present and absolute assignment (to the extent assignable pursuant to the terms thereof) to Agent, for the benefit of Banks, all of Borrower's right, title and interest now existing or hereafter arising in and to any and all Leases and Rents, franchise agreements, management contracts, construction contracts, and other contracts (not included in the definition of Leases and Rents), licenses and permits now or hereafter affecting the Premises, or any part thereof, (reserving only to Borrower the right to collect currently due and payable income, rents, issues, profits, charges and revenues from the Premises until such time, if any, as an Event of Default shall exist and be continuing). The foregoing is intended to be a present and absolute assignment and not merely the passing of a security interest. Borrower agrees to execute and deliver to Agent, such additional instruments, in form and substance reasonably satisfactory to Agent, as may hereafter be reasonably requested by Agent further to evidence and confirm said assignment; provided, however, that acceptance of any such assignment shall not be construed as a consent by Agent to any lease, tenant contract, rental agreement, franchise agreement, management contract, construction contract, or other contract, license or permit, or to impose upon Agent, any obligation with respect thereto.

                           3.6.2 Borrower shall furnish to Agent, within twenty
(20) days after a receipt of a request by Agent to do so, such information as Agent or any Bank from time to time may reasonably request concerning the leases, tenant contracts and rental agreements.

                  3.7      Security Agreement.

                           3.7.1 PARTS OF THE PREMISES ARE, OR ARE TO BECOME,
FIXTURES ON THE LAND. Insofar as the Plant, Equipment and Personal Property and the Leases and Rents are concerned, this Instrument is hereby made and declared to be a security agreement, and a security interest is hereby granted by Borrower to Agent, for the ratable benefit of Banks, encumbering each and every item of Plant, Equipment and Personal Property and of Leases and Rents in compliance with the provisions of the applicable Uniform Commercial Code. A financing statement or statements reciting this Instrument to be a security agreement, affecting all of said personal property aforementioned, shall be executed by Borrower and Agent and appropriately filed. The remedies for any violation of the covenants, terms and conditions of the security agreement herein contained shall be (i) as prescribed herein, or (ii) as prescribed by general law, or (iii) as prescribed by the specific statutory consequences now or hereafter enacted and specified in the applicable Uniform Commercial Code, all at Agent's sole election. Borrower and Agent agree that the filing of such financing statement(s) in the records normally having to do with personal property shall never be construed as in anywise derogating from or impairing this declaration and hereby stated intention of Borrower and Agent that everything used in connection with the production of income from the Premises and/or adapted for use therein and which is described or reflected in this Instrument as part of the Plant, Equipment or Personal Property, is, and at all times and for all purposes and in all proceedings both legal or equitable shall be, regarded as part of the real estate irrespective of whether (a) any such item is physically attached to the improvements, (b) serial numbers are used for the better identification of certain items capable of being thus identified in a recital contained herein, or (c) any such item

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is referred to or reflected in any such financing statement(s) so filed at any time. Similarly, the mention in any such financing statement(s) of the rights in and to (aa) the proceeds of any fire and/or hazard insurance policy, or (bb) any award in eminent domain proceedings for a taking or for loss of value, or (cc) Borrower's interest as lessor in any present or future lease or rights to income growing out of the use and/or occupancy of the Premises, whether pursuant to lease or otherwise, shall never be construed as in anywise altering any of the rights of Agent, Banks or Borrower as determined by this instrument or impugning the priority of Agent's lien granted hereby or by any other recorded document, but such mention in such financing statement(s) is declared to be for the protection of Agent and Banks in the event any court shall at any time hold with respect to the foregoing (aa), (bb) or (cc), that notice of Agent's priority of interest to be effective against a particular class of persons, must be filed in the Uniform Commercial Code records.

                           3.7.2 Borrower warrants that (i) Borrower's (that is,
"Debtor's") name, identity or corporate structure and residence or principal place of business are as set forth in Subsection 3.7.3 hereof; (ii) Borrower (that is, "Debtor") has been using or operating under said name, identity or corporate structure without change for the time period set forth in Subsection
3.7.3 hereof; (iii) that Borrower is duly qualified to do business in each state in which the Land is located; and (iv) the location of the Plant, Equipment and Personal Property is upon the Land, except as permitted in the Security Agreement. Borrower covenants and agrees that: (i) Borrower will furnish Agent with notice of any change in the matters addressed by clauses (i) or (iii) of this Subsection 3.7.2 within thirty (30) days of the effective date of any such change; (ii) Borrower will promptly execute any financing statements or other instruments deemed necessary by Agent to prevent any filed financing statement from becoming misleading or losing its perfected status; and (iii) and that Borrower will remain qualified to do business in each state in which the Land is located.

                           3.7.3 Upon execution by Agent (where local practice
requires the same), this Instrument shall constitute a financing statement filed as a fixture filing under the Uniform Commercial Code in the real estate records of the county or city in which the Premises is located with respect to all fixtures which are a part of the Premises and with respect to any goods or other personal property that may now be or hereafter become a fixture. The information contained in this Subsection 3.7.3 is provided in order that this Instrument shall comply with the requirements of the applicable Uniform Commercial Code for instruments to be filed as financing statements, to perfect the security interests with respect to fixtures. The names of the "Debtor" and the "Secured Party", the identity or corporate structure and residence or principal place of business of "Debtor", and the time period for which "Debtor" has been using or operating under said name and identity or corporate structure without change, are as set forth in Exhibit "C", attached hereto and by this reference made a part hereof; the mailing address of the "Secured Party" from which information concerning the security interest may be obtained, and the mailing address of Borrower (that is, "Debtor"), are as set forth in Section 5.5 of this Instrument; and a statement indicating the types, or describing the items, of collateral is set forth hereinabove.

                           3.7.4 Conflict with Security Agreement. To the extent
any of the provisions of this Instrument pertaining to Plant, Equipment and Personal Property are in conflict

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with any provisions of the Security Agreement, the conflicting provisions of the
Security Agreement shall govern and control over the conflicting provisions of this Instrument.

                  3.8 Further Assurances; After Acquired Property. At any time, and from time to time, upon reasonable request by Agent, Borrower will make, execute and deliver or cause to be made, executed and delivered, to Agent and, where appropriate, cause to be recorded and/or filed and from time to time thereafter to be re-recorded and/or refiled at such time and in such offices and places as shall be deemed desirable by Agent, any and all such other and further mortgages, deeds of trust, security agreements, financing statements, continuation statements, instruments of further assurance, certificates and other documents as may, in the opinion of Agent reasonably exercised, be necessary or desirable in order to effectuate, complete, or perfect, or to continue and preserve (a) the obligation of Borrower under the Secured Obligations and under this Instrument and (b) the lien and security interests granted by this Instrument as a first and prior lien (except for the Permitted Encumbrances) upon and in and to all of the Premises, whether now owned or hereafter acquired by Borrower, as well as any certificates, petitions or other instruments reasonably requested by the Agent for allocation of stamp, intangible, recording or similar tax liability relating to the filing of this Instrument for record as to multiple Premises. Upon any failure by Borrower so to do, Agent may make, execute, record, file, re-record and/or refile any and all such mortgages, security agreements, deeds of trust, financing statements, continuation statements, instruments, certificates and documents for and in the name of Borrower and Borrower hereby irrevocably appoints Agent the agent and attorney-in-fact of Borrower so to do. The lien of this Instrument and the security interest created hereby will automatically attach, without further act, to after-acquired personal property attached to, or located on, the Land and/or used in connection with the operation of the Premises or any part thereof.

                  3.9 Expenses. Borrower will pay or reimburse Agent and Banks, upon demand therefor, for all reasonable actual attorneys' fees, costs and expenses incurred by Agent or any Bank in any suit, action, legal proceeding or dispute of any kind in which Agent and/or Banks are made a party or appear as party plaintiff or defendant, affecting the Secured Obligations secured hereby, this Instrument or the interest created herein, or the Premises, including, but not limited to, the exercise of the power of sale contained in this Instrument or the foreclosure of this Instrument, any condemnation action involving the Premises or any action to protect the security hereof; and any such amounts paid by Agent or any Bank shall be included in the Secured Obligations secured by the lien of this Instrument. Notwithstanding the foregoing, neither Agent nor any Bank shall be entitled to recover any such expenses in any such suit by Agent or such Bank against Borrower if such suit results in a judicial determination in favor of Borrower with respect to the subject matter thereof or results in a determination of liability against Agent or such Bank based on an act of gross negligence or willful misconduct.

                  3.10 Subrogation. Agent shall be subrogated to all right, title, equity liens and claims of all persons, firms or corporations to whom Borrower has paid or pays, or to whom monies are paid, from the proceeds of the Secured Obligations in the settlement of claims, liens or charges or for the benefit of Borrower.

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                  3.11     Limit of Validity. If from any circumstances
whatsoever fulfillment of any provision of this Instrument, the Notes or any of the other Transaction Documents (as defined in the Credit Agreement) at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then ipso facto the obligation to be fulfilled shall be reduced to the limit of such validity, so that in no event shall any exaction be possible under this Instrument that is in excess of the current limit of such validity, but such obligation shall be fulfilled to the limit of such validity.

                  3.12 Junior Encumbrances. Borrower shall not further mortgage, encumber or pledge all or any part of the Premises or of Borrower's interest in the Premises or any part thereof, except for Permitted Encumbrances.

                  3.13     Ground Lease.

                           3.13.1 Borrower shall duly and punctually perform all
terms, covenants, conditions and agreements imposed on the tenant (or lessee) or the Premises or any part thereof by the Alabama Lease and the Georgia Lease, and will do all other things necessary to preserve and keep unimpaired the rights of Borrower under the Alabama Lease and the Georgia Lease.

                           3.13.2 Borrower represents that the Alabama Lease and
the Georgia Lease are in full force and effect and there is no existing default or event of default under the Alabama Lease or the Georgia Lease or in the performance of any of the terms, covenants, conditions, or warranties thereof on the part of tenant (or lessee) to be kept, performed and observed.

                           3.13.3 Borrower represents that it has heretofore
furnished Agent true and complete copies of the Alabama Lease and the Georgia Lease and all amendments relating thereto, and all consents of third parties required by the Alabama Lease and the Georgia Lease, or any other document or instrument relating thereto, for the execution and delivery of this Instrument, including the consents of the Alabama Lessor and the Georgia Lessor, if required by the Alabama Lease and the Georgia Lease.

                           3.13.4 Borrower shall within three (3) days following
receipt by Borrower of any written notice from the landlord (or lessor) under the Alabama Lease or the Georgia Lease, furnish a copy of such notice to Agent. With respect to any default on the part of the Alabama Lessor or the Georgia Lessor under the Alabama Lease or the Georgia Lease, as applicable, and of the occurrence of any event which, with or without any notice or lapse of time or both, would constitute a default on the part of the Alabama Lessor or the Georgia Lessor under the Alabama Lease or the Georgia Lease, as applicable, Borrower will (i) forward to Agent any written notice thereof by Borrower to the Alabama Lessor or the Georgia Lessor, as applicable, simultaneously with the delivery thereof to the Alabama Lessor or the Georgia Lessor, as applicable, and
(ii) promptly notify Agent of any other such occurrence or condition of which Borrower has actual knowledge.

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                           3.13.5 Borrower shall not, without the express
written consent of and joinder by the Agent (at the direction of the Required Banks), amend or modify in any material respect, supplement, surrender, terminate, cancel or assign the Alabama Lease or the Georgia Lease or any option to renew or extend the term thereof. Borrower hereby assigns to the Agent for the benefit of the Banks all rights which Borrower may have now or in the future to amend or modify in any material respect, supplement, surrender, terminate, cancel or assign the Alabama Lease or the Georgia Lease. Any such amendment or modification in any material respect, supplement, surrender, termination, cancellation or assignment of the Alabama Lease or the Georgia Lease made, suffered to be made or consented to by Borrower without the Agent's prior written consent shall be void and of no force and effect.

                           3.13.6 So long as any Event of Default exists
hereunder, Borrower hereby authorizes Agent, and hereby appoints Agent its attorney-in-fact (which appointment is coupled with an interest), to name any arbitrators or appraisers which Borrower, as tenant (or lessee) under the Alabama Lease or the Georgia Lease, has the right to appoint by virtue of the Alabama Lease or the Georgia Lease.

                           3.13.7 Without limiting the generality of any other
provision of this Instrument, Borrower covenants and agrees (i) that the lien of this Instrument shall automatically and without further action by Borrower, Agent or the Lenders, extend and attach to any further or greater estate in and to the Alabama Tract subject to the Alabama Lease or the Georgia Tract subject to the Georgia Lease hereafter acquired by Borrower, in addition to remaining a lien on the leasehold estate, (ii) that the acquisition by Borrower of any further and greater estate in and to the Alabama Tract subject to the Alabama Lease or the Georgia Tract subject to the Georgia Lease, shall not, without the express written consent of and joinder by the Agent (acting at the direction of the Required Banks), result in a merger of the leasehold estate under the Alabama Lease or the Georgia Lease, as applicable, into such further and greater estate, and (iii) that, in the event of acquisition of any such further or greater estate, Borrower will execute and deliver to Agent for the benefit of the Banks such supplemental mortgages, spreader agreements and other documents as the Agent shall reasonably require in order to effectuate the foregoing. Where the lien of this Instrument has been extended to cover any interest of Borrower in the fee estate, in the event of any foreclosure sale under this Mortgage, Agent will have the right to sell the leasehold estate and the fee interest of Borrower separately or together at the election of the Required Banks.

                           3.13.8 If, and to the extent, that compliance with
any term, provision, covenant or agreement contained in this Instrument would constitute a breach of any term, provision, covenant or agreement contained in the Alabama Lease or the Georgia Lease giving the landlord (or lessor) thereunder the right to declare a default or event of default thereunder, then, but only to such extent, compliance with such term, provision, covenant or agreement contained in this Instrument shall not be required.

                           3.13.9 In the event of any failure by Borrower to
perform any covenant on the part of the tenant (or lessee) to be performed under the Alabama Lease or the Georgia Lease after the giving of any applicable notice to do so from the Agent or from the landlord (or lessor) under the Alabama Lease or the Georgia Lease, as applicable, or upon receipt by Agent from the

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landlord (or lessor) under the Alabama Lease or the Georgia Lease of any written notice of the occurrence of any default or event of default by the tenant (or lessee) thereof, Agent may take any action reasonably deemed by Agent to be necessary or advisable to prevent or to cure such default or event of default, regardless of whether the existence of such default or event of default or the nature thereof be questioned or denied by Borrower or by any party on behalf of Borrower. Borrower hereby expressly grants to Agent, and agrees that Agent shall have the absolute and immediate right to enter into and upon the Premises or any part thereof to such extent and as often as Agent reasonably deems necessary or desirable in order to cure any such default or event of default by the tenant
(or lessee) under the Alabama Lease or the Georgia Lease. Any and all costs and expenses (including but not limited to legal fees and disbursements) incurred by Agent in connection with any such actions will be immediately due and payable by Borrower on demand and will bear interest at the "Default Rate" (as defined in the Credit Agreement) from the time of advancement by Agent until repaid.

                           3.13.10 Borrower will not subordinate or consent to
the subordination to the Alabama Lease or the Georgia Lease to any mortgage, security deed, deed of trust, lease or other interest on or in the landlord's (or lessor's) interest in all or any part of the Alabama Tract subject to the Alabama Lease or the Georgia Tract subject to the Georgia Lease, unless in each case, the written joinder and consent of the Agent (acting at the direction of the Required Banks shall have been first had and obtained).

                           3.13.11 Upon the Agent's written request, Borrower
will submit satisfactory evidence of payment of all of Borrower's monetary obligations under the Alabama Lease and the Georgia Lease (including but not limited to ground rent, taxes, assessments, insurance premiums and operating expenses).

                           3.13.12 Agent will have the right to appear in and
participate in all proceedings, including any arbitration proceedings, which could effect Agent's security or the provisions of the Alabama Lease or the Georgia Lease or that which relates to the Tracts subject thereto. Borrower agrees to pay promptly upon demand all reasonable costs and expenses of the Agent (including, but not limited to, reasonable legal fees and disbursements) actually incurred in any such proceedings.

                                  ARTICLEL IV.
                              DEFAULT AND REMEDIES

                  4.1 Events of Default. The terms "Default", "Event of Default" or "Events of Default", wherever used in this Instrument, mean any Event of Default as defined in the Credit Agreement.

                  4.2 Acceleration of Maturity. If an Event of Default shall have occurred and be continuing and shall not have been expressly waived in writing by Agent, then the Secured Obligations secured hereby shall, by written notice as provided in the Credit Agreement, immediately become due and payable without further notice or demand, time being of the essence of this Instrument and the rate of interest with respect thereto shall be as provided in

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Section 2.05 of the Credit Agreement; and no omission on the part of Agent to exercise such option when entitled to do so shall be construed as a waiver of such right.

                  4.3 Agent's Right to Enter and Take Possession, Operate and Apply Revenues.

                           4.3.1 If an Event of Default shall have occurred and
be continuing and shall not have been expressly waived in writing by Agent, then, subject to the provisions of Section 5.16, Borrower, upon demand of Agent, shall forthwith surrender to Agent the actual possession of the Premises and if, and to the extent, permitted by law, Agent itself, or by such officers or agents as it may appoint, may enter and take possession of all the Premises without the appointment of a receiver, or an application therefor, and may exclude Borrower and its agents and employees wholly therefrom, and may have access to the books, papers and accounts of Borrower. Borrower waives the posting of any bond in the event Agent elects to take possession.

                           4.3.2 If Borrower shall for any reason fail to
surrender or deliver the Premises or any part thereof after such demand by Agent, Agent may obtain a judgment or decree conferring upon Agent the right to immediate possession or requiring Borrower to deliver immediate possession of the Premises to Agent, to the entry of which judgment or decree Borrower hereby specifically consents. Borrower will pay to Agent, upon demand, all reasonable actual expenses of obtaining such judgment or decree, including reasonable actual compensation to Agent, its attorneys and agents; and all such expenses and compensation shall, until paid, be secured by the lien of this Instrument.

                           4.3.3 Upon every such entering upon or taking of
possession, Agent may hold, store, use, operate, manage and control the Premises and conduct the business thereof, and, from time to time (i) make all necessary and proper maintenance, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon and purchase or otherwise acquire additional fixtures, personalty and other property; (ii) insure or keep the Premises insured; (iii) manage and operate the Premises and exercise all the rights and powers of Borrower to the same extent as Borrower could in its own name or otherwise with respect to the same; and (iv) enter into any and all agreements with respect to the exercise by others of any of the powers herein granted Agent, all as Agent from time to time may determine to be in its best interest. Agent may collect and receive all the rents, issues, profits and revenues from the Premises, including those past due as well as those accruing thereafter, and, after deducting (aa) all reasonable actual expenses of taking, holding, managing and operating the Premises (including reasonable actual compensation for the services of all persons employed for such purposes); (bb) the cost of all such maintenance, repairs, renewals, replacements, additions, betterments, improvements, purchases and acquisitions; (cc) the cost of such insurance; (dd) such taxes, assessments and other similar charges as Agent may at its option pay; (ee) other proper charges upon the Premises or any part thereof; and (ff) the reasonable actual compensation, expenses and disbursements of the attorneys and agents of Agent, Agent shall apply the remainder of the moneys and proceeds so received by Agent, first to the payment of accrued interest; second, to the payment and satisfaction of the Secured Obligations currently due (whether by acceleration or otherwise); and third, to the Borrower.

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                           4.3.4 Whenever all that is due (whether by
acceleration or otherwise) upon such Secured Obligations and under any of the terms, covenants, conditions and agreements of this Instrument, shall have been paid and all Events of Default made good, Agent shall surrender possession of the Premises to Borrower, its successors or assigns. The same right of taking possession, however, shall exist if any subsequent Event of Default shall occur.

                  4.4 Performance by Agent of Defaults by Borrower. If Borrower shall default in the payment, performance or observance of any term, covenant or condition of this Instrument, Agent may, at its option and after using best efforts to notify Borrower, pay, perform or observe the same, and all payments made or costs or expenses incurred by Agent in connection therewith, shall be secured hereby and shall be, without demand, immediately repaid by Borrower to Agent with interest thereon at a rate per annum equal to the "Default Rate" (as defined in the Credit Agreement) calculated on the basis set forth in the Credit Agreement. Agent shall be the sole judge of the necessity for any such actions and of the amounts to be paid, but shall exercise such judgment reasonably and in good faith. Agent is hereby empowered to enter and to authorize others to enter upon the Premises or any part thereof for the purpose of performing or observing any such defaulted term, covenant or condition without thereby becoming liable to Borrower or any person in possession holding under Borrower except for gross negligence or willful misconduct.

                  4.5 Receiver. If an Event of Default shall have occurred and be continuing and shall not have been expressly waived by Agent, then, subject to the provisions of Section 5.16, Agent, upon application to a court of competent jurisdiction, shall be entitled (except as to the South Carolina Premises) as a matter of strict right without notice and without regard to the occupancy or value of any security for the Secured Obligations secured hereby or the adequacy or inadequacy of such security and without the requirement of any bond or the solvency of any party bound for its payment and satisfaction, to the appointment of a receiver to take possession of and to operate the Premises and to collect and apply the rents, issues, profits and revenues thereof. As to the South Carolina Premises, Agent may apply to a court of competent jurisdiction pursuant to S.C. Code Ann. 15-65-10, et seq., as amended from time to time for the appointment of a receiver to take possession of and to operate the South Carolina Premises and to collect and apply the rents, issues, profits and revenues thereof. As to the South Carolina Premises, Agent agrees to notify Borrower of its application for the appointment of a receiver at least four (4) days prior to such appointment, unless the court to which such application is made prescribes a shorter time. The receiver shall have all of the rights and powers permitted under the laws of the state wherein the Land is situated. Borrower will pay to Agent upon demand all expenses, including receiver's fees, reasonable actual attorneys' fees, costs and agent's compensation, incurred pursuant to the provisions of this Section 4.5; and all such reasonable actual expenses shall be secured by this Instrument.

                  4.6 Enforcement. If an Event of Default shall have occurred and be continuing and shall not have been expressly waived by Agent, concerning enforcement by judicial foreclosure or exercise of private power of sale, Agent shall have the following options, subject to the provisions of
Section 5.16:

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                           4.6.1 With respect to the Alabama Premises, this
subsection shall apply. Agent, its agents or its attorneys, at its option, may sell the Alabama Premises or any part of the Alabama Premises (including, without limitation, all of the rights of Borrower under the Alabama Lease) before the entrance of the courthouse in the county or counties where the Alabama Premises is located, at public outcry for cash or credit, after first giving notice of the time, place and terms of said sale by publication once a week for three (3) successive weeks prior to said sale in the newspaper customarily used for such notices published in said county and state in which the Alabama Premises is located; and upon receipt of the purchase money, Agent, its agents or its attorneys, or any person conducting said sale for it, is authorized to execute to the purchaser at said sale a deed to the property so purchased in the name of Borrower, and such purchaser shall not be held to inquire as to the application of the proceeds of such sale. At said foreclosure sale, the Alabama Premises may be offered for sale and sold as a whole or in part as Agent may elect. The presence of any portion of the property constituting the Alabama Premises at the place of sale is expressly waived. Prior to any such sale, the Agent may, in its sole discretion, elect to exercise all rights of the Borrower under the Alabama Lease, and notify the Alabama Lessor of its intent to do so, whereupon the Alabama Lessor hereby is authorized and directed by the Borrower to accept performance from the Agent.

                           4.6.2 With respect to the Georgia Premises, this
subsection shall apply. Agent, at its option, may sell the Georgia Premises or any part of the Georgia Premises at public sale or sales before the door of the courthouse of the county or counties in which the Georgia Premises or any part of the Georgia Premises is situated, to the highest bidder for cash, in order to pay the Secured Obligations secured hereby and accrued interest thereon and insurance premiums, liens, assessments, taxes and charges, including utility charges, if any, with accrued interest thereon, and all expenses of the sale and of all proceedings in connection therewith, including reasonable actual attorney's fees, if incurred, after advertising the time, place and terms of sale once a week for four (4) weeks immediately preceding such sale (but without regard to the number of days) in a newspaper in which Sheriff's sales are advertised in said county or counties. At any such public sale, Agent may execute and deliver to the purchaser a conveyance of the Georgia Premises or any part of the Georgia Premises, with full warranties of title and to this end, Borrower hereby constitutes and appoints Agent the agent and attorney-in-fact of Borrower to make such sale and conveyance, and thereby to divest Borrower of all right, title or equity that Borrower may have in and to the Georgia Premises and to vest the same in the purchaser or purchasers at such sale or sales, and all the acts and doings of said agent and attorney-in-fact are hereby ratified and confirmed and any recitals in said conveyance or conveyances as to facts essential to a valid sale shall be binding upon Borrower. Prior to any such sale, the Agent may, in its sole discretion, elect to exercise all rights of the Borrower under the Georgia Lease, and notify the Georgia Lessor of its intent to do so, whereupon the Georgia Lessor hereby is authorized and directed by the Borrower to accept performance from the Agent.

                           4.6.3 With respect to the North Carolina Premises,
this subsection shall apply. Should Agent elect to foreclose by exercise of the power of sale herein contained, Agent shall notify Trustee and shall deposit with Trustee copies of this Instrument, the Notes and such receipts and evidence of expenditures made and secured hereby as Trustee may require.

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

                           Upon application of Agent, it shall be lawful for and
the duty of Trustee, and Trustee hereby is authorized and empowered to expose to sale and to sell the North Carolina Premises (either as a whole or in separate parcels and in such order as the Trustee shall determine) at public auction for cash, after having first complied with all applicable requirements of North Carolina law with respect to the exercise of powers of sale contained in deeds of trust and upon such sale, Trustee shall convey title to the purchaser in fee simple. After retaining from the proceeds all expenses incurred by Trustee, including, without limitation, a Trustee's commission not exceeding five percent of the bid and reasonable actual attorneys' fees for legal services actually performed, Trustee shall apply the residue of the proceeds first to the payment of all sums expended by Agent under the terms of this Instrument; second, to the payment of the Secured Obligations and interest thereof secured hereby; and the balance, if any, shall be paid to Borrower. Borrower agrees that in the event of sale hereunder, Lender shall have the right to bid. Trustee may require the successful bidder at any sale to deposit immediately with Trustee cash or certified check in an amount not to exceed ten percent (10%) of the bid, provided notice of such requirement is contained in the advertisement of the sale. The bid may be rejected if the deposit is not immediately made and thereupon the next highest bidder may be declared to be the purchaser. Such deposit shall be refunded in case a resale is had; otherwise, it shall be applied to the purchase price. If the Plant, Equipment and Personal Property is sold hereunder, it need not be at the place of sale; the published notice, however, shall state the time and place where such Plant, Equipment and Personal Property may be inspected prior to sale. If a foreclosure proceeding is commenced by the Trustee but not completed, the Trustee's fee will be 2% of the fair market value of the North Carolina Premises involved in such foreclosure if the termination occurs prior to the first public auction sale and not more than 3% of the fair market value of the North Carolina Premises involved in such foreclosure if the termination occurs after the first public auction sale.

                           4.6.4 With respect to the South Carolina Premises,
this subsection shall apply. Agent, at its option, may (a) commence proceedings to collect sums due hereunder, foreclose this Instrument and sell the real property portion of the South Carolina Premises: At the foreclosure, Agent or any Bank shall be entitled to bid and to purchase the real property portion of the South Carolina Premises and shall be entitled to apply the Secured Obligations, or any portion thereof, in payment for the real property portion of the South Carolina Premises; (b) collect and receive all the rents, issues, profits and revenues from the South Carolina Premises, including those past due as well as those accruing thereafter; (c) with respect to the personalty that is located on the South Carolina Premises, exercise all rights, remedies and powers available to secured parties under the Uniform Commercial Code in force in the State of South Carolina; and (d) exercise any other rights or remedies provided in this Instrument or by law, all of which rights and remedies may be exercised by Agent independently, simultaneously or consecutively in any order without being deemed to have waived any right or remedy previously or not yet exercised.

                           Borrower agrees that, to the extent permitted by law,
legal process in connection with the foreclosure of the debt secured hereby may be made by written notice to Agent pursuant to Section 5.5. To the extent permitted by law, such process shall be deemed to be personally served on Borrower as of the date of actual receipt thereof by the U.S. Mail. Such method of service of process shall be in addition to all other methods permitted by law.

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                           4.6.5 Agent may, in addition to and not in abrogation
of the rights covered under this Section 4.6, either with or without entry or taking possession as herein provided or otherwise, proceed by a suit or suits in law or in equity or by any other appropriate proceeding or remedy granted or conferred by applicable statutes (i) to enforce payment of the Secured Obligations or the performance of any term, covenant, condition or agreement of this Instrument or any other right, and (ii) to pursue any other remedy available to it, all as Agent shall determine most effectual for such purposes.

                  4.7 Purchase by Agent or any Bank. Upon any foreclosure sale, either judicially or by private power of sale, Agent, for the benefit of the Banks ratably, or, to the extent permitted by applicable law, any Bank may bid for and purchase the Premises and shall be entitled to apply all or any part of the Secured Obligations as a credit to the purchase price.

                  4.8 Application of Proceeds of Sale. Except as in hereinabove expressly set forth, in the event of a foreclosure sale of the Premises, either judicially or by private power of sale, the proceeds of said sale shall be applied, unless applicable statutes shall specify otherwise, first, to the expenses of such sale and of all proceedings in connection therewith and the reasonable actual expenses of foreclosing this Instrument, including reasonable actual attorneys' and trustee's fees, then to payment of the Secured Obligations in such order as the Required Banks shall elect, and finally the remainder, if any, shall be paid as required by law, or in the absence of any provision therefor in the law, shall be paid to the parties entitled thereto; provided, however that as to such remainder, Agent shall not be bound by any inheritance, devise, conveyance, assignment or lien of or upon Borrower's equity, without actual notice thereof prior to distribution.

                  4.9 Borrower as Tenant Holding Over. In the event of any such foreclosure sale by Agent or Trustee, as the case may be, Borrower shall be deemed a tenant holding over and shall forthwith deliver possession to the purchaser or purchasers at such sale or be summarily dispossessed according to provisions of law applicable to tenants holding over.

                  4.10 Waiver of Appraisement, Valuation, Stay, Extension and Redemption Laws. Borrower agrees to the full extent permitted by law, that in case of a Default on the part of Borrower hereunder, neither Borrower nor anyone claiming through or under it shall or will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension, homestead, exemption, redemption or moratorium laws, statutory or otherwise now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Instrument, or the absolute sale of the Premises, or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereat, and Borrower, for itself and all who may at any time claim through or under it, hereby waives to the full extent that it may lawfully so do, the benefit of all such laws, and any and all right to have the assets comprised in the security intended to be created hereby marshalled upon any foreclosure of the lien hereof, provided, however, that nothing herein shall constitute a waiver of Official Code of Georgia Annotated Section 44-14-161 or 45 O.S. 1981 Section 18 or any other provision requiring a valuation of property sold at a foreclosure sale as a condition to the granting of a deficiency judgment.

                  4.11 Leases. Agent, at its option, is authorized to foreclose or direct the Trustee to foreclose this Instrument subject to the rights of any tenants of the Premises, and the failure to make any such tenants parties to any such foreclosure proceedings and to foreclose their rights will not be, nor be asserted to be by Borrower, a defense to any proceedings instituted by Agent to collect the Secured Obligations secured hereby.

                  4.12 Discontinuance of Proceedings and Restoration of the Parties. In case Agent shall have proceeded, or shall have instructed the Trustee to proceed, to enforce any right, power or remedy under this Instrument by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, then and in every such case Borrower and Agent shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Agent and the Trustee shall continue as if no such proceeding had been taken.

                  4.13 Remedies Cumulative. No right, power or remedy conferred upon or reserved to Agent by this Instrument is intended to be exclusive of any other right, power or remedy or exclusive of any other right, power or remedy conferred by statute, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or now or hereafter existing at law or in equity or by statute.

                  4.14 Waiver.

                           4.14.1 No delay or omission of Agent to exercise any
right, power or remedy accruing upon any default or Event of Default shall exhaust or impair any such right, power or remedy or shall be construed to be a waiver of any such default, or acquiescence therein; and every right, power and remedy given by this Instrument to Agent or the Trustee may be exercised from time to time and as often as may be deemed expedient by Agent. No consent or waiver, expressed or implied, by Agent or Banks to or of any breach or default by Borrower in the performance of the obligations hereunder or any Event of Default shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance of the same or any other obligations of Borrower hereunder or any Event of Default. Failure on the part of Agent or Banks to complain of any act or failure to act or to declare an Event of Default, irrespective of how long such failure continues, shall not constitute a waiver by Agent or Banks of their rights hereunder or impair any rights, powers or remedies consequent on any breach or default by Borrower. Agent or Banks may, at any time, or from time to time, renew or extend this Instrument, or alter or modify the same in any way, or waive any of the terms, covenants or conditions hereof in whole or in part, and may release any portion of the Premises or any other security, and grant such extensions and indulgences in relation to the Secured Obligations as Agent may determine without the consent of any junior lienor or encumbrancer and without any obligation to give notice of any kind thereto and without in any manner affecting the priority of the lien hereof on any part of the Premises.

                           4.14.2 If Agent or Banks, as applicable, (i) grant
forbearance or an extension of time for the payment or satisfaction of the Secured Obligations; (ii) take other or additional security for the payment of the Secured Obligations; (iii) waive or do not exercise any right granted herein or in any of the Secured Obligations; (iv) release any part of the Premises

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

from the lien of this Instrument or otherwise changes any of the terms, covenants, conditions or agreements of any of the Secured Obligations; (v) consent to the filing of any map, plat or replat affecting the Premises; (vi) consent to the granting of any easement or other right affecting the Premises; or (vii) make or consent to any agreement subordinating the lien hereof, any such act or omission shall not release, discharge, modify, change or affect the original liability under any of the Secured Obligations or any other obligation of Borrower or any subsequent purchaser of the Premises or any part thereof, or any maker, co-signer, endorser, surety or guarantor; nor shall any such act or omission preclude Agent from exercising any right, power or privilege herein granted or intended to be granted in the event of any default then made or of any subsequent default; nor, except as otherwise expressly provided in an instrument or instruments executed by Agent (and the Banks, if required) shall the lien of this Instrument be altered thereby. In the event of the sale or transfer by operation of law or otherwise of all or any part of the Premises, Agent, without notice, is hereby authorized and empowered to deal with any such vendee or transferee with reference to the Premises or the Secured Obligations, or with reference to any of the terms, covenants, conditions or agreements hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any liabilities, obligations or undertakings.

                  4.15 Suits to Protect the Premises. Agent shall have power to institute and maintain such suits and proceedings as it may reasonably deem expedient (a) to prevent any impairment of the Premises by any acts which may be unlawful or any violation of this Instrument, (b) to preserve or protect its interest and those of the Trustee, as applicable, in the Premises and in the rents, issues, profits and revenues arising therefrom, and (c) to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that Agent, in its reasonable judgment, believes to be unconstitutional or otherwise invalid, if, and only to the extent, the enforcement of or compliance with such enactment, rule or order would impair the security hereunder or be prejudicial to the interest of Agent, hereunder or under the other Transaction Documents.

                  4.16 Agent May File Proofs of Claim. In the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceedings affecting Borrower, its creditors or its property, Agent, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of Agent allowed in such proceedings for the entire amount due and payable by Borrower under this Instrument at the date of the institution of such proceedings and for any additional amount which may become due and payable by Borrower hereunder after such date.

                  4.17 Multiple Sales. To the extent permitted by law, in any judicial proceedings to foreclose this Instrument or nonjudicial exercise of power of sale or any other private or public sale, the Premises, at the option of Agent or the Trustee, as applicable, may be sold in whole or in part and in the event of such multiple sales, the Secured Obligations shall not be merged into any foreclosure sale or foreclosure judgment so long as there shall remain outstanding any amount secured by this Instrument. Such a foreclosure judgment in any state in which the Land is located shall not operate, in and of itself, as a release of the other property hereby secured or a waiver of Agent's right to elect any other remedy available to it hereunder.

                                   ARTICLE V.
                            MISCELLANEOUS PROVISIONS

                  5.1 Successors and Assigns. This Instrument shall inure to the benefit of and be binding upon Borrower, Agent and Trustee or their respective legal representatives, permitted successors and assigns. Whenever a reference is made in this Instrument to Borrower, Agent or Trustee such reference shall be deemed to include a reference to the legal representatives, permitted successors and assigns of Borrower, Agent or Trustee.

                  5.2 Terminology. All personal pronouns used in this Instrument whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and vice versa. Titles and Articles are for convenience only and neither limit nor amplify the provisions of this Instrument itself, and all references herein to Articles, Sections or Subsections shall refer to the corresponding Articles, Sections or Subsections of this Instrument unless specific reference is made to such Articles, Sections or Subsections of another document or instrument.

                  5.3 Severability. If any provision of this Instrument or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Instrument and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

                  5.4 Applicable Law. This Instrument and the obligations created and secured hereby shall be interpreted, construed and enforced according to the laws of the State of Georgia; except that, only for purposes of determining (i) matters pertaining to real property, including the sufficiency of the conveyance, warranties of title, perfection and the effect of non-perfection and the foreclosure proceedings and remedies available to Agent and Trustee, and (ii) perfection and the effect of non-perfection of personal property, the provisions of the Instrument shall be construed in accordance with the law of the state in which the Tract in question is located.

                  5.5 Notices. All notices, requests and demands to or upon the respective parties hereto, and all responses thereto, shall be in writing and shall be deemed to have been properly given or served when personally delivered or deposited in the mail, certified mail, return receipt requested, postage prepaid, or delivered to a nationally recognized overnight courier service, with all delivery charges paid or provided for, addressed to the addresses set forth below. All notices, requests and demands, and all responses thereto, shall be effective upon receipt thereof. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice, demand or request sent. By giving at least 30 days written notice hereof, Borrower, Agent or Trustee shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses and each shall have the right to specify as its address any other address within the continental United States of America. For the purpose of this Agreement, the following addresses apply:

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

                  Borrower:

                        Avondale Mills, Inc.
                        506 South Broad Street
                        Monroe, Georgia 30655
                        Attn: Chairman and Chief Executive Officer

                  Agent:

                        Wachovia Bank of Georgia, N.A.
                        191 Peachtree Street
                        Atlanta, Georgia 30303-1757
                        Attention: Commercial Group - GA212

                  Trustee:

                        ____________________________
                        ____________________________
                        ____________________________

                  5.6 Replacement of Documents. Upon receipt of evidence reasonably satisfactory to Borrower or Agent of the loss, theft, destruction or mutilation of any of the Transaction Documents and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory to Borrower or Agent or, in the case of any such mutilation, upon surrender and cancellation of the appropriate document, the other party or parties will execute and deliver, in lieu thereof, a replacement document or instrument supplied by Borrower or Agent, identical in form and substance and dated as of the date of the document being replaced and upon such execution and delivery of such replacement document all references in this Instrument to the document being replaced shall be deemed to refer to such replacement document.

                  5.7 Time of the Essence. Time is of the essence with respect to each and every covenant, agreement and obligation of Borrower under each of the Transaction Documents and any and all other instruments now or hereafter evidencing, securing or otherwise relating to the Secured Obligations.

                  5.8 Counterparts. This Instrument may be executed in any number of counterparts, each of which is deemed to be an original document, all of which taken together shall constitute one and the same Instrument.

                  5.9 No Obligation to Marshal Assets. Notice is hereby given that no holder of any mortgage, deed of trust, deed to secure debt, lien, security interest or other encumbrance affecting all or any portion of the Premises, which is inferior to the lien, security interest and security title of the Instrument shall have the right or privilege to require Agent to marshal assets.

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

                  5.10 Consent of Agent. Agent, by its acceptance of this Instrument, agrees to be bound by the terms and conditions of this Instrument.

                  5.11 Appointment of Successor Trustee. Agent shall at any time have the irrevocable right to remove Trustee with respect to the North Carolina Premises herein named without notice or cause and to appoint a successor thereto by an instrument in writing, duly acknowledged, in such form as to entitle such written instrument to be recorded in North Carolina, and in the event of the death or resignation of Trustee with respect to the North Carolina Premises named herein, Agent shall have the right to appoint a successor thereto by such written instrument, and any Trustee with respect to the North Carolina Premises so appointed shall be vested with the title to the North Carolina premises and shall possess all the powers, duties and obligations herein conferred on Trustee with respect to the North Carolina Premises in the same manner and to the same extent as though such were named herein as Trustee with respect to the North Carolina Premises.

                  5.12 Trustee's Powers. At any time, or from time to time, without liability therefor and without notice, upon written request of Agent and presentation of copies of this instrument and the Notes secured hereby for endorsement, and without affecting the personal liability of any person for payment of the Secured Obligations or the effect of this Instrument upon the remainder of said Premises, Trustee shall (i) reconvey any part of said Premises, (ii) consent in writing to the making of any map or plat thereof,
(iii) join in granting any easement therein, or (iv) joint in any extension agreement or any agreement subordinating the lien or charge hereof. The Trustee shall not be liable for any error of judgment or act done by the Trustee, or be otherwise responsible or accountable under any circumstances whatsoever. The Trustee shall not be personally liable in case of entry by him/it or anyone acting by virtue of the powers herein granted him/it upon the Premises for debts contracted or liability or damages incurred in the management or operation of the Premises. The Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be genuine. The Trustee shall be entitled to reimbursement for expenses incurred by him/it in the performance of his/its duties hereunder. The Borrower will on demand reimburse the Trustee for and save and hold him/it harmless from and against any and all loss, cost, liability, damage and expense whatsoever incurred by him/it in the performance of his/its duties. Prior to undertaking any action hereunder which shall obligate the Trustee to incur any obligation or expense, the Trustee shall first be entitled to be indemnified to his/its reasonable satisfaction against all such costs and expense.

                  5.13 Agent's Powers. Without affecting the liability of any other person liable for the payment of any obligation herein mentioned, and without affecting the lien or charge of this Instrument upon any portion of the Premises not then or theretofore released as security for the full amount of all unpaid obligations, Agent (and the Banks) may, from time to time and without notice (i) release any person so liable, (ii) extend the maturity or alter any of the terms of any such obligation, (iii) grant other indulgences, (iv) cause to be released or reconveyed at any time at Agent's option, any parcel, portion or all of the Premises, (v) take or release any other or additional security for any obligation herein mentioned, or (vi) make compositions or other arrangements with debtors in relation thereto.

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

                  5.14 Acceptance by Trustee. Trustee accepts this Trust when this Instrument, duly executed and acknowledged, is made of public record as provided by law.

                  5.15 No Liability or Obligation on Agent. Nothing in this Instrument shall be construed to impose any obligation upon Agent to expend any money or to take any other discretionary act herein permitted, and Agent shall not have any liability or obligation for any delay or failure to take any discretionary act in the absence of gross negligence or willful misconduct by Agent.

                  5.16 Intercreditor Agreement. Notwithstanding any term or provision hereof to the contrary, as to the SunTrust Collateral Plants, all rights, powers and remedies hereunder are and shall be subject in all respects to and shall be governed by the terms and provisions of the Intercreditor Agreement.

                  IN WITNESS WHEREOF, Borrower has executed this instrument under seal, as of the day and year first above written.

Signed, sealed and delivered                   "BORROWER"
in the presence of:
                                               AVONDALE MILLS, INC.

___________________________
Witness                                        By:_____________________________
                                                  Name:
                                                  Title:

___________________________
Witness
                                               Attest:_________________________
                                                      Name:
                                                      Title:

                                                      [CORPORATE SEAL]

STATE OF GEORGIA         )

                         )

COUNTY OF FULTON         )

                                 ACKNOWLEDGMENTS

         Before me this ____ day of ______, 1996 a Notary Public in and for Georgia and a resident of _______ County, Georgia personally appeared ________________ residing in ________ County, Georgia and _________________
residing in _____________ and known to me to be the persons described in and who executed the foregoing Instrument as (and acknowledged to me that they were) ______________ and ____________, respectively, of AVONDALE MILLS, INC., an Alabama corporation, and acknowledged before me that they, after being informed of the contents and for the purpose and consideration therein expressed, executed the same as such officers and affixed the corporate seal in the name of and on behalf of said corporation by authority of its board of directors and said _____________ and ______________ acknowledged said Instrument to be the free act and deed of said corporation.

         WITNESS my hand and official seal in the County and State aforesaid this _____ day of ____________, ______, County and State aforesaid.

                                 ___________________________________________
                                 Notary Public

                                 Notarization Date: ________________, 19____.

                                 My Commission expires: ____________________

                                        [NOTARIAL SEAL]

         THIS INSTRUMENT PREPARED BY CHRISTOPHER L. CARSON, ATTORNEY AT LAW, OF JONES, DAY, REAVIS & POGUE, 3500 ONE PEACHTREE CENTER, 303 PEACHTREE STREET, N.E., ATLANTA, GEORGIA 30308-3242

                        ACKNOWLEDGMENT FOR NORTH CAROLINA

STATE OF GEORGIA         )

COUNTY OF FULTON         )

         I ____________________, a Notary Public of __________ County, State of
Georgia, certify that _______________________ personally came before me this day and acknowledged that he/she is ___________ Secretary of AVONDALE MILLS, INC., an Alabama corporation, and that, by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its __________ President, sealed with its corporate seal, and attested by himself/herself as its _______ Secretary.

         Witness my hand and official seal, this _____ day of __________, 19__.

My commission expires:                      __________________________________
                                            Notary Public
_____________, 19__.
                                            [Official Seal]

                         ALABAMA FORM OF ACKNOWLEDGMENT

(STATE OF ALABAMA        )

(__________ COUNTY       )

         I, the undersigned, a Notary Public in and for said State, hereby certify that ______________________________, whose name as ___________________
________________ of Avondale Mills, Inc., an Alabama corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he as such officer, and with full authority, executed the same voluntarily for and as the act of said corporation.

         Given under my hand and seal, this _____ day of __________, 1996.

                                        _______________________________________
                                        Notary Public

                                        My commission expires: _________________

STATE OF GEORGIA                  )
                                  )    PROBATE
COUNTY OF FULTON                  )

                  Before me, the undersigned notary public, personally appeared the undersigned witness, who being duly sworn, deposed and said that s/he saw Avondale Mills, Inc. by ______________________________, its ____________________
________________ sign, seal and deliver the foregoing Mortgage and Security Agreement and Assignment of Rents and that s/he together with the other witness whose signature appears above witnessed the execution thereof.

                                    ____________________________________________
                                                       Witness

SWORN TO and subscribed before
me this ____ day of April, 1996

__________________________________(SEAL)
Notary Public for Georgia

My Commission expires:___________________

STATE OF GEORGIA                  )
                                  )         SOUTH CAROLINA
COUNTY OF FULTON                  )         PROBATE

         BEFORE ME, the undersigned notary public, personally appeared ______________________________, who being duly sworn, deposed and said that he saw _________________________ the _______________________ of Avondale Mills,
Inc., an Alabama corporation, sign, seal and deliver the foregoing Master Mortgage, Deed to Secure Debt, Deed of Trust, Leasehold Mortgage, Leasehold Deed to Secure Debt, and Leasehold Deed of Trust, Uniform Commercial Code Security Agreement and Assignment of Leases, Rents and Profits on behalf of Avondale Mills, Inc., an Alabama corporation, and he together with ______________________ __________, witnessed the execution thereof.

                                    ___________________________________________

SWORN TO and subscribed
before me this ___ day of
__________________, 1996.

____________________________
Notary Public

My Commission Expires: _____________

[NOTARIAL SEAL]

                                   EXHIBIT "B"

                             PERMITTED ENCUMBRANCES

                                   EXHIBIT "C"

                   Description of "Debtor" and "Secured Party"

A.       Debtor:

         1.       Name and Identity or Corporate Structure:

                  AVONDALE MILLS, INC., an Alabama corporation

         2.       a.       The principal place of business and chief executive
                           office of Debtor in Alabama is located at 900
                           Avondale Avenue, Sylacauga, Alabama 35140.

                  b. The principal place of business and chief executive office of Debtor in Georgia is located at 506 S. Broad, Monroe, GA 30655.

         3. Debtor has been using or operating under said name and identity or corporate structure without change for the following time period:

         Not less than six years.

B.       Secured Party:             Wachovia Bank of Georgia, N.A., a national
                                    banking association, in its capacity as
                                    Agent for certain banks

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                                                                       EXHIBIT I

                      AMENDED AND RESTATED PARENT GUARANTY

                  THIS AMENDED AND RESTATED PARENT GUARANTY (this "Guaranty") is made as of the 29th day of April, 1996, by Avondale Incorporated, a Georgia corporation (the "Parent") in favor of the Agent, for the ratable benefit of the Banks, under the Credit Agreement referred to below;

                               W I T N E S S E T H

                  WHEREAS, Avondale Mills, Inc., an Alabama corporation (the "Borrower") and WACHOVIA BANK OF GEORGIA, N.A., as Agent (the "Agent"), and The First National Bank of Chicago, as Documentation Agent, and certain other Banks from time to time party thereto have entered into a certain Amended and Restated Credit Agreement dated as of April 29, 1996 (as it may be amended or modified from time to time, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Banks to the Borrower for the benefit of the Borrower and of the Parent;

                  WHEREAS, the Parent executed a Parent Guaranty dated as of March 29, 1994, in connection with the Original Credit Agreement (the "Original Parent Guaranty");

                  WHEREAS, it is a condition precedent to the Agent and the Banks executing the Credit Agreement that the Parent execute and deliver this Guaranty whereby the Parent shall guarantee the payment when due of all principal, interest and other amounts that shall be at any time payable by the Borrower under the Credit Agreement, the Notes and the other Principal Documents; and

                  WHEREAS, in consideration of the financial and other support that the Borrower has provided, and such financial and other support as the Borrower may in the future provide, to Parent, and in order to induce the Banks and the Agent to enter into the Credit Agreement, the Parent is willing to guarantee the obligations of the Borrower under the Credit Agreement, the Notes, and the other Principal Documents;

                  NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. Definitions. Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein.

                  SECTION 2. Representations, Warranties and Covenants. The Parent incorporates herein by reference as fully as if set forth herein all of the representations and warranties of the Parent contained in Article IV of the Credit Agreement (which representations and warranties shall be deemed to have been renewed by the Parent upon each Borrowing under the Credit Agreement to the same extent and with the same effect as provided therein with

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respect to the renewal thereof by the Borrower) and all covenants of the Parent contained in Article V of the Credit Agreement. In the event the Parent issues any Capital Stock after the Closing Date, the Parent will make available to the Borrower, by loan, equity contribution or other means, an amount equal to 100% of the Net Cash Proceeds thereof, in order that the Borrower can comply, on a timely basis, with the provisions of Section 2.08(b)(ii) of the Credit Agreement.

                  SECTION 3. The Guaranty. The Parent hereby unconditionally guarantees the full and punctual payment (whether at stated maturity, upon acceleration or otherwise) of the principal of and interest on each Note issued by the Borrower pursuant to the Credit Agreement, and the full and punctual payment of all other amounts payable by the Borrower under the Credit Agreement and the other Principal Documents, including principal, interest, fees, costs and indemnification amounts, and any extensions and renewals thereof in whole or in part, and any other amounts constituting Obligations as defined in the Credit Agreement (all of the foregoing obligations being referred to collectively as the "Guaranteed Obligations"). Upon failure by the Borrower to pay punctually any such amount, the Parent agrees that it shall forthwith on demand pay the amount not so paid at the place and in the manner specified in the Credit Agreement, the relevant Note or the relevant Principal Document, as the case may be. This Guaranty is an amendment to and restatement of, and supersedes, the Original Parent Guaranty.

                  SECTION 4. Guaranty Unconditional. The obligations of the Parent hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

                           (i)      any extension, renewal, settlement,
         compromise, waiver or release in respect of any obligation of the Borrower under the Credit Agreement, any Note, or any other Principal Document, by operation of law or otherwise or any obligation of any other guarantor of any of the Obligations;

                           (ii)     any modification or amendment of or
         supplement to the Credit Agreement, any Note, or any other Principal Document;

                           (iii) any release, nonperfection or invalidity of any direct or indirect security for any obligation of the Borrower under the Credit Agreement, any Note, any Principal Document, or any obligations of any other guarantor of any of the Obligations;

                           (iv) any change in the corporate existence, structure or ownership of the Borrower or any other guarantor of any of the Guaranteed Obligations, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower, or any other guarantor of the Guaranteed Obligations, or its assets or any resulting release or discharge of any obligation of the Borrower, or any other guarantor of any of the Guaranteed Obligations;

                           (v) the existence of any claim, setoff or other rights which the Parent may have at any time against the Borrower, any other guarantor of any of the Guaranteed Obligations, the Agent, any Bank or any other Person, whether in connection herewith or

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         any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                           (vi) any invalidity or unenforceability relating to or against the Borrower, or any other guarantor of any of the Guaranteed Obligations, for any reason related to the Credit Agreement, any other Principal Document, or any other guaranty, or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower, or any other guarantor of the Guaranteed Obligations, of the principal of or interest on any Note or any other amount payable by the Borrower under the Credit Agreement, the Notes, or any other Principal Document; or

                           (vii) any other act or omission to act or delay of any kind by the Borrower, any other guarantor of the Guaranteed Obligations, the Agent, any Bank or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the Guarantor's obligations hereunder.

                  SECTION 5. Discharge Only Upon Payment In Full; Reinstatement In Certain Circumstances. The Parent's obligations hereunder shall remain in full force and effect until all Guaranteed Obligations shall have been paid in full and the Commitments under the Credit Agreement shall have terminated or expired. If at any time any payment of the principal of or interest on any Note or any other amount payable by the Borrower under the Credit Agreement or any other Principal Document is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, the Parent's obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

                  SECTION 6. Waiver of Notice by the Parent. The Parent irrevocably waives acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Borrower, any other guarantor of the Guaranteed Obligations, or any other Person.

                  SECTION 7. Other Waivers by the Parent. The Parent hereby expressly waives, renounces, and agrees not to assert, any right, claim or cause of action, including, without limitation, a claim for reimbursement, subrogation, indemnification or otherwise, against the Borrower arising out of or by reason of this Guaranty or the obligations of the Parent hereunder, including, without limitation, the payment or securing or purchasing of any of the Guaranteed Obligations by the Parent. The waiver, renunciation and agreement contained in the immediately preceding sentence is for the benefit of the Agent and the Banks and also for the benefit of the Borrower who may assert the benefits thereof as a third-party beneficiary, and the Parent may be released from such waiver, renunciation and agreement only by the execution and delivery, by the Agent, the Required Banks and the Borrower, of an instrument expressly releasing the Parent therefrom.

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                  SECTION 8. Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Borrower under the Credit Agreement, any Note or any other Principal Document is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement, any Note or any other Principal Document shall nonetheless be payable by the Parent hereunder forthwith on demand by the Agent made at the request of the Required Banks.

                  SECTION 9. Notices. All notices, requests and other communications to any party hereunder shall be given or made by telecopier or other writing and telecopied or mailed or delivered to the intended recipient at its address or telecopier number set forth on the signature pages hereof or such other address or telecopy number as such party may hereafter specify for such purpose by notice to the Agent in accordance with the provisions of Section 9.01 of the Credit Agreement. Except as otherwise provided in this Guaranty, all such communications shall be deemed to have been duly given when transmitted by telecopier, or personally delivered or, in the case of a mailed notice, 3 Domestic Business Days after such communication is deposited in the mails with first class postage prepaid, in each case given or addressed as aforesaid.

                  SECTION 10. No Waivers. No failure or delay by the Agent or any Banks in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Guaranty, the Credit Agreement, the Notes, and the other Principal Documents shall be cumulative and not exclusive of any rights or remedies provided by law.

                  SECTION 11. Successors and Assigns. This Guaranty is for the benefit of the Agent and the Banks and their respective successors and assigns and in the event of an assignment of any amounts payable under the Credit Agreement, the Notes, or the other Principal Documents, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty may not be assigned by the Parent without the prior written consent of the Agent and the Required Banks, and shall be binding upon the Parent and its successors and permitted assigns.

                  SECTION 12. Changes in Writing. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Parent and the Agent with the consent of the Required Banks.

                  SECTION 13. GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF GEORGIA. EACH OF THE PARENT AND THE AGENT HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF GEORGIA AND OF ANY GEORGIA STATE COURT SITTING IN ATLANTA, GEORGIA AND FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE PARENT IRREVOCABLY WAIVES, TO THE

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FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH ANY OF THEM MAY NOW OR
HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE PARENT AND THE AGENT HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  SECTION 14. Taxes, etc. All payments required to be made by the Parent hereunder shall be made without setoff or counterclaim and free and clear of and without deduction or withholding for or on account of, any present or future taxes, levies, imposts, duties or other charges of whatsoever nature imposed by any government or any political or taxing authority to the same extent and with the same effect as provided in Section 2.11(c) of the Credit Agreement with respect to payments made by the Borrower.

                  IN WITNESS WHEREOF, the Parent has caused this Guaranty to be duly executed by its authorized officer as of the date first above written.

                                    AVONDALE INCORPORATED

                                    By: ________________________________________
                                         Title:

                                    Avondale Incorporated
                                    506 South Broad Street
                                    Monroe, Georgia 30655
                                    Attention: Chairman and
                                               Chief Executive Officer
                                    Telecopier number: 770-267-2543
                                    Telephone number: 770-267-2226

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                                                                       EXHIBIT J

                     AMENDED AND RESTATED SECURITY AGREEMENT

         THIS AMENDED AND RESTATED SECURITY AGREEMENT (this "Agreement") is made and entered into as of April 29, 1996 by and between AVONDALE MILLS, INC. (the "Borrower") and WACHOVIA BANK OF GEORGIA, N.A. as agent for the Banks parties to the "Credit Agreement" (as hereinafter defined) (the "Agent")

                              W I T N E S S E T H:

         WHEREAS, pursuant to that certain Amended and Restated Credit Agreement, dated as of even date herewith, among Borrower, the Agent, The First National Bank of Chicago, as Documentation Agent, and the Banks parties thereto (as amended or modified from time to time, the "Credit Agreement"), the Borrower is or may hereafter become indebted to the Banks and the Agent; and

         WHEREAS, the Borrower executed and delivered a Security Agreement dated as of March 29, 1994 (the "Original Security Agreement" pursuant to a Credit Agreement by and among the Borrower, the Agent and the Banks party thereto (the "Original Credit Agreement"); and

         WHEREAS, in order to secure said indebtedness and to induce the Banks and the Agent to execute and enter into the Credit Agreement, the Borrower has agreed to execute and deliver this Agreement, granting a security interest in, and lien upon, the Collateral to the Agent for the benefit of the Banks, and continuing in effect the security interest in, and lien upon, the Collateral granted to the Agent pursuant to the Original Security Agreement; and

         WHEREAS, it is the intent of the parties that this Agreement amend, restate and supersede the Original Security Agreement, and continue in effect the security interests and liens granted thereto without lapse or loss of perfection, and that all UCC-1's filed in connection with the Original Security Agreement continue to perfect the security interests and liens in the Collateral granted and continued in effect pursuant hereto;

         NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged and Borrower and the Agent hereby covenant and agree as follows:

         1. DEFINITIONS. Unless otherwise defined herein, capitalized terms used herein have the meanings set forth in the Credit Agreement. In addition, the following terms have the meanings set forth below, unless the context requires otherwise:

                           "Accounts Receivable Collateral" means all rights of
the Borrower to payment for goods sold or leased, or to be sold or to be leased, or for services rendered or to be rendered, howsoever evidenced or incurred, including, without limitation, all accounts, instruments, chattel paper and general intangibles, all returned or repossessed goods and all

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books, records, computer tapes, programs and ledger books arising therefrom or relating thereto, whether now owned or hereafter acquired or arising.

                           "Account Debtor" means the Person who is obligated
on any of the Accounts Receivable Collateral or otherwise is obligated as a purchaser or lessee of any of the Inventory Collateral.

                           "Act" means the Uniform Commercial Code - Secured
Transactions of Georgia (O.C.G.A. Art. 11-9), and any act that may be substituted therefor, as from time to time amended.

                           "Agreement" means this Agreement, together with all
exhibits, riders, supplements, addenda and additions now or hereafter attached hereto or made a part hereof, and all amendments hereof.

                           "Collateral" means and includes all of the property
described in Paragraph 4 hereof, including all property of such type consisting of the Graniteville Assets, but subject to the provisions of Section 11.8 as to Receivables Program Assets.

                           "Collateral Locations" means those locations set
forth on Exhibit "A" attached hereto and by this reference made a part hereof.

                           "Credit Agreement" has the meaning set forth in the
recitals hereto.

                           "Documentary Collateral" means all chattel paper,
instruments, documents or notes (excluding any of the foregoing arising out of the sale or lease of goods or the furnishing of services) and all payments thereunder and instruments and other property from time to time delivered in respect thereof or in exchange therefor, and all bills of sale, bills of lading, warehouse receipts, and other documents of title, whether now owned or hereafter acquired or arising.

                           "Equipment Collateral" means all equipment of the
Borrower, or in which it has rights, whether now owned or hereafter acquired, wherever located, including, without limitation, all machinery, furniture, furnishings, leasehold improvements, motor vehicles, forklifts, rolling stock, dies and tools used or useful in the Borrower's business but excluding, in any event, (i) all fixtures, and (ii) all machinery and equipment listed on Exhibit "B" attached hereto and by this reference made a part hereof.

                           "Intangibles Collateral" means all general
intangibles of the Borrower (excluding any general intangibles evidencing rights of the Borrower to payment for goods sold or leased, or to be sold or leased, or for services rendered or to be rendered), whether now existing or hereafter acquired or arising, including, without limitation, all copyrights, royalties, trademarks, trade names, tax refunds, rights to tax refunds, service marks, patent and proprietary rights, blueprints, drawings, designs, trade secrets, plans, diagrams, schematics and assembly and display materials relating thereto and all customer lists.

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                           "Intercreditor Agreement" means the Amended and
Restated Intercreditor Agreement dated of even date herewith between the Borrower, the Agent and SunTrust Bank, Atlanta, as amended or supplemented from time to time.

                           "Inventory Collateral" means all inventory of the
Borrower, or in which it has rights, whether now owned or hereafter acquired, wherever located, including, without limitation, all goods of the Borrower held for sale or lease or furnished or to be furnished under contracts of service, all goods held for display or demonstration, goods on lease or consignment, returned and repossessed goods, all raw materials, work-in-process, finished goods and supplies used or consumed in the Borrower's business, together with all documents, documents of title, dock warrants, dock receipts, warehouse receipts, bills of lading or orders for the delivery of all, or any portion, of the foregoing.

                           "Permitted Liens" means the liens and encumbrances
pertaining to portions of the Collateral described on Exhibit "C" attached hereto and by this reference made a part hereof.

                           In addition to and cumulative with such other
definitions and descriptions as herein may be provided therefor, the terms "equipment", "inventory", "accounts", "general intangibles", "chattel paper", "documents of title", "goods", "consumer goods" and "instruments", if and to the extent used herein, shall have such meanings as may be respectively ascribed to them in the Act as in existence on date hereof.

         6. GRANT OF SECURITY INTEREST. As a general and continuing collateral security for payment of the Obligations and the performance by Borrower of all of the provisions of the Loan Documents, the Borrower hereby grants to the Agent for the ratable benefit of the Banks a security interest in and security title to all Collateral and the Borrower makes such further agreements with the Agent in regard thereto as hereinafter set forth.

         7.       DESCRIPTION OF COLLATERAL.

                           The following described property, wherever located,
whether now existing or hereafter acquired or arising constitutes the Collateral (subject to the provisions of Section 11.8):

                           (a)      the Accounts Receivable Collateral;

                           (b)      the Equipment Collateral;

                           (c)      the Intangibles Collateral;

                           (d)      the Inventory Collateral;

                           (e)      the Documentary Collateral;

                           (f)      the Purchase Money Note; and

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                           (g)      all products and proceeds of any and all of
the foregoing, including, without limitation, insurance or condemnation proceeds, all property received wholly or partially in trade or exchange for any of the foregoing, and all rents, revenues, issues, profits and proceeds arising from the sale, lease, license, encumbrance, collection or any other temporary or permanent disposition of any of the foregoing or any interest therein.

         8.       REPRESENTATIONS AND WARRANTIES.

                  8.1 The Borrower is, or, with respect to Collateral acquired after the date hereof, will be, the owner of the Collateral free and clear from any Lien, except for the Permitted Liens. No financing statement covering any of the Collateral is on file in any public office other than any evidencing Permitted Liens.

                  8.2 Location. As of the date hereof, the tangible portion of the Collateral is situated only at one or more Collateral Locations, other than as permitted by Section 5.6.

                  8.3 Name. The name of the Borrower is as set forth on the signature page hereof and the Borrower has not conducted any business under any other name during the past 6 years.

                  8.4 Right to Assign. Borrower has the full right, power and authority to make this assignment of the Collateral.

                  8.5 Delivery. Borrower has delivered the Purchase Money Note and all other agreements, letters of credit, promissory notes, chattel paper or anything else the physical possession of which is necessary in order for Agent to perfect or preserve the priority of its Lien in the Collateral.

                  8.6 Purchaser of Collateral. Except for the acquisition of assets from Walton Monroe Mills, Inc., Macfield Spinning, Inc. and Graniteville Company, during the past 6 years, Borrower has not purchased any of the Collateral in a bulk transfer or in a transaction which was outside the ordinary course of the business of Borrower's seller.

9.       GENERAL COVENANTS.

                  9.1 Liens. The Borrower shall keep the Collateral free and clear of all Liens, except for the Permitted Liens

                  9.2 Casualty. The Borrower shall promptly notify the Agent of any material loss of or damage to the Inventory Collateral or the Equipment Collateral or any part thereof.

                  9.3 Use of Collateral. Until there occurs an Event of Default the Borrower may, subject to the provisions of Paragraph 6 hereof, use the Collateral in any lawful manner not inconsistent with this Agreement or with the terms or conditions of any policy of insurance thereon.

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                  9.4 Disposition of Collateral. The Borrower may not sell,
lease, exchange or otherwise dispose of any of the Collateral except as hereinafter specifically provided. Borrower may sell, lease, exchange or otherwise dispose of any portion of the Inventory Collateral in the ordinary course of business for cash or upon open account or on terms of payment ordinarily extended to its customers. Upon the sale, exchange or other disposition of the Inventory Collateral, the security interest created and provided for herein shall continue in and attach to any proceeds thereof, without break in continuity and without further formality or act, including, without limitation, accounts, contract rights, shipping documents, documents of title, bills of lading, warehouse receipts, dock warrants, dock receipts and cash or non-cash proceeds, and in the event of any unauthorized sale, shall continue in Inventory Collateral itself. Borrower may sell Equipment Collateral pursuant and subject to the provisions of Sections 2.08(b)(i)(B) and 5.14 of the Credit Agreement. In addition, Borrower may sell, exchange or otherwise dispose of portions of the Equipment Collateral which are obsolete, worn-out or unsuitable for continued use by Borrower if such Equipment Collateral is replaced promptly upon its disposition with equipment constituting Equipment Collateral having a market value equal or greater than the Equipment Collateral so disposed of and in which Agent shall obtain and have a Lien pursuant hereto of the same priority as in the Equipment Collateral so disposed of.

                  9.5 Insurance. The Borrower agrees that it will obtain and maintain insurance on the Inventory Collateral and the Equipment Collateral as required by Section 5.17 of the Credit Agreement, with loss payable to the Agent as its interests may appear. Such insurance shall not be cancelable by the Borrower, unless with the prior written consent of the Required Banks, or by the Borrower's insurer, unless with at least 30 days advance written notice to the Agent.

                  9.6 Location. The Borrower agrees not to locate the Inventory Collateral or the Equipment Collateral (other than (i) Rolling Stock and other goods which are covered by a certificate of title, as contemplated in section 11-9-103(3)(a) of the Act and (ii) other goods which are mobile and which are of a type normally used in more than one jurisdiction and are not covered by a certificate of title, as contemplated in Section 11-9-103(3)(a) of the Act) at any location other than a Collateral Location without providing written notice to the Agent no later than 30 days after such relocation; provided, however, that nothing contained herein shall be deemed to prohibit the Borrower, without notice to or the consent of the Agent, from transferring temporarily (for periods not to exceed 3 months in any event) Inventory Collateral or Equipment Collateral from a Collateral Location to another location at any time or from time to time hereafter for the limited purpose of having work performed on such Inventory Collateral or Equipment Collateral, or for temporary storage thereof or for shipment thereof to a Collateral Location, if done in the ordinary course of the Borrower's business. In addition, to the extent the Borrower should warehouse any of the Inventory Collateral at any time hereafter at any location other than a Collateral Location, the Borrower acknowledges and agrees that such warehousing may be conducted only by warehousemen who have been pre-approved by the Agent and who, in any event, shall issue non-negotiable warehouse receipts in the Agent's name to evidence any such warehousing of goods constituting Inventory Collateral. If the Borrower consigns any part of the Inventory Collateral, it will comply with Section 2-326 of the Uniform Commercial Code of any state where such Inventory Collateral is located with respect thereto, by filing in the

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appropriate public office or offices UCC-1 financing statements showing the
Borrower as consignor and the Agent as assignee of consignor, and will furnish copies thereof to the Agent.

                  9.7 The Borrower shall deliver to the Agent within 60 days after receiving written notice from the Agent directing it to do so, the original title certificates to all of the Rolling Stock, together with duly executed applications in the appropriate form for new certificates of title thereto showing thereon the Lien of the Agent pursuant to the Security Agreement.

         10. SPECIAL PROVISIONS REGARDING RECEIVABLES AND INVENTORY. Each item of the Accounts Receivable Collateral arises or will arise under a contract between the Borrower and an Account Debtor, or from the bona fide sale or delivery of goods to or performance of services for, an Account Debtor. The Borrower will promptly notify the Agent of all returns, repossessions and recoveries which are reasonably expected to result in losses to the Borrower in excess of $500,000 in any month. From and after the occurrence of any Event of Default and during the continuation thereof, (i) the Agent may collect, realize, sell or otherwise deal with the Accounts Receivable Collateral or any and all sums owing or which may become due upon any items of the Inventory Collateral or any part thereof in such manner, upon such terms and conditions and at such time or times as may seem to it advisable and without notice to the Borrower, and
(ii) the Borrower hereby irrevocably designates and appoints the Agent its true and lawful attorney either in the name of the Agent or the name of the Borrower to take such actions and any other actions as the Agent may deem necessary or desirable in order to realize upon the Inventory Collateral and the Accounts Receivable Collateral, including, without limitation, power to endorse in the name of Borrower, any checks, drafts, notes, or other instruments received in payment of or on account of the Inventory Collateral or the Accounts Receivable Collateral. The Agent shall not be liable or accountable for any failure to collect, realize, sell or obtain payment of the Accounts Receivable Collateral or any and all sums owing or which may become due upon any items of the Inventory Collateral or any part thereof and shall not be bound to institute proceedings for the purpose of collecting, realizing, or obtaining payment of the same or for the purpose of preserving any rights of the Agent, the Borrower or any other Person in respect of the same. From and after the occurrence of any Event of Default and during the continuation thereof, (i) all moneys collected or received by the Borrower in respect of the Accounts Receivable Collateral or any and all sums owing or which may become due upon any items of the Inventory Collateral shall be received as trustee in trust for the Agent for the ratable benefit of the Banks and shall be forthwith paid over to the Agent for the ratable benefit of the Banks at the Agent's request, and (ii) all moneys collected or received by the Agent in respect of the Accounts Receivable Collateral or any and all sums owing or which may become due upon any items of the Inventory Collateral or other Collateral may be applied to the Obligations in the order which the Required Banks deem best or, in the sole discretion of the Required Banks, may be released to the Borrower, all without prejudice to the liability of the Borrower or the Agent's right to hold and realize upon this security.

         11. PRESERVATION. The Borrower will take all reasonably necessary and appropriate measures to obtain, maintain, protect and preserve any material Intangibles Collateral including, without limitation, registration thereof with the appropriate state or federal governmental agency or department.

         12. REMEDIES. Upon the occurrence and during the existence of any Event of Default, the Agent for the ratable benefit of the Banks shall have all of the rights and remedies described in Sections 8.1 through 8.5 inclusive, and it may exercise any one, more, or all of such remedies, in its sole discretion, without thereby waiving any of the others, subject, however, to the provisions of Section 11.7.

                  12.1 General Remedies of a Secured Party. The Agent shall have all the rights and remedies of a "secured party" under the Act (regardless of whether the Act has been enacted in the jurisdiction where the rights or remedies are asserted, including, without limitation, the right to take possession of any of the Collateral or the proceeds thereof by such means (without breach of the peace) and through agents or otherwise as it may elect, the right to sell, lease, or otherwise dispose of the Collateral or any portion thereof, the right to apply the proceeds derived therefrom to any and all of the Obligations secured thereby in such order as the Agent may elect, and, for this purpose, the right to sign in the name of the Borrower any transfer, conveyance, or instrument necessary in the premises. Any such disposition of the Collateral may be in its then condition or following any commercially reasonable preparation or processing thereof, by public or private proceedings, by one or more contracts, as a unit or in parcels, at any time or place and on any terms, so long as the same are commercially reasonable.

                  12.2 Notice of Disposition. The Agent shall give the Borrower written notice of the time and place of any public sale of the Collateral or the time after which any other intended disposition thereof is to be made. The requirement of sending reasonable notice shall be met if such notice is mailed postage prepaid or otherwise given to the undersigned at its last address as shown on the Agent's records at least 10 days before such disposition.

                  12.3 Receiver. In addition to the foregoing, the Agent, at the direction of the Required Banks, may appoint any person to be a receiver (which term shall include a receiver and manager) of the Collateral, including, without limitation, any rents and profits thereof and may remove any receiver and appoint another in its (his) stead, and such receiver so appointed shall have power to take possession of the Collateral and to carry on or concur in carrying on the business of the Borrower, and to dispose of or concur in the disposition of the Collateral or any part thereof in the manner described hereinabove. Any such receiver shall for all purposes be deemed to be the agent of the Borrower. The Agent may from time to time fix the remuneration of such receiver. The Agent and the Banks in appointing or refraining from appointment of such receiver shall not incur any liability to the receiver, the Borrower or otherwise.

                  12.4 Assemblage. In facilitation of the foregoing, the Agent may require that the Borrower assemble and make available all of or any portion of the Collateral at a location reasonably designated by the Agent, all at the expense of the Borrower.

                  12.5 Application of Proceeds. All moneys from time to time received by the Agent from the disposition of Collateral shall be applied by the Agent for the benefit of the Banks in the following manner: first, in discharge of all reasonable expenses of re-taking, holding, preserving, preparing for sale or lease, selling, leasing, and the like of the Collateral including, without limitation, fees and expenses of any receivers and attorneys, insurance premiums, tax payments and the like; secondly, to all outstanding fees and other expenses owing under the Credit Agreement or the other Loan Documents in such order as the Required Banks shall elect; thirdly, ratably to accrued interest on the Obligations; fourthly, ratably to the remaining balances of the Obligations then outstanding; lastly, to the Borrower, any residue.

         13. FURTHER ASSURANCES. The Borrower shall from time to time forthwith on the Agent's reasonable request do, make and execute, and use reasonable good faith efforts to cause to be done, made and executed, such financing statements, certificates of title, landlord's and mortgagee's waivers, estoppel certificates, further assignments, documents, acts, matters and things as may be required by the Agent of or with respect to the Collateral or any part thereof or as may be required to give effect to these presents, and the Borrower hereby constitutes and appoints the Agent as the true and lawful attorney of the undersigned irrevocably with full power of substitution to do, make, and execute all such statements, assignments, documents, acts, matters, or things with the right to use the name of the Borrower whenever and wherever it may be reasonably deemed necessary or expedient.

         14. DEALINGS. The Agent may grant extensions of time and other indulgences, take and give up securities, accept compositions, grant releases and discharges and otherwise deal with the Borrower, debtors of the Borrower, sureties and others and with the Collateral and other securities as the Agent may see fit without prejudice to the liability of the Borrower or the Agent's right to hold and realize upon this security.

         15.      GENERAL.

                  15.1 Governing Laws. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Georgia.

                  15.2 Non-Exclusivity of Remedies. No remedy for the enforcement of the rights of the Agent hereunder shall be exclusive of or dependent on any other such remedy but any one or more of such remedies may from time to time be exercised independently or in combination.

                  15.3 Waiver. Each and every right granted to the Agent under this Agreement, under any other Loan Document or allowed to the Agent by law or in equity, shall be cumulative and may be exercised from time to time by the Agent in its sole discretion. No failure on the part of the Agent to exercise, and no delay in exercising, any right shall operate as a waiver thereof, nor shall any single or partial exercise by the Agent of any right preclude any other or future exercise thereof or the exercise of any other right.

                  15.4 Counterparts. This Agreement may be executed in two or more counterparts, each of which when fully executed shall be an original, and all of said counterparts taken together shall be deemed to constitute one and the same agreement.

                  15.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the permitted successors and assigns of the parties hereto.

                  15.6 Reimbursement. If any taxes, fees or other costs shall be payable on account of the execution, issuance, delivery, or recording of this Agreement or any financing statements, certificates, documents or instruments executed in connection herewith, by reason of any existing or hereafter enacted federal, state, or provincial statute, the Borrower will pay all such taxes, fees or other costs, including any applicable interest and penalty, and will indemnify and hold the Agent and the Banks harmless from and against liability in connection therewith.

                  15.7 SunTrust Intercreditor Agreement. Notwithstanding any term or provision hereof to the contrary, as to the SunTrust Collateral Plants, the rights, powers and remedies of the Agent hereunder are and shall be subject to and shall be governed by the terms of the SunTrust Intercreditor Agreement.

                  15.8 Release of Receivable Program Assets. The security interest of the Agent in the Accounts Receivable Collateral that is or becomes Receivables Program Assets and any other Collateral that is or becomes Receivables Program Assets, in each case other than Excluded Receivables Assets, is subject to release under the circumstances, and subject to satisfaction of the conditions, set forth in Section 9.18 of the Credit Agreement, and from and after such release, the Collateral shall not include such Accounts Receivable Collateral or such other Collateral and the provisions of this Agreement shall be ignored and shall have no further force or effect with respect to such Accounts Receivable Collateral or such other Collateral, except to the extent of Excluded Receivables Assets.

                  IN WITNESS WHEREOF, the Borrower and the Agent have executed this Agreement and affixed their respective seals thereto.

                                        AGENT:

                                        WACHOVIA BANK OF GEORGIA, N.A.,
                                        as Agent for the Banks            (SEAL)

                                        By:_____________________________________
                                            Title:

                                        BORROWER:

                                        AVONDALE MILLS, INC               (SEAL)

                                        By:_____________________________________
                                            Title:

                                        Attest:_________________________________
                                                Title:

                               SECURITY AGREEMENT
                                   EXHIBIT "A"

                     SCHEDULE OF OUTSIDE INVENTORY LOCATIONS

Fabrics Division:                   See attached List

Yarn Division:                      NDS Warehouse
                                    19801 South Santa Fe Avenue
                                    Rancho Dominguez, CA 90221

                                    Hickory Throwing Co.
                                    520 20th Street, S.E.
                                    Hickory, NC 28601

                                    Yarns Etc.
                                    1005 Gault Avenue North
                                    Ft. Payne, AL 35967

Walton Fabrics Division:            None

Cotton:                             Central Cotton Warehouse
                                    North Norton Avenue
                                    Sylacauga, AL  35150

                                    Sycamore Cotton Warehouse
                                    Avondale Mills
                                    L & N Station
                                    Sycamore, AL 35149

Other Raw Materials:                None

             OUTSIDE INVENTORY LOCATIONS: AVONDALE FABRICS DIVISION

             NAME                        CITY               STATE       COUNTY
             ----                        ----               -----       ------
THOMASTON BLEACHERY                 THOMASTON                 GA       UPSON
WESTPOINT STEVENS                   OPELIKA                   AL       LEE
CRANSTON PRINT WORKS                FLETCHER                  NC       HENDERSON
U.S. FINISHING                      GREENVILLE                SC       GREENVILLE
KING FINISHING                      DOVER                     GA       SCREVEN
BRITTANY DYEING & PRINTING          NEW BEDFORD               MA       BRISTOL
PRIORITY FINISHING                  FALL RIVER                MA       BRISTOL
PENN TRANSFER LTD.                  HAZELTON                  PA       LUZERNE
FACE MATE                           SOMERSWORTH               NH       STRAFFORD
NORTH CAROLINA FIN.                 SALISBURY                 NC       ROWAN
RUSSELL CORPORATION                 ALEXANDER CITY            AL       TALLAPOOSA
DELTA MILLS #3                      WALLACE                   SC       MARLBORO
MF&H TEXTILES                       BUTLER                    GA       TAYLOR
TEXPRINT                            MACON                     GA       BIBB
DELIA MILLS #2                      WALLACE                   SC       MARLBORO
SYLACAUGA FINISHING                 SYLACAUGA                 AL       TALLADEGA
GREENWOOD MILLS (SERVICE DEPT)      GREENWOOD                 SC       GREENWOOD
WALTON FABRICS                      MONROE                    GA       WALTON
INMAN MILLS-RAMEY PLANT             ENOREE                    SC       SPARTANBURG
OPP & MICOLAS                       OPP                       AL       CONVINGTON
GREENWOOD MILLS (HARRIS#6)          GREENWOOD                 SC       GREENWOOD
GREENWOOD MILLS (GREENWOOD#5)       GREENWOOD                 SC       GREENWOOD
INMAN MILLS-SAYBROOK PLANT          INMAN                     SC       SPARTANBURG
INMAN MILLS-MIN. SHOALS PLANT       ENOREE                    SC       SPARTANBURG
MAYFAIR MILLS                       STARR                     SC       ANDERSON
GREENWOOD MILLS (MATHEWS #3)        GREENWOOD                 SC       GREENWOOD
T.N.S. MILLS                        SPARTANBURG               SC       SPARTANBURG
FLINT RIVER TEXTILES                ALBANY                    GA       DOUGHERTY
ARKWRIGHT MILLS                     SPARTANBURG               SC       SPARTANBURG
T.N.S. MILLS                        GAFFNEY                   SC       CHEROKEE
GREENWOOD MILLS (LINER PLANT)       ORANGEBURG                SC       ORANGEBURG
ROOSTERHEAD WAREHOUSE               ROME                      GA       FLOYD
EASTERN DISTRIBUTION                GREENVILLE                SC       GREENVILLE
PIEDMONT DISTR. CTR. WHSE. #7       CHARLOTTE                 NC       MECKLENBURG
A.T.S. WAREHOUSE                    CHARLESTON                SC       CHARLESTON
BUNCH WAREHOUSE                     NORTH CHARLESTON          SC       CHARLESTON
INTERPORT SDS INC.                  OPELIKA                   AL       LEE

                OUTSIDE INVENTORY LOCATIONS: GRANITEVILLE COMPANY

               NAME                            CITY            STATE        COUNTY
               ----                            ----            -----        ------
ELLIOTT WAREHOUSE                          DUNCAN                SC      SPARTANBURG
PIEDMONT DISTRIBUTION CENTER               CHARLOTTE             NC      MECKLENBURG
AMERICAN FAST PRINT                        SPARTANBURG           SC      SPARTANBURG
U.S. FINISHING                             GREENVILLE            SC      GREENVILLE
INMAN MILLS                                INMAN                 SC      SPARTANBURG
AVONDALE MILLS (WALTON MILLS)              MONROE                GA      WALTON
JOSHUA L. BAILY                            STARR                 SC      ANDERSON
JOSHUA L. BAILY (WAREHOUSE #93)            EASLEY                SC      PICKENS
JACKSON MILLS                              IVA                   SC      SPARTANBURG
CLINTON MILLS                              CLINTON               SC      LAURENS
TNS MILLS                                  GAFFNEY               SC      CHEROKEE
GREENWOOD MILLS (GREENWOOD #5)             GREENWOOD             SC      GREENWOOD
AVONDALE MILLS                             SYLACAUGA             AL      TALLADEGA
GREENWOOD MILLS (GREENWOOD #3)             GREENWOOD             SC      GREENWOOD
GREENWOOD MILLS (DURST #8)                 GREENWOOD             SC      GREENWOOD
INMAN MILLS (MOUNTAIN SHOALS)              ENOREE                SC      SPARTANBURG
INMAN MILLS (RAMEY)                        ENOREE                SC      SPARTANBURG
JACKSON MILLS                              WELLFORD              SC      ANDERSON
INMAN MILLS (SAYBROOK)                     INMAN                 SC      SPARTANBURG
J.P. STEVENS                               TAYLORS               SC      GREENVILLE
SCHNEIDER MILLS                            TAYLORSVILLE          NC      ALEXANDER
TNS MILLS                                  SPARTANBURG           SC      SPARTANBURG
COMMERCIAL BONDED WAREHOUSE, INC.          N. CHARLESTON         SC      CHARLESTON
SOUTH CAROLINA STATE PORTS AUTHORITY       CHARLESTON            SC      CHARLESTON
ATLANTIC TRANSPORTATION SERVICES, INC.     CHARLESTON            SC      CHARLESTON
MT. VERNON MILLS, INC.                     TALLASSEE             AL      TALLAPOOSA
MILLIKEN & CO.                             GREER                 SC      GREENVILLE/
                                                                         SPARTANBURG
KANEMATSU USA, INC.                        LOS ANGELS            CA      LOS ANGELES
SOUTHERN PHENIX TEXTILES, INC.             PHENIX CITY           AL      RUSSELL
RAMTEX, INC.                               RAMSEUR               NC      RANDOLPH

                               SECURITY AGREEMENT
                                    EXHIBIT B
                               EXCLUDED EQUIPMENT

                           AVONDALE LIGHTWEIGHT TRUCKS
                                 AS OF 03/29/96

    LOCATION                                 DESCRIPTION                   BOOK VALUE
    --------                                 -----------                   ----------
CORP OFFICE                         1985 CHEVROLET VAN                          0.00
                                    1991 FORD CLUB VAN                          0.00

COTTON DEPT.                        1989 CHEVROLET S-10 PU                      0.00
                                    1993 FORD AEROSTAR VAN                  4,846.50

SYCAMORE WHSE.                      1978 DODGE PU                               0.00

SUPPLY DIST. CENTER                 1995 FORD AEROSTAR VAN                  9,993.75
                                    1984 VOLVO TRUCK                            0.00

TRUCK DEPT.                         1989 CHEVROLET PU                           0.00
                                    1985 DODGE 4WD PU                           0.00

BEVELLE                             1976 CHEVROLET PU                           0.00
                                    1978 CHEVROLET                              0.00
                                    1989 CHEVROLET PU                           0.00

SYLACAUGA YARD                      1982 CHEVROLET PU                           0.00
                                    1974 CHEVROLET DUMP TRUCK                   0.00

WASTE WATER                         1977 FORD PU                                0.00
TREATMENT                           1973 FORD DUMP TRUCK                        0.00

EVA JANE                            1982 FORD PU                                0.00
                                    1984 CHEVROLET PU                           0.00
                                    1987 CHEVROLET PU                           0.00
                                    1990 FORD DUMP TRUCK                        0.00

BON AIR                             1989 CHEVROLET PU                           0.00

BURNSVILLE                          1984 CHEVROLET PU                           0.00

CATHERINE                           1981 CHEVROLET PU                           0.00

COOSA                               1988 CHEVROLET PU                           0.00

PELL CITY                           1995 CHEVROLET PU                      11,003.49

TIFTON                              1995 CHEVROLET PU                       8,629.78

WALHALLA                            1995 FORD PU                            7,575.32
                                    1974 CHEVROLET DUMP TRUCK                   0.00

SANFORD                             1989 CHEVROLET PU                           0.00

LEE                                 1989 CHEVROLET PU                           0.00

WALTON FABRICS                      1973 CHEVROLET FLATBED TRUCK                0.00
                                    1984 VOLVO TRUCK                            0.00

                               SECURITY AGREEMENT
                              EXHIBIT "C" - PART 1

--------------------------------------------------------------------------------------------------
         SECURED PARTY                     JURISDICTION                    COLLATERAL
--------------------------------------------------------------------------------------------------
AVONDALE MILLS, INC.
--------------------------------------------------------------------------------------------------
Xerox Corporation                      Date Filed: 04/10/96         Xerox Leased Equipment
                                       File number: 96-15376
                                       SOS Alabama
--------------------------------------------------------------------------------------------------
Val Tech Computer Systems              Date Filed: 03/06/96         Leased Equipment
(assignee Nat'l Bank of Commerce)      File number: 96-09326        Notice Filing
                                       SOS Alabama
--------------------------------------------------------------------------------------------------
Val Tech Computer Systems              Date Filed: 08/09/95         Leased Equipment
(assignee First Alabama Bank)          File number: 95-32698
                                       SOS Alabama
--------------------------------------------------------------------------------------------------
Val Tech Computer Systems              Date Filed: 05/24/95         Leased Equipment
(assignee First Alabama Bank)          File number: 95-21606
                                       SOS Alabama
--------------------------------------------------------------------------------------------------
Rieter Corporation                     Date Filed: 11/14/94         Equipment
                                       File number: 94-43091
                                       SOS Alabama
--------------------------------------------------------------------------------------------------
Rieter Corporation                     Date Filed: 11/14/94         Equipment
                                       File number: 94-43090
                                       SOS Alabama
--------------------------------------------------------------------------------------------------
Rieter Corporation                     Date Filed: 11/14/94         Equipment
                                       File number: 94-43089
                                       SOS Alabama
--------------------------------------------------------------------------------------------------
Val Tech Computer Systems              Date Filed: 06/09/94         Leased Equipment
                                       File number: 94-20960        Notice Filing
                                       SOS Alabama
--------------------------------------------------------------------------------------------------
AT&T Credit Corporation                Date Filed: 05/02/94         Leased Equipment
                                       File number: 94-15516
                                       SOS Alabama
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
         SECURED PARTY                       JURISDICTION                  COLLATERAL
--------------------------------------------------------------------------------------------------
Wachovia Bank of Georgia, as Agent     Date Filed: 04/04/94         Blanket Lien
                                       File number: 94-11561
                                       SOS Alabama
--------------------------------------------------------------------------------------------------
Val Tech Computer Systems              Date Filed: 02/25/94         Leased Equipment
(assignee Nat'l Bank of Commerce       File number: 94-06560        Notice Filing
re-assigned 10/11/95 to Val Tech)      SOS Alabama
--------------------------------------------------------------------------------------------------
Pacific Atlantic Systems               Date Filed: 12/28/93         Leased Equipment
                                       File number: 93-44875        Notice Filing
                                       SOS Alabama
--------------------------------------------------------------------------------------------------
Val Tech Computer Systems              Date Filed: 12/20/93         Leased Equipment
(assignee Nat'l Bank of Commerce       File number: 93-43776        Notice Filing
re-assigned 10/11/95 to Val Tech)      SOS Alabama
--------------------------------------------------------------------------------------------------
Pacific Atlantic Systems               Date Filed: 09/30/93         Leased Equipment
                                       File number: 93-34411        Notice Filing
                                       SOS Alabama
--------------------------------------------------------------------------------------------------
Xerox Corporation                      Date Filed: 04/27/93         Xerox Leased Equipment
                                       File number: 93-14521
                                       SOS Alabama
--------------------------------------------------------------------------------------------------
Xerox Corporation                      Date Filed: 04/27/93         Xerox Leased Equipment
                                       File number: 93-14511
                                       SOS Alabama
--------------------------------------------------------------------------------------------------
Bell Atlantic Systems Leasing          Date Filed: 01/25/93         Leased Equipment
(assignee: COS Computer Systems)       File number: 93-02601        Notice Filing
                                       SOS Alabama
--------------------------------------------------------------------------------------------------
SouthTrust Bank of Alabama             Date Filed: 01/14/93         Leased Equipment, Insurance,
                                       File number: 93-01620        Proceeds
                                       SOS Alabama
--------------------------------------------------------------------------------------------------
Trust Company Bank                     Date Filed: 04/30/92         IRB Project and Equipment
(co-debtor: Industrial Dev. Board      File number: 92-15816
Town on Bon Air)                       SOS Alabama
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
         SECURED PARTY                       JURISDICTION                  COLLATERAL
--------------------------------------------------------------------------------------------------
SouthTrust Bank of Alabama             Date Filed: 02/10/92        Equipment, Insurance, Proceeds
                                       File number: 92-04907
                                       SOS Alabama
--------------------------------------------------------------------------------------------------
Mayer Electric Supply Co., Inc.        Date Filed: 04/18/91        Consignment of inventory to a
                                       File number: 91-14211        Systems Contracting Agreement
                                       SOS Alabama
--------------------------------------------------------------------------------------------------
CIT Group/Equipment Financing, Inc.    Date Filed: 01/27/88        12 - Volvo Sleeper Tractors
                                       Continued:  08/04/92
                                       File number: A270067
                                       SOS Alabama
--------------------------------------------------------------------------------------------------
CIT Group/Equipment Financing, Inc.    Date Filed: 08/17/87        1 - Volvo Sleeper Tractor
                                       Continued: 04/02/92
                                       File number: A253773
                                       SOS Alabama
--------------------------------------------------------------------------------------------------
Rieter Corporation                     Date Filed: 02/16/95        Rieter Drawframe
                                       File number: 2046
                                       Coosa County, Alabama
--------------------------------------------------------------------------------------------------
Wachovia Bank of Georgia, as Agent     Date Filed: 04/07/94        Blanket Lien
                                       File number: 94-069505
                                       SOS California
--------------------------------------------------------------------------------------------------
Wachovia Bank of Georgia, as Agent     Date Filed: 04/05/94        Blanket Lien
                                       File number: 1052193
                                       SOS Connecticut
--------------------------------------------------------------------------------------------------
Wachovia Bank of Georgia, as Agent     Date Filed: 04/04/95        Blanket Lien
                                       File number: 33817
                                       Floyd County
--------------------------------------------------------------------------------------------------
Wachovia Bank of Georgia, as Agent     Date Filed: 04/04/95        Blanket Lien
                                       File number: 30395
                                       Walton County
--------------------------------------------------------------------------------------------------
Wachovia Bank of Georgia, as Agent     Date Filed: 04/04/95        Blanket Lien
                                       File number: 225684
                                       SOS Massachusetts
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
         SECURED PARTY                       JURISDICTION                  COLLATERAL
--------------------------------------------------------------------------------------------------
Wachovia Bank of Georgia, as           Date Filed: 10/03/95         Property/items secured by
Trustee                                File number: 1269123         UCC-1 #0588793, filed 07/19/89
                                       SOS North Carolina           which has expired
--------------------------------------------------------------------------------------------------
Rieter Corporation                     Date Filed: 02/16/95         Rieter Drawframe
                                       File number: 1162256
                                       SOS North Carolina
--------------------------------------------------------------------------------------------------
Rieter Corporation                     Date Filed: 02/16/95         Rieter Drawframe
                                       File number: 1162255
                                       SOS North Carolina
--------------------------------------------------------------------------------------------------
Rieter Corporation                     Date Filed: 02/16/95         Rieter Drawframe
                                       File number: 1162254
                                       SOS North Carolina
--------------------------------------------------------------------------------------------------
Wachovia Bank of Georgia, as Agent     Date Filed: 04/05/94         Blanket Lien
                                       File number: 1093872
                                       SOS North Carolina
--------------------------------------------------------------------------------------------------
Trust Company Bank of Georgia          Date Filed: 12/04/92         IRB Project and Equipment
                                       File number: 0947502
                                       SOS North Carolina
--------------------------------------------------------------------------------------------------
Trust Company Bank of Georgia          Date Filed: 12/03/92         IRB Project and Equipment
                                       File number: 0947094
                                       SOS North Carolina
--------------------------------------------------------------------------------------------------
Staunton Norris, as Deed of Trust      Date Filed: 07/08/88         IRB Project and Equipment
Trustee and Trust Company Bank         Continued:  06/30/93
and First Nat'l Bank of Atlanta,       File number: 0470504
as Indentured Trustee                  Continued:  0011832
                                       SOS North Carolina
--------------------------------------------------------------------------------------------------
Staunton Norris, as Deed of Trust      Date Filed: 07/19/89         IRB Project and Equipment
Trustee and Trust Company Bank and     File number: 0588793
First Nat'l Bank of Atlanta, as        SOS North Carolina
Indentured Trustee
--------------------------------------------------------------------------------------------------
Rieter Corporation                     Date Filed: 11/18/94         Rieter Drawframe
                                       File number: 94-1512
                                       Lee County, North Carolina
--------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
         SECURED PARTY                       JURISDICTION                           COLLATERAL
-----------------------------------------------------------------------------------------------------
Rieter Corporation                     Date Filed: 11/18/94                Rieter Drawframe
                                       File number: 94-1511
                                       Lee County, North Carolina
-----------------------------------------------------------------------------------------------------
Trust Company Bank / Wachovia          Date Filed: 12/02/92                IRB Project and Equipment
Bank of Georgia, NA                    File number: 92-1601
                                       Lee County, North Carolina
-----------------------------------------------------------------------------------------------------
Rieter Corporation                     Date Filed: 11/07/94                Rieter Drawframe RSB 951
                                       File number: 94-203
                                       Yancey County, North Carolina
-----------------------------------------------------------------------------------------------------
Trust Company Bank                     Date Filed: 12/04/92                IRB Project and Equipment
                                       File number: 92-1976
                                       Yancey County, North Carolina
-----------------------------------------------------------------------------------------------------
Staunton Norris, as Deed of Trust      Date Filed: 07/08/88                IRB Project and Equipment
Trustee and Trust Company Bank and     Continued: 06/25/93
First Nat'l Bank of Atlanta, as        File number: 88-288
Indentured Trustee                     Continued as 93-103
                                       Yancey County, North Carolina
-----------------------------------------------------------------------------------------------------
Staunton Norris, as Deed of Trust      Date Filed: 07/13/89                IRB Project and Equipment
Trustee and Trust Company Bank and     File number: 89-256
First Nat'l Bank of Atlanta, as        Yancey County, North Carolina
Indentured Trustee
-----------------------------------------------------------------------------------------------------
Wachovia Bank of Georgia               Date Filed: 04/12/94                Blanket Lien
                                       File number: 1563871
                                       SOS New Jersey
-----------------------------------------------------------------------------------------------------
Wachovia Bank of Georgia               Date Filed: 04/06/94                Blanket Lien
                                       File number: 23000343
                                       SOS Pennsylvania
-----------------------------------------------------------------------------------------------------
Rieter Corporation                     Date Filed: 11/10/94                Leased Equipment
                                       File number: 941110-
                                       103225A
                                       SOS South Carolina
-----------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
         SECURED PARTY                       JURISDICTION                              COLLATERAL
---------------------------------------------------------------------------------------------------------
Wachovia Bank of Georgia               Date Filed: 04/05/94                     Blanket Lien
                                       File number: 940405-
                                       132723A
                                       SOS South Carolina
---------------------------------------------------------------------------------------------------------
Trust Company Bank                     Date Filed: 12/04/92                     IRB Project and Equipment
                                       File number: 921204-
                                       100723A
                                       SOS South Carolina
---------------------------------------------------------------------------------------------------------
Bell Atlantic Systems Leasing          Date Filed: 04/08/91                     Leased Equipment
                                       File number: 91-017594
                                       SOS South Carolina
---------------------------------------------------------------------------------------------------------
Trust Company Bank                     Date Filed: 01/04/91                     IRB Project and Equipment
                                       File number: 91-00010
                                       Oconee County, South Carolina
---------------------------------------------------------------------------------------------------------
Trust Company Bank                     Date Filed: 12/02/92                     IRB Project and Equipment
                                       File number: 92-00694
                                       Oconee County, South Carolina
---------------------------------------------------------------------------------------------------------
Rieter Corporation                     Date Filed: 11/09/94                     Rieter Drawframe
                                       File number: 94-00681
                                       Oconee County, South Carolina
---------------------------------------------------------------------------------------------------------
Wachovia Bank of Georgia               Date Filed: 04/05/94                     Blanket Lien
                                       File number: 94064691
                                       SOS Texas
---------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
             SECURED PARTY                           JURISDICTION                     COLLATERAL
-------------------------------------------------------------------------------------------------------
GRANITEVILLE COMPANY
-------------------------------------------------------------------------------------------------------
Schlafhorst, Inc.                                Date Filed: 02/06/92           Equipment
                                                 File number: 92-005960
                                                 Secretary of State, SC
-------------------------------------------------------------------------------------------------------
Schlafhorst, Inc.                                Date Filed: 01/14/92           Equipment
                                                 File number: 92-002008/
                                                 92-002009
                                                 Secretary of State, SC
-------------------------------------------------------------------------------------------------------
Schlafhorst, Inc.                                Date Filed: 01/14/92           Equipment
                                                 File number: 92-002008
                                                 Secretary of State, SC
-------------------------------------------------------------------------------------------------------
Olin Corporation                                 Date Filed: 02/10/94           Leased Equipment
                                                 File number: 131059A
                                                 Secretary of State, SC
-------------------------------------------------------------------------------------------------------
Olin Corporation                                 Date Filed: 12/07/93           Leased Equipment
                                                 File number: 110634A
                                                 Secretary of State, SC
-------------------------------------------------------------------------------------------------------
BellSouth Financial Services Corporation         Secretary of State, SC
Amendment: 09/28/92, #134045A
-------------------------------------------------------------------------------------------------------
Pitney Bowes Credit Corporation                  Date Filed: 01/29/92           Equipment Informational
                                                 File number: 92004503/         Filing
                                                 92004504
                                                 Secretary of State, SC
-------------------------------------------------------------------------------------------------------
Schlafhorst, Inc.                                Date Filed: 08/19/91           3 - Rotor Autocoro
                                                 File number: 91-040929
                                                 Secretary of State, SC
-------------------------------------------------------------------------------------------------------
Pitney Bowes Credit Corporation                  Date Filed: 01/25/96           Leased Equipment
                                                 File number: 122033A
                                                 Secretary of State, SC
-------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
             SECURED PARTY                           JURISDICTION                     COLLATERAL
---------------------------------------------------------------------------------------------------------
Primeco, Inc. d/b/a Prime Equipment              Date Filed: 09/13/94           1 - Scissor Lift
                                                 File number: 100644A
                                                 Secretary of State, SC
---------------------------------------------------------------------------------------------------------
E.I. DuPont De Nemours & Co. Separation          Date Filed: 12/27/91           Notice filing of a Service
Systems                                          File number: 91-061914         Agreement
                                                 Secretary of State, SC
---------------------------------------------------------------------------------------------------------
                                                 Date Filed: 01/12/93           Office Equipment
Canon Financial Services, Inc.                   File number: 145328A
                                                 Secretary of State, SC
---------------------------------------------------------------------------------------------------------
Primeco, Inc. d/b/a Prime  Equipment             Date Filed: 09/13/94           1 - Scissor Lift
                                                 File number: 1329
                                                 Aiken County, SC
---------------------------------------------------------------------------------------------------------
Schlafhorst, Inc.                                Date Filed: 02/06/92           Rotor Autocoro(s)
                                                 File number: 192
                                                 Aiken County, SC
---------------------------------------------------------------------------------------------------------
Schlafhorst, Inc.                                Date Filed: 01/15/92           Rotor Autocoro(s)
                                                 File number: 81
                                                 Aiken County, SC
---------------------------------------------------------------------------------------------------------
Schlafhorst, Inc.                                Date Filed: 01/15/92           Rotor Autocoro(s)
                                                 File number: 80
                                                 Aiken County, SC
---------------------------------------------------------------------------------------------------------
Schlafhorst, Inc.                                Date Filed: 08/20/91           Rotor Autocoro(s)
                                                 File number: 1335
                                                 Aiken County, SC
---------------------------------------------------------------------------------------------------------
First United Leasing Corporation                 Date Filed: 01/22/93           1/Panafax Facsimile
                                                 File number: 014679
                                                 SOS New York
---------------------------------------------------------------------------------------------------------
Pitney Bowes                                     Date Filed:                    Equipment Lease
                                                 File number: 960412-
                                                 131615A
                                                 SOS South Carolina
---------------------------------------------------------------------------------------------------------
WALTON MONROE MILLS, INC.
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
             SECURED PARTY                           JURISDICTION                         COLLATERAL
--------------------------------------------------------------------------------------------------------------
Trust Company Bank                               Date Filed: 06/15/92           IRB Project and Equipment
                                                 File number: 28353
                                                 Walton County, Georgia
--------------------------------------------------------------------------------------------------------------
Trust Company Bank                               Date Filed: 01/28/93           Partial Release - 5 Saurer
                                                 File number: 28353             Shutterless Weaving Machines,
                                                 Walton County, Georgia         Type 400
--------------------------------------------------------------------------------------------------------------
NCC Leasing                                      Date Filed: 07/25/91           NCR electronic data processing
                                                 File number: 27498             equipment
                                                 Walton County, Georgia
--------------------------------------------------------------------------------------------------------------
The CIT Group/Commercial Services, Inc.          N/A                            $260,000 cash deposit to
                                                                                secure certain reimbursement
                                                                                and indemnity obligations
--------------------------------------------------------------------------------------------------------------
NCC Leasing                                      Date Filed: 09/12/91           14 Terminal Green
                                                 File number: 27605             1010/keyboards
                                                 Walton County, Georgia
--------------------------------------------------------------------------------------------------------------

                               SECURITY AGREEMENT

                               EXHIBIT C - PART 2

                    EXISTING ENCUMBRANCES IN CONNECTION WITH

                      INDUSTRIAL REVENUE BOND INDEBTEDNESS

                                                       Original Principal Amount
IRB Transaction                                           Outstanding on Bonds

1.       The Yancey County Industrial                               $10,000,000
         Facilities and Pollution Control
         Financing Authority Refunding
         Revenue Bonds (Avondale Mills,
         Inc. Project), Series 1988.

         Applicable Documents:

         a. Deed of Trust and Security Agreement, dated as of July 1, 1988, from Avondale Mills, Inc. to Staunton Norris, as deed of trust trustee, for the benefit of The First National Bank of Atlanta, as trustee, and Trust Company Bank, as amended by that First Amendment to Deed of Trust and Security Agreement, to be dated on or about March 29, 1994.

         b. Indenture of Trust, dated as of July 1, 1988, between The Yancey County Industrial Facilities and Pollution Control Financing Authority and The First National Bank of Atlanta, as trustee.

         c. Loan Agreement, dated as of July 1, 1988, between Avondale Mills, Inc. and The Yancey County Industrial Facilities and Pollution Control Financing Authority and related Promissory Note.

         d. Letter of Credit Agreement, dated as of July 1, 1988, between Trust Company Bank and Avondale Mills, Inc., as amended through the date hereof.

         e. Security Agreement, dated as of December 2, 1992, from Avondale Mills, Inc. to Trust Company Bank.

2.       The Lee County Industrial Facilities                        $5,000,000
         and Pollution Control Financing
         Authority Refunding Revenue Bonds
         (Avondale Mills, Inc. Project), Series 1989.

         Applicable Documents:

         a. Indenture of Trust, dated as of June 1, 1989, between The Lee County Industrial Facilities and Pollution Control Financing Authority and The First National Bank of Atlanta, as trustee.

         b. Loan Agreement, dated as of June 1, 1989, between The Lee County Industrial Facilities and Pollution Control Financing Authority and Avondale Mills, Inc. and related Promissory Note.

         c. Second Deed of Trust and Security Agreement, dated as of June 1, 1989, from Avondale Mills, Inc. to Staunton Norris, as deed of trust trustee, for the benefit of The First National Bank of Atlanta, as trustee, and Trust Company Bank.

         d. Letter of Credit Agreement, dated as of June 1, 1989, between Trust Company Bank and Avondale Mills, Inc., as amended through the date hereof.

         e. Deed of Trust and Security Agreement, dated as of December 2, 1992, from Avondale Mills, Inc. to Richard Love, as deed of trust trustee, for the benefit of Wachovia Bank of Georgia, N.A., as trustee, and Trust Company Bank, as amended by that First Amendment to Deed of Trust and Security Agreement, to be dated on or about March 29, 1994.

3.       Development Authority of Walton County                  $4,000,000
         Industrial Development Revenue Bonds                    (Series 1992A)
         (Walton Monroe Mills, Inc. Project),                    and
         Series 1992A and Series 1992B                           $2,000,000
                                                                 (Series 1992B)

         Applicable Documents:

         a. Indenture of Trust, dated as of June 1, 1992, between Development Authority of Walton County and Trust Company Bank, as trustee.

         b. Lease Agreement, dated as of June 1, 1992, between Development Authority of Walton County and Walton Monroe Mills, Inc.

         c. Security Deed and Security Agreement, dated as of June 1, 1992, among Development Authority of Walton County and Walton Monroe Mills, Inc., as grantors, and Trust Company Bank, as grantee, as amended by that First Amendment to Security Deed and Security Agreement, to be dated on or about March 29, 1994.

         d. Guaranty Agreement, dated as of June 1, 1992, from Walton Monroe Mills, Inc. to Trust Company Bank, as trustee.

         e. Letter of Credit Agreement, dated as of June 1, 1992, between Trust Company Bank and Walton Monroe Mills, Inc., as amended through the date hereof.

                                                                       EXHIBIT K

                             INTENTIONALLY OMITTED]

                                                                       EXHIBIT L

                   AMENDED AND RESTATED STOCK PLEDGE AGREEMENT

                  THIS AMENDED AND RESTATED STOCK PLEDGE AGREEMENT (this "Agreement"), is made and entered into as of April 29, 1996, by and between Wachovia Bank of Georgia, N.A., a national banking association, as agent for the Banks parties to the "Credit Agreement" (as hereinafter defined)(the "Agent"), and Avondale Incorporated, a Georgia corporation ("Pledgor");

                              W I T N E S S E T H:

         WHEREAS, the Pledgor executed and delivered a Stock Pledge Agreement dated as of March 29, 1994 (the "Original Pledge Agreement" pursuant to a Credit Agreement of even date therewith by and among the Borrower, the Agent and the Banks party thereto (the "Original Credit Agreement"); and

         WHEREAS, pursuant to that certain Amended and Restated Credit Agreement, dated as of even date herewith, among Borrower, the Agent, The First National Bank of Chicago, as Documentation Agent, and the Banks parties thereto (as amended or modified from time to time, the "Credit Agreement"), the Original Credit Agreement has been amended and restated, and the Banks have made or will make loans to the Borrower; and

         WHEREAS, the obligations of the Banks to extend financial accommodations under the Credit Agreement is conditioned on, among other things, the execution and delivery by Pledgor of the Parent Guaranty (as defined in the Credit Agreement) and this Agreement in order to secure said indebtedness and to induce the Banks and the Agent to execute and enter into the Credit Agreement, the Borrower has agreed to execute and deliver this Agreement, granting a security interest in, and lien upon, the Pledged Stock to the Agent for the benefit of the Banks, and continuing in effect the security interest in, and lien upon, the Pledged Stock granted to the Agent pursuant to the Original Pledge Agreement; and

         WHEREAS, pursuant to the Parent Guaranty, Pledgor has guaranteed payment of all of the Obligations; and

         WHEREAS, to induce the Banks to extend or to continue to extend financial accommodations to the Borrower, Pledgor has agreed to enter into this Agreement; and

         WHEREAS, Pledgor is the sole owner of 100% of the Capital Stock of the Borrower and will be benefitted by such financial accommodations by the Banks to the Borrower;

         WHEREAS, it is the intent of the parties that this Agreement amend, restate and supersede the Original Pledge Agreement, and continue in effect the security interests and liens granted thereto without lapse or loss of perfection;

         NOW, THEREFORE, for the sum of $10 in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce the Banks to extend financial accommodations from time to time to the Borrower, Pledgor and the Agent hereby agree as follows:

         1. Defined Terms. Capitalized terms contained herein but not defined herein shall have the meanings given them in the Credit Agreement.

         2. Pledge of Collateral. Pledgor does hereby pledge, hypothecate, assign, transfer, set over, deliver and grant a security interest in and to the Agent in all that Capital Stock of Avondale Mills, Inc. set forth and described on Exhibit "A" attached hereto and by reference made part hereof (which stock is simultaneously herewith being delivered to the Agent, accompanied by blank stock powers signed by Pledgor), together with any and all other securities, cash or other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any or all of such pledged stock, and together with the proceeds thereof (hereinafter said property being collectively referred to as the "Collateral"), all as security for the payment of all of the Obligations in existence from time to time.

         3. Holding of Collateral and Rights. Pledgor acknowledges and agrees that the Agent shall hold the Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto forever, subject, however, to the provisions of Sections 8 and 14 hereof and to the return of the Collateral (or such portion thereof as may be existing from time to time hereafter after giving effect to the terms hereof) by the Agent to Pledgor pursuant to Section 4 hereof or upon the final and indefeasible payment in full of all the Obligations and termination in writing of any and all credit commitments with respect thereto.

         4.       Intentionally Omitted.

         5. Representations and Warranties; Certain Covenants. The Parent incorporates herein by reference as fully as if set forth herein all of the representations and warranties of the Parent contained in Article IV of the Credit Agreement (which representations and warranties shall be deemed to have been renewed by Pledgor upon each Borrowing under the Credit Agreement to the same extent and with the same effect as provided therein with respect to the renewal thereof by the Borrower) and all covenants of Pledgor contained in
Article V of the Credit Agreement. In addition, Pledgor hereby represents and warrants (which representations and warranties likewise shall be deemed to have been renewed by Pledgor upon each Borrowing under the Credit Agreement) that:
(i) Pledgor has the complete and unconditional authority to pledge the Collateral; (ii) Pledgor holds the Collateral free and clear of any and all liens, charges, encumbrances and security interests thereon (other than in favor of the Agent) and has good right, title and legal authority to pledge the Collateral in the manner contemplated herein; (iii) all stock now owned or hereafter owned by Pledgor and constituting or which will constitute Collateral hereunder is, or will be on date of pledge thereof, validly issued, fully paid and non-assessable; and (iv) no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (1) for the pledge by Pledgor of the Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Pledgor or (2) for the exercise by Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement (except as may be required in connection with the exercise of such rights or remedies by laws affecting the voting, offering and sale of securities generally).

         6. Delivery of Additional Securities; Further Assurances. Pledgor further covenants with the Agent that Pledgor will cause any additional securities or other property issued to or received by Pledgor with respect to any of the Collateral (except as provided in Section 8 below), whether for value paid by Pledgor or otherwise, and including stock dividends, to be deposited forthwith with the Agent and be pledged hereunder, in each case accompanied by blank stock powers or other proper instruments of assignment duly executed by Pledgor in such form as may be reasonably required by the Agent. Pledgor agrees that at any time and from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action that the Agent may reasonably request, in other to perfect and protect the security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights, powers and remedies hereunder with respect to any Collateral.

         7. Name in Which Collateral Held. Pledgor further acknowledges and agrees that the Agent may hold any of the Collateral in its own name, endorsed or assigned in blank or in the name of any nominee or nominees, and that the Agent may deliver any or all of the Collateral to the issuer or issuers thereof for the purpose of making denominational exchanges or registrations of transfer or for such other purposes in furtherance of this Agreement as the Agent may deem advisable.

         8. Voting Rights; Dividends, Etc. (a) So long as no Event of Default shall have occurred and be continuing and the Agent has not, subject to the provisions of Section 14 hereof, delivered a notice to Pledgor of the Agent's intention to exercise voting and other consensual rights pursuant to this Section 8:

                  (i) Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not prohibited by the terms of this Agreement, the Parent Guaranty, the Credit Agreement or any other Loan Documents; provided, however, that the Pledgor shall give the Agent at least 5 Domestic Business Days' prior written notice of the manner in which it intends to exercise any right if such action would have a material adverse effect on the value of the Collateral, and following request therefor by the Agent, Pledgor shall not exercise or refrain from exercising any such right; and

                  (ii) the Agent shall execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to clause
(i) above.

                  (iii) Pledgor shall be entitled to receive and retain any nonliquidating cash dividends, interest or any other distribution of property paid, payable or otherwise distributed in cash in respect of the Collateral.

                  (b) Subject to the provisions of Section 14 hereof, upon the occurrence and during the continuance of an Event of Default, and with respect to clause (i) below, the delivery of a notice to Pledgor of the Agent's intention to exercise voting and other consensual rights pursuant thereto:

                           (i) All rights of Pledgor to exercise the voting and
other consensual rights which it would otherwise be entitled to exercise pursuant to Section 8(a) shall cease, and all such rights shall thereupon become vested in the Agent who shall thereupon have the sole right to exercise such voting and other consensual rights; provided, however, Pledgor shall continue to have the rights to exercise such voting and other consensual rights notwithstanding the occurrence and continuance of an Event of Default until the Agent, subject to the provisions of Section 14 hereof, delivers a notice to Pledgor of the Agent's intention to exercise such voting and other consensual rights.

                           (ii) All rights of Pledgor to receive cash dividends,
interest, proceeds or other distributions in cash from the Collateral, which it would otherwise be authorized to receive and retain pursuant to Section 8(a) shall cease and all rights to dividends, interest, proceeds and other distributions shall thereupon be vested in the Agent, who shall thereupon have the sole right to receive and hold as Collateral such interest or other distributions. All dividends, interest, proceeds and other distributions which are received by Pledgor contrary to these provisions shall be received in trust for the benefit of the Agent, shall be segregated from other property or funds of Pledgor and shall be forthwith delivered to the Agent as Collateral in the same form as so received (with any necessary endorsement).

         9. Agent Appointed Attorney-in-Fact. Pledgor hereby irrevocably appoints the Agent as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in the Agent's discretion, after the occurrence and during the continuance of an Event of Default, and subject to the provisions of Section 14 hereof, where applicable, to take any action and to execute any instrument which the Agent may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to Pledgor representing any dividend, principal and/or interest payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same, when and to the extent permitted by this Agreement.

         10. The Agent May Perform. If Pledgor fails to perform any agreement contained herein, the Agent may take reasonable action to perform, or cause performance of, such agreement, and the reasonable expenses of the Agent incurred in connection therewith shall be payable by Pledgor under Section 13; provided, that, the Agent shall exercise commercially reasonable efforts to notify Pledgor prior to taking any such action (although the failure to so notify Agent shall not limit the Agent's rights hereunder).

         11. Reasonable Care. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Agent accords the Agent's own property, it being understood that the Agent shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Agent has or is deemed to have knowledge of such matters, unless reasonably requested to do so by Pledgor, or
(ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral.

         12. Events of Default. The following shall constitute "Events of Default" hereunder:

                  (a) Should Pledgor assign, attempt to encumber, subject to further pledge or security interest, sell, transfer or otherwise dispose of any of the Collateral without the prior written consent of the Agent;

                  (b) If an "Event of Default" occurs under any of the Credit Agreement, the other Loan Documents or the Parent Guaranty; or

                  (c) If any representations or warranties made herein by Pledgor shall be untrue in any material respect when made or furnished.

         13. Remedies. If any Event of Default shall have occurred and be continuing:

                  (a) Subject to the provisions of Section 14 hereof, the Agent may exercise (in compliance with all applicable securities laws) in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to them, all the rights and remedies of a secured party on default under the Uniform Commercial Code in effect in the State of Georgia at that time, and the Agent may also, without notice except as specified below, sell (in compliance with all applicable securities laws) the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, over the counter or at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Agent may deem commercially reasonable or otherwise in such manner as necessary to comply with applicable federal and state securities laws. The Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers at any such sale and such purchasers shall hold the property sold absolutely, free from any claim or right on the part of Pledgor, and Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Subject to the provisions of Section 14 hereof, the Agent shall give Pledgor at least 10 days' notice of the time and place of any public sale or the time after which any private sale is to be made , which Pledgor agrees shall constitute reasonable notification. At any such sale, the Agent may bid (which bid may be, in whole or in part, in the form of cancellation of Obligations) for and purchase the whole or any part of the Collateral. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. If sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Agent until the sale price is paid by the purchaser or purchasers thereof, but the Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. Pledgor agrees that any sale of the Collateral conducted by the Agent in accordance with the foregoing provisions of this
Section 13 shall be deemed to be a commercially reasonable sale under O.C.G.A.
Section 11-9-504 of the Georgia Uniform Commercial Code. As an alternative to exercising the power of sale herein conferred upon them, the Agent may proceed by a suit or suits at law or in equity to foreclose the security interest granted under this Agreement and to sell the Collateral, or any portion thereof, pursuant to a judgment or decree of a court or courts of competent jurisdiction.

                  (b) Any cash held by the Agent as Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon or any part of the Collateral following the occurrence of an Event of Default shall be applied by the Agent for the benefit of the Banks in the following manner: first, in discharge of all expenses incurred by the Agent which Pledgor is obligated to reimburse the Agent pursuant to Section 15 hereof; secondly, to all outstanding fees and other expenses owing under the Credit Agreement or the other Loan Documents in such order as the Required Banks shall elect; thirdly, to accrued and unpaid interest on the Obligations in such order as the Required Banks may elect; and lastly, to the principal balances of any such Obligations then outstanding in such order as the Required Banks may elect.

                  (c) Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full of all the Obligations shall be paid over to Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

         14. Standstill as to Certain Remedies. Notwithstanding any other provision in this Agreement to the contrary, the right of the Agent with respect to voting and other consensual rights pursuant to Section 8(b) hereof and with respect to sale of the Collateral pursuant to Section 13(a) hereof shall not vest and may not be exercised for a period of 90 days after whichever of the following is applicable (the "Standstill Period"):

         (i) with respect to an Event of Default under Section 6.01(b) of the Credit Agreement arising out of a breach of any of Sections 5.03 through 5.06, inclusive, of the Credit Agreement, the earlier to occur of (x) written notice thereof has been given to the Pledgor by the Agent, or (y) an officer of the Pledgor otherwise becomes aware of any such breach, or (z) the date which is 30 days after the end of the Fiscal Quarter in which such breach occurs;

         (ii) with respect to any Event of Default under Section 6.01(m) of the Credit Agreement, written notice thereof has been given to the Pledgor by the Agent; and

         (iii) with respect to any other Event of Default, the date of occurrence of such Event of Default,

in each case, unless a "Standstill Termination Event" occurs during the Standstill Period, in which case such rights may be exercised by the Agent immediately or at any time thereafter, so long as such Event of Default continues. The term "Standstill Termination Event" means the occurrence of any of the following events:

         (a) An Event of Default under Section 5.02(ii) of the Credit Agreement;

         (b) The Consolidated Cash Flow of the Pledgor and its Consolidated Subsidiaries, determined on a consolidated basis in accordance with GAAP, calculated for the fiscal month of the Pledgor just ended and the immediately preceding 11 fiscal months of the Pledgor, is less than $55,000,000;

         (c) The Fixed Charge Coverage Ratio, calculated at the end of each fiscal month of the Pledgor, is greater than 1.25 to 1.0;

         (d) The Borrower or the Pledgor shall create any Lien securing Debt in excess of $1,000,000 on any of the Collateral or any Plant which is not permitted by Section 5.11 of the Credit Agreement;

         (e) An Event of Default under Section 5.14 of the Credit Agreement, but if such Event of Default relates to a sale of assets, only if the amount thereof exceeds the amount permitted by Section 5.14 by $2,000,000;

         (f) The Borrower or the Pledgor shall incur any Debt of the types described in clauses (i) or (ii) of the definition of Debt in the Credit Agreement, or Debt of others of such type Guaranteed by the Borrower or the Pledgor, in excess of $4,000,000, which is not permitted by Section 5.23 of the Credit Agreement, or the Receivables Subsidiary shall incur any Debt or other liabilities other than in connection with the Receivables Securitization Program;

         (g) The Pledgor or any Subsidiary which is not a Wholly-Owned Subsidiary shall make any Restricted Payments in any Fiscal Year in an amount in excess of $2,000,000 over the maximum amount permitted by Section 5.07 of the Credit Agreement;

         (h) An Event of Default occurs under Section 5.26 of the Credit Agreement;

         (i) The Borrower shall fail to pay within 5 days of the date when due (other than by reason of acceleration of maturity pursuant to Section 6.01 of the Credit Agreement) any principal of any Loan, or shall fail to pay any interest on any Loan within 10 Domestic Business Days after such interest shall become due, or, if the Event of Default which commences the Standstill Period arose from a failure to pay principal (other than by reason of acceleration of maturity pursuant to Section 6.01 of the Credit Agreement) of or interest on the Loans, such failure continues after the date such Event of Default occurred for 5 days, with respect to a principal payment failure, or 5 Domestic Business Days, with respect to an interest payment failure;

         (j) An Event of Default occurs under any of Sections 6.01(g), (h) or
(l) of the Credit Agreement; or

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

         (k) The Pledgor fails to comply with the provisions of the last sentence of this Section 14.

So long as the Event of Default which commenced the Standstill Period continues, the Pledgor will furnish to the Agent, as soon as available and in any event, within 21 days after the end of each fiscal month of the Pledgor, commencing with the fiscal month in which such Event of Default occurs, the financial statements required to be furnished by Section 5.01(b) of the Credit Agreement, but on a monthly basis, for each fiscal month of the Parent and the portion of the Fiscal Year ended at the end of such fiscal month, together with a statement of the chief financial officer or the chief accounting officer of the Pledgor, setting forth in reasonable detail the calculations required to establish whether a Standstill Termination Event has occurred under paragraph (b) or (c) above.

         15. Expenses. Pledgor will, upon demand, pay to the Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel, actually incurred, and of any experts and agents, and including any taxes or fees incurred on account of the execution, issuance, delivery or recording of this Agreement or other documents executed in connection herewith which the Agent may incur in connection with (i) the sale of, collection from, or other realization upon, any of the Collateral, or (ii) the exercise or enforcement of any of the rights of the Agent hereunder, or
(iii) the failure by Pledgor to perform or observe any of the provisions hereof.

         16. Security Interest Absolute. All rights of the Agent hereunder, the security interest granted to the Agent hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of any of the following, and Pledgor expressly consents to the occurrence of any of such events and waives, in its capacity as Pledgor, to the extent permitted by law, any defense arising therefrom:

                           (i) any lack of validity or enforceability of any of
the Loan Documents or any other agreement or instrument relating thereto;

                           (ii) any change in the time, manner or place of
payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from any of the Loan Documents;

                           (iii) any exchange, release or non-perfection of any
other collateral, or any release or amendment or waiver of or consent to or departure from any of the Loan Documents, including, without limitation, the Security Agreement and any Operative Mortgages or any other guaranty for all or any of the Obligations; or

                           (iv) any other circumstance which might otherwise
constitute a defense available to, or a discharge of, Pledgor in respect of the Obligations or in respect of this Agreement.

         17. Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by Pledgor herefrom shall in any event be effective unless the same

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

shall be in writing and signed by the Agent and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         18. No Waiver; Cumulative Remedies. No failure on the part of the Agent to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Agent preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

         19. Severability. If any provision of this Agreement or the application thereof to any party hereto or circumstances shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to any other party thereto or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

         20. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telecopier or similar writing) and shall be given to such party at its address or telecopier number set forth on the signature pages or at such other address or telecopier number as such party may hereafter specify for the purpose by notice to each other party. Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in this Section and the appropriate confirmation is received,
(ii) if given by mail, 3 Domestic Business Days after such communication is deposited in the mail, with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section 20.

         21. Time is of the Essence. Time is of the essence in this Agreement.

         22. Interpretation. No provision of this Agreement shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

         23. The Agent Not Joint Venturer. Neither this Agreement nor any agreements, instruments, documents or transactions contemplated hereby shall in any respect be interpreted, deemed or construed as making the Agent a partner or joint venturer with Pledgor or as creating any similar relationship or entity, and Pledgor agrees that it will not make any contrary assertion, contention, claim or counterclaim in any action, suit or other legal proceeding involving the Agent and Pledgor.

         24. Jurisdiction. Pledgor agrees that any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of Georgia or the United States of America for the Northern District of Georgia, Atlanta Division, all as the Agent may elect. By execution of this Agreement, Pledgor hereby submits to each such jurisdiction, hereby expressly waiving whatever rights may correspond to it by reason of its present or future domicile. Nothing herein shall affect the right of the Agent to commence legal proceedings or otherwise

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

proceed against Pledgor in any other jurisdiction or to serve process in any manner permitted or required by law.

         25. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia and shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto.

         26. Counterparts. This Agreement may be executed in two or more counterparts, each of which when fully executed shall be an original, and all of said counterparts taken together shall be deemed to constitute one and the same agreement.

                         [Signatures on Following Page]

         IN WITNESS WHEREOF, Pledgor has caused this Agreement to be duly executed under seal as of the date first above written.

                                             "PLEDGOR"

                                             AVONDALE INCORPORATED      (SEAL)

                                             By: _______________________________
                                                 Title:

                                             Avondale Incorporated
                                             506 South Broad Street
                                             Monroe, Georgia 30655
                                             Attention: Chairman and
                                             Chief Executive Officer
                                             Telecopier number: 770-267-2543
                                             Telephone number: 770-267-2226

ACCEPTED AND AGREED:

WACHOVIA BANK OF GEORGIA, N.A.,
in its capacity as Agent

By: ___________________________
    Title:
Wachovia Bank of Georgia, N.A.
191 Peachtree Street, N.E.
Atlanta, Georgia 30303-1757
Attention: Commercial Group
Telecopier number: 404-332-6220
Telephone number: 404-332-6094

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

                        Exhibit A to Amended and Restated
                             Stock Pledge Agreement

            DESCRIPTION OF THE CAPITAL STOCK OF AVONDALE MILLS, INC.

       1,000 Shares, $1.00 Par Value Common Stock Evidenced by Certificate No. 1

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                                                                       EXHIBIT M

                   FORM OF RECEIVABLES INTERCREDITOR AGREEMENT

                             INTERCREDITOR AGREEMENT

                           DATED AS OF AUGUST 30, 2002

                                  BY AND AMONG

                      GENERAL ELECTRIC CAPITAL CORPORATION,

            AS ADMINISTRATIVE AGENT AND RECEIVABLES COLLATERAL AGENT

                      WACHOVIA BANK, NATIONAL ASSOCIATION,

                                 as Banks' Agent

                             AVONDALE FUNDING, LLC,

                             AS RECEIVABLES SELLER,

                                       and

                              AVONDALE MILLS, INC.,

                                  as Originator

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

                  This INTERCREDITOR AGREEMENT dated as of August 30, 2002 (as modified, amended, restated or supplemented from time to time, this "AGREEMENT"), by and among GENERAL ELECTRIC CAPITAL CORPORATION, in its capacity as administrative agent under the Receivables Purchase and Servicing Agreement (as hereinafter defined) (the "ADMINISTRATIVE AGENT") and in its capacity as collateral agent for the Receivables Purchasers (as defined below) (the "RECEIVABLES COLLATERAL AGENT"), WACHOVIA BANK, NATIONAL ASSOCIATION (successor by merger to Wachovia Bank of Georgia, N.A., Wachovia Bank, N.A. and First Union National Bank), in its capacity as administrative agent on behalf of the Banks (as defined below) (the "BANKS' AGENT"), AVONDALE FUNDING, LLC (the "RECEIVABLES Seller"), and AVONDALE MILLS, INC. ("AVONDALE MILLS" or the "ORIGINATOR").

                                R E C I T A L S:

                  A. The Originator has agreed to sell, transfer and assign to the Receivables Seller, and the Receivables Seller has agreed to purchase or otherwise acquire from the Originator, all of the right, title and interest of the Originator in certain Receivables pursuant to a Sale and Contribution Agreement (as amended, supplemented, modified or restated from time to time, the "RECEIVABLES SALE AGREEMENT") dated as of August 30, 2002 among the Originator, Avondale Incorporated and the Receivables Seller.

                  B. The Receivables Seller, as seller, Avondale Mills in its capacity as servicer (the "SERVICER"), the Administrative Agent, the Receivables Collateral Agent and the Receivables Purchasers are parties to a Receivables Purchase and Servicing Agreement dated as of August 30, 2002 (as amended, supplemented, modified or restated from time to time, the "RECEIVABLES PURCHASE AND SERVICING AGREEMENT") pursuant to which the Receivables Purchasers have agreed, among other things, to purchase from the Receivables Seller from time to time Receivables (or interests therein) purchased by or contributed to the Receivables Seller pursuant to the Receivables Sale Agreement.

                  C. The Receivables Sale Agreement and the Receivables Purchase and Servicing Agreement provide for the filing of UCC financing statements to perfect the ownership and security interest of the parties thereto with respect to the property covered thereby.

                  D. Avondale Mills as Borrower (in such capacity, the "BORROWER"), the Banks' Agent and the financial institutions from time to time party thereto (collectively, the "BANKS") are parties to that certain Second Amended and Restated Credit Agreement dated as of September 28, 2000, (as amended, supplemented, modified or restated from time to time, the "CREDIT AGREEMENT").

                  E. To secure the Borrower's obligations to the Banks and Banks' Agent under the Credit Agreement and other Loan Documents, the Borrower has granted to the Banks' Agent for the benefit of the Banks' Agent and the Banks a lien over, substantially all of their assets, including certain Receivables and certain inventory, and all proceeds of the foregoing.

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

                  F. The parties hereto wish to set forth certain agreements with respect to the Receivables Program Assets (as hereinafter defined) and with respect to the Collateral (as hereinafter defined).

                  NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, and for other good and valuable consideration, receipt of which is hereby acknowledged, it is hereby agreed as follows:

                            ARTICLE 1. DEFINITIONS.

                  1.1. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "BANK CLAIM" means (i) all of the indebtedness, obligations and other liabilities of the Borrower now or hereafter arising under, or in connection with, the Loan Documents including, but not limited to, all sums now or hereafter loaned or advanced to or for the benefit of the Borrower, all reimbursement obligations of the Borrower with respect to letters of credit and guarantees issued thereunder for its account, all guarantee obligations of the Borrower, any interest thereon (including, without limitation, interest accruing after the commencement of a bankruptcy, insolvency or similar proceeding relating to the Borrower, whether or not such interest is an allowed claim in any such proceeding), any reimbursement obligations, fees or expenses due thereunder and (ii) any costs of collection or enforcement of any such indebtedness, liabilities or obligations or in realizing on or protecting or preserving any security therefor.

                  "BANK COLLATERAL" means all Collateral, including, without limitation, all Excluded Receivables Assets, which does not constitute Receivables Program Assets.

                  "BANK EVENT OF DEFAULT" has the meaning ascribed to the term "Event of Default" in the Credit Agreement, as the same may be amended from time to time.

                  "BANK INTEREST" means, with respect to any property or interest in property, now owned or hereafter acquired or created, of the Borrower, any lien, claim, encumbrance, security interest or other interest of the Banks' Agent or the Banks in such property or interests in property.

                  "BANKRUPTCY EVENT" means the commencement of a case under 11 USCss.101, et seq. in which the Originator is the "debtor".

                  "BILL AND HOLD ARRANGEMENT" means an arrangement confirmed in writing in which the Originator invoices the customer for goods but retains possession of such goods for a period of time; provided, that all of the following requirements are satisfied:

                           a. title to, and the risk of loss of, the goods is transferred to the customer, and the Originator's records are marked to indicate that title has passed;

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

                           b. the Originator's records are adequate to enable the Originator or a third-party to identify the goods subject to such arrangement as separate from the Originator's own inventory at any time; and

                           c. the related invoice is payable on the normal due date for similar Receivables of the Originator that do not arise from a Bill and Hold Arrangement.

                  "BUSINESS DAY" has the meaning ascribed to such term in Annex X to the Receivables Purchase and Servicing Agreement.

                  "CLAIM" means the Bank Claim or the Receivables Claim, as applicable.

                  "COLLATERAL" means all property and interests in property, now owned or hereafter acquired or created, of the Borrower in or upon which a Bank Interest is granted or purported to be granted by the Borrower to the Banks or the Banks' Agent under any of the Loan Documents.

                  "COLLECTIONS" means, with respect to any Receivable, all cash collections and other proceeds of such Receivable (including late charges, fees and interest arising thereon, and all recoveries with respect to Receivables that have been written off as uncollectible) and any payments by the Originator, the Seller or the Servicer in respect thereof pursuant to the terms of the Receivables Documents but excluding, however, such proceeds received by the Originator with respect to and as consideration for the sale of the Purchased Receivables by the Originator to the Receivables Seller.

                  "COMPANY CLAIM" means all of the indebtedness, obligations and other liabilities of the Receivables Seller to the Originator arising under, or in connection with, the Receivables Documents, including, but not limited to, obligations evidenced by any deferred purchase price note or other instrument, and all costs of collection or enforcement thereof.

                  "CONCENTRATION ACCOUNT" has the meaning ascribed to such term in the Annex X to the Receivables Purchase and Servicing Agreement, as the same may be amended from time to time.

                  "CONTRACT" shall mean any agreement (including any invoice) pursuant to, or under which, an Obligor shall be obligated to make payments with respect to a Receivable.

                  "DISPOSITION" means, with respect to any assets of the Originator, any liquidation of the Originator or the Originator's assets, the establishment of any receivership for the Originator or the Originator's assets, a bankruptcy proceeding of the Originator (either voluntary or involuntary), the payment of any insurance, condemnation, confiscation, seizure or other claim upon the condemnation, confiscation, seizure, loss or destruction thereof, or damage to, or any other sale, transfer, assignment or other disposition of such assets.

                  "ENFORCEMENT" means collectively or individually, for (a) any of the Administrative Agent, the Receivables Collateral Agent or the Receivables Purchasers to (i) declare the Facility Termination Date under the Receivables Documents or (ii) commence the judicial enforcement of any of the default rights and remedies under the Receivables Documents upon the occurrence of a Termination Event, or the nonjudicial enforcement of the rights, powers and remedies of the Administrative Agent or Receivables Collateral Agent to foreclose or otherwise realize on the Receivables Program Assets upon the occurrence of a Termination Event; or (b) any of the Banks or the Banks' Agent after the occurrence and during the continuance of a Bank Event of Default to demand payment in full of or accelerate the indebtedness of the Borrower to the Banks and Banks' Agent or to commence the judicial enforcement of any of the default rights and remedies under the Loan Documents or nonjudicial enforcement of the rights, powers and remedies of the Banks' Agent to foreclose or otherwise realize on the Collateral.

                  "ENFORCEMENT NOTICE" means a written notice delivered in accordance with Section 2.5 which notice shall (i) if delivered by the Administrative Agent or the Receivables Collateral Agent, state that the Facility Termination Date has occurred, specify the nature of the Termination Event that has caused the declaration of such Facility Termination Date, and state that an Enforcement Period has commenced and (ii) if delivered by the Banks' Agent, state that a Bank Event of Default has occurred and that the payment in full of the Bank Claim has been demanded or the indebtedness of the Borrower to the Banks has been accelerated, specify the nature of the Bank Event of Default that caused such demand and acceleration, and state that an Enforcement Period has commenced.

                  "ENFORCEMENT PERIOD" means the period of time following the receipt by either the Banks' Agent, on the one hand, or the Administrative Agent or the Receivables Collateral Agent, on the other, of an Enforcement Notice delivered by any of the others until the earliest of the following: (1) the Receivables Claim has been satisfied in full, none of the Receivables Purchasers have any further obligations under the Receivables Documents and the Receivables Documents have been terminated in accordance with their terms; (2) the Bank Claim has been satisfied in full, the Banks have no further obligations under the Loan Documents and the Loan Documents have been terminated in accordance with their terms; (3) the Termination Event or Bank Event of Default, as the case may be, giving rise to such Enforcement Notice has been cured or waived or no longer continues to exist and the occurrence of such cure, waiver or discontinuation has been confirmed in writing to the others by the person that gave the related Enforcement Notice (and each of the Banks' Agent, the Administrative Agent and the Receivables Collateral Agent agrees that if it has given an Enforcement Notice and the related Termination Event or Bank Event of Default has been cured or waived or no longer continues to exist, it will promptly confirm such cure, waiver or discontinuation by notice to the others), and (4) the parties each hereto agree in writing to terminate the Enforcement Period.

                  "EXCLUDED RECEIVABLES" means any Receivable that is not a Purchased Receivable, including any Receivable: (a) that was generated by Avondale Mills Graniteville Fabrics, Inc., a Delaware corporation, (b) the Obligor with respect to which is: (i) an Obligor organized under the laws of any jurisdiction outside of the United States of America (including the District of Columbia but otherwise excluding its territories and possessions) or Canada or
(ii) any Obligor that is a Non-Domestic Person if such Non-Domestic Person both
(x) has been instructed to make payments on the Receivables owing by it to a bank account other than a Lockbox Account or the Concentration Account and (y) such Non-Domestic Person can be

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

reasonably expected to follow such instructions or (c) which arises out of the provision of goods or merchandise which is being held by the Originator as bailee for Key Industries, Inc..

                  "EXCLUDED RECEIVABLES ASSETS" means: (i) "Inventory Collateral" (as that term is defined in the Security Agreement referred to in the Credit Agreement), other than Purchased Assets Returned Goods; (ii) Excluded Receivables; and (iii) any Receivables or other proceeds of Inventory Collateral created or arising (x) after a Bankruptcy Event in which the Originator is the debtor (other than proceeds of Purchased Assets Returned Goods), (y) after termination of purchases under the Receivables Sale Agreement (other than proceeds of Purchased Assets Returned Goods) or (z) from the sale or other disposition of any of the Inventory Collateral (other than Purchased Assets Returned Goods) by the Banks' Agent, as a secured party under the UCC.

                  "FACILITY TERMINATION DATE" has the meaning ascribed to such term in Annex X to the Receivables Purchase and Servicing Agreement, as the same may be amended from time to time (other than to change the Facility Termination Date to a scheduled date earlier than November 15, 2002).

                  "GOVERNMENTAL AUTHORITY" means any nation or government, any state or other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "LOAN DOCUMENTS" has the meaning ascribed to such term in the Credit Agreement.

                  "LOCKBOX" AND "LOCKBOX ACCOUNT" have the meaning ascribed to such terms in the Annex X to the Receivables Purchase and Servicing Agreement, as the same may be amended from time to time.

                  "NON-DOMESTIC PERSON" has the meaning ascribed to such term in the Annex X to the Receivables Purchase and Servicing Agreement

                  "OBLIGOR" shall mean, with respect to any Receivable, the Person obligated to make payments in respect of such Receivable; provided that "Obligor" shall in no event include any person liable to any of the Banks or the Banks' Agent for and solely to the extent of the purchase price of any Bank Collateral sold to such person by the Banks' Agent or any Bank.

                  "OUTSTANDING BALANCE" has the meaning ascribed to such term in Annex X to the Receivables Purchase and Servicing Agreement.

                  "PERSON" means any individual, sole proprietorship, partnership, joint venture, unincorporated organization, trust, association, corporation (including a business trust), limited liability company, institution, public benefit corporation, joint stock company, Governmental Authority or any other entity of whatever nature.

                  "PROCEEDS" has the meaning ascribed to such term in the UCC.

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

                  "PURCHASED ASSETS RETURNED GOODS" means all right, title and interest of the Originator, the Receivables Seller, the Administrative Agent, any Receivables Purchaser or the Receivables Collateral Agent, as applicable, in and to returned, repossessed or foreclosed goods and/or merchandise (including goods which are subject to a Bill and Hold Arrangement, the delivery of which is cancelled for any reason whatsoever) the sale of which gave rise to a Purchased Receivable, but only so long as the Originator has not made all of the cash payments required to be made under the Receivables Documents with respect to any nonpayment, dilution, reduction or other adjustment of the outstanding balance of such Purchased Receivable.

                  "PURCHASED RECEIVABLES" means now owned or hereafter existing Receivables sold, purported to be sold, transferred or contributed or purported to be transferred or contributed by the Originator to the Receivables Seller under the Receivables Sale Agreement.

                  "RECEIVABLE" means:

                  (a) indebtedness of an Obligor (whether constituting an account, chattel paper, document, instrument or general intangible) arising from the provision of merchandise, goods or services to such Obligor (and expressly including indebtedness arising out of a Bill and Hold Arrangement), including the right to payment of any interest or finance charges and other obligations of such Obligor with respect thereto;

                  (b) all rights to returned merchandise or goods (including goods which are subject to a Bill and Hold Arrangement, the delivery of which is cancelled for any reason), the sale of which gave rise to such indebtedness, and all security interests or liens and property subject thereto from time to time securing or purporting to secure any such indebtedness of such Obligor;

                  (c) all of the Receivables Seller's credit balances due from the Originator existing at any time;

                  (d) all guarantees, indemnities and warranties, insurance policies, financing statements and other agreements or arrangements of whatever character from time to time supporting or securing payment of any such indebtedness;

                  (e)      all Collections with respect to any of the foregoing;

                  (f) all Lockboxes, Lockbox Accounts, the Concentration Account into which any Collections are deposited and all funds on deposit therein and all certificates and instruments, if any, from time to time representing or evidencing any Lockbox, Lockbox Account or the Concentration Account;

                  (g) all notes, certificates of deposit and other instruments from time to time delivered to or otherwise possessed by the Receivables Seller or any assignee or agent on behalf of the Receivables Seller in substitution for or in addition to any of the foregoing;

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

                  (h) all interest, dividends, cash instruments, investment property and other property from time to time received, receivable or otherwise distributed with respect to or in exchange for any and all of the foregoing;

                  (i)      all Records with respect to any of the foregoing; and

                  (j) all Proceeds (including returned goods) (whether constituting accounts, deposit accounts, chattel paper, inventory, goods, documents, instruments, supporting obligations, letter of credit rights, investment property or general intangibles) with respect to the foregoing and all accessions to, and substitutions and replacements for, all of the foregoing.

                  "RECEIVABLES CLAIM" means all indebtedness, obligations and other liabilities of the Originator to the Receivables Seller and of the Originator and the Receivables Seller to the Administrative Agent and the Receivables Purchasers now or hereafter arising under, or in connection with, the Receivables Documents, including, but not limited to, all sums or increases now or hereafter advanced or made to or for the benefit of the Receivables Seller thereunder as the purchase price paid for Purchased Receivables or otherwise under the Receivables Purchase and Servicing Agreement, any yield thereon (including, without limitation, yield accruing after the commencement of a bankruptcy, insolvency or similar proceeding relating to the Originator, whether or not such yield is an allowed claim in any such proceeding), any repayment obligations, fees or expenses due thereunder, and any costs of collection or enforcement of any such indebtedness, liabilities or obligations or in realizing on or protecting or preserving any security therefor.

                  "RECEIVABLES DOCUMENTS" means the Receivables Sale Agreement, the Receivables Purchase and Servicing Agreement and any other agreements, instruments or documents (i) executed by the Originator and delivered to the Receivables Seller or (ii) executed by the Receivables Seller and delivered to the Administrative Agent and/or the Receivables Purchasers, in any case in respect of the transactions contemplated by the Receivables Sales Agreement and the Receivables Purchase and Servicing Agreement.

                  "RECEIVABLES INTEREST" means, with respect to any property or interests in property, now owned or hereafter acquired or created, of the Originator, any lien, claim, encumbrance, security interest or other interest of the Receivables Seller, the Administrative Agent, any Receivables Purchaser and/or the Receivables Collateral Agent in such property or interests in property.

                  "RECEIVABLES PROGRAM ASSETS" means (i) the Purchased Receivables, (ii) the Collections related to such Purchased Receivables, (iii) Purchased Assets Returned Goods, and (iv) each deposit or other bank account to which any Collections of such Purchased Receivables are deposited (but in no event shall Receivables Program Assets include any Excluded Receivables Assets or Collections or other monies deposited in such accounts which are not Collections of Purchased Receivables).

                  "RECEIVABLES PURCHASER" means each Person from time to time party to the Receivables Purchase and Servicing Agreement in the capacity of a "Purchaser".

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

                  "RECORDS" means all Contracts and other documents, books, records and other information (including computer programs, tapes, disks, data processing software and related property and rights) maintained with respect to Receivables, the Obligors thereunder and the Receivables Program Assets.

                  "SPECIFIED ASSETS" means the Receivables Program Assets.

                  "STOCK COLLATERAL" means the common stock of or membership interests or other equity ownership interests in the Receivables Seller upon which a Bank Interest is granted or purported to be granted by the Borrower or any other owner thereof to the Banks or the Banks' Agent under any of the Loan Documents.

                  "TERMINATION EVENT" has the meaning ascribed to such term in Annex X to the Receivables Purchase and Servicing Agreement, as the same may be amended from time to time.

                  "UCC" means the Uniform Commercial Code as from time to time in effect in the applicable jurisdiction.

                  1.2. References to Terms Defined in the Receivables Documents and the Loan Documents. Whenever in Section 1.1 a term is defined by reference to the meaning ascribed to such term in any of the Receivables Documents or in any of the Loan Documents, then, unless otherwise specified herein, such term shall have the meaning ascribed to such term in the Receivables Documents or Loan Documents, respectively, as in existence on the date hereof, without giving effect to any amendments of such term (or any amendment of terms used in such term) as may hereafter be agreed to by the parties to such documents, unless such amendments have been consented to in writing by all of the parties hereto.

                      ARTICLE 2. INTERCREDITOR PROVISIONS.

                  2.1. Priorities with Respect to Receivables Program Assets. Notwithstanding any provision of the UCC, any applicable law or judicial decision or any of the Loan Documents or the Receivables Documents, the Banks' Agent (for itself and on behalf of each Bank) hereby agrees that, upon the sale, purported sale, transfer or purported transfer of an interest in any Receivable by the Originator to the Receivables Seller pursuant to the Receivables Sale Agreement, any Bank Interest of the Banks or the Banks' Agent in such Receivables Program Assets shall automatically and without further action cease and be forever released and discharged and the Banks' Agent and the Banks shall have no Bank Interest therein; provided, however, that nothing in this Section
2.1 shall be deemed to constitute a release by the Banks' Agent and the Banks of: (i) any Bank Interest in the cash proceeds received by the Originator from the Receivables Seller for the sale of Receivables pursuant to the Receivables Sale Agreement; (ii) any Bank Interest or right the Banks or the Banks' Agent have in any Excluded Receivables Assets and the proceeds thereof; and (iii) any Bank Interest in any Company Claim and any Stock Collateral; provided further, however, that any Bank Interest in any Purchased Assets Returned Goods shall be junior and subject and subordinate to the Receivables Interest therein unless and until the Originator shall have made all cash payments required to be made under the Receivables Documents with respect to any nonpayment, dilution, reduction or other

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adjustment of the outstanding balance of any Purchased Receivable related to such Purchased Assets Returned Goods, and upon the making of such cash payments, such Purchased Assets Returned Goods shall cease to constitute Purchased Assets Returned Goods hereunder and the Receivables Interest therein shall terminate, unless and until such goods or merchandise have been resold so as to give rise to a Receivable and such Receivable has been sold or purported to be sold, transferred or purported to be transferred to the Receivables Seller.

                  2.2. Respective Interests in Receivables Program Assets and Bank Collateral.

                  (a) Except for all rights of access to and use of Records granted to the Administrative Agent, the Receivables Purchasers and the Receivables Collateral Agent pursuant to the Receivables Documents, each of the Receivables Seller, the Administrative Agent (for itself and on behalf of each Receivables Purchaser) and the Receivables Collateral Agent agrees that it does not have and shall not have any Receivables Interest in the Bank Collateral. Each of the Receivables Seller, the Administrative Agent (for itself and on behalf of each Receivables Purchaser) and the Receivables Collateral Agent agrees that it shall not request or accept, directly or indirectly (by assignment or otherwise) from the Originator any collateral security for payment of any Receivables Claim (other than Purchased Assets Returned Goods and the right of access to and use of Records granted to the Administrative Agent, the Collateral Agent and the Receivables Purchasers pursuant to the Receivables Documents) and hereby releases and discharges any Receivables Interest in any such collateral security.

                  (b) Except for rights in Purchased Assets Returned Goods granted to the Banks' Agent and the Banks pursuant to the Loan Documents, which Bank Interest is junior and subordinate to any Receivables Interest therein to the extent provided herein, the Banks' Agent (for itself and on behalf of each Bank) agrees that neither the Banks' Agent nor the Banks have, nor shall they have, any Bank Interest in the Receivables Program Assets.

                  2.3. Distribution of Proceeds. At all times, all proceeds of Bank Collateral and Receivables Program Assets received by the Banks' Agent or by the Administrative Agent or Receivables Collateral Agent shall be distributed by them in accordance with the following procedure:

                  (a) (i) All proceeds of the Bank Collateral (including, without limitation, the proceeds of any Disposition of Bank Collateral, regardless of whether the Banks' Agent has a perfected and enforceable lien in such Bank Collateral) shall be paid to the Banks' Agent either (x) for application against the Bank Claim and other obligations and liabilities owing under the Credit Agreement and other Loan Documents, in each case to the extent then due and owing and unpaid, until the Bank Claim and such other obligations and liabilities have been paid and satisfied in full in cash and the Credit Agreement is terminated, or (y) for other disposition in accordance with the Credit Agreement and the other Loan Documents, and (ii) any remaining proceeds shall be paid to the Borrower or as otherwise required by applicable law, and each of the Receivables Seller, the Administrative Agent (for itself and on behalf of each Receivables Purchaser) and the Receivables Collateral Agent agrees that none of the Receivables Seller, the Administrative Agent, the Receivables Purchasers or the Receivables Collateral Agent have, nor shall they have, any Receivables Interest in such remaining proceeds.

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                  (b)      (i) All proceeds of the Receivables Program Assets
(including, without limitation, the proceeds of any Disposition of Receivables Program Assets, regardless of whether the Receivables Collateral Agent has a perfected and enforceable lien in such Receivables Program Assets) shall be paid to the Receivables Collateral Agent either (x) for application against the Receivables Claim in accordance with the Receivables Documents until the Receivables Claim has been paid and satisfied in full in cash and the Receivables Documents have been terminated, or (y) for other disposition in accordance with the Receivables Documents, (ii) any remaining proceeds of Purchased Assets Returned Goods shall be paid to the Banks' Agent, as pledgee of the equity interests of the Receivables Seller, for application or other disposition as provided in Section 2.3(a) above, and (iii) any remaining proceeds shall be paid to the Receivables Seller or as otherwise required by applicable law, and the Banks' Agent (for itself and on behalf of each Bank) agrees that neither the Banks' Agent nor the Banks have, nor shall they have, any Bank Interest in such remaining proceeds, except to the extent of any Bank Interest in the Company Claim and any Stock Collateral.

                  (c) In the event that any of the Receivables Seller, the Administrative Agent, the Receivables Purchasers or the Receivables Collateral Agent now or hereafter obtains possession of any other Bank Collateral, it shall immediately deliver such other Bank Collateral to the Banks' Agent or to such other Person as the Banks' Agent shall specify in a written authorization for delivery thereof (and until delivered to the Banks' Agent such Bank Collateral shall be held in trust for the Banks' Agent). If at the time of such delivery the Banks' Agent determines that, pursuant to the terms of the Loan Documents, it is not entitled to retain possession of such other Bank Collateral (including during the existence of a Bank Event of Default), the Banks' Agent shall promptly deliver such other Bank Collateral to the Borrower.

                  (d) In the event that the Borrower, the Banks or the Banks' Agent now or hereafter obtains possession of any other Receivables Program Assets, it shall immediately deliver such other Receivables Program Assets to the Receivables Collateral Agent or to such other Person as the Receivable Collateral Agent shall specify in a written authorization for delivery thereof (and until delivered to the Receivables Collateral Agent such Receivables Program Assets shall be held in trust for the Receivables Collateral Agent). If at the time of such delivery the Receivables Collateral Agent determines that, pursuant to the terms of the Receivables Documents, it is not entitled to retain possession of such other Receivable Program Assets, the Receivables Collateral Agent shall promptly deliver such other Receivable Program Assets to the Borrower.

                  (e) If any inventory of the Originator has been commingled with Purchased Assets Returned Goods in which the Receivables Interest continues as provided in Section 2.1 above, and the Banks' Agent or any Bank receives any proceeds on account of such inventory (whether by reason of sale or by reason of insurance payments on account thereof) prior to release of such Receivables Interest, then the Banks' Agent and the Receivables Collateral Agent shall, in good faith, cooperate with each other to separate the Originator's inventory (and proceeds thereof) from such Purchased Assets Returned Goods (and proceeds thereof); provided, however, that if such separation is not possible, then the Banks' Agent and the Receivables Collateral Agent agree to share such Inventory and Purchased Assets Returned Goods and proceeds thereof proportionately which shall mean that (i) all proceeds of such inventory shall be

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paid to the Banks' Agent and the Banks' Agent shall, immediately upon receipt of such proceeds, pay to the Receivables Collateral Agent for application, payment or other disposition as provided in Section 2.3(b) above, a share of such proceeds equal to the dollar amount thereof multiplied by a fraction, the numerator of which equals the book value of the Purchased Assets Returned Goods in which the Receivables Interest continues as provided in Section 2.1 above and the denominator of which equals the book value of all of the inventory on account of which the Banks' Agent has received such cash proceeds; and (ii) any remaining proceeds shall be paid to the Banks' Agent for application, holding and/or payment as provided in Section 2.3(a) above.

                  2.4.     Excluded Receivables Assets.

                  (a) The Receivables Seller, the Administrative Agent (for itself and on behalf of each Receivables Purchaser) and the Receivables Collateral Agent hereby acknowledge that the Banks' Agent on behalf of the Banks and itself shall be entitled to the Bank Interest in all Excluded Receivable Assets, including Collections of Excluded Receivables.

                  (b) Each of the parties hereto hereby agrees that all Collections received on account of Receivables Program Assets shall be paid or delivered to the Receivables Collateral Agent for application, payment or other disposition in accordance with Section 2.3(b) and all Collections received on account of Excluded Receivables shall be paid or delivered to the Banks' Agent for application, payment or other disposition in accordance with Section 2.3(a). For the purpose of determining whether specific Collections have been received on account of Receivables Program Assets or on account of Excluded Receivables, the parties agree as follows:

                           (i)      All payments made by an Obligor which is
obligated to make payments on Purchased Receivables but is not obligated to make any payments on Excluded Receivables shall be conclusively presumed to be payments on account of Purchased Receivables and all payments made by an Obligor which is obligated to make payments on Excluded Receivables but is not obligated to make any payments on Purchased Receivables shall be conclusively presumed to be payments on account of Excluded Receivables.

                           (ii)     All payments made by an Obligor which is
obligated to make payments with respect to both Purchased Receivables and Excluded Receivables shall be applied against the specific Receivables, if any, which are designated by such Obligor by reference to the applicable Contract (or otherwise identified by such Obligor in a writing delivered with such payment) as the Receivables with respect to which such payments should be applied; provided that where any Obligor makes payment and designates the applicable Contracts of a group of two or more Receivables to which such payment shall be applied and such payment is in an amount less than the aggregate Outstanding Balance of such Receivables, such payment shall be applied pro rata to all such Receivables. In the absence of such designation after reasonable efforts by the Originator to obtain such designation, such payments shall be applied against the oldest outstanding Receivables or portion owed by such Obligor to the extent such oldest Receivable or portion thereof is not in dispute.

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

                  (c) The Banks' Agent agrees that it shall not exercise any rights it may have under the Loan Documents to send any notices to Obligors informing them of the Banks' interest in the Purchased Receivables or directing such Obligors to make payments in any particular manner of any amounts due under the Purchased Receivables prior to the latest of payment in full of the Receivables Claim and the termination of the Receivables Documents, except that the Banks' Agent may, subject to the provisions of the Loan Documents, inform any Obligors of Excluded Receivables that such Excluded Receivables have been assigned to the Banks' Agent so long as such notices expressly state that all payments on account of such Excluded Receivables shall continue to be made as otherwise required pursuant to the terms of the Receivables Documents. The Banks' Agent further agrees that, prior to the latest of payment in full of the Receivables Claim and the termination of the Receivables Documents, if it receives payments directly from any Obligor on account of an Excluded Receivable, it shall immediately forward such payment to the Administrative Agent in order that such agent may determine whether such payment was, in fact, properly allocated to such Excluded Receivable in accordance with the terms of this Section 2.4 and, if necessary pursuant to the terms hereof, reallocate such payment.

                  2.5. Enforcement Actions. Each of the Banks' Agent, the Administrative Agent and the Receivables Collateral Agent agrees to use reasonable efforts to give an Enforcement Notice to the others prior to commencement of Enforcement (but failure to do so shall not prevent such Person from commencing Enforcement or affect its rights hereunder nor create any cause of action or liability against such Person). Subject to the foregoing, each of the parties hereto agrees that during an Enforcement Period:

                  (a) Subject to any applicable restrictions in the Receivables Documents, the Receivables Collateral Agent may at its option and without the prior consent of the other parties hereto, take any action to (i) accelerate payment of the Receivables Claim or any other obligations and liabilities under any of the Receivables Documents and (ii) liquidate the Receivables Program Assets or to foreclose or realize upon or enforce any of its rights with respect to the Receivables Program Assets.

                  (b) Subject to any applicable restrictions in the Loan Documents, the Banks' Agent or the Banks may, at their option and without the prior consent of the other parties hereto, take any action to accelerate payment of the Bank Claim or any other obligation or liability arising under any of the Loan Documents and to foreclose or realize upon or enforce any of their rights with respect to the Bank Collateral or other collateral security, including with respect to any Receivables Program Assets constituting Purchased Assets Returned Goods that have been commingled with the Bank Collateral, or take any other actions as they deem appropriate; provided, however, that the Banks' Agent shall not otherwise take any action to foreclose or realize upon or to enforce any rights it may have with respect to uncommingled Purchased Assets Returned Goods in which the Receivables Interest continues as provided in Section 2.1 above or the Stock Collateral without the Administrative Agent's and the Receivables Collateral Agent's prior written consent unless the Receivables Claim or any other obligation or liability arising under any of the Receivables Documents shall have been first paid and satisfied in full and the Receivables Documents have terminated.

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                  2.6.     Access to Records. Subject to any applicable
restrictions in the Receivables Documents, each of the Receivables Purchasers, the Administrative Agent and the Receivables Collateral Agent may enter one or more premises of the Originator, the Receivables Seller or their respective affiliates, whether leased or owned, at any time during reasonable business hours, without force or process of law and without obligation to pay rent or compensation to the Originator, the Receivables Seller, such affiliates, the Banks or the Banks' Agent, whether before, during or after an Enforcement Period, and may have access to and use of all Records located thereon and may have access to and use of any other property to which such access and use are granted under the Receivables Documents, in each case provided that such use is for the purpose of enforcing the Receivables Purchasers' and the Receivable Collateral Agent's rights with respect to the Receivables Program Assets.

                  2.7. Accountings. The Banks' Agent agrees to render statements to the Administrative Agent upon reasonable request, which statements shall identify in reasonable detail the Excluded Receivables and shall render an account of the Bank Claim, giving effect to the application of proceeds of Bank Collateral as hereinbefore provided. The Administrative Agent agrees to render statements to the Banks' Agent upon reasonable request, which statements shall identify in reasonable detail the Purchased Receivables and shall render an account of the Receivables Claim, giving effect to the application of proceeds of Receivables Program Assets as hereinbefore provided. The Banks' Agent and the Administrative Agent shall bear no liability if their respective accounts are incorrect.

                  2.8. Agency for Perfection. The Receivables Collateral Agent and the Banks' Agent hereby appoint each other as agent for purposes of perfecting by possession their respective security interests and ownership interests and liens on the Receivables Program Assets and the Bank Collateral described hereunder. In the event that the Receivables Collateral Agent obtains possession of any of the Bank Collateral, the Receivables Collateral Agent shall notify the Banks' Agent of such fact, shall hold such Bank Collateral in trust and shall deliver such Bank Collateral for application, payment or other disposition as provided in Section 2.3(c) above. In the event that the Banks' Agent obtains possession of any of the Receivables Program Assets, the Banks' Agent shall notify the Receivables Collateral Agent and the Administrative Agent of such fact, shall hold such Receivables Program Assets in trust and shall deliver such Receivables Program Assets for application, payment or other disposition as provided in Section 2.3(d) above.

                  2.9. UCC Notices. In the event that any party hereto shall be required by the UCC or any other applicable law to give notice to the other of intended disposition of Receivables Program Assets or Bank Collateral, respectively, such notice shall be given in accordance with Section 3.1 hereof and ten (10) days' notice shall be deemed to be commercially reasonable.

                  2.10. Independent Credit Investigations. Neither the Receivables Purchasers, the Administrative Agent, the Receivables Collateral Agent, the Banks' Agent nor the Banks nor any of their respective directors, officers, agents or employees shall be responsible to the other or to any other person, firm or corporation for the solvency, financial condition or ability of the Originator, the Receivables Seller or the Borrower to repay the Receivables Claim or the Bank

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Claim, or for the worth of the Receivables Program Assets or the Bank
Collateral, or for statements of the Originator, the Receivables Seller or the Borrower, oral or written, or for the validity, sufficiency or enforceability of the Receivables Claim, the Bank Claim, the Receivables Documents, the Loan Documents, the Receivables Collateral Agent's interest in the Receivables Program Assets or the Banks' or Banks' Agent's interest in the Bank Collateral. The Banks and the Receivables Purchasers have entered into their respective agreements with the Originator, the Receivables Seller or the Borrower, as applicable, based upon their own independent investigations. None of the Banks, the Administrative Agent or the Receivables Purchasers makes any warranty or representation to the other nor does it rely upon any representation of the other with respect to matters identified or referred to in this Section 2.10.

                  2.11. Limitation on Liability of Parties to Each Other. Except as provided in this Agreement, no party shall have any liability to any other party except for liability arising from the gross negligence or willful misconduct of such party or its representatives or a breach by such party or its representatives of its obligations or agreements provided for herein.

                  2.12. Amendments to Financing Arrangements or to this Agreement. The Banks' Agent agrees to use reasonable efforts to give, concurrently with any written amendment or modification in the Loan Documents that: (i) purports to affect Receivables or any Bank Interest therein; or (ii) modifies the definitions of Subsidiary or Receivables Securitization Program contained in the Credit Agreement, or otherwise would require the Receivables Subsidiary to be subject (directly or indirectly) to any of the representations, warranties or covenants of Subsidiaries or Material Subsidiaries under the Credit Agreement or to be obligated to pay any of the obligations to the Banks or to the Banks' Agent under the Credit Agreement and other Loan Documents; or
(iii) would affect the ability of Avondale Mills to (a) transfer Receivables (and expressly including indebtedness arising out of a Bill and Hold Arrangement) and related assets to the Receivables Seller, (b) make capital contributions to the Receivables Seller or (c) advance funds to the Receivables Seller, prompt notice to the Administrative Agent and the Receivables Collateral Agent of the same and the Administrative Agent agrees to use reasonable efforts to, concurrently with any written amendment or modification in the Receivables Documents, notify the Banks' Agent of the same; provided, however, that the failure to do so shall not create a cause of action against any party failing to give such notice or create any claim or right on behalf of any third party or affect any such amendment or modification. Each party hereto shall, upon reasonable request of any other party hereto, provide copies of all such modifications or amendments and copies of all other documentation relevant to the Receivables Program Assets or the Bank Collateral. All modifications or amendments of this Agreement must be in writing and duly executed by an authorized officer of each party hereto to be binding and enforceable.

                  2.13. Marshalling of Assets. Nothing in this Agreement will be deemed to require either the Receivables Collateral Agent or the Banks' Agent
(i) to proceed against certain property securing the Bank Claim (or any other obligation or liability under the Credit Agreement or other Loan Documents) or the Receivables Claim (or any other obligation or liability under the Receivables Documents), as applicable, prior to proceeding against other property securing such Claim or obligations or liabilities or against certain persons guaranteeing any such obligations or (ii) to marshall the Bank Collateral (or any other collateral) or the

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Receivables Program Assets (as applicable) upon the enforcement of the Banks'
Agent's or the Receivables Collateral Agent's remedies under the Loan Documents or Receivables Documents, as applicable.

                  2.14.    Relative Rights.

                  (a) The relative rights of the Banks, each as against the other, shall be determined by agreement among such parties in accordance with the terms of the Loan Documents. The Administrative Agent, the Receivables Collateral Agent and the Receivables Purchasers shall be entitled to rely on the power and authority of the Banks' Agent to act on behalf of all of the Banks to the extent the provisions hereof have the Banks' Agent so act.

                  (b) The Banks' Agent and Banks shall be entitled to rely on the power and authority of the Receivables Collateral Agent and Administrative Agent to act on behalf of the Receivables Purchasers to the extent the provisions hereof have the Receivables Collateral Agent or the Administrative Agent so act.

                  2.15. Effect Upon Loan Documents and Receivables Documents. By executing this Agreement, the Originator and the Receivables Seller agree to be bound by the provisions hereof (i) as they relate to the relative rights of the Banks and the Banks' Agent with respect to the property of the Originator; and (ii) as they relate to the relative rights of the Originator and the Receivables Purchasers as creditors of the Receivables Seller. The Borrower acknowledges that the provisions of this Agreement shall not give the Borrower any substantive rights as against the Banks' Agent or the Banks and that nothing in this Agreement shall amend, modify, change or supersede the terms of the Loan Documents as between the Borrower, the Banks' Agent and the Banks. The Receivables Seller acknowledges that the provisions of this Agreement shall not give the Receivables Seller any substantive rights as against the Administrative Agent, the Receivables Collateral Agent or the Receivables Purchasers and that nothing in this Agreement shall amend, modify, change or supersede the terms of the Receivables Documents as among the Receivables Seller, the Administrative Agent, the Receivables Collateral Agent or the Receivables Purchasers. The Originator and the Receivables Seller further acknowledge that the provisions of this Agreement shall not give any such party any substantive rights as against the other and that nothing in this Agreement shall amend, modify, change or supersede the terms of the Receivables Documents as between the Originator and the Receivables Seller. Notwithstanding the foregoing, each of the Administrative Agent (for itself and on behalf of each Receivables Purchaser), the Receivables Collateral Agent and the Banks' Agent (for itself and on behalf of each Bank) agrees, that, as between themselves, to the extent the terms and provisions of the Loan Documents or the Receivables Documents are inconsistent with the terms and provisions of this Agreement, the terms and provisions of this Agreement shall control.

                  2.16. Nature of the Bank Claim and Modification of Loan Documents. Each of the Receivables Seller, the Administrative Agent (for itself and on behalf of each Receivables Purchaser) and the Receivables Collateral Agent acknowledges that the Bank Claim and other obligations and liabilities owing under the Loan Documents are, in part, revolving in nature and that the amount of such revolving indebtedness which may be outstanding at any time or from

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time to time may be increased or reduced and subsequently reborrowed. Except as expressly provided in Section 2.12, the terms of the Loan Documents may be modified, extended or amended from time to time, and the amount thereof may be increased or reduced, all without notice to or consent by any of the Receivables Seller, the Administrative Agent, the Receivables Purchasers or the Receivables Collateral Agent and without affecting the provisions of this Agreement. Without in any way limiting the foregoing, each of the Receivables Seller, the Administrative Agent (for itself and on behalf of each Receivables Purchaser) or Receivables Collateral Agent hereby agrees that the maximum amount of Bank Claim and other obligations and liabilities owing under the Loan Documents may be increased at any time and from time to time to any amount.

                  2.17. Nature of the Receivables Claim and Modification of Receivables Documents. The Originator and the Banks' Agent (for itself and on behalf of each Bank) acknowledges that the Receivables Claim and other obligations and liabilities owing under the Receivables Documents are, in part, revolving in nature and that the amount of such revolving obligations which may be outstanding at any time or from time to time may be increased or reduced and subsequently reincurred. The terms of the Receivables Documents may be modified, extended or amended from time to time, and the amount thereof may be increased or reduced, all without notice to or consent by any of the Banks or the Banks' Agent and without affecting the provisions of this Agreement; provided, that (i) the Originator will notify the Banks' Agent and the Banks of any such modification, extension, amendment, increase or reduction, and (ii) it is understood that neither the Banks' Agent nor any Bank waives any right or claim it may have with respect to any such modification, extension, amendment, increase or reduction that would cause any Receivables Document to fail to satisfy the conditions set forth in the definition of Receivables Securitization Program, as defined in the Credit Agreement. Without in any way limiting the foregoing, the Banks' Agent (for itself and on behalf of each Bank) hereby agrees that the maximum amount of Receivables Claim and other obligations and liabilities owing under the Receivables Documents and the amount of Receivables which may be purchased or otherwise financed pursuant to the Receivables Documents may, in each case, be increased at any time and from time to time to any amount.

                  2.18. Further Assurances. Each of the parties agrees to take such actions as may be reasonably requested by any other party, whether before, during or after an Enforcement Period, in order to effect the rules of distribution and allocation set forth above in this Article 2 and to otherwise effectuate the agreements made in this Article.

                  2.19. No Petition. To and until the date which is one year and one day after the later of the date the Receivables Claim shall have been paid in full and the Receivables Documents have been terminated in accordance with their terms, each of the parties hereto (except for each Receivables Purchaser and the Receivables Seller as to itself) agrees that it shall not consent to or vote for the filing of any petition in bankruptcy for the Receivables Seller or the Receivable Purchaser.

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                  2.20.    No Challenge to Transfers or Assertion of Substantive
Consolidation.

                  (a) The Bank's Agent hereby agrees, on behalf of itself and the Banks, that neither the Bank's Agent nor any Bank shall (i) challenge the transfers of the Purchased Receivables and related assets from the Originator to the Receivables Seller, whether on the grounds that such transfers were disguised financings or fraudulent conveyances or otherwise, as long as such transfers are carried out in all material respects in accordance with the Receivables Documents or (ii) assert that the Originator and the Receivables Seller should be substantively consolidated.

                  (b) The Receivables Collateral Agent hereby agrees that it shall not (i) challenge the transfers of any Bank Collateral from the Borrower to the Bank's Agent, whether on the grounds that such transfers were fraudulent conveyances or otherwise, as long as such transfers are carried out in all material respects in accordance with the Loan Documents or (ii) assert that the Borrower and the Receivables Seller should be substantively consolidated.

                  2.21. Receivables Seller Not Subject to Credit Agreement. Each of the parties acknowledges and agrees that the Receivables Seller is not and shall not become a party to or a guarantor of any obligations arising under the Credit Agreement.

                           ARTICLE 3. MISCELLANEOUS.

                  3.1. Notices. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telecommunications and communication by facsimile copy) and mailed, telexed, transmitted or delivered, as to each party hereto, at its address set forth under its name on the signature pages hereof or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective upon receipt, or, in the case of notice by mail, five (5) days after being deposited in the mails, postage prepaid, or in the case of notice by telex, when telexed against receipt of the answerback, or in the case of notice by facsimile copy, when verbal confirmation of receipt is obtained, in each case addressed as aforesaid.

                  3.2. Agreement Absolute. Each of the Administrative Agent, the Receivables Collateral Agent and the Receivables Purchasers shall be deemed to have entered into the Receivables Documents in express reliance upon this Agreement and the Banks and the Banks' Agent shall be deemed to have entered into the Loan Documents in express reliance upon this Agreement. This Agreement shall be and remain absolute and unconditional under any and all circumstances, and no acts or omissions on the part of any party to this Agreement shall affect or impair the agreement of any party to this Agreement, unless otherwise agreed to in writing by all of the parties hereto. This Agreement shall be applicable both before and after the filing of any petition by or against the Originator or the Receivables Seller under the U.S. Bankruptcy Code and all references herein to the Originator or the Receivables Seller shall be deemed to apply to a debtor-in-possession for such party and all allocations of payments between the Banks, the Receivables Purchasers and the Receivables Collateral Agent shall, subject to any court order to the contrary, continue to be made after the filing of such petition on the same basis that the payments were to be applied prior to the date of the petition.

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

                  3.3. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns. The successors and assigns for the Originator and the Receivables Seller shall include a debtor-in-possession or trustee of or for such party. The successors and assigns for the Banks, the Receivables Purchasers, the Banks' Agent, the Administrative Agent and the Receivables Collateral Agent, as the case may be, shall include any successor Banks, Receivables Purchasers, Banks' Agent, Administrative Agent or Receivables Collateral Agent, as the case may be, appointed under the terms of the Loan Documents or the Receivables Documents, as applicable. Each of the Banks' Agent (for itself and on behalf of each Bank), the Administrative Agent (for itself and on behalf of each Receivables Purchaser) and the Receivables Collateral Agent, as the case may be, agrees not to transfer any interest it may have in the Loan Documents or the Receivables Documents unless such transferee has been notified of the existence of this Agreement and has agreed to be bound hereby. In the event that the financing provided under the Credit Agreement shall be refinanced, replaced or refunded, the Originator, the Receivables Seller, the Administrative Agent and the Receivables Collateral Agent hereby agree, at the request of the agent or the lenders participating in such refinancing, replacement or refunding of the Credit Agreement, to execute and deliver a new intercreditor agreement with such agent and/or lenders on substantially the same terms as herein provided. In the event that the financing provided under the Receivables Documents shall be refinanced, replaced or refunded, the Banks' Agent (for itself and on behalf of each Bank) hereby agrees that, at the request of the agent or purchasers under the facility that so refinances, replaces or refunds the financing under the Receivables Documents, to execute and deliver a new intercreditor agreement with such agent and/or purchasers on substantially the same terms as herein provided.

                  3.4. Beneficiaries. The terms and provisions of this Agreement shall be for the sole benefit of the parties hereto, the Banks and the Receivables Purchasers and their respective successors and assigns, and no other Person shall have any right, benefit, or priority by reason of this Agreement.

                  3.5. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING
SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAWS OF THE STATE OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS).

                  3.6. Section Titles. The article and section headings contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

                  3.7. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                  3.8. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which

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

when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

                  3.9. Pledge of Stock of Receivables Seller. The Administrative Agent hereby agrees that, notwithstanding anything to the contrary contained in the Receivables Documents, the Originator may pledge to the Bank's Agent all of its right, title and interest in and to its equity interest interests in the Receivables Seller, together with all dividends and other rights relating thereto, pursuant to a Borrower Pledge Agreement in substantially the form attached hereto as Exhibit A, and the Bank's Agent agrees to furnish a copy of each such fully executed Borrower Pledge Agreement to the Administrative Agent.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                 GENERAL ELECTRIC CAPITAL
                                 CORPORATION,
                                   as Administrative Agent and as Receivables
                                   Collateral Agent

                                 By: __________________________________________
                                         Name:
                                         Title: Duly Authorized Signatory

                                 Address:   201 High Ridge Road
                                            Stamford, CT  06927
                                 Attention: Vice President-Portfolio/Avondale
                                            Mills
                                 Telecopy:  (203) 316-7821

                                 WACHOVIA BANK, NATIONAL
                                 ASSOCIATION(successor by merger to Wachovia
                                 Bank of Georgia, N.A.,
                                 Wachovia Bank, N.A. and First Union National
                                 Bank), as Banks' Agent

                                 By: __________________________________________
                                         Name:
                                         Title:

                                 Address: NC0760, 5th Floor, 301 South College Street Charlotte, NC 28288-0760
                                 Attention: Roger Pelz
                                 Telecopy:  (704) 374-6319

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

                                 AVONDALE FUNDING, LLC,
                                   as Receivables Seller

                                 By: ___________________________________________
                                         Name:
                                         Title:

                                 Address:   133 Marshall Street
                                            Graniteville, South Carolina 29829
                                 Attention: President
                                 Telecopy:  (803) 663-2399

                                 AVONDALE MILLS, INC.,
                                   as the Originator, as Servicer and as
                                   Borrower

                                 By: ___________________________________________
                                         Name:
                                         Title:

                                 Address:   506 South Broad Street
                                            Monroe, Georgia 30655
                                 Attention: Vice Chairman and Chief
                                            Financial Officer
                                 Telecopy:  (770) 267-2543

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

                                                                       EXHIBIT N

                        FORM OF BORROWER PLEDGE AGREEMENT

         THIS BORROWER PLEDGE AGREEMENT (this "Agreement"), is made and entered into as of August 30, 2002, by and between Wachovia Bank, National Association, a national banking association, as agent for the Banks parties to the "Credit Agreement" (as hereinafter defined)(the "Agent"), and Avondale Mills, Inc., an Alabama corporation ("Borrower");

                              W I T N E S S E T H:

         WHEREAS, pursuant to that certain Second Amended and Restated Credit Agreement, dated as of September 28, 2000, as amended by First Amendment to Second Amended and Restated Credit Agreement dated as of August 30, 2001, Second Amendment to Second Amended and Restated Credit Agreement dated as of February 6, 2002, Third Amendment to Second Amended and Restated Credit Agreement dated as of March 1, 2002, Fourth Amendment to Second Amended and Restated Credit Agreement dated as of May 24, 2002 and Fifth Amendment to Second Amended and Restated Credit Agreement dated as of August 30, 2002 among Borrower, the Agent and the Banks parties thereto (as amended or modified from time to time, the "Credit Agreement"), the Banks have made and will make loans to the Borrower; and

         WHEREAS, the obligations of the Banks to extend financial accommodations under the Credit Agreement is conditioned on, among other things, the execution and delivery by Borrower of this Agreement in order to secure all of the Obligations of the Borrower under the Credit Agreement and to induce the Banks and the Agent to execute and enter into the Credit Agreement, the Borrower has agreed to execute and deliver this Agreement, granting a security interest in, and lien upon, the Receivable Subsidiary Pledged Stock to the Agent for the benefit of the Banks; and

         WHEREAS, to induce the Banks to extend or to continue to extend financial accommodations to the Borrower, Borrower has agreed to enter into this Agreement; and

         WHEREAS, Borrower is the sole owner of 100% of the membership interests in Avondale Funding, LLC, which is a Receivables Subsidiary, as defined in the Credit Agreement, and the "Receivables Seller" under the "Purchase Agreement" described below in Section 14;

         NOW, THEREFORE, for the sum of $10 in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce the Banks to extend financial accommodations from time to time to the Borrower, Borrower and the Agent hereby agree as follows:

         1. Defined Terms. Capitalized terms contained herein but not defined herein shall have the meanings given them in the Credit Agreement.

         2. Pledge of Pledged Collateral. Borrower does hereby pledge, hypothecate, assign, transfer, set over, deliver and grant a security interest in and to the Agent in all membership

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

interests in Avondale Funding, LLC held by it (which the Borrower represents and warrants constitutes 100% of the membership interests therein), which shall constitute Receivables Subsidiary Pledged Stock, as defined in the Credit Agreement, together with any and all other securities, cash or other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any or all of such pledged stock, and together with the proceeds thereof (hereinafter said property being collectively referred to as the "Pledged Collateral"), all as security for the payment of all of the Obligations in existence from time to time. In the event the Borrower receives from the Receivables Subsidiary a Purchase Money Note, it will deliver such Purchase Money Note to the Agent and it shall also constitute Pledged Collateral.

         3. Holding of Pledged Collateral and Rights. Borrower acknowledges and agrees that the Agent shall hold the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto forever, subject, however, to the provisions of
Section 7 hereof and to the return of the Pledged Collateral (or such portion thereof as may be existing from time to time hereafter after giving effect to the terms hereof) by the Agent to Borrower upon the final and indefeasible payment in full of all the Obligations and termination in writing of any and all credit commitments with respect thereto.

         4. Representations and Warranties; Certain Covenants. Borrower hereby represents and warrants (which representations and warranties likewise shall be deemed to have been renewed by Borrower upon each Borrowing under the Credit Agreement) that: (i) Borrower has the complete and unconditional authority to pledge the Pledged Collateral; (ii) Borrower holds the Pledged Collateral free and clear of any and all liens, charges, encumbrances and security interests thereon (other than in favor of the Agent) and has good right, title and legal authority to pledge the Pledged Collateral in the manner contemplated herein; (iii) all membership interests or stock now owned or hereafter owned by Borrower and constituting or which will constitute Pledged Collateral hereunder is, or will be on date of pledge thereof, validly issued, fully paid and non-assessable; and (iv) no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (1) for the pledge by Borrower of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Borrower or (2) for the exercise by Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as may be required in connection with the exercise of such rights or remedies by laws affecting the voting, offering and sale of securities generally).

         5. Delivery of Additional Securities; Further Assurances. Borrower further covenants with the Agent that Borrower will cause any additional securities or other property issued to or received by Borrower with respect to any of the Pledged Collateral (except as provided in Section 7 below), whether for value paid by Borrower or otherwise, and including stock dividends or other distributions on account of the Pledged Collateral, to be deposited forthwith with the Agent and be pledged hereunder, in each case accompanied by blank stock powers or other proper instruments of assignment duly executed by Borrower in such form as may be reasonably required by the Agent. Borrower agrees that at any time and from time to time, at the expense of Borrower, Borrower will promptly execute and deliver all further instruments and documents, and take all further action that the Agent may reasonably request, in

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

other to perfect and protect the security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights, powers and remedies hereunder with respect to any Pledged Collateral.

         6. Name in Which Pledged Collateral Held. Borrower further acknowledges and agrees that the Agent may hold any of the Pledged Collateral in its own name, endorsed or assigned in blank or in the name of any nominee or nominees, and that the Agent may deliver any or all of the Pledged Collateral to the issuer or issuers thereof for the purpose of making denominational exchanges or registrations of transfer or for such other purposes in furtherance of this Agreement as the Agent may deem advisable.

         7. Voting Rights; Dividends, Etc. (a) So long as no Event of Default shall have occurred and be continuing and the Agent has not delivered a notice to Borrower of the Agent's intention to exercise voting and other consensual rights pursuant to this Section 7:

                  (i) Borrower shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not prohibited by the terms of this Agreement, the Parent Guaranty, the Credit Agreement or any other Loan Documents; provided, however, that the Borrower shall give the Agent at least 5 Domestic Business Days' prior written notice of the manner in which it intends to exercise any right if such action would have a material adverse effect on the value of the Pledged Collateral, and following request therefor by the Agent, Borrower shall not exercise or refrain from exercising any such right; and

                  (ii) the Agent shall execute and deliver (or cause to be executed and delivered) to Borrower all such proxies and other instruments as Borrower may reasonably request for the purpose of enabling Borrower to exercise the voting and other rights which it is entitled to exercise pursuant to clause
(i) above.

                  (iii) Borrower shall be entitled to receive and retain any nonliquidating cash dividends, interest or any other distribution of property paid, payable or otherwise distributed in cash in respect of the Pledged Collateral.

         (b) Upon the occurrence and during the continuance of an Event of Default, and with respect to clause (i) below, the delivery of a notice to Borrower of the Agent's intention to exercise voting and other consensual rights pursuant thereto:

                  (i) All rights of Borrower to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to
Section 7(a) shall cease, and all such rights shall thereupon become vested in the Agent who shall thereupon have the sole right to exercise such voting and other consensual rights; provided, however, Borrower shall continue to have the rights to exercise such voting and other consensual rights notwithstanding the occurrence and continuance of an Event of Default until the Agent delivers a notice to Borrower of the Agent's intention to exercise such voting and other consensual rights.

                  (ii) All rights of Borrower to receive cash dividends, interest, proceeds or other distributions in cash from the Pledged Collateral, which it would otherwise be authorized to receive and retain pursuant to Section 7(a) shall cease and all rights to dividends, interest, proceeds and other distributions shall thereupon be vested in the Agent, who shall thereupon have the sole right to receive and hold as Pledged Collateral such interest or other distributions. All dividends, interest, proceeds and other distributions which are received by Borrower contrary to these provisions shall be received in trust for the benefit of the Agent, shall be segregated from other property or funds of Borrower and shall be forthwith delivered to the Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

         8. Agent Appointed Attorney-in-Fact. Borrower hereby irrevocably appoints the Agent as Borrower's attorney-in-fact, with full authority in the place and stead of Borrower and in the name of Borrower or otherwise, from time to time in the Agent's discretion, after the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument which the Agent may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to Borrower representing any dividend, principal and/or interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same, when and to the extent permitted by this Agreement.

         9. The Agent May Perform. If Borrower fails to perform any agreement contained herein, the Agent may take reasonable action to perform, or cause performance of, such agreement, and the reasonable expenses of the Agent incurred in connection therewith shall be payable by Borrower under Section 13; provided, that, the Agent shall exercise commercially reasonable efforts to notify Borrower prior to taking any such action (although the failure to so notify Agent shall not limit the Agent's rights hereunder).

         10. Reasonable Care. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Agent accords the Agent's own property, it being understood that the Agent shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Agent has or is deemed to have knowledge of such matters, unless reasonably requested to do so by Borrower, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

         11. Events of Default. The following shall constitute "Events of Default" hereunder:

                  (a) Should Borrower assign, attempt to encumber, subject to further pledge or security interest, sell, transfer or otherwise dispose of any of the Pledged Collateral without the prior written consent of the Agent;

                  (b) If an "Event of Default" occurs under any of the Credit Agreement, the other Loan Documents or the Parent Guaranty; or

                  (c) If any representations or warranties made herein by Borrower shall be untrue in any material respect when made or furnished.

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

         12. Remedies. If any Event of Default shall have occurred and be continuing, subject to the provisions of Section 14 hereof:

                  (a) The Agent may exercise (in compliance with all applicable securities laws) in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to them, all the rights and remedies of a secured party on default under the Uniform Commercial Code in effect in the State of Georgia at that time, and the Agent may also, without notice except as specified below, sell (in compliance with all applicable securities laws) the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, over the counter or at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Agent may deem commercially reasonable or otherwise in such manner as necessary to comply with applicable federal and state securities laws. The Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Pledged Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers at any such sale and such purchasers shall hold the property sold absolutely, free from any claim or right on the part of Borrower, and Borrower hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Agent shall give Borrower at least 10 days' notice of the time and place of any public sale or the time after which any private sale is to be made , which Borrower agrees shall constitute reasonable notification. At any such sale, the Agent may bid (which bid may be, in whole or in part, in the form of cancellation of Obligations) for and purchase the whole or any part of the Pledged Collateral. The Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. If sale of all or any part of the Pledged Collateral is made on credit or for future delivery, the Pledged Collateral so sold may be retained by the Agent until the sale price is paid by the purchaser or purchasers thereof, but the Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Pledged Collateral so sold and, in case of any such failure, such Pledged Collateral may be sold again upon like notice. Borrower agrees that any sale of the Pledged Collateral conducted by the Agent in accordance with the foregoing provisions of this Section 12 shall be deemed to be a commercially reasonable sale under O.C.G.A. Section 11-9-610 of the Georgia Uniform Commercial Code. As an alternative to exercising the power of sale herein conferred upon them, the Agent may proceed by a suit or suits at law or in equity to foreclose the security interest granted under this Agreement and to sell the Pledged Collateral, or any portion thereof, pursuant to a judgment or decree of a court or courts of competent jurisdiction.

                  (b) Any cash held by the Agent as Pledged Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon or any part of the Pledged Collateral following the occurrence of an Event of Default shall be applied by the Agent for the benefit of the Banks in the following manner: first, in discharge of all expenses incurred by the Agent which Borrower is obligated to reimburse the Agent pursuant to Section

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

13 hereof; secondly, to all outstanding fees and other expenses owing under the Credit Agreement or the other Loan Documents in such order as the Required Banks shall elect; thirdly, to accrued and unpaid interest on the Obligations in such order as the Required Banks may elect; and lastly, to the principal balances of any such Obligations then outstanding in such order as the Required Banks may elect.

                  (c) Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full of all the Obligations shall be paid over to Borrower or to whomsoever may be lawfully entitled to receive such surplus.

         13. Expenses. Borrower will, upon demand, pay to the Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel, actually incurred, and of any experts and agents, and including any taxes or fees incurred on account of the execution, issuance, delivery or recording of this Agreement or other documents executed in connection herewith which the Agent may incur in connection with (i) the sale of, collection from, or other realization upon, any of the Pledged Collateral, or (ii) the exercise or enforcement of any of the rights of the Agent hereunder, or (iii) the failure by Borrower to perform or observe any of the provisions hereof.

         14. Pledged Shares; Limitation on Actions. The Parties hereto acknowledge that the Receivables Subsidiary (as "Receivables Seller") and Borrower have entered into a structured receivables financing transaction with Redwood Receivables Corporation ("Redwood") and General Electric Capital Corporation (the "Redwood Agent") pursuant to a Receivables Purchase and Servicing Agreement (the "Purchase Agreement"). To induce Redwood and the Redwood Agent to permit the pledge of the Pledged Collateral), the parties hereto agree to the following limitations. Capitalized terms used in this
Section 14 and not otherwise defined herein shall have the meanings ascribed to such terms in Annex X to the Purchase Agreement.

         (a) Anything herein or in the Credit Agreement to the contrary notwithstanding:

                  (i) Until the date on which the Purchaser Interest and all other amounts owed under the Related Documents have been indefeasibly paid in full in cash in accordance with the terms of the Related Documents, the Agent, for itself and as agent for the Banks, agrees that, upon exercising its rights with respect to the Pledged Collateral, it will not exercise any rights to vote the Pledged Collateral or otherwise control the actions and operations of the Receivables Subsidiary with respect to any matters, except (i) to vote in favor of a prepayment or termination of the Purchase Agreement in accordance with its terms and (ii) to vote in favor of a dividend or distribution, and, until the Purchaser Interest and all other amounts owed under the Related Documents have been indefeasibly paid as described above, the Agent's rights will be limited to receiving any dividends and distributions on the Pledged Collateral which, pursuant to the terms of the Related Documents, are allowed to be distributed on account of the Pledged Collateral. Without limiting the foregoing, the Agent shall not vote the Pledged Collateral or otherwise exercise control over the Receivables Subsidiary so as to cause the Receivables Subsidiary: (A) to violate or breach any term or provision in any

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

                  Related Documents, (B) to make dividends or distributions on such Pledged Collateral except as described above, (C) to amend or alter any of the Receivables Subsidiary's organizational documents, or (D) to incur any debt other than as expressly permitted under the Related Documents;

                  (ii) In the event that the Agent receives any payments or funds relating to the Receivables Program Assets (as defined in the Intercreditor Agreement) (the "Receivables Program Assets") prior to the date on which the Purchaser Interest and all other amounts owed under the Related Documents have been indefeasibly paid in full in cash in accordance with the terms of the Related Documents, the Agent shall hold such payments or funds in trust for the benefit of the Redwood Agent, and shall promptly transfer such payments or funds to the Redwood Agent;

                  (iii) The provisions of this Section 14 shall continue to be effective or be reinstated, as the case may be, if at any time any payment of the Purchaser Interest or any other amounts owed under the Related Documents is rescinded or must otherwise be returned by the Redwood Agent or the Purchasers upon the insolvency, bankruptcy or reorganization of the Receivables Subsidiary or otherwise, all as though such payment had not been made; and

                  (iv) Prior to the date on which the Purchaser Interest and all other amounts owed under the Related Documents have been indefeasibly paid in full in cash in accordance with the terms of the Related Documents, neither the Agent nor any Bank shall object to or contest in any administrative, legal or equitable action or proceeding (including, without limitation, any insolvency, bankruptcy, receivership, liquidation, reorganization, winding up, readjustment, composition or other similar proceeding relating to the Borrower or the Receivables Subsidiary or their respective property) or object to or contest in any other manner (A) the interests of the Receivables Subsidiary and its successors and assigns in any of the Receivables Program Assets transferred by the Borrower or its affiliates to the Receivables Subsidiary pursuant to the Related Documents and/or (B) the interests of the Redwood Agent or the Purchasers in the Receivables Program Assets. Neither the Agent, nor any Bank shall object to or contest in any manner the receipt of any payment by the Redwood Agent and/or the Purchasers with respect to the Receivables Program Assets for the satisfaction of the Purchaser Interest.

         (b) The Redwood Agent shall be a third-party beneficiary with respect to this Section 14.

         (c) So long as the Purchaser Interest and all other amounts owed under the Related Documents have not been indefeasibly paid in full in cash in accordance with the terms of the Related Documents, this Section 14 shall not be amended, modified or supplemented without the prior written consent of the Redwood Agent, which consent shall be at the sole discretion of the Redwood Agent, and the provisions of this Section 14 shall be contained in any agreement that

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

amends and restates this Agreement. The Agent and the Banks agree that no such party shall enter into any additional agreement that would adversely affect the rights of the Redwood Agent as provided hereunder.

         15. Security Interest Absolute. All rights of the Agent hereunder, the security interest granted to the Agent hereunder, and all obligations of Borrower hereunder, shall be absolute and unconditional irrespective of any of the following, and Borrower expressly consents to the occurrence of any of such events and waives, in its capacity as Borrower, to the extent permitted by law, any defense arising therefrom:

                  (i) any lack of validity or enforceability of any of the Loan Documents or any other agreement or instrument relating thereto;

                  (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from any of the Loan Documents;

                  (iii) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any of the Loan Documents, including, without limitation, the Security Agreement and any Operative Mortgages or any other guaranty for all or any of the Obligations; or

                  (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Borrower in respect of the Obligations or in respect of this Agreement.

         16. Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by Borrower herefrom shall in any event be effective unless the same shall be in writing and signed by the Agent and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         17. No Waiver; Cumulative Remedies. No failure on the part of the Agent to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Agent preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

         18. Severability. If any provision of this Agreement or the application thereof to any party hereto or circumstances shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to any other party thereto or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

         19. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telecopier or similar writing) and shall be given to such party at its address or telecopier number set forth on the signature pages or at such other address or telecopier number as such party may hereafter specify for the purpose by notice to each other party. Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in this Section and the appropriate confirmation is received, (ii) if given by mail, 3 Domestic Business Days after such communication is deposited in the mail, with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section 19.

         20. Time is of the Essence. Time is of the essence in this Agreement.

         21. Interpretation. No provision of this Agreement shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

         22. The Agent Not Joint Venturer. Neither this Agreement nor any agreements, instruments, documents or transactions contemplated hereby shall in any respect be interpreted, deemed or construed as making the Agent a partner or joint venturer with Borrower or as creating any similar relationship or entity, and Borrower agrees that it will not make any contrary assertion, contention, claim or counterclaim in any action, suit or other legal proceeding involving the Agent and Borrower.

         23. Jurisdiction. Borrower agrees that any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of Georgia or the United States of America for the Northern District of Georgia, Atlanta Division, all as the Agent may elect. By execution of this Agreement, Borrower hereby submits to each such jurisdiction, hereby expressly waiving whatever rights may correspond to it by reason of its present or future domicile. Nothing herein shall affect the right of the Agent to commence legal proceedings or otherwise proceed against Borrower in any other jurisdiction or to serve process in any manner permitted or required by law.

         24. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia and shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto.

         25. Counterparts. This Agreement may be executed in two or more counterparts, each of which when fully executed shall be an original, and all of said counterparts taken together shall be deemed to constitute one and the same agreement.

                         [Signatures on Following Page]

         IN WITNESS WHEREOF, Borrower has caused this Agreement to be duly executed under seal as of the date first above written.

"Borrower"

AVONDALE MILLS, INC.  (SEAL)

By: _______________________________
         Title:

Avondale Mills, Inc.
506 South Broad Street
Monroe, Georgia 30655
Attention: Vice Chairman and Chief Financial
Telecopier number: 770-267-2543
Confirmation number: 770-267-2226

ACCEPTED AND AGREED:

WACHOVIA BANK, NATIONAL ASSOCIATION,
in its capacity as Agent

By: _______________________________
         Title:

Wachovia Bank, National Association
NC0760, 5th Floor, 301 South College Street
Charlotte, NC 28288-0760
Attention: Roger Pelz
Telecopier number: 704-374-6319
Telephone number: 704-374-6060

                                    Exhibit A
                          To Borrower Pledge Agreement

                       Description of the Capital Stock of
                          Avondale Receivables Company

     500 Shares, $0.01 Par Value Common Stock Evidenced by Certificate No. 1

                       Description of the Capital Stock of
                    Avondale Mills Graniteville Fabric, Inc.

     1000 Shares, $1 Par Value Common Stock Evidenced by Certificate No. ___

                                                                       EXHIBIT O

                           LIMITED GUARANTY AGREEMENT

                  THIS LIMITED GUARANTY AGREEMENT (this "Guaranty") is made as of August 29, 1997, by Avondale Mills Graniteville Fabrics, Inc., a Delaware corporation (the "Subsidiary") in favor of the Agent, for the ratable benefit of the Banks, under the Credit Agreement referred to below;

                               W I T N E S S E T H

                  WHEREAS, Avondale Mills, Inc., an Alabama corporation (the "Borrower") and WACHOVIA BANK, N.A., as Agent (the "Agent"), and The First National Bank of Chicago, as Documentation Agent, and certain other Banks from time to time party thereto have entered into a certain Amended and Restated Credit Agreement dated as of April 29, 1996, as amended by First Amendment to Credit Agreement dated as of March 20, 1997 and Second Amendment to Credit Agreement dated as of August 29, 1997 (as so amended, and as it may be amended or modified from time to time, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Banks to the Borrower for the benefit of the Borrower and of the Subsidiary;

                  WHEREAS, it is a condition precedent to the effectiveness of the Second Amendment to Credit Agreement referred to above, and to the acquisition by the Subsidiary of the AMGF Plant described therein, among other things, that the Subsidiary execute and deliver this Guaranty whereby the Subsidiary shall guarantee the payment when due of all principal, interest and other amounts that shall be at any time payable by the Borrower under the Credit Agreement, the Notes and the other Principal Documents, subject to the limitation on liability provisions contained herein; and

                  WHEREAS, in consideration of the financial and other support that the Borrower has provided, and such financial and other support as the Borrower may in the future provide, to Subsidiary, and in order to induce the Banks and the Agent to enter into the Second Amendment to Credit Agreement referred to above, the Subsidiary is willing to guarantee the obligations of the Borrower under the Credit Agreement, the Notes, and the other Principal Documents, subject to the limitation of liability provisions contained in
Section 15 hereof;

                  NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. Definitions. Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein.

                  SECTION 2. Representations, Warranties and Covenants. The Subsidiary hereby represents and warrants that:

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

                  (a) The Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary, and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except for failures which have not had and would not reasonably be expected to have or cause a Material Adverse Effect.

                  (b) The execution, delivery and performance by the Subsidiary of this Guaranty, the AMGF Security Agreement and the AMGF Mortgage
(i) are within the corporate powers of the Subsidiary, (ii) have been duly authorized by all necessary corporate action, (iii) require no action by or in respect of or filing with, any governmental body, agency or official, (iv) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Subsidiary or any material agreement, judgment, injunction, order, decree or other instrument binding upon the Subsidiary, and (v) do not result in the creation or imposition of any Lien on any asset of the Subsidiary, except in favor of the Agent.

                  (c) This Guaranty constitutes a valid and binding agreement of the Subsidiary enforceable in accordance with its terms, and the AMGF Security Agreement and the AMGF Mortgage, when executed and delivered in accordance with the Credit Agreement, will constitute valid and binding obligations of the Subsidiary, enforceable in accordance with their respective terms, provided that the enforceability hereof and thereof is subject in each case to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights generally.

                  SECTION 3. The Guaranty. Subject to the provisions of Section 15, the Subsidiary hereby unconditionally guarantees the full and punctual payment (whether at stated maturity, upon acceleration or otherwise) of the principal of and interest on each Note issued by the Borrower pursuant to the Credit Agreement, and the full and punctual payment of all other amounts payable by the Borrower under the Credit Agreement and the other Principal Documents, including principal, interest, fees, costs and indemnification amounts, and any extensions and renewals thereof in whole or in part, and any other amounts constituting Obligations as defined in the Credit Agreement (all of the foregoing obligations being referred to collectively as the "Guaranteed Obligations"). Upon failure by the Borrower to pay punctually any such amount, the Subsidiary agrees that it shall forthwith on demand pay the amount not so paid at the place and in the manner specified in the Credit Agreement, the relevant Note or the relevant Principal Document, as the case may be.

                  SECTION 4. Guaranty Unconditional. Subject to Section 15, the obligations of the Subsidiary hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

                           (i)      any extension, renewal, settlement,
         compromise, waiver or release in respect of any obligation of the Borrower under the Credit Agreement, any Note, or any other Principal Document, by operation of law or otherwise or any obligation of any other guarantor of any of the Obligations;

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

                           (ii)     any modification or amendment of or
         supplement to the Credit Agreement, any Note, or any other Principal Document;

                           (iii) any release, nonperfection or invalidity of any direct or indirect security for any obligation of the Borrower under the Credit Agreement, any Note, any Principal Document, or any obligations of any other guarantor of any of the Obligations;

                           (iv) any change in the corporate existence, structure or ownership of the Borrower or any other guarantor of any of the Guaranteed Obligations, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower, or any other guarantor of the Guaranteed Obligations, or its assets or any resulting release or discharge of any obligation of the Borrower, or any other guarantor of any of the Guaranteed Obligations;

                           (v) the existence of any claim, setoff or other rights which the Subsidiary may have at any time against the Borrower, any other guarantor of any of the Guaranteed Obligations, the Agent, any Bank or any other Person, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                           (vi) any invalidity or unenforceability relating to or against the Borrower, or any other guarantor of any of the Guaranteed Obligations, for any reason related to the Credit Agreement, any other Principal Document, or any other guaranty, or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower, or any other guarantor of the Guaranteed Obligations, of the principal of or interest on any Note or any other amount payable by the Borrower under the Credit Agreement, the Notes, or any other Principal Document; or

                           (vii) any other act or omission to act or delay of any kind by the Borrower, any other guarantor of the Guaranteed Obligations, the Agent, any Bank or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the Guarantor's obligations hereunder.

                  SECTION 5. Discharge Only Upon Payment In Full; Reinstatement In Certain Circumstances. The Subsidiary's obligations hereunder shall remain in full force and effect until all Guaranteed Obligations shall have been paid in full and the Commitments under the Credit Agreement shall have terminated or expired. If at any time any payment of the principal of or interest on any Note or any other amount payable by the Borrower under the Credit Agreement or any other Principal Document is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, the Subsidiary's obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

                  SECTION 6. Waiver of Notice by the Subsidiary. The Subsidiary irrevocably waives acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Borrower, any other guarantor of the Guaranteed Obligations, or any other Person.

                  SECTION 7. Other Waivers by the Subsidiary. The Subsidiary hereby expressly waives, renounces, and agrees not to assert, any right, claim or cause of action, including, without limitation, a claim for reimbursement, subrogation, indemnification or otherwise, against the Borrower arising out of or by reason of this Guaranty or the obligations of the Subsidiary hereunder, including, without limitation, the payment or securing or purchasing of any of the Guaranteed Obligations by the Subsidiary. The waiver, renunciation and agreement contained in the immediately preceding sentence is for the benefit of the Agent and the Banks and also for the benefit of the Borrower who may assert the benefits thereof as a third-party beneficiary, and the Subsidiary may be released from such waiver, renunciation and agreement only by the execution and delivery, by the Agent, the Required Banks and the Borrower, of an instrument expressly releasing the Subsidiary therefrom.

                  SECTION 8. Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Borrower under the Credit Agreement, any Note or any other Principal Document is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement, any Note or any other Principal Document shall nonetheless be payable by the Subsidiary hereunder forthwith on demand by the Agent made at the request of the Required Banks.

                  SECTION 9. Notices. All notices, requests and other communications to any party hereunder shall be given or made by telecopier or other writing and telecopied or mailed or delivered to the intended recipient at its address or telecopier number set forth on the signature pages hereof or such other address or telecopy number as such party may hereafter specify for such purpose by notice to the Agent in accordance with the provisions of Section 9.01 of the Credit Agreement. Except as otherwise provided in this Guaranty, all such communications shall be deemed to have been duly given when transmitted by telecopier, or personally delivered or, in the case of a mailed notice, 3 Domestic Business Days after such communication is deposited in the mails with first class postage prepaid, in each case given or addressed as aforesaid.

                  SECTION 10. No Waivers. No failure or delay by the Agent or any Banks in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Guaranty, the Credit Agreement, the Notes, and the other Principal Documents shall be cumulative and not exclusive of any rights or remedies provided by law.

                  SECTION 11. Successors and Assigns. This Guaranty is for the benefit of the Agent and the Banks and their respective successors and assigns and in the event of an assignment of any amounts payable under the Credit Agreement, the Notes, or the other Principal Documents, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty may not be assigned by the Subsidiary without the prior written consent of the Agent and the Required Banks, and shall be binding upon the Subsidiary and its successors and permitted assigns.

                  SECTION 12. Changes in Writing. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Subsidiary and the Agent with the consent of the Required Banks.

                  SECTION 13. GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF GEORGIA. EACH OF THE SUBSIDIARY AND THE AGENT HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF GEORGIA AND OF ANY GEORGIA STATE COURT SITTING IN ATLANTA, GEORGIA AND FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE SUBSIDIARY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH ANY OF THEM MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE SUBSIDIARY AND THE AGENT HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  SECTION 14. Taxes, etc. All payments required to be made by the Subsidiary hereunder shall be made without setoff or counterclaim and free and clear of and without deduction or withholding for or on account of, any present or future taxes, levies, imposts, duties or other charges of whatsoever nature imposed by any government or any political or taxing authority to the same extent and with the same effect as provided in Section 2.11(c) of the Credit Agreement with respect to payments made by the Borrower.

                  SECTION 15. Limitation of Liability. Any other provision of this Guaranty, or the AMGF Documents to the contrary notwithstanding, the Agent and the Banks, by acceptance hereof, expressly agree that the Subsidiary shall not have any liability hereunder for an amount in excess of the sum of: (i) the sum of (x) the aggregate principal amount of all loans, advances and other financial accommodations made to the Subsidiary by the Borrower, directly or indirectly, both prior to and after the date hereof (including, without limitation, pursuant to the AMGF/Graniteville Transaction), less (y) all amounts repaid by the Subsidiary thereon; plus (ii) interest on the amount determined under clause (i) from the date due until the date paid at the Default Rate; plus
(iii) all costs of collection, including reasonable attorneys fees actually incurred; plus (iv) all protective advances and (without duplication of paragraph (iii) all costs and expenses incurred by the Agent pursuant to the AMGF Mortgage or the AMGF Security Agreement; plus (v) the aggregate value of all other assets transferred from time to time on and after the date hereof by the Borrower to the Subsidiary (including, without limitation, pursuant to the AMGF/Graniteville Transaction).

                  IN WITNESS WHEREOF, the Subsidiary has caused this Guaranty to be duly executed by its authorized officer as of the date first above written.

                                       AVONDALE MILLS GRANITEVILLE FABRICS,
                                       INC.

                                       By: _____________________________________
                                           Title:

                                       Avondale Mills Graniteville Fabrics, Inc.
                                       _________________________________________
                                       _________________________________________
                                       Attention: Chairman and
                                       Chief Executive Officer
                                       Telecopier number: 770-267-2543
                                       Telephone number: 770-267-2226

                                                                       EXHIBIT P

                               SECURITY AGREEMENT
                   (Avondale Mills Graniteville Fabrics, Inc.)

                  THIS SECURITY AGREEMENT (this "Agreement") is made and entered into as of August 29, 1997 by and between AVONDALE MILLS GRANITEVILLE FABRICS, INC. (the "Guarantor") and WACHOVIA BANK, N.A., as agent for the Banks parties to the "Credit Agreement" (as hereinafter defined) (the "Agent")

                               W I T N E S E T H:

                  WHEREAS, pursuant to that certain Amended and Restated Credit Agreement, dated as of April 29, 1996, as amended by First Amendment to Credit Agreement dated as of even date herewith, among Avondale Mills, Inc., the Agent, The First National Bank of Chicago, as Documentation Agent, and the Banks parties thereto (as so amended, and as hereafter amended or supplemented from time to time, the "Credit Agreement", the Guarantor has executed and delivered the a Limited Guaranty Agreement dated as of even date herewith in favor of the Agent, for the benefit of the Banks, unconditionally Guaranteeing the payment of all of the Obligations, subject to the limitation of liability provisions contained therein; and

                  WHEREAS, in order to secure the indebtedness of the Guarantor pursuant to the AMGF Guaranty and to induce the Banks and the Agent to execute and enter into the Second Amendment to the Credit Agreement, the Guarantor has agreed to execute and deliver this Agreement (which is the AMGF Security Agreement referred to in the Credit Agreement), granting a security interest in, and lien upon, the Collateral to the Agent for the benefit of the Banks;

                  NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged and Guarantor and the Agent hereby covenant and agree as follows:

                  1. DEFINITIONS. Unless otherwise defined herein, capitalized terms used herein have the meanings set forth in the Credit Agreement. In addition, the following terms have the meanings set forth below, unless the context requires otherwise:

                  "Accounts Receivable Collateral" means all rights of the Guarantor to payment for goods sold or leased, or to be sold or to be leased, or for services rendered or to be rendered, howsoever evidenced or incurred, including, without limitation, all accounts, instruments, chattel paper and general intangibles, all returned or repossessed goods and all books, records, computer tapes, programs and ledger books arising therefrom or relating thereto, whether now owned or hereafter acquired or arising.

                  "Account Debtor" means the Person who is obligated on any of the Accounts Receivable Collateral or otherwise is obligated as a purchaser or lessee of any of the Inventory Collateral.

                  "Act" means the Uniform Commercial Code - Secured Transactions of Georgia (O.C.G.A. Art. 11-9), and any act that may be substituted therefor, as from time to time amended.

                  "Agreement" means this Agreement, together with all exhibits, riders, supplements, addenda and additions now or hereafter attached hereto or made a part hereof, and all amendments hereof.

                  "Collateral" means and includes all of the property described in Paragraph 4 hereof.

                  "Collateral Locations" means those locations set forth on Exhibit "A" attached hereto and by this reference made a part hereof.

                  "Credit Agreement" has the meaning set forth in the recitals hereto.

                  "Documentary Collateral" means all chattel paper, instruments, documents or notes of the Guarantor (excluding any of the foregoing arising out of the sale or lease of goods or the furnishing of services) and all payments thereunder and instruments and other property from time to time delivered in respect thereof or in exchange therefor, and all bills of sale, bills of lading, warehouse receipts, and other documents of title, whether now owned or hereafter acquired or arising.

                  "Equipment Collateral" means all equipment of the Guarantor, or in which it has rights, whether now owned or hereafter acquired, wherever located, including, without limitation, all machinery, furniture, furnishings, leasehold improvements, motor vehicles, forklifts, rolling stock, dies and tools used or useful in the Guarantor's business but excluding, in any event, all fixtures.

                  "Intangibles Collateral" means all general intangibles of the Guarantor (excluding any general intangibles evidencing rights of the Guarantor to payment for goods sold or leased, or to be sold or leased, or for services rendered or to be rendered), whether now existing or hereafter acquired or arising, including, without limitation, all copyrights, royalties, trademarks, trade names, tax refunds, rights to tax refunds, service marks, patent and proprietary rights, blueprints, drawings, designs, trade secrets, plans, diagrams, schematics and assembly and display materials relating thereto and all customer lists.

                  "Inventory Collateral" means all inventory of the Guarantor, or in which it has rights, whether now owned or hereafter acquired, wherever located, including, without limitation, all goods of the Guarantor held for sale or lease or furnished or to be furnished under contracts of service, all goods held for display or demonstration, goods on lease or consignment, returned and repossessed goods, all raw materials, work-in-process, finished goods and supplies used or consumed in the Guarantor's business, together with all documents, documents of title, dock warrants, dock receipts, warehouse receipts, bills of lading or orders for the delivery of all, or any portion, of the foregoing.

                  "Secured Obligations" means and includes the following collectively:

                  1. Any and all indebtedness, obligations and liabilities of the Guarantor to the Agent and/or the Banks now existing pursuant to, or hereafter arising out of, or otherwise relating to the AMGF Guaranty, subject to the limitation of liability provisions contained herein.

                  2. Any and all indebtedness, obligations and liabilities of the Guarantor to the Agent and/or the Banks now existing or hereafter arising, in either instance, under, by virtue of or pursuant to this Agreement.

                  3. Any and all advances hereafter made by the Agent and/or the Banks at any time to protect or preserve the Collateral or the security interest on the Collateral granted pursuant hereto, or for taxes, assessments, insurance premiums or other advances authorized under the terms of this Agreement (whether or not the original Guarantor remains the owner of the Collateral at the time of any of such advances).

                  "Permitted Liens" means the liens and encumbrances pertaining to portions of the Collateral described on Exhibit "B" attached hereto and by this reference made a part hereof.

                  In addition to and cumulative with such other definitions and descriptions as herein may be provided therefor, the terms "equipment", "inventory", "accounts", "general intangibles", "chattel paper", "documents of title", "goods", "consumer goods" and "instruments", if and to the extent used herein, shall have such meanings as may be respectively ascribed to them in the Act as in existence on date hereof.

                  3. GRANT OF SECURITY INTEREST. As a general and continuing collateral security for payment of the Guaranteed Obligations, the Guarantor hereby grants to the Agent for the ratable benefit of the Banks a security interest in and security title to all Collateral and the Guarantor makes such further agreements with the Agent in regard thereto as hereinafter set forth.

                  4.       DESCRIPTION OF COLLATERAL.

                  The following described property, wherever located, whether now existing or hereafter acquired or arising constitutes the Collateral:

                           (a)      the Accounts Receivable Collateral;

                           (b)      the Equipment Collateral;

                           (c)      the Intangibles Collateral;

                           (d)      the Inventory Collateral;

                           (e)      the Documentary Collateral; and

                           (f)      all products and proceeds of any and all of
the foregoing, including, without limitation, insurance or condemnation proceeds, all property received wholly or partially in trade or exchange for any of the foregoing, and all rents, revenues, issues, profits and proceeds arising from the sale, lease, license, encumbrance, collection or any other temporary or permanent disposition of any of the foregoing or any interest therein.

                  5.       REPRESENTATIONS AND WARRANTIES.

                           5.1      The Guarantor is, or, with respect to
Collateral acquired after the date hereof, will be, the owner of the Collateral free and clear from any Lien, except for the Permitted Liens. No financing statement covering any of the Collateral is on file in any public office other than any evidencing Permitted Liens.

                           5.2      Location. As of the date hereof, the
tangible portion of the Collateral is situated only at one or more Collateral Locations, other than as permitted by Section 5.6.

                           5.3      Name. The name of the Guarantor is as set
forth on the signature page hereof and the Guarantor has not conducted any business under any other name, other than its former name, "Camp Helen Company", during the past 6 years.

                           5.4      Right to Assign. Guarantor has the full
right, power and authority to make this assignment of the Collateral.

                           5.5      Delivery. Guarantor has delivered all
agreements, letters of credit, promissory notes, chattel paper or anything else the physical possession of which is necessary in order for Agent to perfect or preserve the priority of its Lien in the Collateral.

                           5.6      Purchaser of Collateral. Except for the
acquisition of assets from the Borrower, during the past 6 years, Guarantor has not purchased any of the Collateral in a bulk transfer or in a transaction which was outside the ordinary course of the business of Guarantor's seller.

                  6.       GENERAL COVENANTS.

                           6.1      Liens. The Guarantor shall keep the
Collateral free and clear of all Liens, except for the Permitted Liens

                           6.2      Casualty. The Guarantor shall promptly
notify the Agent of any material loss of or damage to the Inventory Collateral or the Equipment Collateral or any part thereof.

                           6.3      Use of Collateral. Until there occurs an
Event of Default the Guarantor may, subject to the provisions of Paragraph 6 hereof, use the Collateral in any lawful manner not inconsistent with this Agreement or with the terms or conditions of any policy of insurance thereon.

                           6.4      Disposition of Collateral. The Guarantor may
not sell, lease, exchange or otherwise dispose of any of the Collateral except as hereinafter specifically provided. Guarantor may sell, lease, exchange or otherwise dispose of any portion of the Inventory Collateral in the ordinary course of business for cash or upon open account or on terms of payment ordinarily extended to its customers. Upon the sale, exchange or other disposition of the Inventory Collateral, the security interest created and provided for herein shall continue in and attach to any proceeds thereof, without break in continuity and without further formality or act, including, without limitation, accounts, contract rights, shipping documents, documents of title, bills of lading, warehouse receipts, dock warrants, dock receipts and cash or non-cash proceeds, and in the event of any unauthorized sale, shall continue in Inventory Collateral itself. Guarantor may sell Equipment Collateral pursuant and subject to the provisions of Sections 2.08(b)(i)(B) and 5.14 of the Credit Agreement. In addition, Guarantor may sell, exchange or otherwise dispose of portions of the Equipment Collateral which are obsolete, worn-out or unsuitable for continued use by Guarantor if such Equipment Collateral is replaced promptly upon its disposition with equipment constituting Equipment Collateral having a market value equal or greater than the Equipment Collateral so disposed of and in which Agent shall obtain and have a Lien pursuant hereto of the same priority as in the Equipment Collateral so disposed of.

                           6.5      Insurance. The Guarantor agrees that it will
obtain and maintain insurance on the Inventory Collateral and the Equipment Collateral as required by Section 5.17 of the Credit Agreement, with loss payable to the Agent as its interests may appear. Such insurance shall not be cancelable by the Guarantor, unless with the prior written consent of the Required Banks, or by the Guarantor's insurer, unless with at least 30 days advance written notice to the Agent.

                           6.6      Location. The Guarantor agrees not to locate
the Inventory Collateral or the Equipment Collateral (other than (i)Rolling Stock and other goods which are covered by a certificate of title, as contemplated in section 11-9-103(3)(a) of the Act and (ii) other goods which are mobile and which are of a type normally used in more than one jurisdiction and are not covered by a certificate of title, as contemplated in Section 11-9-103(3)(a) of the Act) at any location other than a Collateral Location without providing written notice to the Agent no later than 30 days after such relocation; provided, however, that nothing contained herein shall be deemed to prohibit the Guarantor, without notice to or the consent of the Agent, from transferring temporarily (for periods not to exceed 3 months in any event) Inventory Collateral or Equipment Collateral from a Collateral Location to another location at any time or from time to time hereafter for the limited purpose of having work performed on such Inventory Collateral or Equipment Collateral, or for temporary storage thereof or for shipment thereof to a Collateral Location, if done in the ordinary course of the Guarantor's business. In addition, to the extent the Guarantor should warehouse any of the Inventory Collateral at any time hereafter at any location other than a Collateral Location, the Guarantor acknowledges and agrees that such warehousing may be conducted only by warehousemen who have been pre-approved by the Agent and who, in any event, shall issue non-negotiable warehouse receipts in the Agent's name to evidence any such warehousing of goods constituting Inventory Collateral. If the Guarantor consigns any part of the Inventory Collateral, it will comply with Section 2-326 of the Uniform Commercial Code of any state where such Inventory Collateral is located with respect thereto, by filing in the appropriate public office or offices UCC-1 financing statements showing the Guarantor as consignor and the Agent as assignee of consignor, and will furnish copies thereof to the Agent.

                           6.7      The Guarantor shall deliver to the Agent
within 60 days after receiving written notice from the Agent directing it to do so, the original title certificates to all of the Rolling Stock, together with duly executed applications in the appropriate form for new certificates of title thereto showing thereon the Lien of the Agent pursuant to the Security Agreement.

                  7. SPECIAL PROVISIONS REGARDING RECEIVABLES AND INVENTORY. Each item of the Accounts Receivable Collateral arises or will arise under a contract between the Guarantor and an Account Debtor, or from the bona fide sale or delivery of goods to or performance of services for, an Account Debtor. The Guarantor will promptly notify the Agent of all returns, repossessions and recoveries which are reasonably expected to result in losses to the Guarantor in excess of $500,000 in any month. From and after the occurrence of any Event of Default and during the continuation thereof, (i) the Agent may collect, realize, sell or otherwise deal with the Accounts Receivable Collateral or any and all sums owing or which may become due upon any items of the Inventory Collateral or any part thereof in such manner, upon such terms and conditions and at such time or times as may seem to it advisable and without notice to the Guarantor, and (ii) the Guarantor hereby irrevocably designates and appoints the Agent its true and lawful attorney either in the name of the Agent or the name of the Guarantor to take such actions and any other actions as the Agent may deem necessary or desirable in order to realize upon the Inventory Collateral and the Accounts Receivable Collateral, including, without limitation, power to endorse in the name of Guarantor, any checks, drafts, notes, or other instruments received in payment of or on account of the Inventory Collateral or the Accounts Receivable Collateral. The Agent shall not be liable or accountable for any failure to collect, realize, sell or obtain payment of the Accounts Receivable Collateral or any and all sums owing or which may become due upon any items of the Inventory Collateral or any part thereof and shall not be bound to institute proceedings for the purpose of collecting, realizing, or obtaining payment of the same or for the purpose of preserving any rights of the Agent, the Guarantor or any other Person in respect of the same. From and after the occurrence of any Event of Default and during the continuation thereof, (i) all moneys collected or received by the Guarantor in respect of the Accounts Receivable Collateral or any and all sums owing or which may become due upon any items of the Inventory Collateral shall be received as trustee in trust for the Agent for the ratable benefit of the Banks and shall be forthwith paid over to the Agent for the ratable benefit of the Banks at the Agent's request, and (ii) all moneys collected or received by the Agent in respect of the Accounts Receivable Collateral or any and all sums owing or which may become due upon any items of the Inventory Collateral or other Collateral may be applied to the Obligations in the order which the Required Banks deem best or, in the sole discretion of the Required Banks, may be released to the Guarantor, all without prejudice to the liability of the Guarantor or the Agent's right to hold and realize upon this security.

                  8. PRESERVATION. The Guarantor will take all reasonably necessary and appropriate measures to obtain, maintain, protect and preserve any material Intangibles Collateral including, without limitation, registration thereof with the appropriate state or federal governmental agency or department.

                  9. REMEDIES. Upon the occurrence and during the existence of any Event of Default, the Agent for the ratable benefit of the Banks shall have all of the rights and remedies described in Sections 8.1 through 8.5 inclusive, and it may exercise any one, more, or all of such remedies, in its sole discretion, without thereby waiving any of the others.

                           9.1      General Remedies of a Secured Party. The
Agent shall have all the rights and remedies of a "secured party" under the Act (regardless of whether the Act has been enacted in the jurisdiction where the rights or remedies are asserted, including, without limitation, the right to take possession of any of the Collateral or the proceeds thereof by such means (without breach of the peace) and through agents or otherwise as it may elect, the right to sell, lease, or otherwise dispose of the Collateral or any portion thereof, the right to apply the proceeds derived therefrom to any and all of the Obligations secured thereby in such order as the Agent may elect, and, for this purpose, the right to sign in the name of the Guarantor any transfer, conveyance, or instrument necessary in the premises. Any such disposition of the Collateral may be in its then condition or following any commercially reasonable preparation or processing thereof, by public or private proceedings, by one or more contracts, as a unit or in parcels, at any time or place and on any terms, so long as the same are commercially reasonable.

                           9.2      Notice of Disposition. The Agent shall give
the Guarantor written notice of the time and place of any public sale of the Collateral or the time after which any other intended disposition thereof is to be made. The requirement of sending reasonable notice shall be met if such notice is mailed postage prepaid or otherwise given to the undersigned at its last address as shown on the Agent's records at least 10 days before such disposition.

                           9.3      Receiver. In addition to the foregoing, the
Agent, at the direction of the Required Banks, may appoint any person to be a receiver (which term shall include a receiver and manager) of the Collateral, including, without limitation, any rents and profits thereof and may remove any receiver and appoint another in its (his) stead, and such receiver so appointed shall have power to take possession of the Collateral and to carry on or concur in carrying on the business of the Guarantor, and to dispose of or concur in the disposition of the Collateral or any part thereof in the manner described hereinabove. Any such receiver shall for all purposes be deemed to be the agent of the Guarantor. The Agent may from time to time fix the remuneration of such receiver. The Agent and the Banks in appointing or refraining from appointment of such receiver shall not incur any liability to the receiver, the Guarantor or otherwise.

                           9.4      Assemblage. In facilitation of the
foregoing, the Agent may require that the Guarantor assemble and make available all of or any portion of the Collateral at a location reasonably designated by the Agent, all at the expense of the Guarantor.

                           9.5      Application of Proceeds. All moneys from
time to time received by the Agent from the disposition of Collateral shall be applied by the Agent for the benefit of the Banks in the following manner: first, in discharge of all reasonable expenses of re-taking, holding, preserving, preparing for sale or lease, selling, leasing, and the like of the Collateral including, without limitation, fees and expenses of any receivers and attorneys, insurance premiums, tax payments and the like; secondly, to all outstanding fees and other expenses owing under the Credit Agreement or the other Loan Documents in such order as the Required Banks shall elect; thirdly, ratably to accrued interest on the Obligations; fourthly, ratably to the remaining balances of the Obligations then outstanding; lastly, to the Guarantor, any residue.

                  10. FURTHER ASSURANCES. The Guarantor shall from time to time forthwith on the Agent's reasonable request do, make and execute, and use reasonable good faith efforts to cause to be done, made and executed, such financing statements, certificates of title, landlord's and mortgagee's waivers, estoppel certificates, further assignments, documents, acts, matters and things as may be required by the Agent of or with respect to the Collateral or any part thereof or as may be required to give effect to these presents, and the Guarantor hereby constitutes and appoints the Agent as the true and lawful attorney of the undersigned irrevocably with full power of substitution to do, make, and execute all such statements, assignments, documents, acts, matters, or things with the right to use the name of the Guarantor whenever and wherever it may be reasonably deemed necessary or expedient.

                  11. DEALINGS. The Agent may grant extensions of time and other indulgences, take and give up securities, accept compositions, grant releases and discharges and otherwise deal with the Guarantor, debtors of the Guarantor, sureties and others and with the Collateral and other securities as the Agent may see fit without prejudice to the liability of the Guarantor or the Agent's right to hold and realize upon this security.

                  12.      GENERAL.

                           12.1     Governing Laws. This Agreement shall be
governed by, and construed in accordance with, the laws of the State of Georgia.

                           12.2     Non-Exclusivity of Remedies. No remedy for
the enforcement of the rights of the Agent hereunder shall be exclusive of or dependent on any other such remedy but any one or more of such remedies may from time to time be exercised independently or in combination.

                           12.3     Waiver. Each and every right granted to the
Agent under this Agreement, under any other Loan Document or allowed to the Agent by law or in equity, shall be cumulative and may be exercised from time to time by the Agent in its sole discretion. No failure on the part of the Agent to exercise, and no delay in exercising, any right shall operate as a waiver thereof, nor shall any single or partial exercise by the Agent of any right preclude any other or future exercise thereof or the exercise of any other right.

                           12.4     Counterparts. This Agreement may be executed
in two or more counterparts, each of which when fully executed shall be an original, and all of said counterparts taken together shall be deemed to constitute one and the same agreement.

                           12.5     Successors and Assigns. This Agreement shall
be binding upon and inure to the benefit of the permitted successors and assigns of the parties hereto.

                           12.6     Reimbursement. If any taxes, fees or other
costs shall be payable on account of the execution, issuance, delivery, or recording of this Agreement or any financing statements, certificates, documents or instruments executed in connection herewith, by reason of any existing or hereafter enacted federal, state, or provincial statute, the Guarantor will pay all such taxes, fees or other costs, including any applicable interest and penalty, and will indemnify and hold the Agent and the Banks harmless from and against liability in connection therewith.

                  IN WITNESS WHEREOF, the Guarantor and the Agent have executed this Agreement and affixed their respective seals thereto.

                                    AGENT:

                                    WACHOVIA BANK, N.A.,
                                    as Agent for the Banks                (SEAL)

                                    By: ________________________________________
                                        Title:

                                    Guarantor:

                                    AVONDALE MILLS GRANITEVILLE FABRICS,
                                    INC             (SEAL)

                                    By: ________________________________________
                                        Title:

                                        Attest: ________________________________
                                                Title:

                               SECURITY AGREEMENT
                                   EXHIBIT "A"

                        SCHEDULE OF COLLATERAL LOCATIONS

                   Graniteville, Aiken County, South Carolina

                               SECURITY AGREEMENT
                                   EXHIBIT "B"

          [NOTE: THE ONES IN FAVOR OF SCHLAFHORST AND DUPONT HAVE BEEN
              DELETED. ARE THERE OTHERS WHICH SHOULD BE DELETED?]

-------------------------------------------------------------------------------------------------------------
                SECURED PARTY                       JURISDICTION                        COLLATERAL
-------------------------------------------------------------------------------------------------------------
Olin Corporation                                Date Filed: 02/10/94                 Leased Equipment
                                                File Number 131059A
                                                Secretary of State, SC
-------------------------------------------------------------------------------------------------------------
Olin Corporation                                Date Filed: 12/07/93                 Leased Equipment
                                                File Number: 110634A
                                                Secretary of State, SC
-------------------------------------------------------------------------------------------------------------
BellSouth Financial Services Corporation        Secretary of State, SC
Amendment: 09/28/92, #134045A
-------------------------------------------------------------------------------------------------------------
Pitney Bowes Credit Corporation                 Date Filed: 01/29/92                 Equipment Informational
                                                File number: 92004503/               Filing
                                                             92004504
                                                Secretary of State, SC
-------------------------------------------------------------------------------------------------------------
Pitney Bowes Credit Corporation                 Date Filed: 01/25/96                 Leased Equipment
                                                File number: 122033A
                                                Secretary of State, SC
-------------------------------------------------------------------------------------------------------------
Primeco, Inc. d/b/a Prime Equipment             Date Filed: 09/13/94                 1 - Scissor Lift
                                                File number: 100644A
                                                Secretary of State, SC
-------------------------------------------------------------------------------------------------------------
Canon Financial Services, Inc.                  Date Filed: 01/12/93                 Office Equipment
                                                File number: 145328A
                                                Secretary of State, SC
-------------------------------------------------------------------------------------------------------------
Primeco, Inc. d/b/a Prime Equipment             Date Filed: 09/13/94                 1 - Scissor Lift
                                                File number: 1329
                                                Aiken County, SC
-------------------------------------------------------------------------------------------------------------
First United Leasing Corporation                Date Filed:  01/22/93                1/Panafax Facsimile
                                                File number: 014679
                                                SOS New York
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
SECURED PARTY                                       JURISDICTION                       COLLATERAL
-------------------------------------------------------------------------------------------------------------
Pitney Bowes                                    Date Filed:                          Equipment Lease
                                                File number: 960412-
                                                             131615A
                                                SOS South Carolina
-------------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT Q

              MORTGAGE AND ASSIGNMENT OF LEASES, RENTS AND PROFITS

This Instrument Prepared By
and When Recorded Return to:

Jones, Day, Reavis & Pogue
3500 One Peachtree Center
303 Peachtree Street, N.E.
Atlanta, Georgia  30308-3242
By: Christopher L. Carson

                                    MORTGAGE,

                   UNIFORM COMMERCIAL CODE SECURITY AGREEMENT,

                                       and

                     ASSIGNMENT OF LEASES, RENTS AND PROFITS

                                      among

                    AVONDALE MILLS GRANITEVILLE FABRICS, INC.

                                  as Mortgagor

                                       and

                              WACHOVIA BANK, N.A.,

                                       as

                             Agent for certain banks

         COLLATERAL IS OR INCLUDES FIXTURES.

         THIS INSTRUMENT IS ALSO TO BE INDEXED IN THE INDEX OF FINANCING STATEMENTS AS A FIXTURE FILING IN ACCORDANCE WITH THE UNIFORM COMMERCIAL CODE, INCLUDING SECTIONS 9-313 AND 9-402, AS ADOPTED IN SOUTH CAROLINA.

         THE NAMES OF THE DEBTOR AND THE SECURED PARTY, THE MAILING ADDRESS OF THE SECURED PARTY FROM WHICH INFORMATION CONCERNING THE SECURITY INTEREST MAY BE OBTAINED, THE MAILING ADDRESS OF THE DEBTOR AND A STATEMENT INDICATING THE TYPES, OR DESCRIBING THE ITEMS, OF COLLATERAL, ARE AS DESCRIBED IN SUBSection
3.7.3 HEREOF.

                                TABLE OF CONTENTS

                                                                                PAGE
                                                                                ----
ARTICLE I         DEFINITIONS...............................................    252

ARTICLE II        GRANTING CLAUSES..........................................    262

                  2.1      Granting Clause..................................    262
                  2.2      Warranty of Title................................    262
                  2.3      Defeasance.......................................    263

ARTICLE III       COVENANTS OF BORROWER.....................................    263

                  3.1      Payment of Indebtedness..........................    263
                  3.2      Taxes, Liens and Other Charges...................    263
                  3.3      Insurance........................................    264
                  3.4      Condemnation.....................................    265
                  3.5      Care of Premises.................................    265
                  3.6      Leases, Contracts, Etc...........................    266
                  3.7      Security Agreement...............................    266
                  3.8      Further Assurances; After Acquired Property......    268
                  3.9      Expenses.........................................    268
                  3.10     Subrogation......................................    269
                  3.11     Limit of Validity................................    269
                  3.12     Junior Encumbrances..............................    269

ARTICLE IV        DEFAULT AND REMEDIES......................................    269

                  4.1      Events of Default................................    269
                  4.2      Acceleration of Maturity.........................    269
                  4.3      Agent's Right to Enter and Take Possession,
                           Operate and Apply Revenues.......................    270

                  4.4      Performance by Agent of Defaults by Mortgagor....    271
                  4.5      Receiver.........................................    271
                  4.6      Enforcement......................................    271
                  4.7      Purchase by Agent or any Bank....................    272
                  4.8      Application of Proceeds of Sale..................    272
                  4.9      Mortgagor as Tenant Holding Over.................    272
                  4.10     Waiver of Appraisement, Valuation, Stay,
                           Extension and Redemption Laws....................    272
                  4.11     Leases...........................................    272
                  4.12     Discontinuance of Proceedings and Restoration
                           of the Parties...................................    273
                  4.13     Remedies Cumulative..............................    273
                  4.14     Waiver...........................................    273
                  4.15     Suits to Protect the Premises....................    274
                  4.16     Agent May File Proofs of Claim...................    274
                  4.17     Multiple Sales...................................    274

ARTICLE V         MISCELLANEOUS PROVISIONS..................................    275

                  5.1      Successors and Assigns...........................    275
                  5.2      Terminology......................................    275
                  5.3      Severability.....................................    275
                  5.4      Applicable Law...................................    275
                  5.5      Notices..........................................    275
                  5.6      Replacement of Documents.........................    276
                  5.7      Time of the Essence..............................    276
                  5.8      Counterparts.....................................    276
                  5.9      No Obligation to Marshal Assets..................    276
                  5.10     Consent of Agent.................................    276
                  5.11     Agent's Powers...................................    276
                  5.12     No Liability or Obligation on Agent..............    277

                  THIS MORTGAGE, UNIFORM COMMERCIAL CODE SECURITY AGREEMENT AND ASSIGNMENT OF LEASES, RENTS AND PROFITS, including the cover sheet and table of contents, made as of the__ day of _________, 199_ by and between AVONDALE MILLS GRANITEVILLE FABRICS, INC. ("Mortgagor"), as party of the first part; and WACHOVIA BANK, N.A., (f/k/a Wachovia Bank of Georgia, N.A.) as Agent for certain Banks (as hereafter defined), as party of the second part.

                           W I T N E S E T H T H A T:

                  WHEREAS, on April 29, 1996, Avondale Mills, Inc. ("Borrower"), Agent, The First National Bank of Chicago, as Documentation Agent, and Banks entered into a certain Amended and Restated Credit Agreement, as amended by First Amendment to Credit Agreement dated as of March 20, 1997 and Second Amendment to Credit Agreement dated of August 29, 1997 (as amended, the "Credit Agreement") regarding certain obligations of Borrower owed to Agent and Banks; and

                  WHEREAS, Mortgagor, as a wholly owned subsidiary of Borrower, entered into that certain Limited Guaranty Agreement dated of even date herewith in favor of Agent for the benefit of the Banks (the "Guaranty") to guarantee the payment when due of all principal, interest and other amounts that shall be at any time payable by Borrower under the Credit Agreement and other documents relevant to therein, subject to the limitation of liability provisions contained in the Guaranty; and

                  WHEREAS, to secure the repayment and the performance of the obligations of Mortgagor under the Guaranty, Mortgagor desires to convey, grant and assign liens, security titles, security interests and collateral assignments in certain property as hereinafter more particularly described;

                  NOW THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00), the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to secure the indebtedness hereinafter described, the parties agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

                  For the purpose of this Instrument, the following defined terms have the meanings set forth in this Article I:

                  "Agent" means Wachovia Bank, N.A., in its capacity as agent for certain Banks as described in the Credit Agreement, and its permitted successors and assigns.

                  "Bank" or "Banks" means Wachovia Bank, N.A., a national banking association, acting as Agent hereunder and each Bank and its permitted successors and assigns as defined in the Credit Agreement.

                  "Borrower" means Avondale Mills, Inc., an Alabama corporation, and its permitted successors and assigns.

                  "Credit Agreement" means the Amended and Restated Credit Agreement dated April 29, 1996, by and between Borrower, Agent, The First National Bank of Chicago, as Documentation Agent, and Banks, as amended by First Amendment to Credit Agreement dated as of March 20, 1997 and Second Amendment to Credit Agreement dated as of even date herewith, together with any and all renewals, substitutions, modifications, amendments, consolidations and extensions of the Credit Agreement.

                  "Default Condition" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

                  "Easements and Appurtenances" means and include all easements, rights-of-way, strips and gores of land, vaults, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, minerals, flowers, shrubs, crops, trees, timber and other emblements now or hereafter located on the Land or under or above the same or any part or parcel thereof, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances, reversion and reversions, remainder and remainders, whatsoever, in any way belonging, relating or appertaining to the Premises or any part thereof, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Mortgagor.

                  "Event of Default" has the meaning set forth in Section 4.1 hereof.

                  "Fixtures" means any and all items included in Plant, Equipment and Personal Property which constitute fixtures under the law of the state in which the Premises of which they constitute a part are located and any and all other items of personal property which are physically attached to Land or buildings thereon and any and all replacements and substitutions of any of the foregoing.

                  "Guaranty" means the Limited Guaranty Agreement dated ___ July, 1997 from Mortgagor to Agent for the benefit of the Banks, as amended or supplemented from time to time.

                  "Instrument" means this Mortgage, Uniform Commercial Code Security Agreement and Assignment of Leases, Rents and Profits, together with any and all renewals, substitutions, modifications, amendments, consolidations and extensions of this Instrument.

                  "Land" means those certain tracts or parcels of land located in Aiken County, South Carolina being more particularly described on Exhibit "A" attached hereto and by this reference made a part hereof.

                  "Leases and Rents" means and include all leases, subleases, tenant contracts and rental agreements pertaining to the Premises whether now or hereafter existing and including, without limitation, all income, rents, issues, profits and revenues of the Premises at any time and from time to time now or hereafter accruing (including, without limitation, all payments under leases or tenancies, proceeds of insurance (including, without limitation, business interruption insurance), condemnation payments with respect to such income, rents, issues, profits and revenues, tenant security deposits, whether held by Mortgagor or in a trust account, payments to Mortgagor in connection with any sale of any Premises to a tenant or customer pursuant to the provisions of any lease and escrow funds), and all the estate, right, title, interest, property, possession, claim and demand whatsoever at law, as well as in equity, of Mortgagor of, in and to the same whether now or hereafter existing.

                  "Mortgagor" means Avondale Mills Graniteville Fabrics, Inc., a Delaware corporation, and a wholly owned subsidiary of Borrower.

                  "Permitted Encumbrances" means those matters identified as to such Premises on Exhibit "B", attached hereto and by this reference made a part hereof and, subject to the provisions of Section 5.11 of the Credit Agreement, outstanding security interests in Plant, Equipment and Personal Property.

                  "Plant, Equipment and Personal Property" means and include all buildings, structures and improvements of every nature whatsoever now or hereafter situated on the Land now or hereafter owned by Mortgagor or in which Mortgagor now or hereafter has rights (to the extent of such rights), and all gas and electric fixtures, radiators, heaters, engines and machinery, boilers, ranges, elevators and motors, plumbing and heating fixtures, carpeting and other floor coverings, fire extinguishers and any other safety equipment required by governmental regulation or law, washers, dryers, water heaters, mirrors, mantels, air conditioning apparatus, refrigerating plants, refrigerators, cooking apparatus and appurtenances, window screens, awning and storm sashes now or hereafter owned by Mortgagor, which are or shall be attached to said buildings, structures or improvements and all other furnishings, furniture, fixtures, machinery, equipment, appliances, racks, forklifts, building supplies and materials, books and records, chattels, contract rights, and personal property (excluding any Receivables Program Assets) of every kind and nature whatsoever now or hereafter owned by Mortgagor or in which Mortgagor now or hereafter has rights (to the extent of such rights) and now or hereafter located in, on or about, or used or intended to be used with or in connection with the use, operation or enjoyment of the Premises, including all extensions, additions, improvements, betterments, after-acquired property, renewals, replacements and substitutions, or proceeds from a sale of any of the foregoing; and all the right, title and interest of Mortgagor now or hereafter in any such furnishings, furniture, fixtures, machinery, equipment, appliances and personal property subject to or covered by any prior or superior security agreement, conditional sales contract, chattel mortgage or similar lien or claim, together with the benefit of any deposits or payments now or hereafter made by Mortgagor or on behalf of Mortgagor; and all personal property constituting proceeds hereafter acquired with cash proceeds of any of the Plant, Equipment and Personal Property described hereinabove; all of which are hereby declared and shall be deemed to be fixtures (except for the purpose of the definition of "Fixtures" above), and accessions to the Land and a part of the Premises as between the parties hereto and all persons claiming by, through or under them, and which shall be deemed to be a portion of the security for the Secured Obligations; provided, that the foregoing shall not include any equipment described in Exhibit "B" to the "AMGF Security Agreement," as defined in the Credit Agreement. The location of the Plant, Equipment and Personal Property is also the location of the Land.

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                  "Premises" means and includes, collectively, the related Land, the Plant, Equipment and Personal Property, the Easements and Appurtenances and the Leases and Rents.

                  "Required Banks" has the meaning set forth in the Credit Agreement.

                  "Secured Obligations" means and includes the following collectively:

                  (a) Any and all indebtedness, obligations and liabilities of Mortgagor to Agent and/or Banks now existing pursuant to, or hereafter arising out of, or otherwise relating to the Guaranty, subject to the limitation of liability provisions contained therein.

                  (b) Any and all indebtedness, obligations and liabilities of Mortgagor to Agent and/or Banks now existing or hereafter arising, in either instance, under, by virtue of or pursuant to this Instrument.

                  (c) Any and all advances hereafter made by Agent and/or Banks at any time to protect or preserve the Premises or the lien hereof on the Premises, or for taxes, assessments, insurance premiums or other advances authorized under the terms of this Instrument (whether or not the original Mortgagor remains the owner of the Premises at the time of any of such advances).

                  "Transaction Documents" means the Credit Agreement, the Guaranty, this Instrument, the "AMGF Documents" (as defined in the Credit Agreement) and any other instrument, document or other writing executed on or after the date hereof on behalf of Mortgagor evidencing, securing or otherwise relating to any of the Secured Obligations.

                                   ARTICLE II

                                GRANTING CLAUSES

                  2.1 Granting Clause. In order to secure the full and prompt payment when due, whether by acceleration or otherwise, and full and prompt performance, of the Secured Obligations in such order of priority as Agent may elect, Mortgagor hereby does grant, bargain, sell, alien, remise, release, assign, convey, transfer, mortgage, hypothecate, pledge, deliver, set over, warrant and confirm into Agent, for the benefit of the Banks and their successors or assigns, all right, title and interest of Mortgagor in and to the Land, together with the Plant, Equipment and Personal Property, the Easements and Appurtenances, and the Leases and Rents pertaining to the Land, to have and hold forever.

                  2.2 Warranty of Title. Mortgagor does warrant and will forever defend the title to the Premises against the claims of all persons whomsoever, except as to the Permitted Encumbrances. Mortgagor represents and warrants that it is lawfully seized of the Land in fee simple absolute, that Mortgagor has good right and is lawfully authorized to sell, convey or encumber the Premises and that the Premises are free and clear of all encumbrances except liens for real property taxes not yet due and payable and Permitted Encumbrances.

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                  2.3      Defeasance. Should the Secured Obligations secured by
this Instrument be paid and satisfied or otherwise released according to the tenor and effect thereof when the same shall become due and payable and the obligations of the Banks under the Credit Agreement be terminated in writing, then this Instrument and the conveyance effected and the liens and security interests granted hereby shall be released and terminated and shall be cancelled and surrendered. Upon payment and satisfaction of the Secured Obligations in full and the termination of the obligations of the Banks and the Agent under the Credit Agreement, Agent shall execute, in recordable form, and deliver to Mortgagor such instruments as are required to release and terminate of record this Instrument.

                                   ARTICLE III

                              COVENANTS OF BORROWER

                  3.1 Payment of Indebtedness. Mortgagor will pay the Secured Obligations according to the tenor thereof and all other sums now or hereafter secured hereby promptly as the same shall become due.

                  3.2      Taxes, Liens and Other Charges.

                           3.2.1    In the event of the passage of any state,
federal, municipal or other governmental law, order, rule or regulation, subsequent to the date hereof, in any manner changing or modifying the laws now in force governing the taxation of debts secured by mortgages, (not including tax on interest or fee income associated with such debt) or the manner of collecting taxes so as to adversely affect Agent or the Banks, Mortgagor will, subject to Subsection 3.2.5, promptly pay any such additional tax.

                           3.2.2    Mortgagor will, subject to Subsection 3.2.5,
pay, before the same become delinquent, all taxes, liens, assessments and charges of every character including all utility charges, whether public or private, already levied or assessed or that may hereafter be levied or assessed upon or against the Premises; and upon demand will furnish Agent receipted bills evidencing such payment.

                           3.3.3    Mortgagor will not, subject to Subsection
3.2.5, suffer any mechanic's, materialman's, laborer's, statutory or other lien to be created and to remain outstanding upon all or any part of the Premises, except for inchoate liens securing obligations not for borrowed money which are not yet due and payable and except for the Permitted Encumbrances.

                           3.3.4    Mortgagor, to the full extent permitted by
applicable law, shall, subject to Subsection 3.2.5, indemnify and hold Agent and Banks harmless from, or shall reimburse Agent and Banks for, any and all intangible tax, documentary stamp tax, mortgage tax, note tax or other like or similar tax (excluding income, franchise or capital taxes imposed on the income of Agent or Banks) imposed with respect to this Instrument or under any power of sale herein granted, any of the other Transaction Documents, or the Secured Obligations, and from any interest, charges or penalties assessed with respect thereto.

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                           3.3.5    The Mortgagor shall have the right to
contest by appropriate proceedings any taxes, liens, assessments or other charges described in Subsections 3.2.1 through 3.2.4, inclusive, provided that it has established adequate reserves therefor.

                  3.3      Insurance.

                           3.3.1    So long as any portion of the Secured
Obligations remains unpaid, Mortgagor, at its expense, shall procure and maintain for the benefit of Agent and Banks, insurance policies issued by such insurance companies, and in such amounts as are required by Section 5.17 of the Credit Agreement. All insurance required by this Subsection 3.3.1 which protect against physical damage to the Plant, Equipment and Personal Property shall contain a standard mortgagee clause (without contribution) in favor of Agent and Banks, shall not be terminable without thirty (30) days' prior written notice to Agent, and shall be evidenced by original policies or certified copies of policies deposited with Agent, to be held by Agent until the Secured Obligations shall have been fully paid and discharged. All other insurance policies, such as general liability policies, required by the terms of this Instrument shall be evidenced by certificates delivered to Agent and in case of cancellation, shall provide for thirty (30) days' prior written notice to Agent.

                           3.3.2    Following the occurrence and during the
continuance of an Event of Default, Agent is hereby authorized and empowered, at its option, to adjust or compromise any loss under any insurance policies maintained pursuant to this Section 3.3, and to collect and receive the proceeds from any such policy or policies, and each insurance company is hereby authorized and directed to make payment for all such losses directly to Agent, for the ratable benefit of the Banks, instead of to Mortgagor and Agent jointly. In the event any insurance company fails to disburse directly and solely to Agent but disburses instead either solely to Mortgagor or to Mortgagor and Agent jointly, Mortgagor agrees immediately to endorse and transfer such proceeds to Agent. Upon the failure of Mortgagor to endorse and transfer such proceeds as aforesaid, Agent may execute such endorsements or transfers for and in the name of Mortgagor and Mortgagor hereby irrevocably appoints Agent as Mortgagor's agent and attorney-in-fact so to do. After deducting from said insurance proceeds all of its expenses incurred in the collection and administration of such sums, including attorneys' fees, Agent may apply the net proceeds or any part thereof, at its option, (i) to the payment of the Secured Obligations, whether or not due and in whatever order the Required Banks elect, (ii) to the repair and/or restoration of the Premises or (iii) for any other purposes or objects for which Agent is entitled to advance funds under this Instrument; all without affecting the lien of this Instrument. Agent shall not be held responsible for any failure to collect any insurance proceeds due under the terms of any policy regardless of the cause of such failure absent gross negligence or willful misconduct. Reference is made to Subsection 3.5.3.

                           3.3.3    Not less than thirty (30) days prior to the
expiration date of each policy maintained pursuant to this Section 3.3, evidence of a renewal or replacement thereof satisfactory to Agent shall be delivered to Agent. At the request of Agent, Mortgagor shall deliver to Agent receipts evidencing the payment for all such insurance policies and renewals or replacements. In the event of the foreclosure of this Instrument or any other transfer of title to any of the Premises in extinguishment, in whole or in part, of the Secured Obligations, all right,

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title and interest of Mortgagor in and to all insurance policies then in force with respect to such Premises shall pass to the purchaser or grantee.

                           3.3.4    Any provision of this Instrument to the
contrary notwithstanding, this Section 3.3 and Section 3.4 and the rights and obligations of Mortgagor and Agent hereunder with respect to insurance and condemnation are in all respects subject to and subordinate to any security agreements, mortgages, deeds of trust or deeds to secure debt prior or superior to this Instrument and the rights of the lessors thereunder or parties secured thereby relating to the collection and disposition of insurance and condemnation proceeds.

                  3.4 Condemnation. Following the occurrence and during the continuance of an Event of Default, if all or any material portion of the Premises shall be damaged or taken through condemnation (the term "condemnation" when used in this Instrument shall include any damage or taking by any governmental or quasi-governmental authority and any transfer by private sale in lieu thereof), either temporarily or permanently, then the Secured Obligations shall, at the option of the Required Banks, become immediately due and payable, and Agent, for the ratable benefit of the Banks, shall be entitled to receive all compensation, awards and other payments or relief thereof. In such event, Agent is hereby authorized, at its option, to commence, appear in and prosecute, in its own or in Mortgagor's name, any action or proceeding relating to any condemnation, and to settle or compromise any claim in connection therewith, and all such compensation, awards, damages, claims, rights of action and proceeds and the right thereto are hereby assigned by Mortgagor to Agent, for the ratable benefit of the Banks. After deducting from said condemnation proceeds all of its expenses incurred in the collection and administration of such sums, including attorney's fees, Agent may apply the net proceeds or any part thereof, at the option of the Required Banks, (a) to the payment of the Secured Obligations, whether or not due and in whatever order the Required Banks elect, (b) to the repair and/or restoration of the Premises, or (c) for any other purposes or objects for which Agent is entitled to advance funds under this Instrument, all without affecting the lien of this Instrument; and any balance of such moneys then remaining shall be paid to Mortgagor. Mortgagor agrees to execute such further assignment of any compensation, awards, damages, claims, rights of action and proceeds as Agent may require. If, prior to the receipt by Agent of such award or proceeds, the Premises shall have been sold on foreclosure of this Instrument, Agent, for the ratable benefit of the Bank, shall have the right to receive such award or proceeds to the extent of any unpaid Secured Obligations following such sale, with interest thereon at the "Default Rate" (as defined in the Credit Agreement), whether or not a deficiency judgment on this Instrument shall have been sought or recovered, and to the extent of reasonable actual counsel fees, costs and disbursements incurred by Agent in connection with the collection of such award or proceeds. Reference is made to Subsections 3.3.4 and 3.5.3.

                  3.5      Care of Premises.

                           3.5.1    Mortgagor will keep the buildings, parking
areas, roads and walkways, recreational facilities, landscaping and all other improvements of any kind now or hereafter erected on the Land or any part thereof in good condition and repair, and in substantial compliance with all applicable laws, except to the extent failure would not have a material adverse effect on the usefulness or value of the Premises, and will not commit or suffer any

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waste and will not do or suffer to be done anything (other than that which is inherent in the ordinary course of Mortgagor's business operations) which will unreasonably increase the risk of fire or other hazard to the Premises or any part thereof.

                           3.5.2    Mortgagor will not remove or demolish nor
materially alter the structural character of any improvement located on the Land without the written consent of the Agent (at the direction of the Required Banks) except to the extent failure would not have a material adverse effect on the usefulness or value of the Premises.

                           3.5.3    If the Premises or any part thereof is
materially damaged by fire or any other cause, or any material portion thereof is taken by condemnation, Mortgagor will give immediate written notice thereof to Agent. Mortgagor shall either (i) repair or restore such property to the extent reasonably practical, and may use the proceeds of any insurance or condemnation award for such purpose, with any amounts thereof not so used to be paid to the Agent for application to the Secured Obligations, or (ii) treat such event as a sale of assets for purposes of Sections 2.08(b) and 5.14 of the Credit Agreement. The provisions of this Subsection 3.5.3 are subject to the provisions of Subsection 3.3.2 (as to insurance) and Section 3.4 (as to condemnation) upon the occurrence and during the continuance of an Event of Default.

                  3.6      Leases, Contracts, Etc.

                           3.6.1    As additional collateral and further
security for the Secured Obligations, Mortgagor does hereby assign as a present and absolute assignment (to the extent assignable pursuant to the terms thereof) to Agent, for the benefit of Banks, all of Mortgagor's right, title and interest now existing or hereafter arising in and to any and all Leases and Rents, franchise agreements, management contracts, construction contracts, and other contracts (not included in the definition of Leases and Rents), licenses and permits now or hereafter affecting the Premises, or any part thereof, (reserving only to Mortgagor the right to collect currently due and payable income, rents, issues, profits, charges and revenues from the Premises until such time, if any, as an Event of Default shall exist and be continuing). The foregoing is intended to be a present and absolute assignment and not merely the passing of a security interest. Mortgagor agrees to execute and deliver to Agent, such additional instruments, in form and substance reasonably satisfactory to Agent, as may hereafter be reasonably requested by Agent further to evidence and confirm said assignment; provided, however, that acceptance of any such assignment shall not be construed as a consent by Agent to any lease, tenant contract, rental agreement, franchise agreement, management contract, construction contract, or other contract, license or permit, or to impose upon Agent, any obligation with respect thereto.

                           3.6.2    Mortgagor shall furnish to Agent, within
twenty (20) days after a receipt of a request by Agent to do so, such information as Agent or any Bank from time to time may reasonably request concerning the leases, tenant contracts and rental agreements.

                  3.7      Security Agreement.

                           3.7.1    Parts of the Premises are, or are to Become,
Fixtures on the Land. Insofar as the Plant, Equipment and Personal Property and the Leases and Rents are concerned,

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this Instrument is hereby made and declared to be a security agreement, and a security interest is hereby granted by Mortgagor to Agent, for the ratable benefit of Banks, encumbering each and every item of Plant, Equipment and Personal Property and of Leases and Rents in compliance with the provisions of the Uniform Commercial Code. A financing statement or statements reciting this Instrument to be a security agreement, affecting all of said personal property aforementioned, shall be executed by Mortgagor and Agent and appropriately filed. The remedies for any violation of the covenants, terms and conditions of the security agreement herein contained shall be (i) as prescribed herein, or
(ii) as prescribed by general law, or (iii) as prescribed by the specific statutory consequences now or hereafter enacted and specified in the Uniform Commercial Code, all at Agent's sole election. Mortgagor and Agent agree that the filing of such financing statement(s) in the records normally having to do with personal property shall never be construed as in anywise derogating from or impairing this declaration and hereby stated intention of Mortgagor and Agent that everything used in connection with the production of income from the Premises and/or adapted for use therein and which is described or reflected in this Instrument as part of the Plant, Equipment or Personal Property, is, and at all times and for all purposes and in all proceedings both legal or equitable shall be, regarded as part of the real estate irrespective of whether (a) any such item is physically attached to the improvements, (b) serial numbers are used for the better identification of certain items capable of being thus identified in a recital contained herein, or (c) any such item is referred to or reflected in any such financing statement(s) so filed at any time. Similarly, the mention in any such financing statement(s) of the rights in and to (aa) the proceeds of any fire and/or hazard insurance policy, or (bb) any award in eminent domain proceedings for a taking or for loss of value, or (cc) Mortgagor's interest as lessor in any present or future lease or rights to income growing out of the use and/or occupancy of the Premises, whether pursuant to lease or otherwise, shall never be construed as in anywise altering any of the rights of Agent, Banks or Mortgagor as determined by this instrument or impugning the priority of Agent's lien granted hereby or by any other recorded document, but such mention in such financing statement(s) is declared to be for the protection of Agent and Banks in the event any court shall at any time hold with respect to the foregoing (aa), (bb) or (cc), that notice of Agent's priority of interest to be effective against a particular class of persons, must be filed in the Uniform Commercial Code records.

                           3.7.2    Mortgagor warrants that (i) Mortgagor's
(that is, "Debtor's") name, identity or corporate structure and residence or principal place of business are as set forth in Subsection 3.7.3 hereof; (ii) Mortgagor (that is, "Debtor") has been using or operating under said name, identity or corporate structure without change for the time period set forth in Subsection 3.7.3 hereof; (iii) that Mortgagor is duly qualified to do business in each state in which the Land is located; and (iv) the location of the Plant, Equipment and Personal Property is upon the Land, except as permitted in the Security Agreement. Mortgagor covenants and agrees that: (i) Mortgagor will furnish Agent with notice of any change in the matters addressed by clauses (i) or (iii) of this Subsection 3.7.2 within thirty (30) days of the effective date of any such change; (ii) Mortgagor will promptly execute any financing statements or other instruments deemed necessary by Agent to prevent any filed financing statement from becoming misleading or losing its perfected status; and
(iii) and that Mortgagor will remain qualified to do business in each state in which the Land is located.

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                           3.7.3    Upon execution by Agent (where local
practice requires the same), this Instrument shall constitute a financing statement filed as a fixture filing under the Uniform Commercial Code in the real estate records of the county or city in which the Premises is located with respect to all fixtures which are a part of the Premises and with respect to any goods or other personal property that may now be or hereafter become a fixture. The information contained in this Subsection 3.7.3 is provided in order that this Instrument shall comply with the requirements of the Uniform Commercial Code for instruments to be filed as financing statements, to perfect the security interests with respect to fixtures. The names of the "Debtor" and the "Secured Party", the identity or corporate structure and residence or principal place of business of "Debtor", and the time period for which "Debtor" has been using or operating under said name and identity or corporate structure without change, are as set forth in Exhibit "C", attached hereto and by this reference made a part hereof; the mailing address of the "Secured Party" from which information concerning the security interest may be obtained, and the mailing address of Mortgagor (that is, "Debtor"), are as set forth in Section 5.5 of this Instrument; and a statement indicating the types, or describing the items, of collateral is set forth hereinabove.

                           3.7.4    Conflict with Security Agreement. To the
extent any of the provisions of this Instrument pertaining to Plant, Equipment and Personal Property are in conflict with any provisions of the Security Agreement, the conflicting provisions of the Security Agreement shall govern and control over the conflicting provisions of this Instrument.

                  3.8 Further Assurances; After Acquired Property. At any time, and from time to time, upon reasonable request by Agent, Mortgagor will make, execute and deliver or cause to be made, executed and delivered, to Agent and, where appropriate, cause to be recorded and/or filed and from time to time thereafter to be re-recorded and/or refiled at such time and in such offices and places as shall be deemed desirable by Agent, any and all such other and further mortgages, deeds of trust, security agreements, financing statements, continuation statements, instruments of further assurance, certificates and other documents as may, in the opinion of Agent reasonably exercised, be necessary or desirable in order to effectuate, complete, or perfect, or to continue and preserve (a) the obligation of Mortgagor under the Secured Obligations and under this Instrument and (b) the lien and security interests granted by this Instrument as a first and prior lien (except for the Permitted Encumbrances) upon and in and to all of the Premises, whether now owned or hereafter acquired by Mortgagor, as well as any certificates, petitions or other instruments reasonably requested by the Agent for allocation of stamp, intangible, recording or similar tax liability relating to the filing of this Instrument for record as to multiple Premises. Upon any failure by Mortgagor so to do, Agent may make, execute, record, file, re-record and/or refile any and all such mortgages, security agreements, deeds of trust, financing statements, continuation statements, instruments, certificates and documents for and in the name of Mortgagor and Mortgagor hereby irrevocably appoints Agent the agent and attorney-in-fact of Mortgagor so to do. The lien of this Instrument and the security interest created hereby will automatically attach, without further act, to after-acquired personal property attached to, or located on, the Land and/or used in connection with the operation of the Premises or any part thereof.

                  3.9 Expenses. Mortgagor will pay or reimburse Agent and Banks, upon demand therefor, for all reasonable actual attorneys' fees, costs and expenses incurred by Agent

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or any Bank in any suit, action, legal proceeding or dispute of any kind in which Agent and/or Banks are made a party or appear as party plaintiff or defendant, affecting the Secured Obligations secured hereby, this Instrument or the interest created herein, or the Premises, including, but not limited to, the exercise of the power of sale contained in this Instrument or the foreclosure of this Instrument, any condemnation action involving the Premises or any action to protect the security hereof; and any such amounts paid by Agent or any Bank shall be included in the Secured Obligations secured by the lien of this Instrument. Notwithstanding the foregoing, neither Agent nor any Bank shall be entitled to recover any such expenses in any such suit by Agent or such Bank against Mortgagor if such suit results in a judicial determination in favor of Mortgagor with respect to the subject matter thereof or results in a determination of liability against Agent or such Bank based on an act of gross negligence or willful misconduct.

                  3.10 Subrogation. Agent shall be subrogated to all right, title, equity liens and claims of all persons, firms or corporations to whom Mortgagor has paid or pays, or to whom monies are paid, from the proceeds of the Secured Obligations in the settlement of claims, liens or charges or for the benefit of Mortgagor.

                  3.11 Limit of Validity. If from any circumstances whatsoever fulfillment of any provision of this Instrument, the Guaranty or any of the other Transaction Documents (as defined in the Credit Agreement) at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then ipso facto the obligation to be fulfilled shall be reduced to the limit of such validity, so that in no event shall any exaction be possible under this Instrument that is in excess of the current limit of such validity, but such obligation shall be fulfilled to the limit of such validity.

                  3.12 Junior Encumbrances. Mortgagor shall not further mortgage, encumber or pledge all or any part of the Premises or of Mortgagor's interest in the Premises or any part thereof, except for Permitted Encumbrances.

                                   ARTICLE IV

                              DEFAULT AND REMEDIES

                  4.1 Events of Default. The terms "Default", "Event of Default" or "Events of Default", wherever used in this Instrument, mean the failure of the Mortgagor to pay upon demand in accordance with the terms of the Guaranty the Guaranteed Obligations (as defined in the Guaranty).

                  4.2 Acceleration of Maturity. If an Event of Default shall have occurred and be continuing and shall not have been expressly waived in writing by Agent, then the Secured Obligations secured hereby shall, by written notice as provided in the Credit Agreement, immediately become due and payable without further notice or demand, time being of the essence of this Instrument and the rate of interest with respect thereto shall be as provided in
Section 2.05 of the Credit Agreement; and no omission on the part of Agent to exercise such option when entitled to do so shall be construed as a waiver of such right.

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                  4.3      Agent's Right to Enter and Take Possession, Operate
and Apply Revenues.

                           4.3.1    If an Event of Default shall have occurred
and be continuing and shall not have been expressly waived in writing by Agent, then, subject to the provisions of Section 5.16, Mortgagor, upon demand of Agent, shall forthwith surrender to Agent the actual possession of the Premises and if, and to the extent, permitted by law, Agent itself, or by such officers or agents as it may appoint, may enter and take possession of all the Premises without the appointment of a receiver, or an application therefor, and may exclude Mortgagor and its agents and employees wholly therefrom, and may have access to the books, papers and accounts of Mortgagor. Mortgagor waives the posting of any bond in the event Agent elects to take possession.

                           4.3.2    If Mortgagor shall for any reason fail to
surrender or deliver the Premises or any part thereof after such demand by Agent, Agent may obtain a judgment or decree conferring upon Agent the right to immediate possession or requiring Mortgagor to deliver immediate possession of the Premises to Agent, to the entry of which judgment or decree Mortgagor hereby specifically consents. Mortgagor will pay to Agent, upon demand, all reasonable actual expenses of obtaining such judgment or decree, including reasonable actual compensation to Agent, its attorneys and agents; and all such expenses and compensation shall, until paid, be secured by the lien of this Instrument.

                           4.3.3    Upon every such entering upon or taking of
possession, Agent may hold, store, use, operate, manage and control the Premises and conduct the business thereof, and, from time to time (i) make all necessary and proper maintenance, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon and purchase or otherwise acquire additional fixtures, personalty and other property; (ii) insure or keep the Premises insured; (iii) manage and operate the Premises and exercise all the rights and powers of Mortgagor to the same extent as Mortgagor could in its own name or otherwise with respect to the same; and (iv) enter into any and all agreements with respect to the exercise by others of any of the powers herein granted Agent, all as Agent from time to time may determine to be in its best interest. Agent may collect and receive all the rents, issues, profits and revenues from the Premises, including those past due as well as those accruing thereafter, and, after deducting (aa) all reasonable actual expenses of taking, holding, managing and operating the Premises (including reasonable actual compensation for the services of all persons employed for such purposes); (bb) the cost of all such maintenance, repairs, renewals, replacements, additions, betterments, improvements, purchases and acquisitions; (cc) the cost of such insurance; (dd) such taxes, assessments and other similar charges as Agent may at its option pay; (ee) other proper charges upon the Premises or any part thereof; and (ff) the reasonable actual compensation, expenses and disbursements of the attorneys and agents of Agent, Agent shall apply the remainder of the moneys and proceeds so received by Agent, first to the payment of accrued interest; second, to the payment and satisfaction of the Secured Obligations currently due (whether by acceleration or otherwise); and third, to the Mortgagor.

                           4.3.4    Whenever all that is due (whether by
acceleration or otherwise) upon such Secured Obligations and under any of the terms, covenants, conditions and agreements of this Instrument, shall have been paid and all Events of Default made good, Agent

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

shall surrender possession of the Premises to Mortgagor, its successors or assigns. The same right of taking possession, however, shall exist if any subsequent Event of Default shall occur.

                  4.4 Performance by Agent of Defaults by Mortgagor. If Mortgagor shall default in the payment, performance or observance of any term, covenant or condition of this Instrument, Agent may, at its option and after using best efforts to notify Mortgagor, pay, perform or observe the same, and all payments made or costs or expenses incurred by Agent in connection therewith, shall be secured hereby and shall be, without demand, immediately repaid by Mortgagor to Agent with interest thereon at a rate per annum equal to the "Default Rate" (as defined in the Credit Agreement) calculated on the basis set forth in the Credit Agreement. Agent shall be the sole judge of the necessity for any such actions and of the amounts to be paid, but shall exercise such judgment reasonably and in good faith. Agent is hereby empowered to enter and to authorize others to enter upon the Premises or any part thereof for the purpose of performing or observing any such defaulted term, covenant or condition without thereby becoming liable to Mortgagor or any person in possession holding under Mortgagor except for gross negligence or willful misconduct.

                  4.5 Receiver. If an Event of Default shall have occurred and be continuing and shall not have been expressly waived by Agent, then, Agent may apply to a court of competent jurisdiction pursuant to S.C. Code Ann. 15-65-10, et seq., as amended from time to time for the appointment of a receiver to take possession of and to operate the Premises and to collect and apply the rents, issues, profits and revenues thereof. Agent agrees to notify Mortgagor of its application for the appointment of a receiver at least four (4) days prior to such appointment, unless the court to which such application is made prescribes a shorter time. The receiver shall have all of the rights and powers permitted under the laws of the state wherein the Land is situated. Mortgagor will pay to Agent upon demand all expenses, including receiver's fees, reasonable actual attorneys' fees, costs and agent's compensation, incurred pursuant to the provisions of this Section 4.5; and all such reasonable actual expenses shall be secured by this Instrument.

                  4.6 Enforcement. If an Event of Default shall have occurred and be continuing and shall not have been expressly waived by Agent, concerning enforcement by judicial foreclosure or exercise of private power of sale, Agent, at its option, may (a) commence proceedings to collect sums due hereunder, foreclose this Instrument and sell the real property portion of the
Premises: At the foreclosure, Agent or any Bank shall be entitled to bid and to purchase the real property portion of the Premises and shall be entitled to apply the Secured Obligations, or any portion thereof, in payment for the real property portion of the Premises; (b) collect and receive all the rents, issues, profits and revenues from the Premises, including those past due as well as those accruing thereafter; (c) with respect to the personalty that is located on the Premises, exercise all rights, remedies and powers available to secured parties under the Uniform Commercial Code in force in the State of South Carolina; and (d) exercise any other rights or remedies provided in this Instrument or by law, all of which rights and remedies may be exercised by Agent independently, simultaneously or consecutively in any order without being deemed to have waived any right or remedy previously or not yet exercised. Mortgagor agrees that, to the extent permitted by law, legal process in connection with the foreclosure of the debt secured hereby may be made by written notice to Agent pursuant to Section 5.5. To the extent

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

permitted by law, such process shall be deemed to be personally served on Mortgagor as of the date of actual receipt thereof by the U.S. Mail. Such method of service of process shall be in addition to all other methods permitted by law. Agent may, in addition to and not in abrogation of the rights covered under this Section 4.6, either with or without entry or taking possession as herein provided or otherwise, proceed by a suit or suits in law or in equity or by any other appropriate proceeding or remedy granted or conferred by applicable statutes (i) to enforce payment of the Secured Obligations or the performance of any term, covenant, condition or agreement of this Instrument or any other right, and (ii) to pursue any other remedy available to it, all as Agent shall determine most effectual for such purposes.

                  4.7 Purchase by Agent or any Bank. Upon any foreclosure sale, either judicially or by private power of sale, Agent, for the benefit of the Banks ratably, or, to the extent permitted by applicable law, any Bank may bid for and purchase the Premises and shall be entitled to apply all or any part of the Secured Obligations as a credit to the purchase price.

                  4.8 Application of Proceeds of Sale. Except as in hereinabove expressly set forth, in the event of a foreclosure sale of the Premises, either judicially or by private power of sale, the proceeds of said sale shall be applied, unless applicable statutes shall specify otherwise, first, to the expenses of such sale and of all proceedings in connection therewith and the reasonable actual expenses of foreclosing this Instrument, including reasonable actual attorneys' fees, then to payment of the Secured Obligations in such order as the Required Banks shall elect, and finally the remainder, if any, shall be paid as required by law, or in the absence of any provision therefor in the law, shall be paid to the parties entitled thereto; provided, however that as to such remainder, Agent shall not be bound by any inheritance, devise, conveyance, assignment or lien of or upon Mortgagor's equity, without actual notice thereof prior to distribution.

                  4.9 Mortgagor as Tenant Holding Over. In the event of any such foreclosure sale by Agent, Mortgagor shall be deemed a tenant holding over and shall forthwith deliver possession to the purchaser or purchasers at such sale or be summarily dispossessed according to provisions of law applicable to tenants holding over.

                  4.10 Waiver of Appraisement, Valuation, Stay, Extension and Redemption Laws. Mortgagor agrees to the full extent permitted by law, that in case of a Default on the part of Mortgagor hereunder, neither Mortgagor nor anyone claiming through or under it shall or will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension, homestead, exemption, redemption or moratorium laws, statutory or otherwise now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Instrument, or the absolute sale of the Premises, or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereat, and Mortgagor, for itself and all who may at any time claim through or under it, hereby waives to the full extent that it may lawfully so do, the benefit of all such laws, and any and all right to have the assets comprised in the security intended to be created hereby marshalled upon any foreclosure of the lien hereof.

                  4.11 Leases. Agent, at its option, is authorized to foreclose this Instrument subject to the rights of any tenants of the Premises, and the failure to make any such tenants

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

parties to any such foreclosure proceedings and to foreclose their rights will not be, nor be asserted to be by Mortgagor, a defense to any proceedings instituted by Agent to collect the Secured Obligations secured hereby.

                  4.12 Discontinuance of Proceedings and Restoration of the Parties. In case Agent shall have proceeded to enforce any right, power or remedy under this Instrument by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, then and in every such case Mortgagor and Agent shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Agent shall continue as if no such proceeding had been taken.

                  4.13 Remedies Cumulative. No right, power or remedy conferred upon or reserved to Agent by this Instrument is intended to be exclusive of any other right, power or remedy or exclusive of any other right, power or remedy conferred by statute, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or now or hereafter existing at law or in equity or by statute.

                  4.14     Waiver.

                           4.14.1   No delay or omission of Agent to exercise
any right, power or remedy accruing upon any default or Event of Default shall exhaust or impair any such right, power or remedy or shall be construed to be a waiver of any such default, or acquiescence therein; and every right, power and remedy given by this Instrument to Agent may be exercised from time to time and as often as may be deemed expedient by Agent. No consent or waiver, expressed or implied, by Agent or Banks to or of any breach or default by Mortgagor in the performance of the obligations hereunder or any Event of Default shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance of the same or any other obligations of Mortgagor hereunder or any Event of Default. Failure on the part of Agent or Banks to complain of any act or failure to act or to declare an Event of Default, irrespective of how long such failure continues, shall not constitute a waiver by Agent or Banks of their rights hereunder or impair any rights, powers or remedies consequent on any breach or default by Mortgagor. Agent or Banks may, at any time, or from time to time, renew or extend this Instrument, or alter or modify the same in any way, or waive any of the terms, covenants or conditions hereof in whole or in part, and may release any portion of the Premises or any other security, and grant such extensions and indulgences in relation to the Secured Obligations as Agent may determine without the consent of any junior lienor or encumbrancer and without any obligation to give notice of any kind thereto and without in any manner affecting the priority of the lien hereof on any part of the Premises.

                           4.14.2   If Agent or Banks, as applicable, (i) grant
forbearance or an extension of time for the payment or satisfaction of the Secured Obligations; (ii) take other or additional security for the payment of the Secured Obligations; (iii) waive or do not exercise any right granted herein or in any of the Secured Obligations; (iv) release any part of the Premises from the lien of this Instrument or otherwise changes any of the terms, covenants, conditions or agreements of any of the Secured Obligations; (v) consent to the filing of any map, plat or replat

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

affecting the Premises; (vi) consent to the granting of any easement or other right affecting the Premises; or (vii) make or consent to any agreement subordinating the lien hereof, any such act or omission shall not release, discharge, modify, change or affect the original liability under any of the Secured Obligations or any other obligation of Mortgagor or any subsequent purchaser of the Premises or any part thereof, or any maker, co-signer, endorser, surety or guarantor; nor shall any such act or omission preclude Agent from exercising any right, power or privilege herein granted or intended to be granted in the event of any default then made or of any subsequent default; nor, except as otherwise expressly provided in an instrument or instruments executed by Agent (and the Banks, if required) shall the lien of this Instrument be altered thereby. In the event of the sale or transfer by operation of law or otherwise of all or any part of the Premises, Agent, without notice, is hereby authorized and empowered to deal with any such vendee or transferee with reference to the Premises or the Secured Obligations, or with reference to any of the terms, covenants, conditions or agreements hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any liabilities, obligations or undertakings.

                  4.15 Suits to Protect the Premises. Agent shall have power to institute and maintain such suits and proceedings as it may reasonably deem expedient (a) to prevent any impairment of the Premises by any acts which may be unlawful or any violation of this Instrument, (b) to preserve or protect its interest, in the Premises and in the rents, issues, profits and revenues arising therefrom, and (c) to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that Agent, in its reasonable judgment, believes to be unconstitutional or otherwise invalid, if, and only to the extent, the enforcement of or compliance with such enactment, rule or order would impair the security hereunder or be prejudicial to the interest of Agent, hereunder or under the other Transaction Documents.

                  4.16 Agent May File Proofs of Claim. In the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceedings affecting Mortgagor, its creditors or its property, Agent, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of Agent allowed in such proceedings for the entire amount due and payable by Mortgagor under this Instrument at the date of the institution of such proceedings and for any additional amount which may become due and payable by Mortgagor hereunder after such date.

                  4.17 Multiple Sales. To the extent permitted by law, in any judicial proceedings to foreclose this Instrument or nonjudicial exercise of power of sale or any other private or public sale, the Premises, at the option of Agent, may be sold in whole or in part and in the event of such multiple sales, the Secured Obligations shall not be merged into any foreclosure sale or foreclosure judgment so long as there shall remain outstanding any amount secured by this Instrument. Such a foreclosure judgment in any state in which the Land is located shall not operate, in and of itself, as a release of the other property hereby secured or a waiver of Agent's right to elect any other remedy available to it hereunder.

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

                                    ARTICLE V

                            MISCELLANEOUS PROVISIONS

                  5.1 Successors and Assigns. This Instrument shall inure to the benefit of and be binding upon Mortgagor and Agent or their respective legal representatives, permitted successors and assigns. Whenever a reference is made in this Instrument to Mortgagor or Agent such reference shall be deemed to include a reference to the legal representatives, permitted successors and assigns of Mortgagor or Agent.

                  5.2 Terminology. All personal pronouns used in this Instrument whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and vice versa. Titles and Articles are for convenience only and neither limit nor amplify the provisions of this Instrument itself, and all references herein to Articles, Sections or Subsections shall refer to the corresponding Articles, Sections or Subsections of this Instrument unless specific reference is made to such Articles, Sections or Subsections of another document or instrument.

                  5.3 Severability. If any provision of this Instrument or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Instrument and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

                  5.4 Applicable Law. This Instrument and the obligations created and secured hereby shall be interpreted, construed and enforced according to the laws of the State of Georgia; except that, only for purposes of determining (i) matters pertaining to real property, including the sufficiency of the conveyance, warranties of title, perfection and the effect of non-perfection and the foreclosure proceedings and remedies available to Agent, and (ii) perfection and the effect of non-perfection of personal property, the provisions of the Instrument shall be construed in accordance with the law of the state of South Carolina.

                  5.5 Notices. All notices, requests and demands to or upon the respective parties hereto, and all responses thereto, shall be in writing and shall be deemed to have been properly given or served when personally delivered or deposited in the mail, certified mail, return receipt requested, postage prepaid, or delivered to a nationally recognized overnight courier service, with all delivery charges paid or provided for, addressed to the addresses set forth below. All notices, requests and demands, and all responses thereto, shall be effective upon receipt thereof. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice, demand or request sent. By giving at least 30 days written notice hereof, Mortgagor or Agent shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses and each shall have the right to specify as its address any other address within the continental United States of America. For the purpose of this Agreement, the following addresses apply:

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

                  Mortgagor:

                                    Avondale Mills Graniteville Fabrics, Inc.
                                    506 South Broad Street
                                    Monroe, Georgia  30655
                                    Attn: Chairman and Chief Executive Officer

                  Agent:

                                    Wachovia Bank, N.A.
                                    191 Peachtree Street
                                    Atlanta, Georgia  30303-1757
                                    Attention: Commercial Group - GA212

                  5.6 Replacement of Documents. Upon receipt of evidence reasonably satisfactory to Mortgagor or Agent of the loss, theft, destruction or mutilation of any of the Transaction Documents and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory to Mortgagor or Agent or, in the case of any such mutilation, upon surrender and cancellation of the appropriate document, the other party or parties will execute and deliver, in lieu thereof, a replacement document or instrument supplied by Mortgagor or Agent, identical in form and substance and dated as of the date of the document being replaced and upon such execution and delivery of such replacement document all references in this Instrument to the document being replaced shall be deemed to refer to such replacement document.

                  5.7 Time of the Essence. Time is of the essence with respect to each and every covenant, agreement and obligation of Mortgagor under each of the Transaction Documents and any and all other instruments now or hereafter evidencing, securing or otherwise relating to the Secured Obligations.

                  5.8 Counterparts. This Instrument may be executed in any number of counterparts, each of which is deemed to be an original document, all of which taken together shall constitute one and the same Instrument.

                  5.9 No Obligation to Marshal Assets. Notice is hereby given that no holder of any mortgage, deed of trust, deed to secure debt, lien, security interest or other encumbrance affecting all or any portion of the Premises, which is inferior to the lien, security interest and security title of the Instrument shall have the right or privilege to require Agent to marshal assets.

                  5.10 Consent of Agent. Agent, by its acceptance of this Instrument, agrees to be bound by the terms and conditions of this Instrument.

                  5.11 Agent's Powers. Without affecting the liability of any other person liable for the payment of any obligation herein mentioned, and without affecting the lien or charge of this Instrument upon any portion of the Premises not then or theretofore released as security for the full amount of all unpaid obligations, Agent (and the Banks) may, from time to time and

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

without notice (i) release any person so liable, (ii) extend the maturity or alter any of the terms of any such obligation, (iii) grant other indulgences,
(iv) cause to be released or reconveyed at any time at Agent's option, any parcel, portion or all of the Premises, (v) take or release any other or additional security for any obligation herein mentioned, or (vi) make compositions or other arrangements with debtors in relation thereto.

                  5.12 No Liability or Obligation on Agent. Nothing in this Instrument shall be construed to impose any obligation upon Agent to expend any money or to take any other discretionary act herein permitted, and Agent shall not have any liability or obligation for any delay or failure to take any discretionary act in the absence of gross negligence or willful misconduct by Agent.

                  IN WITNESS WHEREOF, Mortgagor has executed this instrument under seal, as of the day and year first above written.

                                       "Mortgagor"

Signed, sealed and delivered           AVONDALE MILLS GRANITEVILLE
in the presence of:                    FABRICS, INC.

___________________________________    By:  ____________________________________
 Witness                                    Name;
                                            Title:

___________________________________    Attest: _________________________________
 Witness                                       Name;
                                               Title:

                                                    [CORPORATE SEAL]

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

STATE OF SOUTH CAROLINA    )
                           )        SOUTH CAROLINA
COUNTY OF AIKEN            )        PROBATE

                  BEFORE ME, the undersigned notary public, personally appeared _________________, who being duly sworn, deposed and said that he saw
________________________________, the ______________________________ of Avondale
Mills Graniteville Fabrics, Inc., a Delaware corporation, sign, seal and deliver the foregoing Instrument on behalf of Avondale Mills Graniteville Fabrics, Inc., a Delaware corporation, and he together with ___________________, witnessed the execution thereof.

                                             ___________________________________
                                             Witness

SWORN TO and subscribed
before me this _____ day of
_____________, 1997.

___________________________________
Notary Public

My Commission Expires:

[NOTARIAL SEAL]

                                   EXHIBIT "A"

                                    THE LAND

         Commencing from a Nail & Cap at the intersection of Whaley Pond Rd. (S-2-780) & Bettis Academy Road (S-2-144). Thence continuing in a direction of N 0 50' 16" E for 584.37' to a #4 Rebar Set on the right of way of Bettis Academy Rd, being known as the Point of Beginning. Thence S 76 20' 15" E for 776.98' to a 1 1/2" open end Iron Pipe Set. Thence S 78 40'54" E for 1007.80' to a 3/4" open end Iron Pipe Set. Thence S 13 14'31" E for 432.24' to a #4 Rebar Set. Thence S 4 40'01" W for 563.65' to a #4 Rebar Set. Thence S 35 15'05" W for 151.22' to a #4 Rebar Set. Thence N 83 00'49" W for 102.41' to a #4 Rebar Set. Thence N 78 12'34" W for 351.73' to a #4 Rebar Set. Thence N 9 51'29" E for 27.91' to a #4 Rebar Set. Thence N 78 32'05" W for 72.54' to a #4 Rebar Set. Thence N 9 42'52" E for 33.29' to a #4 Rebar Set. Thence N 77 37' 57" W for 51.16' to a #4 Rebar Set. Thence S 9 35'06" W for 62.22' to a #4 Rebar Set. Thence S 47 32'02" W for 54.39' to a #4 Rebar Set. Thence N 77 47'00" W for 84.21' to a #4 Rebar Set. Thence N 9 48'37" E for 43.87' to a #4 Rebar Set. Thence N 78 21'46" W for 458.15' to a #4 Rebar Set. Thence S 11 35'47" W for 83.44' to a #4 Rebar Set. Thence N 78 00'24" W for 90.08' to a #4 Rebar Set. Thence N 10 56'25" E for 96.44' to a #4 Rebar Set. Thence N 74 18'59" W for 451.61' to a #4 Rebar Set on the right of way of Bettis Academy Road. (S-2-144). Thence N 2 24'21" W for 1169.88' along east right of way of Bettis Academy Road (S-2-144) to #4 Rebar Set also known as the point of beginning. Having a total Area of 45.27 Acres.

                                   EXHIBIT "B"

                             PERMITTED ENCUMBRANCES

                                   EXHIBIT "C"

                   Description of "Debtor" and "Secured Party"

A.       Debtor:

         1.       Name and Identity or Corporate Structure:

                  AVONDALE MILLS GRANITEVILLE FABRICS, INC., a Delaware corporation

         2. The principal place of business of Debtor in South Carolina is in Graniteville, Aiken County, South Carolina, and its mailing address and chief executive office is at 506 South Broad Street, Monroe, Georgia 30655.

         3. Debtor has been using or operating under said name (or its former name, "Camp Helen Co.") and identity or corporate structure without change for the following time period:

                  Not less than six years.

B.       Secured Party:             Wachovia Bank, N.A., a national banking
                                    association, in its capacity as Agent for certain banks

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

                                                                       EXHIBIT R

                                 FORM OF NOTICE

                IN RESPECT OF ISSUANCE OF OTHER LETTERS OF CREDIT

TO: The Banks parties to the Second Amended and Restated Credit Agreement dated as of September 28, 2000, as amended and supplemented from time to time (the "Credit Agreement") by and among Avondale Mills, Inc., as the Borrower, and Wachovia Bank, National Association, as the Agent, and the Banks parties thereto.

         Pursuant to Section 2.13(a)(iv)(B) of the Credit Agreement, the Agent hereby certifies to the Banks that it has issued the following Letters of Credit pursuant to Section 2.13 of the Credit Agreement:

                  Face          Date of
Number            Amount        Issuance/Expiration      Beneficiary    Purpose
------            ------        -------------------      -----------    -------

         A copy of each of the Letters of Credit listed above has been attached hereto.

         Unless otherwise defined herein, terms defined in the Credit Agreement shall have the same meaning in this notice.

Date: ___________, 200_.

                                     WACHOVIA BANK,. NATIONAL
                                     ASSOCIATION

                                     By: _____________________
                                         Name:
                                         Title:

Enclosures

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

                                                                       EXHIBIT S

                  REQUIRED ASSIGNMENT AND ASSUMPTION AGREEMENT

                  This Required Assignment and Assumption Agreement (this "Assignment") is dated as of the Effective Time (as defined below) and is entered into by and among AVONDALE MILLS, INC., an Alabama corporation (the "Borrower"), BANK OF AMERICA, N.A. (formerly NationsBank, N.A.) ("BOA"), BRANCH BANKING AND TRUST COMPANY ("BB&T"), REGIONS BANK(formerly First Alabama Bank) ("Regions"), THE CIT GROUP/COMMERCIAL SERVICES, INC. ("CIT") and WACHOVIA BANK, NATIONAL ASSOCIATION (successor by merger to Wachovia Bank of Georgia, N.A., Wachovia Bank, N.A., First Union National Bank, and First Union National Bank of Georgia), as a Bank ("WBNA") and as Agent (the "Agent").

                                    RECITALS:

                  A. Reference is made to the Amended and Restated Credit Agreement dated as of April 29, 1996 (which amended and restated the Credit Agreement dated March 29, 1994, as amended prior to April 29, 1996), as amended by First Amendment to Credit Agreement dated as of March 20, 1997, Second Amendment to Credit Agreement dated as of August 29, 1997, Third Amendment to Credit Agreement dated as of August 27, 1999, and Fourth Amendment to Credit Agreement dated as of April 1, 2000, as amended and restated by Second Amended and Restated Credit Agreement dated September 28, 2000, as amended by First Amendment to Second Amended and Restated Credit Agreement dated August 30, 2001, Second Amendment to Second Amended and Restated Credit Agreement dated February 6, 2002, Third Amendment to Second Amended and Restated Credit Agreement dated May 1, 2002, Fourth Amendment to Second Amended and Restated Credit Agreement dated May 24, 2002, and Fifth Amendment to Second Amended and Restated Credit Agreement dated August 30, 2002 (collectively, the (the "Original Credit Agreement") by and among the Borrower, Wachovia Bank, N.A. (successor by merger to Wachovia Bank of Georgia, N.A., Wachovia Bank, N.A., First Union National Bank, and First Union National Bank of Georgia), as Agent and as a Bank, Bank One, N.A. (formerly The First National Bank of Chicago), as Documentation Agent and as a Bank, Bank of America, N.A. (formerly NationsBank, N.A.), and Regions Bank (formerly First Alabama Bank) (WBNA, BOA, BB&T and Regions are each hereinafter referred to as an "Original Bank" and collectively as the "Original Banks"). Terms defined in the Original Credit Agreement are used herein with the same meaning.

                  B. The respective Commitment of each Original Bank and the pro-rata share of each Original Bank in and to all the rights and obligations of the Original Banks under the Original Credit Agreement (with respect to each Original Bank, its "Ratable Pre-Effective Share"), all as of the Effective Time, are set forth on Schedule I attached hereto and by this reference incorporated herein.

                  C. The Borrower has requested amendments to the Original Credit Agreement in order, among other things, to reduce the Aggregate Commitment, to extend the Termination Date, to provide for general working capital needs and to provide for the refinancing of the Obligations outstanding under the Original Credit Agreement through the amendment and restatement of the Original Credit Agreement, and the Remaining Banks (as defined below) are willing to provide such financing pursuant to the terms and conditions set forth in a Third Amendment and Restated Credit Agreement (the "Third Amended and Restated Credit Agreement") to be executed immediately following the execution and delivery of this Assignment, which Third Amendment and Restated Credit Agreement will constitute an amendment and restatement of, and which will replace, the Original Credit Agreement. The Third Amended and Restated Credit Agreement will be by and among WBNA (as a Bank and as Agent), Regions and CIT (each, a "Remaining Bank" and collectively, the "Remaining Banks") and Borrower.

                  D. Each of BOA and BB&T (each, a "Departing Bank" and collectively, the "Departing Banks") desires to terminate its Commitment under the Original Credit Agreement as of the Effective Time, and therefore intends to sell and assign to CIT its interest in and to all of its rights and obligations under the Original Credit Agreement and any other documents related thereto (including any Letters of Credit) pursuant to the terms and conditions of this Assignment.

                  E. WBNA desires to sell and assign a portion of its interest in and to its rights and obligations under the Original Credit Agreement and any other documents related thereto (including any Letters of Credit) to the Assignee Banks as of the Effective Time, pursuant to the terms and conditions of this Assignment. BOA, BB&T and WBNA are hereinafter referred to individually as an "Assignor Bank" and collectively as the "Assignor Banks".

                  F. CIT desires to purchase and assume the interests of BOA and BB&T, and a portion of the interest of WBNA, in and to their respective rights and obligations under the Original Credit Agreement and any other documents related thereto (including any Letters of Credit) as of the Effective Time, pursuant to the terms of this Assignment.

                  G. Regions desires to purchase and assume a portion of the interest of WBNA in and to WBNA's rights and obligations under the Original Credit Agreement and any other documents related thereto (including any Letters of Credit) as of the Effective Time, pursuant to the terms of this Assignment. CIT and Regions are hereinafter sometimes referred to individually as an "Assignee Bank" and collectively as the "Assignee Banks."

                  H. The respective Commitment of each Remaining Bank and the pro-rata share of each Remaining Bank in and to all the rights and obligations of the Remaining Banks under the Third Amended and Restated Credit Agreement (with respect to each Remaining Bank, its "Ratable Post-Effective Share"), all as of the Effective Time, are set forth on Schedule II attached hereto and by this reference incorporated herein, and as of the Effective Time, the Aggregate Commitment will be reduced from $75,000,000 to $62,000,000.

                                    AGREEMENT

                  NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the parties hereto hereby covenant and agree as follows:

                  1. BOA Assignment. BOA hereby sells and assigns to CIT, without recourse to BOA, and CIT hereby purchases at par and assumes from BOA, all of BOA's Ratable Pre-Effective Share (including, without limitation, a 100% interest in BOA's Commitment, a 100% interest in the Loans owing to BOA, a 100% interest in the Revolver Loan Note held by BOA and a 100% interest in all of BOA's risk participation in any Swing Loans and in the Letters of Credit). The purchase price for such payment is $3,600,000 principal.

                  2. BB&T Assignment. BB&T hereby sells and assigns to CIT, without recourse to BB&T, and CIT hereby purchases at par and assumes from BB&T, all of BB&T's Ratable Pre-Effective Share (including, without limitation, a 100% interest in BB&T's Commitment, a 100% interest in the Loans owing to BB&T, a 100% interest in the Revolver Loan Note held by BB&T and a 100% interest in all of BB&T's risk participation in any Swing Loans and in the Letters of Credit). The purchase price for such payment is $600,000 principal.

                  3. WBNA Assignment to CIT. WBNA hereby sells and assigns to CIT, without recourse to WBNA, and CIT hereby purchases at par and assumes from WBNA, 22.0046083% of WBNA's Ratable Pre-Effective Share (constituting a 12.322580645% portion of the aggregate Pre-Effective Share of all Original Banks, and including, without limitation, a 22.0046083% interest in WBNA's Commitment, a 22.0046083% interest in the Loans owing to WBNA, a 22.0046083% interest in the Revolver Loan Note held by WBNA and a 22.0046083% interest in all of WBNA's risk participation in any Swing Loans and in the Letters of Credit). The purchase price for such payment is $1,848,387.10 principal.

                  4. WBNA Assignment to Regions. WBNA hereby sells and assigns to Regions, without recourse to WBNA, and Regions hereby purchases at par and assumes from WBNA, 5.9907693% of WBNA's Ratable Pre-Effective Share (constituting a 3.354830797% portion of the aggregate Pre-Effective Share of all Original Banks, and including, without limitation, a 5.9907693% interest in WBNA's Commitment, a 5.9907693% interest in the Loans owing to WBNA, a 5.9907693% interest in the Revolver Loan Note held by WBNA and a 5.9907693% interest in all of WBNA's risk participation in any Swing Loans and in the Letters of Credit). The purchase price for such payment is $503,225.81 principal.

                  5. Commitment Reduction. The parties acknowledge and agree that, as of the Effective Time, the Aggregate Commitment will be reduced from $75,000,000 (as existing prior to the Effective Time) to $62,000,000 (as will exist as of the Effective Time). The Ratable Post-Effective Share of each Remaining Bank, as well as each Remaining Bank's Commitment under the Loans and the Letters of Credit, shall be as set forth on Schedule II attached hereto.

                  6. Representations and Warranties of Assignor Banks. Each of the Assignor Banks (i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Original Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Original Credit Agreement or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder, that such interest is free and clear of any adverse claim and that as of immediately prior to the Effective Time its Commitment, its Ratable Pre-Effective Share of the Loans and of its risk participation in any Swing Loans and the Letters of Credit, and the aggregate outstanding principal amount of Revolver Loans held by it, is as set forth on Schedule I attached hereto; (ii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, the Parent or AMGF or the performance or observance by the Borrower of any of its obligations under the Original Credit Agreement or any other Loan Documents, or the performance or observance by the Parent of any of its obligations under the Parent Documents; or the performance or observance by AMGF of any of its obligations under the AMGF Documents, and (iii) acknowledges and agrees that as of the Effective Time, the Revolver Loan Note held by it shall be deemed cancelled, superseded and of no further force or effect, and covenants and agrees to deliver to the Borrower for cancellation its Revolver Loan Note issued under the Original Credit Agreement no later than 3 Domestic Business Days following the Effective Time. At the Effective Time, the Borrower shall execute and deliver to the Agent, for distribution to the Remaining Banks, a new Revolver Loan Note payable to each Remaining Bank, dated as of the Effective Time in the principal amount of its Commitment set forth on Schedule II attached hereto with respect to such Remaining Bank.

                  7. Representations, Warranties and Covenants of Assignee Banks. Each Assignee Bank (i) confirms that it has received a copy of the Third Amended and Restated Credit Agreement, together with copies of the financial statements referred to in Section 4.04(a) thereof (or any more recent financial statements of the Borrower delivered pursuant to Section 5.01(a) or (b) thereof) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor Banks or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Third Amended and Restated Credit Agreement; (iii) confirms that it is a bank, financial institution or commercial finance company; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Third Amended and Restated Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Third Amended and Restated Credit Agreement required to be performed by it as a Bank and agrees to be bound by all of the terms and provisions of the Third Amended and Restated Credit Agreement (including, without limitation, the provisions of Section 9.18) and the Receivables Intercreditor Agreement (including, without limitation, the obligations and agreements contained in Sections 2.19, 2.20, and 3.3 thereof); (vi) specifies as its Lending Office (and address for notices) the office set forth beneath its name on the signature pages hereof, (vii) represents and warrants that the execution, delivery and performance of this Assignment are within its corporate powers and have been duly authorized by all necessary corporate action, (viii) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to its status for purposes of confirming exemption from United States withholding taxes with respect to all payments to be made to it under the Third Amended and Restated Credit Agreement and the Revolver Loan Note applicable to it or such other documents as are necessary to indicate that no such payments are subject to such taxes, and (ix) represents and warrants that, as of the Effective Time, it is not entitled to any compensation pursuant to
Section 8.03 or entitled to any suspension of its obligations to make Euro-Dollar Loans pursuant to Section 8.02.

                  8. Conditions Precedent. This Assignment shall become effective only upon (i) execution and delivery of this Assignment by each of the parties hereto, (ii) execution and delivery of the Third Amended and Restated Credit Agreement by each of the parties thereto and (iii) payment by each of the Assignee Banks to the Agent, for the account of the Assignor Banks, of the purchase price for the respective interests being assigned pursuant hereto (the date that each of such conditions has been satisfied, which is expected to occur on March 28, 2003, is the "Effective Time").

                  9. Status. Upon the execution of this Assignment by all parties hereto, from and after the Amendment Effective Time, (i) each Assignee Bank shall be a party to the Third Amended and Restated Credit Agreement and any amendment thereof or replacement therefor and, to the extent rights and obligations have been transferred to it by this Assignment, have the rights and obligations of a Bank thereunder and (ii) each Assignor Bank shall relinquish its rights (other than under Sections 8.03, 9.03 and 9.04 of the Original Credit Agreement) and be released from its obligations under the Original Credit Agreement, but only to the extent its rights and obligations have been transferred to the Assignee Banks by this Assignment.

                  10. Payments. From and after the Effective Time, the Agent shall make all payments in respect of the interests assigned hereby to the applicable Assignee Bank; provided, however, that (i) at the Effective Time, the Agent, for the account of the Borrower, shall pay to the Original Banks accrued and unpaid interest on the outstanding principal balance of their Loans immediately prior to the Effective Time, and (ii) on May 31, 2003, when accrued and unpaid Commitment Fees are paid, the ratable portion thereof that accrued as of the Effective Time shall be paid to the Original Banks based on their Commitments in effect immediately prior to the Effective Time.

                  11. Governing Law. This Assignment shall be governed by, and construed in accordance with, the laws of the State of Georgia.

                         [SIGNATURES BEGIN ON NEXT PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be duly executed, under seal, by their respective authorized officers as of the day and year first above written.

                                    AVONDALE MILLS, INC.                  (SEAL)

                                    By: ________________________________________
                                        Title:
                                    Avondale Mills, Inc.
                                    506 South Broad Street
                                    Monroe, Georgia 30655
                                    Attention: Vice Chairman and Chief
                                               Financial Officer
                                    Telecopier number: 770-267-2543
                                    Confirmation number: 770-267-2226

                                    WACHOVIA BANK, NATIONAL ASSOCIATION
                                    (successor by merger to Wachovia Bank of
                                    Georgia, N.A., Wachovia Bank, N.A.,
                                    First Union National Bank, and First Union
                                    National Bank of Georgia),
                                    as Agent and as a Bank                (SEAL)

                                    By: ________________________________________
                                        Title:

                                    Lending Office
                                    Wachovia Bank, National Association
                                    301 South College Street
                                    Charlotte, North Carolina 28288
                                    Attention: David C. Hauglid
                                    Telecopier number: 704-374-6319
                                    Confirmation number: 704-383-3544

                                    THE CIT GROUP/COMMERCIAL SERVICES,
                                    INC.                                  (SEAL)

                                    By: ________________________________________
                                        Title:

                                    Lending Office
                                    The CIT Group/Commercial Services, Inc.
                                    Two Wachovia Center, 25th Floor
                                    301 South Tryon Street
                                    Charlotte, North Carolina 28202
                                    Attention: Regional Credit Manager
                                    Telecopier number: 704-339-2910
                                    Confirmation number: 704-339-2902

                                    REGIONS BANK                          (SEAL)

                                    By: ________________________________________
                                        Title:

                                    Lending Office
                                    Regions Bank
                                    417 N. 20th Street
                                    Birmingham, Alabama  35203
                                    Attention: Mark Howze
                                    Telecopier number: 205-326-7739
                                    Confirmation number: 205-326-7193

                                    BANK OF AMERICA, N.A.                 (SEAL)

                                    By: ________________________________________
                                        Title:

                                    BRANCH BANKING AND TRUST COMPANY (SEAL)

                                    By: ________________________________________
                                        Title:

                                   SCHEDULE I

                             PRE-EFFECTIVE SCHEDULE

REVOLVING LINE OF CREDIT

------------------------------------------------------------------------------------------------
                               RATABLE                 PRE-EFFECTIVE          PRE-EFFECTIVE LOAN
     BANK                PRE-EFFECTIVE SHARE             COMMITMENT                 BALANCE
------------------------------------------------------------------------------------------------
Bank of America               24.00000000%            $ 18,000,000.00           $ 3,600,000.00
------------------------------------------------------------------------------------------------
BB&T                           4.00000000%            $  3,000,000.00           $   600,000.00
------------------------------------------------------------------------------------------------
Regions                       16.00000000%            $ 12,000,000.00           $ 2,400,000.00
------------------------------------------------------------------------------------------------
WBNA                          56.00000000%            $ 42,000,000.00           $ 8,400,000.00
------------------------------------------------------------------------------------------------
                           100.0000000000%            $ 75,000,000.00           $15,000,000.00
------------------------------------------------------------------------------------------------

$650,000 LETTER OF CREDIT FACILITY

-----------------------------------------------------------------------------------------------------
                               RATABLE                 PRE-EFFECTIVE          PRE-EFFECTIVE LETTER OF
     BANK                PRE-EFFECTIVE SHARE             COMMITMENT              CREDIT BALANCE
-----------------------------------------------------------------------------------------------------
Bank of America               24.00000000%              $156,000.00                 $156,000.00
-----------------------------------------------------------------------------------------------------
BB&T                           4.00000000%              $ 26,000.00                 $ 26,000.00
-----------------------------------------------------------------------------------------------------
Regions                       16.00000000%              $104,000.00                 $104,000.00
-----------------------------------------------------------------------------------------------------
WBNA                          56.00000000%              $364,000.00                 $364,000.00
-----------------------------------------------------------------------------------------------------
                           100.0000000000%              $650,000.00                 $650,000.00
-----------------------------------------------------------------------------------------------------

$500,000 LETTER OF CREDIT

---------------------------------------------------------------------------------------------------
                               RATABLE                PRE-EFFECTIVE         PRE-EFFECTIVE LETTER OF
     BANK                PRE-EFFECTIVE SHARE            COMMITMENT              CREDIT BALANCE
---------------------------------------------------------------------------------------------------
Bank of America               24.00000000%             $120,000.00                $120,000.00
---------------------------------------------------------------------------------------------------
BB&T                           4.00000000%             $ 20,000.00                $ 20,000.00
---------------------------------------------------------------------------------------------------
Regions                       16.00000000%             $ 80,000.00                $ 80,000.00
---------------------------------------------------------------------------------------------------
WBNA                          56.00000000%             $280,000.00                $280,000.00
---------------------------------------------------------------------------------------------------
                           100.0000000000%             $500,000.00                $500,000.00
---------------------------------------------------------------------------------------------------

$250,000 LETTER OF CREDIT

---------------------------------------------------------------------------------------------------
                               RATABLE                PRE-EFFECTIVE         PRE-EFFECTIVE LETTER OF
     BANK                PRE-EFFECTIVE SHARE            COMMITMENT              CREDIT BALANCE
---------------------------------------------------------------------------------------------------
Bank of America               24.00000000%             $ 60,000.00                $ 60,000.00
---------------------------------------------------------------------------------------------------
BB&T                           4.00000000%             $ 10,000.00                $ 10,000.00
---------------------------------------------------------------------------------------------------
Regions                       16.00000000%             $ 40,000.00                $ 40,000.00
---------------------------------------------------------------------------------------------------
WBNA                          56.00000000%             $140,000.00                $140,000.00
---------------------------------------------------------------------------------------------------
                           100.0000000000%             $250,000.00                $250,000.00
---------------------------------------------------------------------------------------------------

                                   SCHEDULE II

                             POST-EFFECTIVE SCHEDULE

REVOLVING LINE OF CREDIT

-------------------------------------------------------------------------------------------------
                               RATABLE                POST-EFFECTIVE          POST-EFFECTIVE LOAN
 BANK                    POST-EFFECTIVE SHARE           COMMITMENT                  BALANCE
-------------------------------------------------------------------------------------------------
Regions                     19.3548387097%            $12,000,000.00            $ 2,903,225.81
-------------------------------------------------------------------------------------------------
WBNA                        40.3225806452%            $25,000,000.00            $ 6,048,387.10
-------------------------------------------------------------------------------------------------
CIT                         40.3225806452%            $25,000,000.00            $ 6,048,387.10
-------------------------------------------------------------------------------------------------
                            100.000000000%            $62,000,000.00            $15,000,000.00
-------------------------------------------------------------------------------------------------

$650,000 LETTER OF CREDIT FACILITY

---------------------------------------------------------------------------------------------------
                               RATABLE                POST-EFFECTIVE       POST-EFFECTIVE LETTER OF
 BANK                    POST-EFFECTIVE SHARE           COMMITMENT              CREDIT BALANCE
---------------------------------------------------------------------------------------------------
Regions                     19.3548387097%             $ 125,806.45              $ 125,806.45
---------------------------------------------------------------------------------------------------
WBNA                        40.3225806452%             $ 262,096.77              $ 262,096.77
---------------------------------------------------------------------------------------------------
CIT                         40.3225806452%             $ 262,096.77              $ 262,096.77
---------------------------------------------------------------------------------------------------
                            100.000000000%             $ 650,000.00              $ 650,000.00
---------------------------------------------------------------------------------------------------

$500,000 LETTER OF CREDIT

---------------------------------------------------------------------------------------------------
                               RATABLE                POST-EFFECTIVE       POST-EFFECTIVE LETTER OF
 BANK                    POST-EFFECTIVE SHARE           COMMITMENT              CREDIT BALANCE
---------------------------------------------------------------------------------------------------
Regions                     19.3548387097%              $ 96,774.19              $  96,774.19
---------------------------------------------------------------------------------------------------
WBNA                        40.3225806452%              $201,612.90              $ 201,612.90
---------------------------------------------------------------------------------------------------
CIT                         40.3225806452%              $201,612.90              $ 201,612.90
---------------------------------------------------------------------------------------------------
                            100.000000000%              $500,000.00              $ 500,000.00
---------------------------------------------------------------------------------------------------

$250,000 LETTER OF CREDIT

---------------------------------------------------------------------------------------------------
                               RATABLE                POST-EFFECTIVE       POST-EFFECTIVE LETTER OF
 BANK                    POST-EFFECTIVE SHARE           COMMITMENT              CREDIT BALANCE
---------------------------------------------------------------------------------------------------
Regions                     19.3548387097%              $ 48,387.10              $ 48,387.10
---------------------------------------------------------------------------------------------------
WBNA                        40.3225806452%              $100,806.45              $ 100,806.45
---------------------------------------------------------------------------------------------------
CIT                         40.3225806452%              $100,806.45              $ 100,806.45
---------------------------------------------------------------------------------------------------
                            100.000000000%              $250,000.00              $ 250,000.00
---------------------------------------------------------------------------------------------------

                                                                       EXHIBIT T

                           GLOBAL AMENDMENT AGREEMENT

         THIS GLOBAL AMENDMENT AGREEMENT (this "Agreement") is dated as of March 28, 2003, by and among AVONDALE MILLS, INC., (the "Borrower"), AVONDALE INCORPORATED (the "Parent"), AVONDALE MILLS GRANITEVILLE FABRICS, INC., ("AMGF"), and WACHOVIA BANK, NATIONAL ASSOCIATION (successor by merger to Wachovia Bank of Georgia, N.A., Wachovia Bank, N.A., First Union National Bank and First Union National Bank of Georgia), as Agent (the "Agent").

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Agent and the Banks party thereto entered into that certain Third Amended and Restated Credit Agreement dated as of March 28, 2003 (the "Credit Agreement");

         WHEREAS, the Borrower and the Agent entered into that certain Amended and Restated Security Agreement dated as of April 29, 1996, as amended by that certain Fourth Amendment to Second Amended and Restated Credit Agreement and First Amendment to Security Agreement dated as of May 24, 2002 by and between the Borrower, the Agent, and Banks listed therein (as so amended, the "Security Agreement");

         WHEREAS, the Parent and the Agent entered into that certain Amended and Restated Stock Pledge Agreement dated as of April 29, 1996 (the "Parent Pledge Agreement");

         WHEREAS, the Borrower and the Agent entered into that certain Borrower Pledge Agreement dated as of April 29, 1996 (the "Borrower Pledge Agreement");

         WHEREAS, AMGF and the Agent entered into that certain Security Agreement dated as of August 29, 1997 (the "AMGF Security Agreement");

         WHEREAS, the Borrower, the Parent and AMGF have requested and the Agent and the Banks have agreed to certain amendments to the Credit Agreement and certain other Facility Documents, subject to the terms and conditions hereof;

         NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrower, the Parent, AMGF, and the Agent hereby covenant and agree as follows:

         1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

         2. Amendments to Security Agreement.

         (a) Amendment to Section 1. Section 1 of the Security Agreement hereby is amended by deleting the initial two sentences thereof in their entirety and substituting the following therefor:

                  Notwithstanding anything to the contrary contained in the Recitals to this Agreement, for all purposes herein (i) the term "Credit Agreement" shall mean that certain Third Amended and Restated Credit Agreement, dated as of March 28, 2003, among Borrower, the Agent, and the Banks parties thereto, as amended, modified and/or restated from time to time and (ii) references to "this Agreement" shall mean the "Original Security Agreement", as defined in and as amended by an Amended and Restated Security Agreement dated as of April 29, 1996, as amended by Fourth Amendment to Second Amended and Restated Credit Agreement and First Amendment to Security Agreement dated as of May 24, 2002, and by Global Amendment Agreement dated as of March 28, 2003 among Avondale Mills, Inc., Avondale Incorporated, Avondale Mills Graniteville Fabrics, Inc. and the Agent, and as thereafter amended, modified and/or restated from time to time. Unless otherwise defined herein, capitalized terms used herein have the meanings set forth in the Credit Agreement. In addition, the following terms have the meanings set forth below, unless the context requires otherwise:

         (b) Amendment to Section 9.5. Section 9.5 of the Security Agreement hereby is deleted in its entirety and the following is substituted therefor:

                  9.5 Insurance. The Borrower agrees that it will obtain and maintain insurance on the Inventory Collateral and the Equipment Collateral as required by Section 5.17(a) of the Credit Agreement, with loss payable to the Agent as its interests may appear. Such insurance shall not be cancelable by the Borrower, unless with prior written consent of the Required Banks, or by the Borrower's insurer, unless with at least 30 days advance written notice to the Agent. All Net Casualty/Insurance Proceeds of any Collateral shall be applied as provided in Section 5.17(b) of the Credit Agreement.

         (c) Amendment to Section 12.5. Section 12.5 of the Security Agreement hereby is deleted in its entirety and the following is substituted therefor:

                  12.5 Application of Proceeds. All moneys from time to time received by the Agent from the disposition of Collateral shall be applied by the Agent for the benefit of the Banks in the following manner: first, in discharge of all reasonable expenses of re-taking, holding, preserving, preparing for sale or lease, selling, leasing, and the like of the Collateral including, without limitation, fees and expenses of any receivers and attorneys, insurance premiums, tax payments and the like, and, secondly, as provided for in Section 2.11 of the Credit Agreement.

3. Amendments to Parent Pledge Agreement.

                  (a) Amendment to Section 1. Section 1 of the Parent Pledge Agreement hereby is deleted in its entirety and the following is substituted therefor:

                           1. Defined Terms. Notwithstanding anything to the contrary contained in the Recitals to this Agreement, for all purposes herein (i) the term "Credit Agreement" shall mean that certain Third Amended and Restated Credit Agreement, dated as of March 28, 2003, among Borrower, the Agent, and the Banks parties thereto, as amended, modified and/or restated from time to time and (ii) references to "this Agreement" shall mean the "Original Pledge Agreement", as defined in and as amended by an Amended and Restated Stock Pledge Agreement dated as of April 29, 1996, as amended by Global Amendment Agreement dated as of March 28, 2003 among Avondale Mills, Inc., Avondale Incorporated, Avondale Mills Graniteville Fabrics, Inc. and the Agent, and as thereafter amended, modified and/or restated from time to time. Unless otherwise defined herein, capitalized terms used herein have the meanings set forth in the Credit Agreement.

         (b) Amendment to Section 13(b). Section 13 (b) of the Parent Pledge Agreement is hereby amended so that it reads, in its entirety, as follows:

                  (b) Any cash held by the Agent as Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon or any part of the Collateral following the occurrence of an Event of Default shall be applied by the Agent for the benefit of the Banks in the following manner: first, in discharge of all expenses incurred by the Agent which Pledgor is obligated to reimburse the Agent pursuant to Section 15 hereof, and, secondly, as provided for in Section 2.11 of the Credit Agreement.

4. Amendments to Borrower Pledge Agreement.

         (a) Amendment to Section 1. Section 1 of the Borrower Pledge Agreement hereby is deleted in its entirety and the following is substituted therefor:

                  1. Defined Terms. Notwithstanding anything to the contrary contained in the Recitals to this Agreement, for all purposes herein, (i) the term "Credit Agreement" shall mean that certain Third Amended and Restated Credit Agreement, dated as of March 28, 2003, among Borrower, the Agent, and the Banks parties thereto, as amended, modified and/or restated from time to time and (ii) references to "this Agreement" shall mean the Borrower Pledge Agreement dated as of April 29, 1996, as amended by Global Amendment Agreement dated as of March 28, 2003 among Avondale Mills, Inc., Avondale Incorporated, Avondale Mills Graniteville Fabrics, Inc. and the Agent, and as thereafter amended, modified and/or restated from time to time. Unless otherwise defined herein, capitalized terms used herein have the meanings set forth in the Credit Agreement.

         (b) Amendment to Section 2. Section 2 of the Borrower Pledge Agreement hereby is deleted in its entirety and the following is substituted therefor:

                  2. Pledge of Pledged Collateral. Borrower does hereby pledge, hypothecate, assign, transfer, set over, deliver and grant a security interest in and to the Agent in all membership interests in
         (i) Avondale Funding, LLC held by it (which the Borrower represents and warrants constitutes 100% of the membership interests therein), which shall constitute Receivables Subsidiary Pledged Stock, as defined in the Credit Agreement, together with any and all other securities, cash or other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any or all of such pledged stock, and together with the proceeds thereof and (ii) Avondale Mills Graniteville Fabrics, Inc. (which the Borrower represents and warrants constitutes 100% of the membership interests therein), which shall constitute AMGF Pledged Stock, as defined in the Credit Agreement, together with any and all other securities, cash or other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any or all of such pledged stock, and together with the proceeds thereof (hereinafter said property pertaining to the Receivables Subsidiary Pledged Stock and the AMGF Pledged Stock being individually or collectively, as the context shall required, referred to as the "Pledged Collateral"; provided, that the term "Pledged Collateral", as used in Section 14 hereof, shall refer only to Pledged Collateral pertaining to the Receivables Subsidiary Pledged Stock and not Pledged Collateral pertaining to the AMGF Pledged Stock), all as security for the payment of all of the Obligations in existence from time to time. In the event the Borrower receives from the Receivables Subsidiary a Purchase Money Note, it will deliver such Purchase Money Note to the Agent and it shall also constitute Pledged Collateral. On or before April 7, 2003, Borrower will deliver to the Agent the certificates evidencing the AMGF Pledged Stock, together with duly executed blank stock powers with respect thereto.

         (c) Amendment to Section 12(b). Section 12 (b) of the Borrower Pledge Agreement hereby is deleted in its entirety and the following is substituted therefor:

                  (b) Any cash held by the Agent as Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon or any part of the Collateral following the occurrence of an Event of Default shall be applied by the Agent for the benefit of the Banks in the following manner: first, in discharge of all expenses incurred by the Agent which Pledgor is obligated to reimburse the Agent pursuant to Section 13 hereof, and, secondly, as provided for in Section 2.11 of the Credit Agreement.

         (d) Amendment to Exhibit A. Exhibit A of the Borrower Pledge Agreement hereby is deleted in its entirety and the following is substituted therefor:

                                    Exhibit A
                          To Borrower Pledge Agreement

                       Description of the Capital Stock of
                          Avondale Receivables Company

     500 Shares, $0.01 Par Value Common Stock Evidenced by Certificate No. 1

                       Description of the Capital Stock of
                    Avondale Mills Graniteville Fabrics, Inc.

    ___ Shares, $_____ Par Value Common Stock Evidenced by Certificate No. __

5. Amendments to AMGF Security Agreement.

         (a) Amendment to Section 1. Section 1 of the AMGF Security Agreement hereby is amended by deleting the initial two sentences thereof in their entirety and substituting the following therefor:

                  Notwithstanding anything to the contrary contained in the Recitals to this Agreement, for all purposes herein (i) the term "Credit Agreement" shall mean that certain Third Amended and Restated Credit Agreement, dated as of March 28, 2003, among Borrower, the Agent, and the Banks parties thereto, as amended, modified and/or restated from time to time and (ii) references to "this Agreement" shall mean the Security Agreement (Avondale Mills Graniteville Fabrics, Inc.) dated as of August 29, 1997 by and between the Guarantor and the Agent, as amended by Global Amendment Agreement dated as of March 28, 2003 among Avondale Mills, Inc., Avondale Incorporated, Avondale Mills Graniteville Fabrics, Inc. and the Agent, and as thereafter amended, modified and/or restated from time to time. Unless otherwise defined herein, capitalized terms used herein have the meanings set forth in the Credit Agreement. In addition, the following terms have the meanings set forth below, unless the context requires otherwise:

         (b) Additional Amendment to Section 1. Section 1 of the AMGF Security Agreement hereby is further amended by relabeling the defined term "Secured Obligations" as "Guaranteed Obligations", and relocating such definition to its proper alphabetical position in Section 1, but leaving intact the rest of such definition.

         (c) Amendment to Section 6.5. Section 6.5 of the AMGF Security Agreement hereby is deleted in its entirety and the following is substituted therefor:

                  6.5 Insurance. The Guarantor agrees that it will obtain and maintain insurance on the Inventory Collateral and the Equipment Collateral as required by Section 5.17(a) of the Credit

         Agreement, with loss payable to the Agent as its interests may appear. Such insurance shall not be cancelable by the Guarantor, unless with prior written consent of the Required Banks, or by the Guarantor's insurer, unless with at least 30 days advance written notice to the Agent. All Net Casualty/Insurance Proceeds of any Collateral shall be applied as provided in Section 5.17(b) of the Credit Agreement.

         (d) Amendment to Section 9.5. Section 9.5 of the AMGF Security Agreement hereby is deleted in its entirety and the following is substituted therefor:

                  9.5 Application of Proceeds. All moneys from time to time received by the Agent from the disposition of Collateral shall be applied by the Agent for the benefit of the Banks in the following manner: first, in discharge of all reasonable expenses of re-taking, holding, preserving, preparing for sale or lease, selling, leasing, and the like of the Collateral including, without limitation, fees and expenses of any receivers and attorneys, insurance premiums, tax payments and the like, and, secondly, as provided for in Section 2.11 of the Credit Agreement.

6. Amendments to AMGF Guaranty.

         (a)      Amendments to Title and Recitals.

                  The word "Limited" hereby is deleted from the title to and the recitals at the beginning of the AMGF Guaranty, and the words "subject to the limitation on liability provisions contained herein" and "subject to the limitation on liability provisions contained in Section 15 hereof" in the recitals at the beginning of the AMGF Guaranty hereby are deleted.

         (b) Amendment to Section 1. Section 1 of the AMGF Guaranty hereby is amended by deleting it in its entirety and substituting the following therefor:

                  Notwithstanding anything to the contrary contained in the Recitals to this Agreement, for all purposes herein (i) the term "Credit Agreement" shall mean that certain Third Amended and Restated Credit Agreement, dated as of March 28, 2003, among Borrower, the Agent, and the Banks parties thereto, as amended, modified and/or restated from time to time and (ii) references to "this Guaranty" shall mean the "Limited Guaranty Agreement" executed by the Subsidiary in favor of the Agent dated as of August 29, 1997, as amended by Global Amendment Agreement dated as of March 28, 2003, and as thereafter amended, modified and/or restated from time to time. Unless otherwise defined herein, capitalized terms used herein have the meanings set forth in the Credit Agreement.

         (c) Amendments to Section 3. Section 3 of the AMGF Guaranty hereby is amended by deleting the phrase "Subject to the provisions of Section 15," at the beginning thereof and capitalizing the word "the" which immediately follows such phrase.

         (d) Amendments to Section 4. Section 4 of the AMGF Guaranty hereby is amended by deleting the phrase "Subject to Section 15," at the beginning thereof and capitalizing the word "the" which immediately follows such phrase.

         (d) Amendment to Section 15. Section 15 of the AMGF Guaranty hereby is deleted in its entirety.

         7. Restatement of Representations and Warranties. Each of the Borrower, the Parent and AMGF hereby restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Facility Documents to which it is a party as fully as if made on the date hereof and with specific reference to this Agreement and all other Facility Documents executed and/or delivered in connection herewith, except where reference is made to a specific date.

         7. Effect of Amendment. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Facility Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrower, the Parent and AMGF, as applicable. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

         8. Ratification. Each of the Borrower, the Parent and AMGF hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and the other Facility Documents to which it is a party effective as of the date hereof.

         9. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which may be delivered by facsimile and which when so executed and delivered (including counterparts delivered by facsimile) shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

         10. Section References. Section titles and references used in this Agreement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

         11. No Default. To induce the Agent and the Banks to enter into this Agreement and to continue to make advances pursuant to the Credit Agreement, (i) the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (1) no Default or Event of Default and (2) no right of offset, defense, counterclaim, claim or objection in favor of the Borrower arising out of or with respect to any of the Loans or other obligations of the Borrower owed to the Agent or the Banks under the Credit Agreement and the other Loan Documents, (ii) the Parent hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (1) no Default or Event of Default, and no breach or default exists under the Parent Documents and (2) no right of offset, defense, counterclaim, claim or objection in favor of the Parent arising out of or with respect to any of the obligations of the Parent owed to the Agent or the Banks under the Parent Documents and (iii) AMGF hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (1) no breach or default exists under the AMGF Documents and (2) no right of offset, defense, counterclaim, claim or objection in favor of AMGF arising out of or with respect to any of the obligations of AMGF owed to the Agent or the Banks under the AMGF Documents.

         12. Further Assurances. Each of the Borrower, the Parent and AMGF agrees to take such further actions as the Agent shall reasonably request in connection herewith to evidence the amendments herein contained to it.

         13. Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with, the laws of the State of Georgia.

         14. Conditions Precedent. This Agreement shall become effective only upon execution and delivery of this Agreement by each of the parties hereto.

         IN WITNESS WHEREOF, the Borrower, the Parent, AMGF, and the Agent has caused this Agreement to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                                             AVONDALE MILLS, INC.,
                                             as Borrower          (SEAL)

                                             By: ______________________
                                                   Title:

                                             AVONDALE INCORPORATED,
                                             as Parent           (SEAL)

                                             By: ______________________
                                                   Title:

                                             AVONDALE MILLS GRANITEVILLE
                                             FABRICS, INC.,
                                             as AMGF             (SEAL)

                                             By: ______________________
                                                   Title:

                                             WACHOVIA BANK, NATIONAL ASSOCIATION
                                             (successor by merger to Wachovia
                                             Bank of Georgia, N.A., Wachovia
                                             Bank, N.A., First Union National
                                             Bank and First Union National Bank
                                             of Georgia),
                                             as Agent            (SEAL)

                                             By: ______________________
                                                   Title:

                                                                       EXHIBIT U

                         FORM OF CONTRIBUTION AGREEMENT

         THIS CONTRIBUTION AGREEMENT (this "Agreement") is entered into as of March 28, 2003, by and among AVONDALE, INCORPORATED (the "Parent"), AVONDALE MILLS, INC. (the "Borrower") and AVONDALE MILLS GRANITEVILLE FABRICS, INC. (the "Subsidiary Guarantor"). The Parent and the Borrower are sometimes hereinafter referred to individually as a "Contributing Party" and collectively as the "Contributing Parties").

                              W I T N E S S E T H :

         WHEREAS, pursuant to that certain Third Amended and Restated Credit Agreement dated as of even date herewith, among the Borrower, WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent for itself and the other Banks which are party thereto from time to time (such agreement, as the same may from time to time be amended, modified, restated or extended, being hereinafter referred to as the "Credit Agreement"; unless otherwise provided herein, capitalized terms used in this Agreement have the meanings set forth in the Credit Agreement), the Banks have agreed to extend financial accommodations to the Borrower;

         WHEREAS, as a condition, among others, to the Agent's and the Banks' willingness to enter into the Credit Agreement, the Banks have required that the Subsidiary Guarantor amend the AMGF Guaranty to, among other things, remove the limitations on liability set forth in Section 15 thereof, and delete such
Section 15; and

         WHEREAS, the Borrower is a wholly-owned direct subsidiary of the Parent, and AMGF is a wholly-owned direct of the Borrower, and each of the Contributing Parties will derive direct or indirect economic benefit from the effectiveness and existence of the Credit Agreement;

         NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, and to induce the Subsidiary Guarantor to amend the AMGF Guaranty as described above, it is agreed as follows:

         To the extent that the Subsidiary Guarantor shall make a payment (the "Subsidiary Guarantor Payment") of a portion of the "Guaranteed Obligations" (as defined in the AMGF Guaranty), then each Contributing Party, jointly and severally, unconditionally agrees to contribute to and indemnify the Subsidiary Guarantor the amount of Subsidiary Guarantor Payment.

         This Agreement is intended only to define the relative rights of the Subsidiary Guarantor and the Contributing Parties, and nothing set forth in this Agreement is intended to or shall impair the obligations of the Subsidiary Guarantor to pay any amounts, as and when the same shall become due and payable in accordance with the terms of the AMGF Guaranty.

         The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets in favor of the Subsidiary Guarantor.

         This Agreement shall become effective upon its execution by each of the Contributing Parties and the Subsidiary Guarantor and shall continue in full force and effect and may not be terminated or otherwise revoked by any Contributing Party until all of the Obligations under and as defined in the Credit Agreement shall have been indefeasibly paid in full (in lawful money of the United States of America) and discharged and the Credit Agreement and financing arrangements evidenced and governed by the Credit Agreement shall have been terminated. Each Contributing Party agrees that if, notwithstanding the foregoing, such Contributing Party shall have any right under applicable law to terminate or revoke this Agreement, and such Contributing Party shall attempt to exercise such right, then such termination or revocation shall not be effective until a written notice of such revocation or termination, specifically referring hereto and signed by such Contributing Party, is actually received by the other Contributing Party, the Subsidiary Guarantor and by the Agent at its notice address set forth in the Credit Agreement or the AMGF Guaranty, as the case may be. Such notice shall not affect the right or power of the Subsidiary Guarantor to enforce rights arising prior to receipt of such written notice by such Contributing Party and the Agent. If any Bank grants additional loans to the Borrower or takes other action giving rise to additional Obligations after any Contributing Party has exercised any right to terminate or revoke this Agreement but before the Agent receives such written notice, the rights of the Subsidiary Guarantor to contribution and indemnification hereunder in connection with any Subsidiary Guarantor Payments made with respect to such loans or Obligations shall be the same as if such termination or revocation had not occurred.

         IN WITNESS WHEREOF, the Contributing Parties and the Subsidiary Guarantor have each executed and delivered this Agreement as of the date first above written.

                                             AVONDALE MILLS, INC.,
                                             as Borrower               (SEAL)

                                             By: ______________________
                                                   Title:

                                             AVONDALE INCORPORATED,
                                             as Parent                 (SEAL)

                                             By: ______________________
                                                   Title:

                                             AVONDALE MILLS GRANITEVILLE
                                             FABRICS, INC.,
                                             as Subsidiary Guarantor   (SEAL)

                                             By: ______________________
                                                   Title:

                                  Schedule 4.05

                    CERTAIN PENDING AND THREATENED LITIGATION

AVONDALE MILLS, INC.

         On January 13, 2000, a case was filed in the Circuit Court of Jefferson County, Alabama by Larry and Cynthia Locke and the owners of fourteen other residences in the Raintree subdivision of Lake Martin, against Russell Corporation, Alabama Power and Avondale Incorporated (the "Company"). The complaint alleges that the Company, among others, negligently and/or wantonly caused or permitted the discharge and disposal of sewage sludge and contaminants into the lake adjacent to the plaintiffs' property, which allegedly interfered with the plaintiffs' use of the property. As a result of the alleged actions, the plaintiffs claim that the value of their property has been diminished and that they suffered other damages. The complaint seeks compensatory and punitive damages in an undisclosed amount. After an initial series of actions, the case was stayed by the trial court pending resolution of an appeal in the case of Sullivan versus Russell Corporation, the Company and others ("Sullivan case"), which also involved the Raintree subdivision. On January 12, 2002, the Alabama Supreme Court issued a final order in the Sullivan case rendering the case in favor of the defendants. Subsequent to the Alabama Supreme Court's actions with regard to the Sullivan case, plaintiff's counsel, which includes attorneys who acted as co-plaintiff's counsel on the Sullivan case, presented arguments in a hearing before the trial judge on May 4, 2001 based on a narrow legal theory that the nuisance claimed in this action is sufficiently different from the Sullivan case, and therefore, that this case should be allowed to proceed in spite of the fact that the Sullivan case was ultimately decided in favor of the defendants. The trial court allowed the case to proceed to the discovery phase. On April 25, 2002, the trial court held a hearing on summary judgment motions and, on May 22, 2002, entered judgment as a matter of law in the Company's favor on all counts except the narrow legal theory involving public nuisance tort. A trial on this single count is schedule to begin in October 2003. The Company intents to vigorously defend this case and believes that it has a number of defenses available to it. While the outcome of this case cannot be predicted with certainty, based upon currently available information, the Company des not believe that it will have a material adverse effect on the Company's financial condition or results of operations.

                                                                   Schedule 4.08

                                  SUBSIDIARIES

-----------------------------------------------------------------------------------------------------
                                                 Owner of 100%                    Jurisdiction of
                Subsidiary                      of Common Stock                    Incorporation
-----------------------------------------------------------------------------------------------------
Avondale Mills Graniteville Fabrics, Inc.     Avondale Mills, Inc.                    Delaware
-----------------------------------------------------------------------------------------------------
Avondale Funding LLC                          Avondale Mills, Inc.                    Delaware
-----------------------------------------------------------------------------------------------------

                                                                   Schedule 4.14

                          CERTAIN ENVIRONMENTAL MATTERS

                              AVONDALE MILLS, INC.

1. In 1987, the South Carolina Department of Health and Environmental Control ("DHEC") notified Graniteville Company ("Graniteville") that DHEC had discovered certain contamination in a pond near Graniteville, South Carolina and that Graniteville may be one of the responsible parties. In 1990 and 1991, Graniteville provided reports to DHEC summarizing its required study and investigation of the alleged pollution and its sources which concluded that pond sediments should be left undisturbed and that other remediation alternatives either provided no significant benefit or themselves involved adverse effects. Since that time, Avondale Mills has performed sedimentation sampling and analysis, reporting the results to DHEC. At the present time, Avondale has been asked to perform no remedial work or further evaluative work at this site.

2. Graniteville owned a nine acre property near Vaucluse in Aiken County, South Carolina which was operated jointly by Graniteville and Aiken County as a landfill from approximately 1950 through 1973. Pursuant to various site investigations performed by U.S. EPA, DHEC and Graniteville, DHEC asked Avondale Mills to prepare an evaluation of various remedial actions that might be appropriate for the site. Avondale Mills prepared and submitted such an evaluation, concluding that a simple earthen cover, specified institutional controls and specified periodic groundwater monitoring would be appropriate for this site. DHEC has not yet responded to the recommended measures.

3.       Litigation described in Schedule 4.05.

Avondale Mills does not now expect any of the foregoing to have or cause a Material Adverse Effect, or to draw into question the validity of or impair the ability of Avondale Mills to perform its obligations under the Credit Agreement, the Notes, or any of the Loan Documents, or of Avondale Incorporated or Avondale Mills Graniteville Fabrics to perform their respective obligations under the Loan Documents to which they are parties.

                                                                   Schedule 5.11

                       Existing Liens as of April 29, 1996

-------------------------------------------------------------------------------------------------------------
     SECURED PARTY                           JURISDICTION                                COLLATERAL
-------------------------------------------------------------------------------------------------------------
AVONDALE MILLS, INC.
-------------------------------------------------------------------------------------------------------------
Xerox Corporation                        Date Filed: 04/10/96                  Xerox Leased Equipment
                                         File number: 96-15376
                                         SOS Alabama
-------------------------------------------------------------------------------------------------------------
Val Tech Computer Systems                Date Filed: 03/06/96                  Leased Equipment Notice Filing
(assignee Nat'l Bank of Commerce)        File number: 96-09326
                                         SOS Alabama
-------------------------------------------------------------------------------------------------------------
Val Tech Computer Systems                Date Filed: 08/09/95                  Leased Equipment
(assignee First Alabama Bank)            File number: 95-32698
                                         SOS Alabama
-------------------------------------------------------------------------------------------------------------
Val Tech Computer Systems                Date Filed: 05/24/95                  Leased Equipment
(assignee First Alabama Bank)            File number: 95-21606
                                         SOS Alabama
-------------------------------------------------------------------------------------------------------------
Rieter Corporation                       Date Filed: 11/14/94                  Equipment
                                         File number: 94-43091
                                         SOS Alabama
-------------------------------------------------------------------------------------------------------------
Rieter Corporation                       Date Filed: 11/14/94                  Equipment
                                         File number: 94-43090
                                         SOS Alabama
-------------------------------------------------------------------------------------------------------------
Rieter Corporation                       Date Filed: 11/14/94                  Equipment
                                         File number: 94-43089
                                         SOS Alabama
-------------------------------------------------------------------------------------------------------------
Val Tech Computer Systems                Date Filed: 06/09/94                  Leased Equipment Notice Filing
                                         File number: 94-20960
                                         SOS Alabama
-------------------------------------------------------------------------------------------------------------
AT&T Credit Corporation                  Date Filed: 05/02/94                  Leased Equipment
                                         File number: 94-15516
                                         SOS Alabama
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
           SECURED PARTY                     JURISDICTION                                COLLATERAL
-------------------------------------------------------------------------------------------------------------
Wachovia Bank of Georgia, as Agent       Date Filed: 04/04/94                  Blanket Lien
                                         File number: 94-11561
                                         SOS Alabama
-------------------------------------------------------------------------------------------------------------
Val Tech Computer Systems                Date Filed: 02/25/94                  Leased Equipment Notice Filing
(assignee Nat'l Bank of Commerce         File number: 94-06560
re-assigned 10/11/95 to Val Tech)        SOS Alabama
-------------------------------------------------------------------------------------------------------------
Pacific Atlantic Systems                 Date Filed: 12/28/93                  Leased Equipment Notice Filing
                                         File number: 93-44875
                                         SOS Alabama
-------------------------------------------------------------------------------------------------------------
Val Tech Computer Systems                Date Filed: 12/20/93                  Leased Equipment Notice Filing
(assignee Nat'l Bank of Commerce         File number: 93-43776
re-assigned 10/11/95 to Val Tech)        SOS Alabama
-------------------------------------------------------------------------------------------------------------
Pacific Atlantic Systems                 Date Filed: 09/30/93                  Leased Equipment Notice Filing
                                         File number: 93-34411
                                         SOS Alabama
-------------------------------------------------------------------------------------------------------------
Xerox Corporation                        Date Filed: 04/27/93                  Xerox Leased Equipment
                                         File number: 93-14521
                                         SOS Alabama
-------------------------------------------------------------------------------------------------------------
Xerox Corporation                        Date Filed: 04/27/93                  Xerox Leased Equipment
                                         File number: 93-14511
                                         SOS Alabama
-------------------------------------------------------------------------------------------------------------
Bell Atlantic Systems Leasing            Date Filed: 01/25/93                  Leased Equipment Notice Filing
(assignee: COS Computer Systems)         File number: 93-02601
                                         SOS Alabama
-------------------------------------------------------------------------------------------------------------
SouthTrust Bank of Alabama               Date Filed: 01/14/93                  Leased Equipment, Insurance,
                                         File number: 93-01620                 Proceeds
                                         SOS Alabama
-------------------------------------------------------------------------------------------------------------
Trust Company Bank                       Date Filed: 04/30/92                  IRB Project and Equipment
(co-debtor: Industrial Dev. Board Town   File number: 92-15816
on Bon Air)                              SOS Alabama
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
             SECURED PARTY                   JURISDICTION                                COLLATERAL
-------------------------------------------------------------------------------------------------------------
SouthTrust Bank of Alabama               Date Filed: 02/10/92                  Equipment, Insurance, Proceeds
                                         File number: 92-04907
                                         SOS Alabama
-------------------------------------------------------------------------------------------------------------
Mayer Electric Supply Co., Inc.          Date Filed: 04/18/91                  Consignment of inventory to a
                                         File number: 91-14211                 Systems Contracting Agreement
                                         SOS Alabama
-------------------------------------------------------------------------------------------------------------
CIT Group/Equipment Financing, Inc.      Date Filed: 01/27/88                  12 - Volvo Sleeper Tractors
                                         Continued: 08/04/92
                                         File number: A270067
                                         SOS Alabama
-------------------------------------------------------------------------------------------------------------
CIT Group/Equipment Financing, Inc.      Date Filed: 08/17/87                  1 - Volvo Sleeper Tractor
                                         Continued: 04/02/92
                                         File number: A253773
                                         SOS Alabama
-------------------------------------------------------------------------------------------------------------
Rieter Corporation                       Date Filed: 02/16/95                  Rieter Drawframe
                                         File number: 2046
                                         Coosa County, Alabama
-------------------------------------------------------------------------------------------------------------
Wachovia Bank of Georgia, as Agent       Date Filed: 04/07/94                  Blanket Lien
                                         File number: 94-069505
                                         SOS California
-------------------------------------------------------------------------------------------------------------
Wachovia Bank of Georgia, as Agent       Date Filed: 04/05/94                  Blanket Lien
                                         File number: 1052193
                                         SOS Connecticut
-------------------------------------------------------------------------------------------------------------
Wachovia Bank of Georgia, as Agent       Date Filed: 04/04/95                  Blanket Lien
                                         File number: 33817
                                         Floyd County
-------------------------------------------------------------------------------------------------------------
Wachovia Bank of Georgia, as Agent       Date Filed: 04/04/95                  Blanket Lien
                                         File number: 30395
                                         Walton County
-------------------------------------------------------------------------------------------------------------
Wachovia Bank of Georgia, as Agent       Date Filed: 04/04/95                  Blanket Lien
                                         File number: 225684
                                         SOS Massachusetts
-------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
             SECURED PARTY                   JURISDICTION                                  COLLATERAL
-----------------------------------------------------------------------------------------------------------------
Wachovia Bank of Georgia, as Trustee     Date Filed: 10/03/95                  Property/items secured by UCC-1
                                         File number: 1269123                  #0588793, filed 07/19/89 which has
                                         SOS North Carolina                    expired
-----------------------------------------------------------------------------------------------------------------
Rieter Corporation                       Date Filed: 02/16/95                  Rieter Drawframe
                                         File number: 1162256
                                         SOS North Carolina
-----------------------------------------------------------------------------------------------------------------
Rieter Corporation                       Date Filed: 02/16/95                  Rieter Drawframe
                                         File number: 1162255
                                         SOS North Carolina
-----------------------------------------------------------------------------------------------------------------
Rieter Corporation                       Date Filed: 02/16/95                  Rieter Drawframe
                                         File number: 1162254
                                         SOS North Carolina
-----------------------------------------------------------------------------------------------------------------
Wachovia Bank of Georgia, as Agent       Date Filed: 04/05/94                  Blanket Lien
                                         File number: 1093872
                                         SOS North Carolina
-----------------------------------------------------------------------------------------------------------------
Trust Company Bank of Georgia            Date Filed: 12/04/92                  IRB Project and Equipment
                                         File number: 0947502
                                         SOS North Carolina
-----------------------------------------------------------------------------------------------------------------
Trust Company Bank of Georgia            Date Filed: 12/03/92                  IRB Project and Equipment
                                         File number: 0947094
                                         SOS North Carolina
-----------------------------------------------------------------------------------------------------------------
Staunton Norris, as Deed of Trust        Date Filed: 07/08/88                  IRB Project and Equipment
Trustee and Trust Company Bank and       Continued: 06/30/93
First Nat'l Bank of Atlanta, as          File number: 0470504
Indentured Trustee                       Continued: 0011832
                                         SOS North Carolina
-----------------------------------------------------------------------------------------------------------------
Staunton Norris, as Deed of Trust        Date Filed: 07/19/89                  IRB Project and Equipment
Trustee and Trust Company Bank and       File number: 0588793
First Nat'l Bank of Atlanta, as          SOS North Carolina
Indentured Trustee
-----------------------------------------------------------------------------------------------------------------
Rieter Corporation                       Date Filed: 11/18/94                  Rieter Drawframe
                                         File number: 94-1512
                                         Lee County, North Carolina
-----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
             SECURED PARTY                   JURISDICTION                                 COLLATERAL
----------------------------------------------------------------------------------------------------------------
Rieter Corporation                       Date Filed: 11/18/94                  Rieter Drawframe
                                         File number: 94-1511
                                         Lee County, North Carolina
----------------------------------------------------------------------------------------------------------------
Trust Company Bank / Wachovia Bank of    Date Filed: 12/02/92                  IRB Project and Equipment
Georgia, NA                              File number: 92-1601
                                         Lee County, North Carolina
----------------------------------------------------------------------------------------------------------------
Wachovia Bank of Georgia                 Date Filed: 09/26/95                  Pertaining to UCC-1 #89-256 Filed
                                         File number: 95-182                   07/13/89 which has since expired
                                         Yancey County, North Carolina
----------------------------------------------------------------------------------------------------------------
Rieter Corporation                       Date Filed: 11/07/94                  Rieter Drawframe RSB 951
                                         File number: 94-203
                                         Yancey County, North Carolina
----------------------------------------------------------------------------------------------------------------
Trust Company Bank                       Date Filed: 12/04/92                  IRB Project and Equipment
                                         File number: 92-1976
                                         Yancey County, North Carolina
----------------------------------------------------------------------------------------------------------------
Staunton Norris, as Deed of Trust        Date Filed: 07/08/88                  IRB Project and Equipment
Trustee and Trust Company Bank and       Continued: 06/25/93
First Nat'l Bank of Atlanta, as          File number: 88-288
Indentured Trustee                       Continued as 93-103
                                         Yancey County, North Carolina
----------------------------------------------------------------------------------------------------------------
Staunton Norris, as Deed of Trust        Date Filed: 07/13/89                  IRB Project and Equipment
Trustee and Trust Company Bank and       File number: 89-256
First Nat'l Bank of Atlanta, as          Yancey County, North Carolina
Indentured Trustee
----------------------------------------------------------------------------------------------------------------
Wachovia Bank of Georgia                 Date Filed: 04/12/94                  Blanket Lien
                                         File number: 1563871
                                         SOS New Jersey
----------------------------------------------------------------------------------------------------------------
Wachovia Bank of Georgia                 Date Filed: 04/06/94                  Blanket Lien
                                         File number: 23000343
                                         SOS Pennsylvania
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
        SECURED PARTY                        JURISDICTION                            COLLATERAL
--------------------------------------------------------------------------------------------------------
Rieter Corporation                       Date Filed: 11/10/94                  Leased Equipment
                                         File number: 941110-103225A
                                         SOS South Carolina
--------------------------------------------------------------------------------------------------------
Wachovia Bank of Georgia                 Date Filed: 04/05/94                  Blanket Lien
                                         File number: 940405-132723A
                                         SOS South Carolina
--------------------------------------------------------------------------------------------------------
Trust Company Bank                       Date Filed: 12/04/92                  IRB Project and Equipment
                                         File number: 921204-100723A
                                         SOS South Carolina
--------------------------------------------------------------------------------------------------------
Bell Atlantic Systems Leasing            Date Filed: 04/08/91                  Leased Equipment
                                         File number: 91-017594
                                         SOS South Carolina
--------------------------------------------------------------------------------------------------------
Trust Company Bank                       Date Filed: 01/04/91                  IRB Project and Equipment
                                         File number: 91-00010
                                         Oconee County, South Carolina
--------------------------------------------------------------------------------------------------------
Trust Company Bank                       Date Filed: 12/02/92                  IRB Project and Equipment
                                         File number: 92-00694
                                         Oconee County, South Carolina
--------------------------------------------------------------------------------------------------------
Rieter Corporation                       Date Filed: 11/09/94                  Rieter Drawframe
                                         File number: 94-00681
                                         Oconee County, South Carolina
--------------------------------------------------------------------------------------------------------
Wachovia Bank of Georgia                 Date Filed: 04/05/94                  Blanket Lien
                                         File number: 94064691
                                         SOS Texas
--------------------------------------------------------------------------------------------------------
GRANITEVILLE COMPANY
--------------------------------------------------------------------------------------------------------
Schlafhorst, Inc.                        Date Filed: 02/06/92                  Equipment
                                         File number: 92-005960
                                         Secretary of State, SC
--------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
         SECURED PARTY                       JURISDICTION                                   COLLATERAL
-------------------------------------------------------------------------------------------------------------------
Schlafhorst, Inc.                        Date Filed: 01/14/92                  Equipment
                                         File number: 92-002008/92-002009
                                         Secretary of State, SC
-------------------------------------------------------------------------------------------------------------------
Schlafhorst, Inc.                        Date Filed: 01/14/92                  Equipment
                                         File number: 92-002008
                                         Secretary of State, SC
-------------------------------------------------------------------------------------------------------------------
Olin Corporation                         Date Filed: 02/10/94                  Leased Equipment
                                         File number: 131059A
                                         Secretary of State, SC
-------------------------------------------------------------------------------------------------------------------
Olin Corporation                         Date Filed: 12/07/93                  Leased Equipment
                                         File number: 110634A
                                         Secretary of State, SC
-------------------------------------------------------------------------------------------------------------------
BellSouth Financial Services             Secretary of State, SC
Corporation Amendment: 09/28/92,
#134045A
-------------------------------------------------------------------------------------------------------------------
Pitney Bowes Credit Corporation          Date Filed: 01/29/92                  Equipment Informational Filing
                                         File number: 92004503/92004504
                                         Secretary of State, SC
-------------------------------------------------------------------------------------------------------------------
Schlafhorst, Inc.                        Date Filed: 08/19/91                  3 - Rotor Autocoro
                                         File number: 91-040929
                                         Secretary of State, SC
-------------------------------------------------------------------------------------------------------------------
Pitney Bowes Credit Corporation          Date Filed: 01/25/96                  Leased Equipment
                                         File number: 122033A
                                         Secretary of State, SC
-------------------------------------------------------------------------------------------------------------------
Primeco, Inc. d/b/a Prime Equipment      Date Filed: 09/13/94                  1 - Scissor Lift
                                         File number: 100644A
                                         Secretary of State, SC
-------------------------------------------------------------------------------------------------------------------
E.I. DuPont De Nemours & Co.             Date Filed: 12/27/91                  Notice filing of a Service Agreement
Separation Systems                       File number: 91-061914
                                         Secretary of State, SC
-------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
           SECURED PARTY                     JURISDICTION                                  COLLATERAL
------------------------------------------------------------------------------------------------------------------
Canon Financial Services, Inc.           Date Filed: 01/12/93                  Office Equipment
                                         File number: 145328A
                                         Secretary of State, SC
------------------------------------------------------------------------------------------------------------------
Primeco, Inc. d/b/a Prime Equipment      Date Filed: 09/13/94                  1 - Scissor Lift
                                         File number: 1329
                                         Aiken County, SC
------------------------------------------------------------------------------------------------------------------
Schlafhorst, Inc.                        Date Filed: 02/06/92                  Rotor Autocoro(s)
                                         File number: 192
                                         Aiken County, SC
------------------------------------------------------------------------------------------------------------------
Schlafhorst, Inc.                        Date Filed: 01/15/92                  Rotor Autocoro(s)
                                         File number: 81
                                         Aiken County, SC
------------------------------------------------------------------------------------------------------------------
Schlafhorst, Inc.                        Date Filed: 01/15/92                  Rotor Autocoro(s)
                                         File number: 80
                                         Aiken County, SC
------------------------------------------------------------------------------------------------------------------
Schlafhorst, Inc.                        Date Filed: 08/20/91
                                         File number: 1335
                                         Aiken County, SC                      Rotor Autocoro(s)
------------------------------------------------------------------------------------------------------------------
First United Leasing Corporation         Date Filed: 01/22/93                  1/Panafax Facsimile
                                         File number: 014679
                                         SOS New York
------------------------------------------------------------------------------------------------------------------
Pitney Bowes                             Date Filed:                           Equipment Lease
                                         File number: 960412-131615A
                                         SOS South Carolina
------------------------------------------------------------------------------------------------------------------
The CIT Group/Commercial Services,       N/A                                   $260,000 cash deposit to secure
Inc.,                                                                          certain reimbursement and indemnity
                                                                               obligations
------------------------------------------------------------------------------------------------------------------
Bank of New York                         N/A                                   Foreign Accounts Receivable per
(successor-in-interest to FNB                                                  Factoring Agreement
Financial Company)
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
     SECURED PARTY                           JURISDICTION                                  COLLATERAL
------------------------------------------------------------------------------------------------------------------
WALTON MONROE MILLS, INC.
------------------------------------------------------------------------------------------------------------------
Trust Company Bank                       Date Filed: 06/15/92                  IRB Project and Equipment
                                         File number: 28353
                                         Walton County, Georgia
------------------------------------------------------------------------------------------------------------------
Trust Company Bank                       Date Filed: 01/28/93                  Partial Release - 5 Saurer
                                         File number: 28353                    Shutterless Weaving Machines, Type
                                         Walton County, Georgia                400
------------------------------------------------------------------------------------------------------------------
NCC Leasing                              Date Filed: 07/25/91                  NCR electronic data processing
                                         File number: 27498                    equipment
                                         Walton County, Georgia
------------------------------------------------------------------------------------------------------------------
NCC Leasing                              Date Filed: 09/12/91                  14 Terminal Green 1010/keyboards
                                         File number: 27605
                                         Walton County, Georgia
------------------------------------------------------------------------------------------------------------------

                                Subsequent Liens

------------------------------------------------------------------------------------------------------------------
             SECURED PARTY                   JURISDICTION                                  COLLATERAL
------------------------------------------------------------------------------------------------------------------
AVONDALE MILLS, INC.
------------------------------------------------------------------------------------------------------------------
Lease Corporation of America             Date Filed: 03/22/99                  Specific equipment
                                         File number: 99-12446
                                         SOS Alabama
------------------------------------------------------------------------------------------------------------------
Wachovia Bank, N.A.                      Date Filed: 09/19/01                  Blanket Lien
                                         File number: 2001-36546
                                         SOS Alabama
------------------------------------------------------------------------------------------------------------------
Wachovia Bank, N.A.                      Date Filed: 10/01/01                  Blanket Lien
                                         File number: 2001-37829
                                         SOS Alabama
------------------------------------------------------------------------------------------------------------------
The CIT Group/Commercial Services, Inc.  Date Filed: 11/13/01                  Notice Filing for Bailment of
                                         File number: 2001-43481               Inventory
                                         SOS Alabama
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
             SECURED PARTY                   JURISDICTION                                  COLLATERAL
------------------------------------------------------------------------------------------------------------------
Bankers/Softech Divisions of EAB         Date Filed: 03/14/02                  Lease property, goods, inventory
Leasing Corp.                            File number: 02-0146357               and equipment
                                         SOS Alabama
------------------------------------------------------------------------------------------------------------------
Wachovia Bank, N.A.                      Date Filed: 05/31/02                  Blanket Lien
                                         File number: 02-0348739
                                         SOS Alabama
------------------------------------------------------------------------------------------------------------------
Wachovia Bank, N.A.                      Date Filed: 05/31/02                  Blanket Lien
                                         File number: 02-0348745
                                         SOS Alabama
------------------------------------------------------------------------------------------------------------------
The CIT Group/Equipment Financing, Inc.  Date Filed: 07/30/02                  All machinery, furniture, fixtures,
                                         File number: 02-0585932               tools and equipment described on
                                         SOS Alabama                           Exhibit attached to UCC filing
------------------------------------------------------------------------------------------------------------------
General Electric Capital Corporation     Date Filed: 08/27/02                  Blanket Lien on receivables sold
                                         File number: 02-0717903               pursuant to the Sale and
                                         SOS Alabama                           Contribution Agreement dated as of
                                                                               August 30, 2002 by and among
                                                                               Borrower, Avondale Incorporated and
                                                                               General Electric Capital Corporation
------------------------------------------------------------------------------------------------------------------
Toyota Motor Credit Corporation          Date Filed: 09/05/02                  Leased equipment
                                         File number: 02-07321711
                                         SOS Alabama
------------------------------------------------------------------------------------------------------------------
US Bancorp                               Date Filed: 10/08/02                  Specific equipment - informational
                                         File number: 02-0825970               filing
                                         SOS Alabama
------------------------------------------------------------------------------------------------------------------
First American Commercial Bancorp, Inc.  Date Filed: 12/05/02                  All equipment (collateral) now
                                         File number: 02-0975881               owned or hereafter acquired under
                                         SOS Alabama                           Master Lease
------------------------------------------------------------------------------------------------------------------
ePlus Group, inc.                        Date Filed: 02/18/03                  Leased equipment
                                         File number: 03-0144101
                                         SOS Alabama
------------------------------------------------------------------------------------------------------------------
AVONDALE MILLS GRANITEVILLE FABRICS,
INC
------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
             SECURED PARTY                   JURISDICTION                          COLLATERAL
---------------------------------------------------------------------------------------------------
Wachovia Bank, N.A.                      Date Filed: 09/11/01                  Real Property Filing
                                         File number: 1136899
                                         Secretary of State, DE
---------------------------------------------------------------------------------------------------
AVONDALE INCORPORATED
---------------------------------------------------------------------------------------------------
First American Commercial Bancorp, Inc.  Date Filed: 12/05/02                  Leased Equipment
                                         File number: 007-2002-012339
                                         Barrow County, GA
---------------------------------------------------------------------------------------------------

                                                                   Schedule 5.17

                            Description of Insurance

         $1,700,000,000 Property Damage Insurance Policy (Policy No. JC200), issued by Factory Mutual Insurance Company covering all real and personal property of the Borrower, Parent and AMGF.

                                                                   Schedule 5.25

                                     PLANTS

Avondale Mills, Inc. Plants

                                                                                                     (iv) Third
                                                                 Owned/                                 Party
Plant Name                (i) City, State, County                Leased            (iii) Liens         Consent
----------                -----------------------                ------            -----------       ----------
Bevelle                   Alexander City, AL                     Owned                               None
                          Tallapoosa

Alex City                 Alexander City, AL                     Owned                               None
                          Tallapoosa

Eva Jane                  Sylacauga, AL                          Owned                               None
                          Talladega

Sylacauga                 Sylacauga, AL                          Owned                               None
Finishing                 Talladega

Bon Air                   Bon Air, AL                            Owned                               None
                          Talladega

Walhalla                  Walhalla, SC                           Owned                               None
                          Oconee

Catherine                 Sylacauga, AL                          Owned                               None
                          Talladega

Coosa                     Rockford, AL                           Owned                               None
                          Coosa

Pell City                 Pell City, AL                          Owned                               None
                          St. Clair

Sanford                   Sanford, NC                            Owned                               None
                          Lee

Tifton                    Tifton, GA                             Owned                               None
                          Tift

Burnsville                Burnsville, NC                         Owned                               None
                          Yancey

                                                                                                     (iv) Third
                                                                 Owned/                                 Party
Plant Name                (i) City, State, County                Leased            (iii) Liens         Consent
----------                -----------------------                ------            -----------       ----------
Walton                    Monroe, GA                             Leased                              None

                                                                                                     (iv) Third
                                                                 Owned/                                 Party
Plant Name                (i) City, State, County                Leased            (iii) Liens         Consent
----------                -----------------------                ------            -----------       ----------
Gregg Dyeing              Graniteville, SC                       Owned                               None
and Finishing             Aiken

Hickman                   Graniteville, SC                       Owned                               None
                          Aiken

Sibley                    August, GA                             Owned                               None
                          Richmond

Sibley Dyeing             Augusta, GA                            Owned                               None
and Finishing             Richmond

Swint                     Graniteville, SC                       Owned                               None
                          Aiken

Townsend                  Graniteville, SC                       Owned                               None
                          Aiken

Warren Dyeing             Graniteville, SC                       Owned                               None
                          Aiken

Warren Garment            Graniteville, SC                       Owned                               None
Processing                Aiken

Woodhead                  Graniteville, SC                       Owned                               None
                          Aiken

Avondale Mills Graniteville Fabrics, Inc. Plant

Horse Creek               Graniteville, SC                       Owned                               None
                          Aiken

                 SECOND AMENDED AND RESTATED REVOLVER LOAN NOTE

                                Atlanta, Georgia
                                 March 28, 2003

                  For value received, AVONDALE MILLS, INC., an Alabama corporation (the "Borrower"), promises to pay to the order of WACHOVIA BANK, NATIONAL ASSOCIATION (the "Bank"), for the account of its Lending Office, the principal sum of TWENTY-FIVE MILLION and No/100 Dollars ($25,000,000), or such lesser amount as shall equal the unpaid principal amount of each Revolver Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Note on the dates and at the rate or rates provided for in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank, National Association, 301 South College Street, Charlotte, North Carolina 28288, or such other address as may be specified from time to time pursuant to the Credit Agreement.

                  All Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

                  This Second Amended and Restated Revolver Loan Note is one of the Revolver Loan Notes referred to in the Third Amended and Restated Credit Agreement dated March 21, 2003, among the Borrower, the Banks listed on the signature pages thereof, and Wachovia Bank, National Association, as Agent (as so amended, and as the same may hereafter be amended and modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof.

                  IN WITNESS WHEREOF, the Borrower has caused this Second Amended and Restated Revolver Loan Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                                   AVONDALE MILLS, INC.                   (SEAL)

                                   By: _____________________________________
                                       Title:

                         LOANS AND PAYMENTS OF PRINCIPAL

           Base Rate or     Amount    Amount of
           Euro-Dollar        of      Principal      Maturity    Notation
Date          Loan           Loan      Repaid          Date      Made By
-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

                 SECOND AMENDED AND RESTATED REVOLVER LOAN NOTE

                                Atlanta, Georgia
                                 March 28, 2003

                  For value received, AVONDALE MILLS, INC., an Alabama corporation (the "Borrower"), promises to pay to the order of THE CIT GROUP/COMMERCIAL SERVICES, INC. (the "Bank"), for the account of its Lending Office, the principal sum of TWENTY-FIVE MILLION and No/100 Dollars ($25,000,000), or such lesser amount as shall equal the unpaid principal amount of each Revolver Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Note on the dates and at the rate or rates provided for in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank, National Association, 301 South College Street, Charlotte, North Carolina 28288, or such other address as may be specified from time to time pursuant to the Credit Agreement.

                  All Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

                  This Second Amended and Restated Revolver Loan Note is one of the Revolver Loan Notes referred to in the Third Amended and Restated Credit Agreement dated March 21, 2003, among the Borrower, the Banks listed on the signature pages thereof, and Wachovia Bank, National Association, as Agent (as so amended, and as the same may hereafter be amended and modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof.

                  IN WITNESS WHEREOF, the Borrower has caused this Second Amended and Restated Revolver Loan Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                                   AVONDALE MILLS, INC.                   (SEAL)

                                   By: _____________________________________
                                       Title:

                         LOANS AND PAYMENTS OF PRINCIPAL

            Base Rate or     Amount    Amount of
            Euro-Dollar        of      Principal     Maturity    Notation
Date           Loan           Loan      Repaid         Date      Made By
-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

                 SECOND AMENDED AND RESTATED REVOLVER LOAN NOTE

                                Atlanta, Georgia
                                 March 28, 2003

                  For value received, AVONDALE MILLS, INC., an Alabama corporation (the "Borrower"), promises to pay to the order of REGIONS BANK (the "Bank"), for the account of its Lending Office, the principal sum of TWELVE MILLION and No/100 Dollars ($12,000,000), or such lesser amount as shall equal the unpaid principal amount of each Revolver Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Note on the dates and at the rate or rates provided for in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank, National Association, 301 South College Street, Charlotte, North Carolina 28288, or such other address as may be specified from time to time pursuant to the Credit Agreement.

                  All Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

                  This Second Amended and Restated Revolver Loan Note is one of the Revolver Loan Notes referred to in the Third Amended and Restated Credit Agreement dated March 21, 2003, among the Borrower, the Banks listed on the signature pages thereof, and Wachovia Bank, National Association, as Agent (as so amended, and as the same may hereafter be amended and modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof.

                  IN WITNESS WHEREOF, the Borrower has caused this Second Amended and Restated Revolver Loan Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                                   AVONDALE MILLS, INC.                   (SEAL)

                                   By: _____________________________________
                                       Title:

                         LOANS AND PAYMENTS OF PRINCIPAL

           Base Rate or      Amount    Amount of
           Euro-Dollar         of      Principal       Maturity     Notation
Date          Loan            Loan      Repaid          Date        Made By
----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

                   SECOND AMENDED AND RESTATED SWING LOAN NOTE

                                Atlanta, Georgia
                                 March 28, 2003

                  For value received, AVONDALE MILLS, INC., an Alabama corporation (the "Borrower"), promises to pay to the order of WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association (the "Bank"), for the account of its Lending Office, the principal sum of Ten Million and No/100 Dollars ($10,000,000), or such lesser amount as shall equal the unpaid principal amount of each Swing Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Swing Loan Note at the rate provided for Base Rate Loans or as otherwise provided in the Credit Agreement, in all cases on the dates provided for in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank, National Association, 301 South College Street, Charlotte, North Carolina 28288, or such other address as may be specified from time to time pursuant to the Credit Agreement.

                  All Swing Loans made by the Bank, the respective maturities thereof, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

                  This Second Amended and Restated Swing Loan Note is the Swing Loan Note referred to in the Third Amended and Restated Credit Agreement dated March 21, 2003, among the Borrower, the Banks listed on the signature pages thereof, and Wachovia Bank, National Association, as Agent (as so amended, and as the same may hereafter be amended and modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof.

                  IN WITNESS WHEREOF, the Borrower has caused this Second Amended and Restated Swing Loan Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                                   AVONDALE MILLS, INC.(SEAL)

                                   By: _____________________________________
                                       Title:

                         LOANS AND PAYMENTS OF PRINCIPAL

            Amount of    Base Rate or      Principal                 Notation
Date           Loan      Set Rate Loan      Repaid        Maturity    Made By
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

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

                             CONTRIBUTION AGREEMENT

         THIS CONTRIBUTION AGREEMENT (this "Agreement") is entered into as of March 28, 2003, by and among AVONDALE, INCORPORATED (the "Parent"), AVONDALE MILLS, INC. (the "Borrower") and AVONDALE MILLS GRANITEVILLE FABRICS, INC. (the "Subsidiary Guarantor"). The Parent and the Borrower are sometimes hereinafter referred to individually as a "Contributing Party" and collectively as the "Contributing Parties").

                              W I T N E S S E T H :

         WHEREAS, pursuant to that certain Third Amended and Restated Credit Agreement dated as of even date herewith, among the Borrower, WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent for itself and the other Banks which are party thereto from time to time (such agreement, as the same may from time to time be amended, modified, restated or extended, being hereinafter referred to as the "Credit Agreement"; unless otherwise provided herein, capitalized terms used in this Agreement have the meanings set forth in the Credit Agreement), the Banks have agreed to extend financial accommodations to the Borrower;

         WHEREAS, as a condition, among others, to the Agent's and the Banks' willingness to enter into the Credit Agreement, the Banks have required that the Subsidiary Guarantor amend the AMGF Guaranty to, among other things, remove the limitations on liability set forth in Section 15 thereof, and delete such
Section 15; and

         WHEREAS, the Borrower is a wholly-owned direct subsidiary of the Parent, and AMGF is a wholly-owned direct of the Borrower, and each of the Contributing Parties will derive direct or indirect economic benefit from the effectiveness and existence of the Credit Agreement;

         NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, and to induce the Subsidiary Guarantor to amend the AMGF Guaranty as described above, it is agreed as follows:

         To the extent that the Subsidiary Guarantor shall make a payment (the "Subsidiary Guarantor Payment") of a portion of the "Guaranteed Obligations" (as defined in the AMGF Guaranty), then each Contributing Party, jointly and severally, unconditionally agrees to contribute to and indemnify the Subsidiary Guarantor the amount of Subsidiary Guarantor Payment.

         This Agreement is intended only to define the relative rights of the Subsidiary Guarantor and the Contributing Parties, and nothing set forth in this Agreement is intended to or shall impair the obligations of the Subsidiary Guarantor to pay any amounts, as and when the same shall become due and payable in accordance with the terms of the AMGF Guaranty.

         The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets in favor of the Subsidiary Guarantor.

         This Agreement shall become effective upon its execution by each of the Contributing Parties and the Subsidiary Guarantor and shall continue in full force and effect and may not be terminated or otherwise revoked by any Contributing Party until all of the Obligations under and as defined in the Credit Agreement shall have been indefeasibly paid in full (in lawful money of the United States of America) and discharged and the Credit Agreement and financing arrangements evidenced and governed by the Credit Agreement shall have been terminated. Each Contributing Party agrees that if, notwithstanding the foregoing, such Contributing Party shall have any right under applicable law to terminate or revoke this Agreement, and such Contributing Party shall attempt to exercise such right, then such termination or revocation shall not be effective until a written notice of such revocation or termination, specifically referring hereto and signed by such Contributing Party, is actually received by the other Contributing Party, the Subsidiary Guarantor and by the Agent at its notice address set forth in the Credit Agreement or the AMGF Guaranty, as the case may be. Such notice shall not affect the right or power of the Subsidiary Guarantor to enforce rights arising prior to receipt of such written notice by such Contributing Party and the Agent. If any Bank grants additional loans to the Borrower or takes other action giving rise to additional Obligations after any Contributing Party has exercised any right to terminate or revoke this Agreement but before the Agent receives such written notice, the rights of the Subsidiary Guarantor to contribution and indemnification hereunder in connection with any Subsidiary Guarantor Payments made with respect to such loans or Obligations shall be the same as if such termination or revocation had not occurred.

                       [SIGNATURES COMMENCE ON NEXT PAGE]

         IN WITNESS WHEREOF, the Contributing Parties and the Subsidiary Guarantor have each executed and delivered this Agreement as of the date first above written.

                                   AVONDALE MILLS, INC.,
                                   as Borrower                     (SEAL)

                                   By: ______________________
                                         Title:

                                   AVONDALE INCORPORATED,
                                   as Parent                       (SEAL)

                                   By: ______________________
                                         Title:

                                   AVONDALE MILLS GRANITEVILLE FABRICS, INC.,
                                   as Subsidiary Guarantor         (SEAL)

                                   By: ______________________
                                         Title:

                  REQUIRED ASSIGNMENT AND ASSUMPTION AGREEMENT

                  This Required Assignment and Assumption Agreement (this "Assignment") is dated as of the Effective Time (as defined below) and is entered into by and among AVONDALE MILLS, INC., an Alabama corporation (the "Borrower"), BANK OF AMERICA, N.A. (formerly NationsBank, N.A.) ("BOA"), BRANCH BANKING AND TRUST COMPANY ("BB&T"), REGIONS BANK(formerly First Alabama Bank) ("Regions"), THE CIT GROUP/COMMERCIAL SERVICES, INC. ("CIT") and WACHOVIA BANK, NATIONAL ASSOCIATION (successor by merger to Wachovia Bank of Georgia, N.A., Wachovia Bank, N.A., First Union National Bank, and First Union National Bank of Georgia), as a Bank ("WBNA") and as Agent (the "Agent").

                                    RECITALS:

                  A. Reference is made to the Amended and Restated Credit Agreement dated as of April 29, 1996 (which amended and restated the Credit Agreement dated March 29, 1994, as amended prior to April 29, 1996), as amended by First Amendment to Credit Agreement dated as of March 20, 1997, Second Amendment to Credit Agreement dated as of August 29, 1997, Third Amendment to Credit Agreement dated as of August 27, 1999, and Fourth Amendment to Credit Agreement dated as of April 1, 2000, as amended and restated by Second Amended and Restated Credit Agreement dated September 28, 2000, as amended by First Amendment to Second Amended and Restated Credit Agreement dated August 30, 2001, Second Amendment to Second Amended and Restated Credit Agreement dated February 6, 2002, Third Amendment to Second Amended and Restated Credit Agreement dated May 1, 2002, Fourth Amendment to Second Amended and Restated Credit Agreement dated May 24, 2002, and Fifth Amendment to Second Amended and Restated Credit Agreement dated August 30, 2002 (collectively, the (the "Original Credit Agreement") by and among the Borrower, Wachovia Bank, N.A. (successor by merger to Wachovia Bank of Georgia, N.A., Wachovia Bank, N.A., First Union National Bank, and First Union National Bank of Georgia), as Agent and as a Bank, Bank One, N.A. (formerly The First National Bank of Chicago), as Documentation Agent and as a Bank, Bank of America, N.A. (formerly NationsBank, N.A.), and Regions Bank (formerly First Alabama Bank) (WBNA, BOA, BB&T and Regions are each hereinafter referred to as an "Original Bank" and collectively as the "Original Banks"). Terms defined in the Original Credit Agreement are used herein with the same meaning.

                  B. The respective Commitment of each Original Bank and the pro-rata share of each Original Bank in and to all the rights and obligations of the Original Banks under the Original Credit Agreement (with respect to each Original Bank, its "Ratable Pre-Effective Share"), all as of the Effective Time, are set forth on Schedule I attached hereto and by this reference incorporated herein.

                  C. The Borrower has requested amendments to the Original Credit Agreement in order, among other things, to reduce the Aggregate Commitment, to extend the Termination Date, to provide for general working capital needs and to provide for the refinancing of the Obligations outstanding under the Original Credit Agreement through the amendment and restatement of the Original Credit Agreement, and the Remaining Banks (as defined below) are willing to provide such financing pursuant to the terms and conditions set forth in a Third Amendment and Restated Credit Agreement (the "Third Amended and Restated Credit Agreement") to be executed immediately following the execution and delivery of this Assignment, which Third Amendment and Restated Credit Agreement will constitute an amendment and restatement of, and which will replace, the Original Credit Agreement. The Third Amended and Restated Credit Agreement will be by and among WBNA (as a Bank and as Agent), Regions and CIT (each, a "Remaining Bank" and collectively, the "Remaining Banks") and Borrower.

                  D. Each of BOA and BB&T (each, a "Departing Bank" and collectively, the "Departing Banks") desires to terminate its Commitment under the Original Credit Agreement as of the Effective Time, and therefore intends to sell and assign to CIT its interest in and to all of its rights and obligations under the Original Credit Agreement and any other documents related thereto (including any Letters of Credit) pursuant to the terms and conditions of this Assignment.

                  E. WBNA desires to sell and assign a portion of its interest in and to its rights and obligations under the Original Credit Agreement and any other documents related thereto (including any Letters of Credit) to the Assignee Banks as of the Effective Time, pursuant to the terms and conditions of this Assignment. BOA, BB&T and WBNA are hereinafter referred to individually as an "Assignor Bank" and collectively as the "Assignor Banks".

                  F. CIT desires to purchase and assume the interests of BOA and BB&T, and a portion of the interest of WBNA, in and to their respective rights and obligations under the Original Credit Agreement and any other documents related thereto (including any Letters of Credit) as of the Effective Time, pursuant to the terms of this Assignment.

                  G. Regions desires to purchase and assume a portion of the interest of WBNA in and to WBNA's rights and obligations under the Original Credit Agreement and any other documents related thereto (including any Letters of Credit) as of the Effective Time, pursuant to the terms of this Assignment. CIT and Regions are hereinafter sometimes referred to individually as an "Assignee Bank" and collectively as the "Assignee Banks."

                  H. The respective Commitment of each Remaining Bank and the pro-rata share of each Remaining Bank in and to all the rights and obligations of the Remaining Banks under the Third Amended and Restated Credit Agreement (with respect to each Remaining Bank, its "Ratable Post-Effective Share"), all as of the Effective Time, are set forth on Schedule II attached hereto and by this reference incorporated herein, and as of the Effective Time, the Aggregate Commitment will be reduced from $75,000,000 to $62,000,000.

                                    AGREEMENT

                  NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the parties hereto hereby covenant and agree as follows:

                  1. BOA Assignment. BOA hereby sells and assigns to CIT, without recourse to BOA, and CIT hereby purchases at par and assumes from BOA, all of BOA's Ratable Pre-Effective Share (including, without limitation, a 100% interest in BOA's Commitment, a 100% interest in the Loans owing to BOA, a 100% interest in the Revolver Loan Note held by BOA and a 100% interest in all of BOA's risk participation in any Swing Loans and in the Letters of Credit). The purchase price for such payment is $2,640,000 principal.

                  2. BB&T Assignment. BB&T hereby sells and assigns to CIT, without recourse to BB&T, and CIT hereby purchases at par and assumes from BB&T, all of BB&T's Ratable Pre-Effective Share (including, without limitation, a 100% interest in BB&T's Commitment, a 100% interest in the Loans owing to BB&T, a 100% interest in the Revolver Loan Note held by BB&T and a 100% interest in all of BB&T's risk participation in any Swing Loans and in the Letters of Credit). The purchase price for such payment is $440,000 principal.

                  3. WBNA Assignment to CIT. WBNA hereby sells and assigns to CIT, without recourse to WBNA, and CIT hereby purchases at par and assumes from WBNA, 22.0046083% of WBNA's Ratable Pre-Effective Share (constituting a 12.322580645% portion of the aggregate Pre-Effective Share of all Original Banks, and including, without limitation, a 22.0046083% interest in WBNA's Commitment, a 22.0046083% interest in the Loans owing to WBNA, a 22.0046083% interest in the Revolver Loan Note held by WBNA and a 22.0046083% interest in all of WBNA's risk participation in any Swing Loans and in the Letters of Credit). The purchase price for such payment is $1,355,483.87 principal.

                  4. WBNA Assignment to Regions. WBNA hereby sells and assigns to Regions, without recourse to WBNA, and Regions hereby purchases at par and assumes from WBNA, 5.9907693% of WBNA's Ratable Pre-Effective Share (constituting a 3.354830797% portion of the aggregate Pre-Effective Share of all Original Banks, and including, without limitation, a 5.9907693% interest in WBNA's Commitment, a 5.9907693% interest in the Loans owing to WBNA, a 5.9907693% interest in the Revolver Loan Note held by WBNA and a 5.9907693% interest in all of WBNA's risk participation in any Swing Loans and in the Letters of Credit). The purchase price for such payment is $369,032.26 principal.

                  5. Commitment Reduction. The parties acknowledge and agree that, as of the Effective Time, the Aggregate Commitment will be reduced from $75,000,000 (as existing prior to the Effective Time) to $62,000,000 (as will exist as of the Effective Time). The Ratable Post-Effective Share of each Remaining Bank, as well as each Remaining Bank's Commitment under the Loans and the Letters of Credit, shall be as set forth on Schedule II attached hereto.

                  6. Representations and Warranties of Assignor Banks. Each of the Assignor Banks (i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Original Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Original Credit Agreement or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder, that such interest is free and clear of any adverse claim and that as of immediately prior to the Effective Time its Commitment, its Ratable Pre-Effective Share of the Loans and of its risk participation in any Swing Loans and the Letters of Credit, and the aggregate outstanding principal amount of Revolver Loans held by it, is as set forth on
Schedule I attached hereto; (ii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, the Parent or AMGF or the performance or observance by the Borrower of any of its obligations under the Original Credit Agreement or any other Loan Documents, or the performance or observance by the Parent of any of its obligations under the Parent Documents; or the performance or observance by AMGF of any of its obligations under the AMGF Documents, and (iii) acknowledges and agrees that as of the Effective Time, the Revolver Loan Note held by it shall be deemed cancelled, superseded and of no further force or effect, and covenants and agrees to deliver to the Borrower for cancellation its Revolver Loan Note issued under the Original Credit Agreement no later than 3 Domestic Business Days following the Effective Time. At the Effective Time, the Borrower shall execute and deliver to the Agent, for distribution to the Remaining Banks, a new Revolver Loan Note payable to each Remaining Bank, dated as of the Effective Time in the principal amount of its Commitment set forth on
Schedule II attached hereto with respect to such Remaining Bank.

                  7. Representations, Warranties and Covenants of Assignee Banks. Each Assignee Bank (i) confirms that it has received a copy of the Third Amended and Restated Credit Agreement, together with copies of the financial statements referred to in Section 4.04(a) thereof (or any more recent financial statements of the Borrower delivered pursuant to Section 5.01(a) or (b) thereof) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor Banks or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Third Amended and Restated Credit Agreement; (iii) confirms that it is a bank, financial institution or commercial finance company; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Third Amended and Restated Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Third Amended and Restated Credit Agreement required to be performed by it as a Bank and agrees to be bound by all of the terms and provisions of the Third Amended and Restated Credit Agreement (including, without limitation, the provisions of Section 9.18) and the Receivables Intercreditor Agreement (including, without limitation, the obligations and agreements contained in Sections 2.19, 2.20, and 3.3 thereof); (vi) specifies as its Lending Office (and address for notices) the office set forth beneath its name on the signature pages hereof, (vii) represents and warrants that the execution, delivery and performance of this Assignment are within its corporate powers and have been duly authorized by all necessary corporate action, (viii) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to its status for purposes of confirming exemption from United States withholding taxes with respect to all payments to be made to it under the Third Amended and Restated Credit Agreement and the Revolver Loan Note applicable to it or such other documents as are necessary to indicate that no such payments are subject to such taxes, and (ix) represents and warrants that, as of the Effective Time, it is not entitled to any compensation pursuant to
Section 8.03 or entitled to any suspension of its obligations to make Euro-Dollar Loans pursuant to Section 8.02.

                  8. Conditions Precedent. This Assignment shall become effective only upon (i) execution and delivery of this Assignment by each of the parties hereto, (ii) execution and delivery of the Third Amended and Restated Credit Agreement by each of the parties thereto and (iii) payment by each of the Assignee Banks to the Agent, for the account of the Assignor Banks, of the purchase price for the respective interests being assigned pursuant hereto (the date that each of such conditions has been satisfied, which is expected to occur on March 28, 2003, is the "Effective Time").

                  9. Status. Upon the execution of this Assignment by all parties hereto, from and after the Amendment Effective Time, (i) each Assignee Bank shall be a party to the Third Amended and Restated Credit Agreement and any amendment thereof or replacement therefor and, to the extent rights and obligations have been transferred to it by this Assignment, have the rights and obligations of a Bank thereunder and (ii) each Assignor Bank shall relinquish its rights (other than under Sections 8.03, 9.03 and 9.04 of the Original Credit Agreement) and be released from its obligations under the Original Credit Agreement, but only to the extent its rights and obligations have been transferred to the Assignee Banks by this Assignment.

                  10. Payments. From and after the Effective Time, the Agent shall make all payments in respect of the interests assigned hereby to the applicable Assignee Bank; provided, however, that (i) at the Effective Time, the Agent, for the account of the Borrower, shall pay to the Original Banks accrued and unpaid interest on the outstanding principal balance of their Loans immediately prior to the Effective Time, and (ii) on May 31, 2003, when accrued and unpaid Commitment Fees are paid, the ratable portion thereof that accrued as of the Effective Time shall be paid to the Original Banks based on their Commitments in effect immediately prior to the Effective Time.

                  11. Governing Law. This Assignment shall be governed by, and construed in accordance with, the laws of the State of Georgia.

                         [SIGNATURES BEGIN ON NEXT PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be duly executed, under seal, by their respective authorized officers as of the day and year first above written.

                                   AVONDALE MILLS, INC.            (SEAL)

                                   By: ______________________________
                                       Title:
                                   Avondale Mills, Inc.
                                   506 South Broad Street
                                   Monroe, Georgia 30655
                                   Attention: Vice Chairman and Chief
                                              Financial Officer
                                   Telecopier number: 770-267-2543
                                   Confirmation number: 770-267-2226

                                   WACHOVIA BANK, NATIONAL ASSOCIATION
                                   (successor by merger to Wachovia Bank of
                                   Georgia, N.A., Wachovia Bank, N.A., First
                                   Union National Bank, and First Union National Bank of Georgia),
                                   as Agent and as a Bank          (SEAL)

                                   By: ________________________________
                                       Title:

                                   Lending Office
                                   Wachovia Bank, National Association
                                   301 South College Street
                                   Charlotte, North Carolina 28288
                                   Attention: David C. Hauglid
                                   Telecopier number: 704-374-6319
                                   Confirmation number: 704-383-3544

                                   THE CIT GROUP/COMMERCIAL SERVICES, INC.
                                                                   (SEAL)

                                   By: ___________________________________
                                       Title:

                                   Lending Office
                                   The CIT Group/Commercial Services, Inc.
                                   Two Wachovia Center, 25th Floor
                                   301 South Tryon Street
                                   Charlotte, North Carolina 28202
                                   Attention: Regional Credit Manager
                                   Telecopier number: 704-339-2910
                                   Confirmation number: 704-339-2902

                                   REGIONS BANK                    (SEAL)

                                   By: _______________________________
                                       Title:

                                   Lending Office
                                   Regions Bank
                                   417 N. 20th Street
                                   Birmingham, Alabama  35203
                                   Attention: Mark Howze
                                   Telecopier number: 205-326-7739
                                   Confirmation number: 205-326-7193

                                   BANK OF AMERICA, N.A.           (SEAL)

                                   By: ______________________________
                                       Title:

                                   BRANCH BANKING AND TRUST COMPANY
                                   (SEAL)

                                   By: _________________________________
                                       Title:

                                   SCHEDULE I

                             PRE-EFFECTIVE SCHEDULE

REVOLVING LINE OF CREDIT

-------------------------------------------------------------------------------------------------
                               RATABLE                 PRE-EFFECTIVE           PRE-EFFECTIVE LOAN
     BANK                PRE-EFFECTIVE SHARE             COMMITMENT                  BALANCE
-------------------------------------------------------------------------------------------------
Bank of America               24.00000000%            $18,000,000.00             $ 2,640,000.00
-------------------------------------------------------------------------------------------------
BB&T                           4.00000000%            $ 3,000,000.00             $   440,000.00
-------------------------------------------------------------------------------------------------
Regions                       16.00000000%            $12,000,000.00             $ 1,760,000.00
-------------------------------------------------------------------------------------------------
WBNA                          56.00000000%            $42,000,000.00             $ 6,160,000.00
-------------------------------------------------------------------------------------------------
                           100.0000000000%            $75,000,000.00             $11,000,000.00
-------------------------------------------------------------------------------------------------

$650,000 LETTER OF CREDIT FACILITY

---------------------------------------------------------------------------------------------------
                               RATABLE                PRE-EFFECTIVE         PRE-EFFECTIVE LETTER OF
     BANK                PRE-EFFECTIVE SHARE            COMMITMENT              CREDIT BALANCE
---------------------------------------------------------------------------------------------------
Bank of America               24.00000000%             $156,000.00               $156,000.00
---------------------------------------------------------------------------------------------------
BB&T                           4.00000000%             $ 26,000.00                $26,000.00
---------------------------------------------------------------------------------------------------
Regions                       16.00000000%             $104,000.00               $104,000.00
---------------------------------------------------------------------------------------------------
WBNA                          56.00000000%             $364,000.00               $364,000.00
---------------------------------------------------------------------------------------------------
                           100.0000000000%             $650,000.00               $650,000.00
---------------------------------------------------------------------------------------------------

$500,000 LETTER OF CREDIT

---------------------------------------------------------------------------------------------------
                               RATABLE                PRE-EFFECTIVE         PRE-EFFECTIVE LETTER OF
     BANK                PRE-EFFECTIVE SHARE            COMMITMENT              CREDIT BALANCE
---------------------------------------------------------------------------------------------------
Bank of America               24.00000000%             $120,000.00                $120,000.00
---------------------------------------------------------------------------------------------------
BB&T                           4.00000000%             $ 20,000.00                $ 20,000.00
---------------------------------------------------------------------------------------------------
Regions                       16.00000000%             $ 80,000.00                $ 80,000.00
---------------------------------------------------------------------------------------------------
WBNA                          56.00000000%             $280,000.00                $280,000.00
---------------------------------------------------------------------------------------------------
                           100.0000000000%             $500,000.00                $500,000.00
---------------------------------------------------------------------------------------------------

$250,000 LETTER OF CREDIT

--------------------------------------------------------------------------------------------------
                               RATABLE                PRE-EFFECTIVE         PRE-EFFECTIVE LETTER OF
     BANK                PRE-EFFECTIVE SHARE            COMMITMENT              CREDIT BALANCE
--------------------------------------------------------------------------------------------------
Bank of America               24.00000000%             $ 60,000.00               $ 60,000.00
--------------------------------------------------------------------------------------------------
BB&T                           4.00000000%             $ 10,000.00               $ 10,000.00
--------------------------------------------------------------------------------------------------
Regions                       16.00000000%             $ 40,000.00               $ 40,000.00
--------------------------------------------------------------------------------------------------
WBNA                          56.00000000%             $140,000.00               $140,000.00
--------------------------------------------------------------------------------------------------
                           100.0000000000%             $250,000.00               $250,000.00
--------------------------------------------------------------------------------------------------

                                   SCHEDULE II

                             POST-EFFECTIVE SCHEDULE

REVOLVING LINE OF CREDIT

-------------------------------------------------------------------------------------------------
                               RATABLE                POST-EFFECTIVE          POST-EFFECTIVE LOAN
     BANK                POST-EFFECTIVE SHARE           COMMITMENT                  BALANCE
-------------------------------------------------------------------------------------------------
Regions                      19.3548387097%           $12,000,000.00             $ 2,129,032.26
-------------------------------------------------------------------------------------------------
WBNA                         40.3225806452%           $25,000,000.00             $ 4,435,483.87
-------------------------------------------------------------------------------------------------
CIT                          40.3225806452%           $25,000,000.00             $ 4,435,483.87
-------------------------------------------------------------------------------------------------
                             100.000000000%           $62,000,000.00             $11,000,000.00
-------------------------------------------------------------------------------------------------

$650,000 LETTER OF CREDIT FACILITY

---------------------------------------------------------------------------------------------------
                               RATABLE                POST-EFFECTIVE       POST-EFFECTIVE LETTER OF
     BANK                POST-EFFECTIVE SHARE           COMMITMENT              CREDIT BALANCE
---------------------------------------------------------------------------------------------------
Regions                      19.3548387097%             $125,806.45              $125,806.45
---------------------------------------------------------------------------------------------------
WBNA                         40.3225806452%             $262,096.77              $262,096.77
---------------------------------------------------------------------------------------------------
CIT                          40.3225806452%             $262,096.77              $262,096.77
---------------------------------------------------------------------------------------------------
                             100.000000000%             $650,000.00              $650,000.00
---------------------------------------------------------------------------------------------------

$500,000 LETTER OF CREDIT

---------------------------------------------------------------------------------------------------
                               RATABLE                POST-EFFECTIVE       POST-EFFECTIVE LETTER OF
     BANK                POST-EFFECTIVE SHARE           COMMITMENT              CREDIT BALANCE
---------------------------------------------------------------------------------------------------
Regions                     19.3548387097%              $ 96,774.19               $ 96,774.19
---------------------------------------------------------------------------------------------------
WBNA                        40.3225806452%              $201,612.90               $201,612.90
---------------------------------------------------------------------------------------------------
CIT                         40.3225806452%              $201,612.90               $201,612.90
---------------------------------------------------------------------------------------------------
                            100.000000000%              $500,000.00               $500,000.00
---------------------------------------------------------------------------------------------------

$250,000 LETTER OF CREDIT

---------------------------------------------------------------------------------------------------
                               RATABLE                POST-EFFECTIVE       POST-EFFECTIVE LETTER OF
     BANK                POST-EFFECTIVE SHARE           COMMITMENT              CREDIT BALANCE
---------------------------------------------------------------------------------------------------
Regions                     19.3548387097%             $ 48,387.10                $ 48,387.10
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WBNA                        40.3225806452%             $100,806.45                $100,806.45
---------------------------------------------------------------------------------------------------
CIT                         40.3225806452%             $100,806.45                $100,806.45
---------------------------------------------------------------------------------------------------
                            100.000000000%             $250,000.00                $250,000.00
---------------------------------------------------------------------------------------------------

                           GLOBAL AMENDMENT AGREEMENT

         THIS GLOBAL AMENDMENT AGREEMENT (this "Agreement") is dated as of March 28, 2003, by and among AVONDALE MILLS, INC., (the "Borrower"), AVONDALE INCORPORATED (the "Parent"), AVONDALE MILLS GRANITEVILLE FABRICS, INC., ("AMGF"), and WACHOVIA BANK, NATIONAL ASSOCIATION (successor by merger to Wachovia Bank of Georgia, N.A., Wachovia Bank, N.A., First Union National Bank and First Union National Bank of Georgia), as Agent (the "Agent").

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Agent and the Banks party thereto entered into that certain Third Amended and Restated Credit Agreement dated as of March 21, 2003 (the "Credit Agreement");

         WHEREAS, the Borrower and the Agent entered into that certain Amended and Restated Security Agreement dated as of April 29, 1996, as amended by that certain Fourth Amendment to Second Amended and Restated Credit Agreement and First Amendment to Security Agreement dated as of May 24, 2002 by and between the Borrower, the Agent, and Banks listed therein (as so amended, the "Security Agreement");

         WHEREAS, the Parent and the Agent entered into that certain Amended and Restated Stock Pledge Agreement dated as of April 29, 1996 (the "Parent Pledge Agreement");

         WHEREAS, the Borrower and the Agent entered into that certain Borrower Pledge Agreement dated as of April 29, 1996 (the "Borrower Pledge Agreement");

         WHEREAS, AMGF and the Agent entered into that certain Security Agreement dated as of August 29, 1997 (the "AMGF Security Agreement");

         WHEREAS, the Borrower, the Parent and AMGF have requested and the Agent and the Banks have agreed to certain amendments to the Credit Agreement and certain other Facility Documents, subject to the terms and conditions hereof;

         NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrower, the Parent, AMGF, and the Agent hereby covenant and agree as follows:

         1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

         2. Amendments to Security Agreement.

                  (a) Amendment to Section 1. Section 1 of the Security Agreement hereby is amended by deleting the initial two sentences thereof in their entirety and substituting the following therefor:

                           Notwithstanding anything to the contrary contained in
                  the Recitals to this Agreement, for all purposes herein (i) the term "Credit Agreement" shall mean that certain Third Amended and Restated Credit Agreement, dated as of March 21, 2003, among Borrower, the Agent, and the Banks parties thereto, as amended, modified and/or restated from time to time and (ii) references to "this Agreement" shall mean the "Original Security Agreement", as defined in and as amended by an Amended and Restated Security Agreement dated as of April 29, 1996, as amended by Fourth Amendment to Second Amended and Restated Credit Agreement and First Amendment to Security Agreement dated as of May 24, 2002, and by Global Amendment Agreement dated as of March 21, 2003 among Avondale Mills, Inc., Avondale Incorporated, Avondale Mills Graniteville Fabrics, Inc. and the Agent, and as thereafter amended, modified and/or restated from time to time. Unless otherwise defined herein, capitalized terms used herein have the meanings set forth in the Credit Agreement. In addition, the following terms have the meanings set forth below, unless the context requires otherwise:

                  (b) Amendment to Section 9.5. Section 9.5 of the Security Agreement hereby is deleted in its entirety and the following is substituted therefor:

                           9.5 Insurance. The Borrower agrees that it will
                  obtain and maintain insurance on the Inventory Collateral and the Equipment Collateral as required by Section 5.17(a) of the Credit Agreement, with loss payable to the Agent as its interests may appear. Such insurance shall not be cancelable by the Borrower, unless with prior written consent of the Required Banks, or by the Borrower's insurer, unless with at least 30 days advance written notice to the Agent. All Net Casualty/Insurance Proceeds of any Collateral shall be applied as provided in Section 5.17(b) of the Credit Agreement.

                  (c) Amendment to Section 12.5. Section 12.5 of the Security Agreement hereby is deleted in its entirety and the following is substituted therefor:

                           12.5 Application of Proceeds. All moneys from time to
                  time received by the Agent from the disposition of Collateral shall be applied by the Agent for the benefit of the Banks in the following manner: first, in discharge of all reasonable expenses of re-taking, holding, preserving, preparing for sale or lease, selling, leasing, and the like of the Collateral including, without limitation, fees and expenses of any receivers and attorneys, insurance premiums, tax payments and the like, and, secondly, as provided for in Section 2.11 of the Credit Agreement.

         3. Amendments to Parent Pledge Agreement.

                  (a) Amendment to Section 1. Section 1 of the Parent Pledge Agreement hereby is deleted in its entirety and the following is substituted therefor:

                           1. Defined Terms. Notwithstanding anything to the contrary contained in the Recitals to this Agreement, for all purposes herein (i) the term "Credit Agreement" shall mean that certain Third Amended and Restated Credit Agreement, dated as of March 21, 2003, among Borrower, the Agent, and the Banks parties thereto, as amended, modified and/or restated from time to time and (ii) references to "this Agreement" shall mean the "Original Pledge Agreement", as defined in and as amended by an Amended and Restated Stock Pledge Agreement dated as of April 29, 1996, as amended by Global Amendment Agreement dated as of March 21, 2003 among

                  Avondale Mills, Inc., Avondale Incorporated, Avondale Mills Graniteville Fabrics, Inc. and the Agent, and as thereafter amended, modified and/or restated from time to time. Unless otherwise defined herein, capitalized terms used herein have the meanings set forth in the Credit Agreement.

                  (b) Amendment to Section 13(b). Section 13 (b) of the Parent Pledge Agreement is hereby amended so that it reads, in its entirety, as follows:

                           (b) Any cash held by the Agent as Collateral and all
                  cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon or any part of the Collateral following the occurrence of an Event of Default shall be applied by the Agent for the benefit of the Banks in the following manner: first, in discharge of all expenses incurred by the Agent which Pledgor is obligated to reimburse the Agent pursuant to Section 15 hereof, and, secondly, as provided for in Section 2.11 of the Credit Agreement.

         4. Amendments to Borrower Pledge Agreement.

                  (a) Amendment to Section 1. Section 1 of the Borrower Pledge Agreement hereby is deleted in its entirety and the following is substituted therefor:

                           1. Defined Terms. Notwithstanding anything to the contrary contained in the Recitals to this Agreement, for all purposes herein, (i) the term "Credit Agreement" shall mean that certain Third Amended and Restated Credit Agreement, dated as of March 21, 2003, among Borrower, the Agent, and the Banks parties thereto, as amended, modified and/or restated from time to time and (ii) references to "this Agreement" shall mean the Borrower Pledge Agreement dated as of April 29, 1996, as amended by Global Amendment Agreement dated as of March 21, 2003 among Avondale Mills, Inc., Avondale Incorporated, Avondale Mills Graniteville Fabrics, Inc. and the Agent, and as thereafter amended, modified and/or restated from time to time. Unless otherwise defined herein, capitalized terms used herein have the meanings set forth in the Credit Agreement.

                  (b) Amendment to Section 2. Section 2 of the Borrower Pledge Agreement hereby is deleted in its entirety and the following is substituted therefor:

                           2. Pledge of Pledged Collateral. Borrower does hereby pledge, hypothecate, assign, transfer, set over, deliver and grant a security interest in and to the Agent in all membership interests in (i) Avondale Funding, LLC held by it (which the Borrower represents and warrants constitutes 100% of the membership interests therein), which shall constitute Receivables Subsidiary Pledged Stock, as defined in the Credit Agreement, together with any and all other securities, cash or other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any or all of such pledged stock, and together with the proceeds thereof and (ii) Avondale Mills Graniteville Fabrics, Inc. (which the Borrower represents and warrants constitutes 100% of the membership interests therein), which shall constitute AMGF Pledged Stock, as defined in the Credit Agreement, together with any and all other securities, cash or other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any or all of such pledged stock, and together with the proceeds thereof (hereinafter said property pertaining to the Receivables Subsidiary Pledged Stock and the AMGF Pledged Stock being individually or collectively, as the context shall required, referred to as the "Pledged Collateral"; provided, that the term "Pledged Collateral", as used in Section 14 hereof, shall refer only to Pledged Collateral pertaining to the Receivables Subsidiary Pledged Stock and not Pledged Collateral pertaining to the AMGF Pledged Stock), all as security for the payment of all of the Obligations in existence from time to time. In the event the Borrower receives from the Receivables Subsidiary a Purchase Money Note, it will deliver such Purchase Money Note to the Agent and it shall also constitute Pledged Collateral. On or before April 7, 2003, Borrower will deliver to the Agent the certificates evidencing the AMGF Pledged Stock, together with duly executed blank stock powers with respect thereto.

                  (c) Amendment to Section 12(b). Section 12 (b) of the Borrower Pledge Agreement hereby is deleted in its entirety and the following is substituted therefor:

                           (c) Any cash held by the Agent as Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon or any part of the Collateral following the occurrence of an Event of Default shall be applied by the Agent for the benefit of the Banks in the following manner: first, in discharge of all expenses incurred by the Agent which Pledgor is obligated to reimburse the Agent pursuant to Section 13 hereof, and, secondly, as provided for in Section 2.11 of the Credit Agreement.

                  (d) Amendment to Exhibit A. Exhibit A of the Borrower Pledge Agreement hereby is deleted in its entirety and the following is substituted therefor:

                                    Exhibit A
                          To Borrower Pledge Agreement

                       Description of the Capital Stock of
                          Avondale Receivables Company

     500 Shares, $0.01 Par Value Common Stock Evidenced by Certificate No. 1

                       Description of the Capital Stock of
                    Avondale Mills Graniteville Fabrics, Inc.

    ___ Shares, $_____ Par Value Common Stock Evidenced by Certificate No. __

         5. Amendments to AMGF Security Agreement.

                  (a) Amendment to Section 1. Section 1 of the AMGF Security Agreement hereby is amended by deleting the initial two sentences thereof in their entirety and substituting the following therefor:

                           Notwithstanding anything to the contrary contained in
                  the Recitals to this Agreement, for all purposes herein (i) the term "Credit Agreement" shall mean that certain Third Amended and Restated Credit Agreement, dated as of March 21, 2003, among Borrower, the Agent, and the Banks parties thereto, as amended, modified and/or restated from time to time and (ii) references to "this Agreement" shall mean the Security Agreement (Avondale Mills Graniteville Fabrics, Inc.) dated as of August 29, 1997 by and between the Guarantor and the Agent, as amended by Global Amendment Agreement dated as of March 21, 2003 among Avondale Mills, Inc., Avondale Incorporated, Avondale Mills Graniteville Fabrics, Inc. and the Agent, and as thereafter amended, modified and/or restated from time to time. Unless otherwise defined herein, capitalized terms used herein have the meanings set forth in the Credit Agreement. In addition, the following terms have the meanings set forth below, unless the context requires otherwise:

                  (b) Additional Amendment to Section 1. Section 1 of the AMGF Security Agreement hereby is further amended by relabeling the defined term "Secured

         Obligations" as "Guaranteed Obligations", and relocating such definition to its proper alphabetical position in Section 1, but leaving intact the rest of such definition.

                  (c) Amendment to Section 6.5. Section 6.5 of the AMGF Security Agreement hereby is deleted in its entirety and the following is substituted therefor:

                           6.5 Insurance. The Guarantor agrees that it will
                  obtain and maintain insurance on the Inventory Collateral and the Equipment Collateral as required by Section 5.17(a) of the Credit Agreement, with loss payable to the Agent as its interests may appear. Such insurance shall not be cancelable by the Guarantor, unless with prior written consent of the Required Banks, or by the Guarantor's insurer, unless with at least 30 days advance written notice to the Agent. All Net Casualty/Insurance Proceeds of any Collateral shall be applied as provided in Section 5.17(b) of the Credit Agreement.

                  (d) Amendment to Section 9.5. Section 9.5 of the AMGF Security Agreement hereby is deleted in its entirety and the following is substituted therefor:

                           9.5 Application of Proceeds. All moneys from time to
                  time received by the Agent from the disposition of Collateral shall be applied by the Agent for the benefit of the Banks in the following manner: first, in discharge of all reasonable expenses of re-taking, holding, preserving, preparing for sale or lease, selling, leasing, and the like of the Collateral including, without limitation, fees and expenses of any receivers and attorneys, insurance premiums, tax payments and the like, and, secondly, as provided for in Section 2.11 of the Credit Agreement.

         6. Amendments to AMGF Guaranty.

                  (b)      Amendments to Title and Recitals.

                           The word "Limited" hereby is deleted from the title
                  to and the recitals at the beginning of the AMGF Guaranty, and the words "subject to the limitation on liability provisions contained herein" and "subject to the limitation on liability provisions contained in Section 15 hereof" in the recitals at the beginning of the AMGF Guaranty hereby are deleted.

                  (b) Amendment to Section 1. Section 1 of the AMGF Guaranty hereby is amended by deleting it in its entirety and substituting the following therefor:

                           Notwithstanding anything to the contrary contained in
                  the Recitals to this Agreement, for all purposes herein (i) the term "Credit Agreement" shall mean that certain Third Amended and Restated Credit Agreement, dated as of March 21, 2003, among Borrower, the Agent, and the Banks parties thereto, as amended, modified and/or restated from time to time and (ii) references to "this Guaranty" shall mean the "Limited Guaranty Agreement" executed by the Subsidiary in favor of the Agent dated as of August 29, 1997, as amended by Global Amendment Agreement dated as of March 21, 2003, and as thereafter amended, modified and/or restated from time to time. Unless otherwise defined herein, capitalized terms used herein have the meanings set forth in the Credit Agreement.

                  (c) Amendments to Section 3. Section 3 of the AMGF Guaranty hereby is amended by deleting the phrase "Subject to the provisions of
         Section 15," at the beginning thereof and capitalizing the word "the" which immediately follows such phrase.

                  (d) Amendments to Section 4. Section 4 of the AMGF Guaranty hereby is amended by deleting the phrase "Subject to Section 15," at the beginning thereof and capitalizing the word "the" which immediately follows such phrase.

                  (d) Amendment to Section 15. Section 15 of the AMGF Guaranty hereby is deleted in its entirety.

         7. Restatement of Representations and Warranties. Each of the Borrower, the Parent and AMGF hereby restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Facility Documents to which it is a party as fully as if made on the date hereof and with specific reference to this Agreement and all other Facility Documents executed and/or delivered in connection herewith, except where reference is made to a specific date.

         7. Effect of Amendment. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Facility Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrower, the Parent and AMGF, as applicable. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

         8. Ratification. Each of the Borrower, the Parent and AMGF hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and the other Facility Documents to which it is a party effective as of the date hereof.

         9. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which may be delivered by facsimile and which when so executed and delivered (including counterparts delivered by facsimile) shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

         10. Section References. Section titles and references used in this Agreement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

         11. No Default. To induce the Agent and the Banks to enter into this Agreement and to continue to make advances pursuant to the Credit Agreement, (i) the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (1) no Default or Event of Default and (2) no right of offset, defense, counterclaim, claim or objection in favor of the Borrower arising out of or with respect to any of the Loans or other obligations of the Borrower owed to the Agent or the Banks under the Credit Agreement and the other Loan Documents, (ii) the Parent hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (1) no Default or Event of Default, and no breach or default exists under the Parent Documents and (2) no right of offset, defense, counterclaim, claim or objection in favor of the Parent arising out of or with respect to any of the obligations of the Parent owed to the Agent or the Banks under the Parent Documents and (iii) AMGF hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (1) no breach or default exists under the AMGF

Documents and (2) no right of offset, defense, counterclaim, claim or objection in favor of AMGF arising out of or with respect to any of the obligations of AMGF owed to the Agent or the Banks under the AMGF Documents.

         12. Further Assurances. Each of the Borrower, the Parent and AMGF agrees to take such further actions as the Agent shall reasonably request in connection herewith to evidence the amendments herein contained to it.

         13. Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with, the laws of the State of Georgia.

         14. Conditions Precedent. This Agreement shall become effective only upon execution and delivery of this Agreement by each of the parties hereto.

                       [SIGNATURES COMMENCE ON NEXT PAGE]

         IN WITNESS WHEREOF, the Borrower, the Parent, AMGF, and the Agent has caused this Agreement to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                                   AVONDALE MILLS, INC.,
                                   as Borrower                     (SEAL)

                                   By: ______________________
                                         Title:

                                   AVONDALE INCORPORATED,
                                   as Parent                       (SEAL)

                                   By: ______________________
                                         Title:

                                   AVONDALE MILLS GRANITEVILLE FABRICS, INC.,
                                   as AMGF                         (SEAL)

                                   By: ______________________
                                         Title:

                                   WACHOVIA BANK, NATIONAL ASSOCIATION
                                   (successor by merger to Wachovia Bank of
                                   Georgia, N.A., Wachovia Bank, N.A., First
                                   Union National Bank and First Union National
                                   Bank of Georgia),
                                   as Agent                        (SEAL)

                                   By: ______________________
                                         Title: